As filed with the Securities and Exchange Commission on February
21
, 2025
Securities Act File No. 333-281687
Investment Company Act File
No. 811-23996

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

☒
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective
Amendment No. 5
☐
Post-Effective Amendment No.
and/or
☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 4

Blackstone Private Multi-Asset Credit and Income Fund
(Exact name of registrant as specified in its charter)

345 Park Avenue, 31st Floor
New York,
NY
(212)
503-2100
(Address and telephone number, including area code, of principal executive offices)
Kevin Michel
Lucie Enns
Blackstone Private Credit Strategies LLC
345 Park Avenue, 31st Floor
New York,
NY
10154
(Name and address of agent for service)

COPIES TO:

Rajib Chanda Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Benjamin C. Wells Jonathan Gaines Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Commencement of Proposed Public Offering
: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED FEBRUARY 21, 2025
Preliminary Prospectus

Blackstone Private Multi-Asset Credit and Income Fund
Class S, Class D, Class I and Class I Advisory Shares

Blackstone Private Multi-Asset Credit and Income Fund is a Delaware statutory trust that seeks to dynamically allocate its assets across a wide range of credit and income-oriented strategies with a focus on private investments. We are externally managed by an affiliate of Blackstone Inc. (“Blackstone”), a leading global investment manager. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Blackstone Private Multi-Asset Credit and Income Fund as the “Fund,” the “Company,” “BMACX,” “we,” “us” or “our.”
We are a
non-diversified,
closed-end
management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our adviser, Blackstone Private Credit Strategies LLC (the “Adviser”), is an affiliate of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone, “Blackstone Credit & Insurance” or “BXCI”). We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). References herein to information about Blackstone Credit & Insurance from December 31, 2023 or prior refers solely to the Adviser and Blackstone Alternative Credit Advisors LP, collectively with their credit-focused affiliates within Blackstone Credit & Insurance.
We currently offer four classes of shares of beneficial interest on a continuous basis: Class S Common Shares (“Class S Shares”), Class D Common Shares (“Class D Shares”), Class I Common Shares (“Class I Shares”) and Class I Advisory Common Shares (“Class I Advisory Shares” and together with the Class S Shares, Class D Shares, and Class I Shares, “Common Shares” or “Shares”). We may offer additional classes of Common Shares in the future. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares equals our daily net asset value (“NAV”) per share. This is a “best efforts” offering, which means that Blackstone Securities Partners L.P., the intermediary manager (the “Intermediary Manager”) for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering.
Interval Fund/Repurchase Offers.
The Fund is a closed-end interval fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board. The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine).

The date on which the repurchase price for Common Shares is determined shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The date by which shareholders wishing to tender Common Shares for repurchase must respond to the repurchase offer will be no more than seven days before the Repurchase Pricing Date (defined herein). The Fund expects to distribute payment to shareholders between one to three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date.
See
“
Share Repurchase Program
.”
Investing in our Common Shares involves a high degree of risk. See “
Risk Factors
” beginning on page 28 of this prospectus. Also consider the following:

•	There is no assurance that we will achieve our investment objectives.

•	You should not expect to be able to sell all or most of your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you may be unable to reduce your exposure in any market downturn.

•
We have elected to operate as an “interval fund” and will make quarterly repurchase offers, but only a limited number of Common Shares will be eligible for repurchase and the need to fund repurchase obligations may affect our ability to be fully invested or force us to maintain a higher percentage of assets in liquid investments, which may harm our investment performance.

•	An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity. See “Share Repurchase Program.”

•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•
We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from net investment income, we have not established limits on the amounts we may pay from such sources. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Common Shares, such that when a shareholder sells its Common Shares the sale may be subject to tax, even if the Common Shares are sold for less than the original purchase price.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•
The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes, which will magnify the potential for loss on amounts invested in the Fund.
See “Leverage,” “Risks—Leverage Risk” and “Description of Shares—Preferred Shares.”

•
We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.
The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.
This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

	Offering Price to the Public(1)	Proceeds to Us, Before Expenses(2)
Class S Shares, per Share	Current NAV	Amount invested at NAV
Class D Shares, per Share	Current NAV	Amount invested at NAV
Class I Shares, per Share	Current NAV	Amount invested at NAV
Class I Advisory Shares, per Share	Current NAV	Amount invested at NAV

(1)	Each class of our Common Shares will be issued on a daily basis at a price per share equal to the NAV per share for such class. The initial NAV per share for each class of our shares will be $15.00.
(2)
No upfront sales load will be paid with respect to Class S shares, Class D shares, Class I shares or Class I Advisory shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares or Class I Advisory shares. We will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.75% per annum of the average daily value of the Fund’s net assets for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the average daily value of the Fund’s net assets for the Class D shares, in each case, accrued daily payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares or the Class I Advisory shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses.
See “Plan of Distribution” and “Use of Proceeds.”
Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also plan to file periodic and current reports and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 345 Park Avenue, 31st Floor, New York, NY 10154, calling us at (212)
503-2100
or visiting our corporate website located at www.bmacx.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is [     ], 2025

ABOUT THIS PROSPECTUS
Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.
Our most recently determined NAV per share for each class of shares will be available daily on our website at www.
bmacx.com
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
The words “we,” “us,” “our,” the “Company,” “BMACX” and the “Fund” refer to Blackstone Private Multi-Asset Credit and Income Fund.
The Adviser is an affiliate of Blackstone Credit & Insurance and is led by substantially the same investment personnel as Blackstone Credit & Insurance. As such, the Adviser has access to the broader resources of Blackstone Credit & Insurance and Blackstone, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest. As such, the term “Blackstone Credit & Insurance” may be used when describing advisory services and resources.
Unless otherwise noted, numerical information relating to Blackstone (as defined below) and Blackstone Credit & Insurance is approximate as of December 31, 2024.
Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

i

TABLE OF CONTENTS

ii

PROSPECTUS SUMMARY
This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:	What is Blackstone Private Multi-Asset Credit and Income Fund?

A:
We are a newly organized Delaware statutory trust formed on July 26, 2024. We are a non-diversified,
closed-end
management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and operated as an “interval fund.” We are externally managed by Blackstone Private Credit Strategies LLC (the “Adviser”), an affiliate of Blackstone Inc. (“Blackstone”) and Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone, “Blackstone Credit & Insurance” or “BXCI”).

Q:	Who is Blackstone and what are its credit capabilities?

A:
Blackstone is the world’s largest alternative asset manager, with total assets under management of more than $1.1 trillion and approximately 4,897 employees at its headquarters in New York and around the world. Blackstone’s four business segments are real estate, private equity, credit and insurance, and multi-asset investing.

Blackstone’s platform provides competitive advantages including scale, expertise across industries and capital structures, and deep relationships with companies and financial sponsors. Blackstone has been investing in the credit markets since 2002 and today is one of the world’s largest alternative credit managers with approximately $453 billion in credit assets under management, with BXCI and real estate debt combined.
BXCI is an expansive, fully integrated credit platform that includes private and liquid credit, infrastructure and asset based credit and insurance businesses. BXCI, through its affiliates, employed 639 people headquartered in New York and in offices globally. BXCI’s
377-person
investment team also includes a
96-person
Chief Investment Office (“CIO”) team, which consists of individuals focused on Underwriting & Execution, Capital Formation, Asset Allocation, Structuring, Asset Management, Portfolio Insights, and Portfolio Analytics. BXCI’s Senior Managing Directors have on average 24 years of industry experience.

Q:	What are your investment objectives?

A:	Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Q:	What is your investment opportunity and strategy?

A:
We will seek to achieve our investment objectives by employing a flexible mandate and dynamically allocating our assets across a wide range of credit and income-oriented strategies with a focus on private investments.

Expansive Opportunity Set.
The fixed income landscape today has broadened and deepened from the “plain vanilla” offering of investment grade bonds and long-duration U.S. Treasuries that comprised the market 40 years ago. The current landscape encompasses broadly syndicated leveraged loans and high yield corporate bonds, Collateralized Loan Obligations (“CLOs”), as well as investments across private and illiquid markets, including senior and junior corporate direct lending, real estate, asset based, and infrastructure. The fixed income market continues to grow and evolve, which has expanded approximately 70% over the past

1

decade to $35 trillion

, and we believe there is a secular shift underway, specifically related to private financing, which has increased from approximately $0.5 trillion to $2 trillion
2
, representing 7% of the overall market today versus 2% since 2012. The increasing number of private companies, evolving bank capital rules and other factors, including bank consolidation over the past several decades, has accelerated the shift towards private financing for companies and real economy assets as borrowers increasingly value the benefits private credit offers, including greater certainty, flexibility, efficiency and confidentiality. We believe the underserved nature of such a large segment, which we see as still in its early stages, creates tremendous growth and opportunity for investment. We believe investors will benefit from a strategy that captures the evolving and expansive opportunity set, with scaled and experienced managers, who have access to the broader credit spectrum, including but not limited to, private corporate credit, asset based and real estate credit, structured credit, and liquid credit.
Access to Wide Breadth of Blackstone’s Credit Platform
.
Blackstone has been investing in the credit markets since 2002 and today is one of the world’s largest alternative credit managers with approximately $453 billion in credit assets under management, with BXCI and real estate debt combined. The team of approximately 499 credit investment professionals, including those investing in real estate debt, constitutes one of the largest in the industry, with a deep reservoir of experience across market cycles, further enhanced by access to Blackstone’s global resources and perspectives. We believe that Blackstone’s scale and expertise across credit asset classes—at all levels of the capital structure—advantageously positions us to generate attractive risk-adjusted returns across the credit landscape. We believe that there are and will continue to be significant investment opportunities in our target asset classes and that leveraging a wide multi-asset credit approach can allow investors to access what we believe are high quality assets and diversifying income across market cycles.
Flexible Asset Allocation.
We believe our flexible investment mandate and flexible approach to asset allocation will enable us to capitalize on attractive credit investments sourced across the Blackstone franchise. Within the varied strategies the Fund will target, BMACX will seek to apply Blackstone’s thematic approach to investing by focusing on what we believe to be attractive sectors and issuers that display strong secular tailwinds, resiliency to downturns and greater pricing power. We will seek to use this flexible investment approach to identify what we believe are compelling investment opportunities based on prevailing market conditions and to focus on current income, capital preservation and upside participation in an effort to generate attractive returns throughout various market environments.
The Fund is expected to offer investors single access to a wide spectrum of Blackstone’s credit platform, which includes without limitation:

•
Private Corporate Credit
: Privately originated, first lien senior secured and unitranche loans, second lien loans, mezzanine debt, other forms of junior or subordinated debt, preferred equity, warrants and common equity related to a credit investment;

•
Asset Based & Real Estate Credit
: Performing loans and related debt instruments supported by physical assets, infrastructure, commercial real estate, as well as consumer finance (such as loans or debt securities backed by credit card receivables or residential real estate loans), fund finance, commercial finance (such as equipment leasing) and related debt securities, including those that may be publicly traded such as commercial and residential mortgage-backed securities (“CMBS” and “RMBS”), asset backed securities (“ABS”) and significant risk transfers (“SRTs”);

•
Structured Credit
: Exposure to diversified portfolios, ranging across asset class and credit quality, of income-producing assets, including insurance-related investments (including equity investments in insurance-related companies and their related entities where the investment return

1	Source: Preqin, Morningstar, Goldman Sachs Global Investment Research. Represents global fixed income AUM as of December 31, 2024.
2	Source: Preqin as of June 30, 2024.

is substantially driven by performance of investment grade credit) and debt and equity investments in CLOs; and

•	Liquid Credit : First and second lien broadly syndicated loans, secured and unsecured high yield bonds and investment grade bonds.
We may invest in additional types of credit investments in the future, including additional types of private fixed income securities and credit instruments and other investments with credit-like attributes.
Currently, we expect to focus on investments in the U.S., but we may also invest in a number of different countries. We have no minimum or maximum limit on the amount of our assets that may be invested in
non-U.S.
securities or investments.
We expect to gain exposure to our strategies either through direct investments or indirectly, including through (i) investing in affiliated registered investment companies or business development companies (“BDCs”), or (ii) operating entities, including insurance-related companies, that could be wholly-owned by us or jointly owned by us and third parties.
Under normal circumstances, we will invest directly or indirectly at least 80% of our assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit-oriented investments) and other investments that are expected to (i) make regular distributions, dividends or interest payments and (ii) generate returns primarily from income (including investments in insurance companies that meet these criteria), in each case, that are issued in private offerings or issued by private companies.
Although we expect to invest in investment grade debt instruments to some extent, we expect many of our debt investments will be unrated or carry a rating from a nationally recognized statistical rating organization below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than
“BBB-”
by Standard & Poor’s Ratings). Our investments in loans may include covenant-lite loans, which means the loans lack certain financial maintenance requirements.
See
“
Risk Factors—
“
Covenant-lite
”
Obligations
.”
We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. There can be no assurance any hedging strategy we employ will be successful.
We expect that certain of our credit investments will be liquid (including certain asset based and real estate credit, structured credit and liquid credit investments) and may be used for the purposes of maintaining liquidity for our quarterly repurchase offers and cash management, while also presenting an opportunity for investment returns.
Our investments are subject to a number of risks.
See “Investment Objectives, Opportunities and Strategies” and “Risk Factors.”

Q:	What types of investments do you intend to make?

A:
Private Corporate Credit.
Through our private corporate credit strategy, we expect to directly or indirectly invest in privately originated and privately negotiated debt investments in North American, European and other
non-U.S.
companies, predominantly through (i) senior direct lending (first lien senior secured and unitranche loans (including first-out/last-out
loans)) and (ii) second lien loans, mezzanine debt, other forms of junior or subordinated debt, preferred equity and warrants and common equity related to a credit investment.

A privately originated loan is a loan that we source directly from a borrower or private equity sponsor and lend directly to the borrower. This is distinct from a syndicated loan, which is generally underwritten by a bank and then syndicated, or sold, in several pieces to a large group of other investors identified by the bank. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans, unlike originated loans, often have liquid markets and can be traded by investors.
The private corporate credit loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans and unitranche loans in which we invest will generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such cases, generally will carry a rating below investment grade (rated lower than Baa3 by Moody’s Investors Service, Inc. or lower than
BBB-
by S&P Global Ratings).
Our mezzanine debt exposure will generally be subordinated to senior secured loans on a payment basis, which means such loans will typically be unsecured and have equal priority to their unsecured creditors. In limited instances, we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, a higher rate of interest would be earned than the “first out” position.
Asset Based & Real Estate Credit.
Through our asset based and real estate credit strategy, we expect to directly or indirectly invest in privately originated debt investments collateralized by financial or physical assets, including infrastructure, commercial and residential real estate, as well as consumer finance (such as loans or debt securities backed by credit card receivables or residential real estate loans), fund finance, commercial finance (such as equipment leasing) and receivables. Investments will generally be structured as core loans (which are senior asset-backed loans or notes), whole loans (including interests in diversified pools of loans) or the first-loss tranche of a whole loan, or, in the case of real estate credit, senior, floating rate mortgage loans secured by various types of income-producing properties (including a first priority mortgage on commercial real estate assets).
Real estate credit investments may be in the form of whole loans, participations in mortgage loans in which all participants have equal priority, or other similar structures. We may also make other investments in public and private real asset credit, including, but not limited to, loans, mezzanine and other forms of debt (including residential credit and debt of real estate-related or infrastructure-related companies) and other entities that invest in real estate or other asset backed debt as one of their core businesses.
We may also invest in securities related to asset based and real estate credit, including CMBS, RMBS and SRTs.
Structured Credit
.
Our structured credit strategy will pursue a mandate of investing in and/or originating structured credit opportunities. The Fund will seek these opportunities through various underlying asset types, vintages, maturities and capital structure priorities. In particular, the Fund seeks to invest in debt and equity/residual securities of CLOs and insurance companies. We believe structured credit products can provide investors with exposure to diversified portfolios of higher-quality investment grade and non-investment
grade debt including loans, bonds, and other similar instruments at potentially higher yields than direct investments in the underlying assets.
CLOs are backed by a portfolio of senior secured loans. Our CLO investments, or the CLO investments of the vehicles in which we invest, may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches

(unrated), leveraged loans (including third-party-managed warehouse facilities that hold such loans in anticipation of expected CLO issuance) and vehicles that invest indirectly in CLO securities or leveraged loans.
Subject to the requirements of the 1940 Act, we may
wholly-own
or
jointly-own
insurance-related companies. These insurance-related portfolio entities may reinsure or otherwise acquire insurance related assets and liabilities, such as annuity contracts. We expect any such insurance-related portfolio entity to hold reserves for its insurance-related liabilities and that those reserves would generally be invested in credit instruments, primarily investment grade debt, subject to the applicable insurance regulatory requirements. These insurance-related portfolio entities are operating companies that would generally hold diversified portfolios of income-producing assets and are designed to provide potential return through those assets and net returns on assets held by sellers of insurance-related assets and liabilities in excess of reinsurance losses and the applicable costs of operating the insurance-related portfolio entity.
Reinsurance involves transferring risks, including obligations to make future policy or contract payments, from an insurance-related company (referred to as the ceding insurer) to the reinsurer. As insurance-related companies continue to manage risk diversification, regulatory capital requirements, liquidity management and optimization of platform investment strategies, reinsurance may allow ceding insurers to manage their capital more efficiently, by transferring risk, optimizing their balance sheets and ensuring regulatory compliance. Among other things, this enables ceding insurers to continue providing solutions to their customers while maintaining financial stability.
Liquid Credit.
Through our liquid credit strategy, we will seek to invest in liquid credit investments that present an opportunity for attractive investment returns, and certain of the investments may also be used for cash management and maintaining liquidity for our quarterly repurchase offers and other uses. Our strategy utilizes a flexible investment approach with a principal focus on current income and mitigation of risk to meet financing objectives. Investments may include first and second lien broadly syndicated loans, secured and unsecured high yield bonds and, to a lesser expected extent, investment grade bonds.
Senior, secured broadly syndicated corporate loans (“Syndicated Loans”) generally benefit from liens on collateral, are rated below-investment grade and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the Secured Overnight Financing Rate (“SOFR”), plus a spread. High yield corporate bonds may be secured or unsecured, are similarly rated below-investment grade and typically pay a fixed coupon initially priced at underwrite as a spread over U.S. Treasury notes or bonds.
Syndicated Loans and high yield bonds are typically made to U.S. and, to a lesser extent,
non-U.S.
corporations, partnerships, limited liability companies and other business entities, which operate in various industries and geographical regions. Borrowers may obtain Syndicated Loans or high yield bonds, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, and complete leveraged buyouts and for general corporate purposes. Syndicated Loans rated below investment grade are sometimes referred to as “leveraged loans” or “bank loans.” High yield bonds are sometimes referred to as “junk bonds.” We may invest in Syndicated Loans or high yield bonds through assignments of or, to a lesser extent, participations in Syndicated Loans or high yield bonds. To a limited extent, we may utilize various types of derivative instruments, including total return swaps for the purpose of gaining exposure to Syndicated Loans or high yield bonds.
Other Investment Strategies.
From time to time, we may invest in other types of investments to the extent that these investments are consistent with our investment objective, strategies and policies, and permissible under the 1940 Act and other applicable regulations.
Portfolio Construction.
Our approach to portfolio construction will be based on both strategic asset allocation (SAA) and tactical asset allocation (TAA). Our SAA approach leverages the full breadth of Blackstone’s credit capabilities to access fundamentally attractive asset classes beyond traditional fixed income and is guided by long-term asset class risk-return expectations and overall portfolio objectives. Our TAA process reflects dynamic repositioning relative to the SAA baseline primarily based on three pillars: relative value, market technicals, and macroeconomic conditions. Together, we believe these allocation signals help us to identify relative value opportunities and capital market inefficiencies, allowing the Fund to tactically tilt portfolio allocations to generate attractive incremental returns.
The Fund benefits from access to BXCI’s origination and pipeline breadth across each underlying asset class. At the individual asset level, investment opportunities require approval of the Global Investment Committee or respective asset class-specific investment committees, prior to being considered for the Fund’s portfolio. Inclusion within the Fund’s portfolio will then be governed by factors including target allocation weights, risk / return profile and diversification benefits, among other portfolio objectives.

Q:	What potential strengths does Blackstone offer?

A:
We believe that Blackstone, as the world’s largest alternative asset manager and one of the world’s largest alternative credit managers, gives us insight into credit markets, with a deep reservoir of experience across market cycles, further enhanced by access to Blackstone’s global resources and perspectives. We believe that our scale and expertise across credit asset classes and across the entire capital structure advantageously positions Blackstone to generate attractive risk-adjusted returns in the Fund, offering investors the following potential strengths:

•
Breadth of Experience and Origination Capabilities Across Credit Asset Classes.
The scale and depth of Blackstone’s credit platform allows for more resources to source, evaluate, and monitor investments. We have demonstrated market leadership in every credit asset class within the Fund’s investment mandate.

Private Corporate Credit
Since 2005, BXCI has been active in the private credit market and serves as a partner and counterparty of choice to private equity sponsors, corporate boards, management teams and financial intermediaries. The
102-person
dedicated private credit investment team covers more than 400 financial sponsors/advisors. BXCI has a scaled capital base through its $172 billion of private corporate credit AUM, as well as an established market position, including nearly $270 billion invested globally in private corporate credit for nearly 20 years. Specifically, within the North America Direct Lending Strategy, BXCI has invested nearly $127 billion in privately

3
As of December 31, 2024. The North America Direct Lending track record represents U.S. and Canada first lien and unitranche debt, or non-U.S. first lien and unitranche debt where >50% of the revenue is generated from the U.S. (which may be secured by the applicable borrower’s assets and/or equity), transactions in companies that were originated or anchored by certain BXCI managed, advised or sub-advised funds (including the Fund, BXCI managed mezzanine funds and BXCI sub-advised BDCs, as well as certain other BXCI managed funds and accounts) and, with respect to certain transactions, investments allocated to affiliates of BXCI, which may be sold to BXCI managed funds or accounts in the future (the “North America Direct Lending track record”). The North America Direct Lending track record includes investments for periods prior to December 31, 2017, in BDCs that were sub-advised by BXCI on a nondiscretionary basis until April 9, 2018 (the “Sub-Advised Investments”). With respect to certain transactions, the North America Direct Lending track record includes free equity and/or warrants that accompanied the debt financings, as well as any loans or securities into which the applicable first lien and unitranche debt may have been restructured subsequent to BXCI’s initial investment. The North America Direct Lending track record excludes (i) broadly syndicated, mezzanine, second lien and equity (other than the aforementioned free equity and/or warrants or securities issued upon restructuring) transactions, among others and (ii) transactions where BXCI’s invested capital (net of transactions fees) was under $25 million.

originated transactions and has the world’s largest BDC.

We view BXCI as favorably positioned to continue to take advantage of the compelling market opportunity in private credit.
Asset Based & Real Estate Credit
BXCI’s Infrastructure & Asset Based Credit (“IABC”) business, which started in 2015, is comprised of BXCI’s premier asset based finance, infrastructure credit and residential real estate lending activities with $90 billion of AUM and 70 investment professionals globally. The IABC team is focused on financing real assets of the economy, which Blackstone believes has a total addressable market of greater than $12 trillion.
Additionally, over the last 33 years, Blackstone has built one of the largest real assets platforms. Blackstone established a global real estate debt business, with the largest real estate credit fund, with $77 billion of AUM and 122 investment professionals, and originated and/or acquired more than $107 billion of loans.
Structured Credit
Blackstone’s structured credit strategy focuses on a range of assets including debt and equity/residual debt tranches of CLOs and insurance-related investments. Blackstone is the largest global CLO manager in the world. CLOs have been a core part of our business since inception in 1998. In 2022, we became the first CLO manager to have priced at least 100 U.S. CLOs. BXCI also has an established CLO investing team that has been investing in CLO securities since 2005.
BXCI has deep insurance expertise with approximately 86 dedicated insurance professionals.

This team is equipped to help us structure investments in insurance companies and source reinsurance arrangements. These could include insurance-related portfolio entities that are operating companies.
Liquid Credit
With 90 dedicated liquid credit investment professionals at Blackstone, we are the largest global loan manager, largest primary market recipient of new issue bank loan allocations, and largest secondary market trader of U.S. bank loans.

We also
sub-advise
the largest actively managed bank loan exchange-traded fund (“ETF”)
7
and utilize a proprietary credit default probability model in our high yield and investment grade bond strategies, both of which, in our view, provide us with insights into market technicals. We believe that the broad network of BXCI can provide a significant pipeline of investment opportunities for us. BXCI has a strong trading presence and actively monitors thousands of companies across the public and private markets through its $114 billion Liquid Credit Strategies platform, and as a result has deep insight across sectors and industries.

4	Largest BDC based on publicly reported net asset value of both traded and non-traded BDCs as of September 30, 2024.
5
As of December 31, 2024. Includes insurance-dedicated investment professionals, client solutions professionals, and operating professionals. Also includes members of the Asset Allocation team based in BXCI Chief Investment Office who are primarily focused on designing and managing portfolios for insurance clients.

6
As of December 31, 2024. Evidenced by (i) the largest trader of US and Europe secondary and overall loans (based on master tickets), per S&P Global, (ii) the largest active US Loan ETF, per Morningstar and (iii) the largest global CLO manager, per Creditflux and 9fin.

7	Source: Morningstar, as of September 30, 2024.

•
Disciplined Investment Process and Active Portfolio Management.
 BXCI employs a rigorous investment process and defensive investment approach to evaluate potential opportunities with a focus on long-term credit performance and principal protection. We believe BXCI has generated attractive risk-adjusted returns in its investing activities throughout many economic and credit cycles by (i) maintaining its investment discipline; (ii) performing intensive credit work; (iii) carefully structuring transactions; and (iv) actively managing its portfolios. BXCI’s investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies, which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. Additionally, BXCI’s senior investment professionals have dedicated their careers to the leveraged finance and private equity sectors, and we believe that their experience in due diligence, credit analysis and ongoing management of investments is invaluable to the success across our credit strategies.

•
Deep Investment Insights.
Blackstone has invested substantial resources in integrating insights across its investment platform and ensuring that its data mining and information flow are best in class, and Blackstone’s senior leadership has fostered a collaborative environment and made teamwork a priority across the firm’s investing activities, subject to information walls. Blackstone covers more than 4,800 issuers across its portfolios globally, and together with BXCI’s
96-person
CIO team (comprised of investment management and portfolio operations professionals), we believe this provides invaluable insight and access to a broad and diverse set of investment opportunities. Additionally, we can leverage resources such as Blackstone’s 50+ data scientists and 20 MDs/PhDs and strategies such as real estate, infrastructure and life sciences. Our information advantage, which is driven by our scale, well-positions Blackstone to spot trends early and make more informed investment decisions, which we believe provides us a competitive advantage in both the public and private credit markets.

•
Strategies for Varying Market Environments with
One-stop
Access to a Variety of Credit Strategies
.
 BXCI believes its approach to flexibly invest across asset classes will enable the Fund to capitalize attractive credit investments sourced across the Blackstone franchise. BXCI’s thematic approach to investing focuses on what we believe to be attractive sectors and issuers that display strong secular tailwinds, resiliency to downturns, and greater pricing power. In our view, the combination of top-down
and
bottom-up
portfolio construction, along with diversified exposure to credit markets, may potentially result in excess returns with lower volatility and higher credit quality than comparable fixed income indices.

Blackstone is a leader in delivering innovations and solutions to investors with 13+ years of experience through our private wealth platform. The Fund provides investors single access to the broad spectrum of Blackstone’s credit platform, including access to the growing opportunity set in private credit.

•
Value-Added Capital Provider and Partner Leveraging the BXCI Value Creation Program
.
BXCI has established a reputation for providing creative, value-added solutions to address a company’s financing requirements, and we believe our ability to solve a need for a company may lead to attractive investment opportunities. In addition, BXCI has access to the significant resources of the Blackstone platform, including the BXCI Value Creation Program (the “Value Creation Program”), a global platform that intends to help BXCI investments create meaningful value by leveraging the scale, network and expertise within the Blackstone platform. Specifically, the Value Creation Program focuses on three areas of improvement: (i) reducing costs by leveraging the scale and purchasing power of Blackstone through the Group Purchasing Organization (the “GPO”), preferred partnerships and the Blackstone Sourcing Center;

(ii) helping to create potential revenue-generating opportunities across Blackstone’s portfolio by facilitating introductions to other Blackstone portfolio companies; and (iii) subject to information walls, providing valuable access to industry and functional experts within the Blackstone organization (including the Blackstone Portfolio Operations team which consists of over 100 internal resources) who are focused on areas such as cybersecurity, sustainability, data science, healthcare, human resources and information technology, among others, and the network among portfolio companies.

Q:	How does Blackstone identify investments?

A:
The Adviser will utilize Blackstone Credit & Insurance’s significant size and scale in both the public and private credit markets. Our team of a professionals has built a network of relationships with commercial and investment banks, finance companies, private equity sponsors, real estate owners and operators, and other investment funds. We believe that Blackstone Credit & Insurance’s scale, strong reputation, and longstanding relationships, our capacity to underwrite and execute complex transactions with speed and certainty, and Blackstone’s broad firmwide network, help drive substantial proprietary deal flow and may provide a significant pipeline of investment opportunities for the Fund.

Q:	Will you use leverage?

A:
Yes. To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will borrowings by the Fund exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 1:2 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from financial institutions and issuances of debt securities. We may also use leverage in the form of the issuance of preferred shares or, to a limited extent, by using reverse repurchase agreements or similar transactions and derivatives, including credit default swaps. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment or other uses by us.

We expect to invest in other investment companies and BDCs, and such vehicles will use leverage which we will not count towards our leverage limit (provided that we do not wholly own any of these investment companies or BDCs or that we are not otherwise required to consolidate such entities). We may invest in operating entities, for example insurance-related companies and their related entities, but we will not treat the liabilities of such operating companies as leverage for purposes of calculating our leverage limit (provided that such liabilities (including borrowings) are not recourse to us and that the financial statements of the operating entity are not consolidated in our financial statements pursuant to the requirements of U.S. generally accepted accounting principles (“U.S. GAAP”)).
See “Risk Factors – Leverage Risk.”

Q:	How will we be allocated investment opportunities?

A:
BXCI, including the Adviser, provides investment management services to other registered investment companies, BDCs, investment funds, client accounts and proprietary accounts that BXCI may establish (other than us) (collectively the “Other Blackstone Credit & Insurance Clients”). In addition, Blackstone provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Blackstone may establish (together with the Other Blackstone Credit & Insurance Clients, the “Other Clients”).
See “Potential Conflicts of Interest.”

BXCI will share investment and sale opportunities with its other clients and us in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act, and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.
In addition, as a
closed-end
fund regulated under the 1940 Act, we (and any other registered funds or BDCs established by BXCI or Blackstone in which we invest) are subject to certain limitations relating to co-investments
and joint transactions with affiliates, which in certain circumstances will limit our ability (and the ability of any other registered funds or BDCs established by BXCI or Blackstone in which we invest) to make investments or enter into other transactions alongside other clients.
We will
co-invest
with certain affiliates of the Adviser. The Adviser has received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, our board of trustees (the “Board of Trustees” and each member of the Board of Trustees, a “Trustee”) may establish objective criteria (“Board Criteria”) clearly defining co-investment
opportunities in which we will have the opportunity to participate with one or more public or private BXCI funds that target similar assets. If an investment falls within the Board Criteria and is otherwise consistent within our then-current investment objectives and strategies, BXCI must present the investment opportunity to the Adviser to consider the investment opportunity for participation by the Fund. The Fund may determine to participate or not to participate, depending on whether BXCI determines that the investment is appropriate for us (e.g., based on investment strategy, portfolio construction or other considerations). The co-investment
would generally be allocated to us and the other BXCI funds that target similar assets pro rata based on available capital for the particular investment. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.

Q:	For whom may an investment in your Common Shares be appropriate?

A:	An investment in our Common Shares may be appropriate for you if you:

•	seek to allocate a portion of your investment portfolio to an investment vehicle with an income-oriented portfolio expected to be primarily U.S. credit investments;

•	seek to receive current income through regular distribution payments;

•	wish to obtain the potential benefit of long-term capital appreciation; and

•	are able to hold your Common Shares as a long-term investment and do not need liquidity from your investment in the near future.
We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their Common Shares in the near future.
See “Share Repurchase Program.”

Q:	Are there any risks involved in buying your Common Shares?

A:
Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below. A discussion of the risks associated with an investment in the Fund can be found under “Risk Factors.”

•	There is no assurance that we will achieve our investment objectives.

•	You should not expect to be able to sell all or most of your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you may be unable to reduce your exposure in any market downturn.

•
We have elected to operate as an “interval fund” and will make quarterly repurchase offers, but only a limited number of Common Shares will be eligible for repurchase and the need to fund repurchase obligations may affect our ability to be fully invested or force us to maintain a higher percentage of assets in liquid investments, which may harm our investment performance.

•	An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity. See “Share Repurchase Program.”

•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•
We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from net investment income, we have not established limits on the amounts we may pay from such sources. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Common Shares, such that when a shareholder sells its Common Shares the sale may be subject to tax, even if the Common Shares are sold for less than the original purchase price.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•
The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes, which will magnify the potential for loss on amounts invested in the Fund.
See “Leverage,” “Risks—Leverage Risk” and “Description of Shares—Preferred Shares.”

•
We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Q:	What is the role of your Board of Trustees?

A:
We operate under the direction of our Board of Trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have five Trustees, four of whom have been determined to be independent of us, the Adviser, Blackstone and its affiliates (“Independent Trustees”). Our independent

Trustees are responsible for, among other things, reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates. The names and biographical information of our Trustees are provided under “Management of the Fund—Board of Trustees and Executive Officers.”

Q:	What is the difference between the Class S, Class D, Class I and Class I Advisory Common Shares being offered?

A:
We are offering to the public four classes of Common Shares, Class S shares, Class D shares, Class I shares and Class I Advisory shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. In addition, although no upfront sales loads will be paid with respect to Class S shares, Class D shares, Class I shares or Class I Advisory shares, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares or Class I Advisory shares. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S, Class D, Class I and Class I Advisory shares.

Assuming a constant NAV per share, we expect that a
one-time
investment representing an aggregate NAV of $10,000 for each class would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S	$75	$375
Class D	$25	$125
Class I	$0	$0
Class I Advisory	$0	$0
Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments, or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares and Class I Advisory shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class I shares and Class I Advisory shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I shares and Class I Advisory shares for distribution within and/or outside the U.S., including on NSCC, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, BXCI or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers, or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I shares or Class I Advisory shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all four classes of Common Shares, then in most cases you should purchase Class I shares or Class I Advisory shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares or Class I Advisory shares, and Class I or Class I Advisory shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other Common Share classes. However, Class I and Class I Advisory shares generally will not receive shareholder services.

Q:	Is there any minimum investment required?

A:
The minimum initial investment in Class S and Class D of our Common Shares is $2,500. The minimum initial investment for Class I and Class I Advisory shares is $1,000,000, unless waived by Blackstone Securities Partners L.P. (the “Intermediary Manager”). The minimum subsequent investment in our Common Shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan and the Intermediary Manager, an affiliate of the Adviser, may elect to accept smaller initial and subsequent investments in its discretion. In addition, in the event a shareholder fails to maintain the $500 minimum account balance, we may repurchase all of the Common Shares held by such shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction (as defined below).

Q:	What is a “best efforts” offering?

A:
Our Common Shares will be offered on a “best efforts” basis. A “best efforts” offering means the Intermediary Manager and the participating brokers are only required to use their best efforts to sell the Common Shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of Common Shares will be sold.

Q:	When may I make purchases of Common Shares and at what price?

A:
We may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on our behalf. Each class of our Common Shares are being offered initially at an offering price of $15.00 per share. Thereafter, the Common Shares will be offered at NAV per share calculated each regular business day. Selling agents may establish different minimum investment requirements than us and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through selling agents will normally be held in your account with that firm.

We and the Intermediary Manager will have the sole right to accept orders to purchase Common Shares and reserve the right to reject any order in whole or in part.

Q:	Will I receive distributions and how often?

A:
We expect to declare distributions daily and pay regular monthly distributions. Accruals will occur daily, provided, however, that accruals on Saturdays and Sundays will be effective as of the preceding Friday. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To qualify for and maintain our tax treatment as a RIC, among other requirements, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt
income, if any.
See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S, Class D and Class I shares may differ because of different class-specific shareholder servicing and/or distribution fees that may be deducted from the gross distributions for each share class or otherwise may be deducted from the NAV of the applicable share class. Specifically, distributions on Class S shares may be lower than Class D shares, and Class D shares may be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares).
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from net investment income, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than net investment income will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares.

Q:	Will the distributions I receive be taxable as ordinary income?

A:
Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from current or accumulated tax earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividend income.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered a return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your Common Shares are repurchased, you sell your Common Shares or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular,
non-U.S.
investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive.
See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional Common Shares?

A:
Yes. We have adopted a distribution reinvestment plan whereby shareholders will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you own will be automatically invested in additional Common Shares. Shareholders will not pay upfront selling commissions when purchasing Common Shares under our distribution reinvestment plan; however, all Common Shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my Common Shares be repurchased?

A:
Yes. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Fund’s Board of Trustees, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at net asset value, which is the minimum amount permitted.

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”).
Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Thus, the Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.
See “Risks – Repurchase Offers Risk.”
The Fund may impose a repurchase fee of 2.0% on Common Shares that are accepted for repurchase by the Fund and have been held by the investor for less than one year (the “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived on repurchases of Common Shares acquired through the reinvestment of distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account; in cases of redemptions pursuant to death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. Such redemptions must be properly submitted, including specifying the particular exemption (e.g., death, disability or divorce, as applicable). Notwithstanding the above, the Early Repurchase Deduction waiver may not be honored at the discretion of the Adviser if it is not operationally feasible.

Q:	What is a closed-end fund?

A:
Closed-end
funds are subject to certain restrictions applicable to investment companies under the 1940 Act.
Closed-end
management investment companies differ from
open-end
management investment companies (commonly referred to as mutual funds) in that closed-end
management investment companies do not redeem their securities at the option of the shareholder, whereas open-end
management investment companies issue securities redeemable at NAV at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end
management investment companies are subject to continuous asset in-flows
and
out-flows
that can complicate portfolio management. Although the common shares of closed-end
management investment companies are often listed on a securities exchange, we do not currently intend to list our Common Shares for trading on any securities exchange or any other trading market in the near future.

Q:	What is a regulated investment company, or RIC?

A:	We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a RIC under Subchapter M of the Code.
In general, a RIC:

•	is a BDC or registered under the 1940 Act as a management company or unit investment trust;

•	satisfies various requirements of the Code, including asset diversification and gross income requirements; and

•
is generally not subject to U.S. federal corporate income tax on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:	Will I be notified of how my investment is doing?

A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

•	an annual and a semi-annual report;

•
in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form(s)
1099-DIV
and/or IRS Form(s)
1099-B,
if required, and, in the case of
non-U.S.
shareholders, an annual IRS
Form 1042-S;

•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and

•
a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on Common Shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, www.
bmacx.com
, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at
www.sec.gov
.

Q:	What fees do you pay to the Adviser?

A:
Pursuant to the investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investments and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.

•
The management fee is accrued daily and payable monthly in arrears at an annual rate of 0.75% of the value of the Fund’s net assets as of the beginning of each business day. Accruals will occur daily, provided, however, that accruals on any non-business day will be effective as of the immediately preceding business day. Substantial additional fees and expenses may also be charged by the Administrator (as defined below) to us. The Adviser has contractually agreed to waive the management fee in full for the six-month period beginning from the date the Fund completes its first sale of shares in its public offering (the “Management Fee Waiver Agreement”). Unless otherwise extended by agreement between the Fund and the Adviser, the management fee payable by the Fund after the termination of the Management Fee Waiver Agreement will be at the annual rate of 0.75% of the value of the Fund’s net assets. The waiver of the management fee under the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement. For the avoidance of doubt, the Adviser is not waiving the incentive fee payable under the Investment Advisory Agreement.

•
An incentive fee based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5% annualized hurdle rate, with a full catch-up.

To the extent we invest in investment companies or BDCs managed by the Adviser or its affiliates, shareholders will not bear duplicative fees.
See “Investment Advisory Agreement and Administration Agreement.”

Q:	Who is our Administrator?

A:
Blackstone Private Credit Strategies LLC (in its capacity as our administrator, the “Administrator”), will provide, or oversee the performance of, administrative and compliance services. In consideration for its administrative services, the Administrator will be entitled to receive an administration fee accrued daily and payable monthly by us equal to, in the aggregate, an annual rate of 0.10% of the value of the Fund’s net assets as of the beginning of each business day. Accruals will occur daily, provided, however, that accruals on any non-business day will be effective as of the immediately preceding business day. From time to time, the Administrator may outsource certain administrative duties provided to the Fund to third parties, and the Administrator will pay the third parties accordingly. J.P. Morgan Chase N.A. serves as our sub-administrator (“Sub-Administrator”). The fees, costs and expenses of any such third-party service providers will be payable by the Administrator out of its administration fee.
See “Investment Advisory Agreement and Administration Agreement – Administration Agreement.”

Q:	What are the offering and servicing costs?

A:
No upfront sales load will be paid with respect to Class S shares, Class D shares, Class I shares or Class I Advisory shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares or Class I Advisory shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.75% per annum of the average daily value of the Fund’s net assets for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the average daily value of the Fund’s net assets for the Class D shares, in each case, accrued daily and payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares or the Class I Advisory shares. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services. We also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and our

Distribution and Servicing Plan. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses.
See “Plan of Distribution” and “Use of Proceeds.”

Q:	What are your other expected expenses?

A:
We expect to incur organization and offering expenses, as well as operating expenses in the form of our management and incentive fees, administration fee, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our Administrator.
See “Fees and Expenses.”

The Adviser will waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) to the extent that, for any calendar month, “Specified Expenses” (as defined below) would exceed the Total Expense Cap (as defined below). “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) investment advisory fees (including management and incentive fees), (ii) the shareholder servicing and/or distribution fees, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, (vi) extraordinary expenses (as determined in the sole discretion of the Adviser), and (vii) acquired fund fees and expenses. “Total Expense Cap” means the annual rate of 0.50% of the Fund’s net assets (annualized). The Adviser may discontinue its obligation to waive its compensation or to bear other expenses at any time (i) prior to the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, with the written consent of the Board of Trustees and (ii) on or after the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, upon written notice to the Fund. If, while the Adviser is the investment adviser to the Fund, the estimated annualized Specified Expenses for a given month are less than the Total Expense Cap, the Adviser shall be entitled to reimbursement by the Fund of the compensation waived and other expenses borne by the Adviser on behalf of the Fund pursuant to the Fund’s Expense Limitation and Reimbursement Agreement (the “Reimbursement Amount”) during any of the previous thirty-six
(36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses are less than, for such month, the lesser of the Total Expense Cap or any other relevant expense limit then in effect with respect to the Fund, and provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six
(36) month period after the Adviser bears the expense.
Organizational expenses will be paid out of Fund assets which will be expensed as they are incurred and offering expenses will be amortized over a 12 month period from when they are incurred, in each case, subject to the Total Expense Cap.

Q:	What are your policies related to conflicts of interests with Blackstone and its affiliates?

A:
The Adviser and the Firm will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide for us. These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

•	Fund Co-Investment Opportunities. As a closed-end fund regulated under the 1940 Act, we are subject to certain limitations relating to co-investments and joint transactions with affiliates, which will in certain circumstances limit our ability to make investments or enter into other transactions alongside the Other Clients (as defined in “Potential Conflicts of Interest” below). There can be no assurance that such regulatory restrictions will not adversely affect our ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment
exemptive order issued by the SEC, we may
co-invest
with Other Clients (including
co-investment
or other vehicles in which the Firm or its personnel invest and that co-invest
with such Other Clients) in investments that are suitable for us and one or more of such Other Clients. Even if we and any such Other Clients and/or co-investment
or other vehicles invest in the same securities, conflicts of interest may still arise.

We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict our ability to enter into follow-on
investments or other transactions. Pursuant to such order, we may co-invest
in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. We may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

•
Other Affiliate Transactions and Investments in Different Levels of Capital Structure
. From time to time, we and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. While less common, subject to applicable law, from time to time we could hold an investment in a different layer of the capital structure than an investor or another party with which Blackstone has a material relationship, in which case Blackstone could have an incentive to cause us or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent we hold securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates will be presented with decisions when the interests of the funds are in conflict.

For example, conflicts could arise where we lend funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. Further conflicts could arise after we and Other Clients have made our respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it is not always in our best interest to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in our best interests might be impaired.
Any applicable
co-investment
exemptive order issued by the SEC may restrict our ability to participate in follow-on
financings. BXCI may in its sole discretion take steps to reduce the potential for adversity between us and the Other Clients, including causing us and/or such Other Clients to take certain actions that, in the absence of such conflict, we would not take. Such conflicts will be more difficult if we and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there could be circumstances where BXCI agrees to implement certain procedures to ameliorate conflicts of interest that involve a forbearance of rights relating to us or Other Clients, such as where

BXCI is expected to cause us or Other Clients to decline to exercise certain control-and/or
foreclosure-related rights with respect to a portfolio company.
Further, we are prohibited under the 1940 Act from participating in certain transactions with certain of affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Fund may be an affiliate of us for purposes of the 1940 Act and generally, we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board of Trustees. However, we may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between our interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in our best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board of Trustees and, in some cases, the SEC.
In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved our favor, and each shareholder acknowledges and agrees that in some cases, subject to applicable law, a decision by BXCI to take any particular action could have the effect of benefiting an Other Client and therefore may not have been in our best interest. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Client’s investment in a portfolio company.

•
Other Blackstone and BXCI Clients; Allocation of Investment Opportunities.
Certain inherent conflicts of interest arise from the fact that the Adviser, BXCI and Blackstone provide investment management, advisory and sub-advisory
services to us and Other Clients.

BXCI and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be the same as or similar to ours. BXCI has adopted guidelines and policies, which can be expected to be updated from time to time, regarding allocation of investment opportunities. While BXCI will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by BXCI and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing us and may affect the prices and availability of the securities and instruments in which we invest. Participation in specific investment opportunities may be appropriate, at times, for both us and Other Clients.
BXCI provides investment management services to Other Blackstone Credit & Insurance Clients. In addition, Blackstone provides investment management services to Blackstone Clients. BXCI will share appropriate investment opportunities (and sale opportunities) (including, without limitation, secondary market transactions and certain syndicated primary issuance transactions (which generally will not be originated investments)) with Other Clients and us in accordance with Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size (generally based on available capital) or targeted sale size (or, in some sales cases, the aggregate positions held by us and the applicable Other Clients), taking into account actual and anticipated investments and capital commitments (as appropriate), available cash, asset based leverage and relative capital of the Fund and the applicable Other Clients and such other factors as BXCI determines in good faith to be appropriate.

To the extent an opportunity is shared with one or more Other Clients, BXCI expects that such Other Clients generally will invest on substantially the same economic terms available to us (including sharing of transaction fees and expenses) and generally will exit investments at the same time and on substantially the same economic terms as us, and on a pro rata basis with us subject to legal, tax, regulatory, accounting or applicable considerations (including the terms of the governing agreements of, or portfolio management considerations applicable to, us or such Other Clients); provided that we may syndicate a portion of an investment where Other Clients do not also syndicate a portion of the investment or vice versa.
See also “Potential Conflicts of Interest – Transactions with Clients of Blackstone Insurance Solutions”
. To the extent we invest in affiliate registered funds and/or business development companies, such registered funds and/or business development companies will follow their own allocation policy, which may differ from BXCI’s policy and include different or additional allocation factors to those factors set out in
Potential Conflicts of Interest – Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities. – Allocation Methodology Considerations
below.

•
Insurance-Related Companies.
We may invest in or wholly own insurance-related companies (including newly formed entities) that enter into reinsurance arrangements with third-party insurance companies (a “Cedant”) that are not affiliated with the Fund (as such term is defined in Section 2(a)(3) of the 1940 Act) but may have assets managed by BXCI. In such cases, these reinsurance arrangements would result in BXCI (either directly or through sub-manager
arrangements with the Cedant) managing an account held by the Cedant whose assets support reinsurance obligations entered into by our insurance-related portfolio entity; provided that our insurance-related portfolio entity would not indirectly bear the fees related to any reinsurance arrangement with assets managed by BXCI unless the Cedant that our insurance-related portfolio entity is reinsuring selected BXCI as manager independently after considering third-party alternatives. The economic return to our insurance-related portfolio entity of such reinsurance arrangements would be reduced by the cost of any management fee expenses paid by the Cedant, even if the fees are paid to BXCI (because such expenses would not offset the Fund’s management fee). The fees paid to BXCI by the Cedant may exceed fees paid to BXCI by the Fund with respect to the Fund’s investment in the insurance-related portfolio entity. BXCI will also manage or sub-manage
the general account or other accounts (including other insurance-related accounts) of certain of these third-party insurance companies and by entering into the reinsurance arrangement with our insurance-related portfolio entity, the Cedant would be anticipated to have more capacity to sell additional insurance products and thus obtain additional capital or assets, which can increase the assets managed by BXCI on behalf of the Cedant. As a result of the foregoing, BXCI will be incentivized to participate in and pursue more insurance-related transactions due to the prospect of earning such fees. Subject to compliance with the 1940 Act and applicable guidance, our insurance-related portfolio entity is expected to also engage affiliates to provide non-investment
management services from time to time consistent with applicable law.
See “Potential Conflicts of Interest—Portfolio Company Service Providers and Vendors.”

•
Investment Alongside Regulated Funds.
As discussed above, BXCI has received an exemptive order from the SEC that permits certain existing and future Regulated Funds (as defined below), including the Fund, among other things, to co-invest with certain other persons, including certain affiliates of, or funds managed and controlled by, Blackstone Credit & Insurance and its affiliates, subject to certain terms and conditions. “Regulated Funds” are Other Blackstone Credit & Insurance Clients that are closed-end
management investment companies that have elected to be regulated as a BDC or are registered under the 1940 Act and who intend to rely on the exemptive order. For so long as any privately negotiated investment opportunity falls within certain established investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). If the aggregate targeted investment sizes of us, such Other Blackstone Credit & Insurance Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, then the allocation of such investment opportunity to each such entity will be reduced proportionately based on their respective “available capital” as defined in the co-investment
exemptive order. Such reduction may result in allocation to us in an amount less than what it would otherwise have been if such other entities did not participate in such investment opportunity. The co-investment
exemptive order also restricts our ability (or the ability of any Other Blackstone Credit & Insurance Client) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, we risk being unable to make investments in different parts of the capital structure (e.g., equity investments, debt investments, hybrid securities, etc.) of the same issuer in which a Regulated Fund has invested or seeks to invest. Likewise, Regulated Funds and Other Blackstone Credit & Insurance Clients that are not Regulated Funds risk being unable to make investments in different parts of the capital structure of the same issuer in which we have invested or seek to invest. Further, we may be unable to participate in or effect certain transactions, or take certain actions in respect of certain investments, on account of applicable restrictions under the 1940 Act, related guidance from the SEC and/or our exemptive order. For example, we may be restricted from participating in certain transactions or taking certain actions in respect of portfolio companies in which certain funds managed and controlled by BXCI and its affiliates and/or a Regulated Fund has also invested, which may include, but are not limited to

•	declining to vote;

•	participating in a potential co-investment opportunity (as such participation may not comply with the conditions of the co-investment exemptive order);

•	exercising rights with respect to any such investment; or

•	declining to participate in follow-on investments.
We may also be required to sell an investment to avoid potential violations of the 1940 Act and/or related rules thereunder or for other reasons. In such cases, our interests in an investment may be adversely affected, including by resulting in the dilution of or decrease in the value of our investment or in our being put in a disadvantageous position with respect to the investment as compared to Other Blackstone Credit & Insurance Clients, including other Regulated Funds. Whether we participate or decline to participate in any such action or transaction will be made by the Adviser in its sole discretion, subject to the Adviser’s fiduciary duties and applicable law, including the 1940 Act and/or the exemptive order. There is no assurance that any such determination will be resolved in favor of our interests. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change. Additionally, BXCI could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments
us, any Other Blackstone Credit & Insurance Client and any Regulated Funds, any of which could impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made available to us.
Moreover, with respect to BXCI’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and one or more Other Clients (which allocations are to be made on a basis that BXCI believes in good faith to be fair and reasonable), BXCI and Blackstone have established general guidelines and policies, which it can be expected to update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed assets) and other matters. In addition, certain Other Clients can receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions could result in us or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments.
Additionally, investment opportunities sourced by BXCI will be allocated in accordance with Blackstone’s and BXCI’s allocation policies, which provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and BXCI believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from BXCI and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than BXCI will, subject to applicable law and the terms of the Fund’s co-investment exemptive relief, be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from BXCI, us and Other Blackstone Credit & Insurance Clients.
When BXCI determines not to pursue some or all of an investment opportunity for us that would otherwise be within our objectives and strategies, and Blackstone or BXCI provides the opportunity or offers the opportunity to Other Clients (or other parties, including portfolio companies), Blackstone or BXCI, including their personnel (including BXCI personnel), will, in certain circumstances, receive compensation from the Other Clients and/or other parties, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by us to BXCI. As a result, BXCI (including BXCI personnel who receive such compensation) could be incentivized to allocate investment opportunities away from us to or source investment opportunities for Other Clients and/or other parties. In addition, in some cases Blackstone or BXCI can be expected to earn greater fees when Other Clients participate alongside or instead of us in an investment.
The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in us. Prospective investors should read our offering documents and consult with their own advisors before deciding whether to invest in us. In addition, as our investment program develops and changes over time, an investment in us may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.
See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact us.

Q:	When will I get my detailed tax information?

A:
In the case of certain U.S. shareholders, we expect your IRS Form(s)
1099-DIV
tax information, if required, to be provided by the end of February following each tax year. In the case of certain
non-U.S.
shareholders, we expect your IRS Form(s)
1042-S
tax information, if required, to be provided by April 15 following each tax year.

Q:	Who can help answer my questions?

A:
If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial advisor or our transfer agent: SS&C GIDS, Inc., 1055 Broadway, Kansas City, MO, 64105, Attention: Legal Department.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares	Class I Advisory Shares
Shareholder transaction expenses (fees paid directly from your investment)
Maximum sales load (1)	—%	—%	—%	—%
Maximum Early Repurchase Deduction (2)	2.00%	2.00%	2.00%	2.00%

	Class S Shares	Class D Shares	Class I Shares	Class I Advisory Shares
Annual expenses (as a percentage of net assets attributable to our Common Shares) (3)
Base management fees (4)	0.75%	0.75%	0.75%	0.75%
Incentive fees (5)	—	—	—	—
Administration Fee	0.10%	0.10%	0.10%	0.10%
Shareholder servicing and/or distribution fees (6)	0.75%	0.25%	—	—
Interest payment on borrowed funds (7)	1.36%	1.36%	1.36%	1.36%
Acquired fund fees and expenses (8)	2.79%	2.79%	2.79%	2.79%
Other expenses (9)	1.29%	1.29%	1.29%	1.29%
Total annual expenses	7.04%	6.54%	6.29%	6.29%
Fees Waived and/or Expenses Reimbursed (10)	-1.20%	-1.20%	-1.20%	-1.20%
Total annual expenses after Waiver and/or Reimbursement	5.84%	5.34%	5.09%	5.09%

(1)
No upfront sales load will be paid with respect to Class S shares, Class D shares, Class I shares or Class I Advisory shares; however, if you
buy Class S shares or Class D shares
through
certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares or Class I Advisory shares. Please consult your selling agent for additional information.

(2)
A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Common Shares at any time prior to the day immediately preceding the one-year
anniversary of a shareholder’s purchase of the Common Shares (on a “first in-first
out” basis). The
one-year
holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. In addition, the Fund’s Common Shares may be sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to
non-U.S.
persons. For such feeder vehicles and similar arrangements in certain markets, the Fund will not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

(3)
Weighted average net assets employed as the denominator for expense ratio computation is $1.5 billion. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/depreciation and share repurchase activity, if any.

(4)
The base management fee paid to our Adviser is calculated at an annual rate of 0.75% of the value of our net assets as of the beginning of each business day. The Adviser has contractually agreed to waive the management fee in full for a six-month period beginning from the date the Fund completes its first sale of shares in its public offering. Unless otherwise extended by agreement between the Fund and the Adviser, the base management fee payable by the Fund after the termination of the Management Fee Waiver Agreement will be at the annual rate of 0.75% of the value of the Fund’s net assets. The waiver of the base management fee under the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement.
See “Investment Advisory Agreement and Administration Agreement”
for additional information.

(5)
We may have investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fee, if any, is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5% annualized hurdle rate, with a full catch-up.
As we cannot predict whether we will meet the necessary incentive fee hurdle, we have assumed no incentive fee for this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater income through our investments. If we achieved annualized Pre-Incentive Fee Net Income Returns of 5.00% for each quarter made up entirely of net investment income, no incentive fees would be payable. See “Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)
Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.75% per annum of the average daily value of the Fund’s net assets for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the average daily value of the Fund’s net assets for the Class D shares, in each case, accrued daily and payable monthly. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services. The Fund also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares or the Class I Advisory shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of our Common Shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation (including any amounts paid by the Adviser or its affiliates from their own resources), exceeds the applicable FINRA limitation.

(7)
We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 20% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is currently estimated to be 6.79%. Our ability to incur leverage depends, in large part, on the availability of financing in the market.

(8)
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated funds. The Fund may invest in investment companies or BDCs managed by the Adviser or its affiliates. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund. The estimated Acquired Fund Fees and Expenses include 1.97% of interest payment on borrowed funds. To the extent the Fund invests in investment companies or BDCs managed by the Adviser or its affiliates, shareholders will not bear duplicative fees. Accordingly, the estimated management fees borne through investments in investment
companies or BDCs managed by the Adviser or its affiliates are included in fees waived and/or expenses reimbursed.
(9)
“Other expenses” include accounting, legal and auditing fees, reimbursement of expenses to our Administrator, organization and offering expenses and fees payable to our Trustees. The amount presented in the table estimates the amounts we expect to pay during the initial
12-month
period of the offering following the initial closing of the offering.

(10)
The Adviser will waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) to the extent that, for any calendar month, Specified Expenses would exceed the Total Expense Cap. “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) investment advisory fees (including management and incentive fees), (ii) the shareholder servicing and/or distribution fees, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, (vi) extraordinary expenses (as determined in the sole discretion of the Adviser), and (vii) acquired fund fees and expenses. “Total Expense Cap” means the annual rate of 0.50% of the Fund’s net assets (annualized). The Adviser may discontinue its obligation to waive its compensation or to bear other expenses at any time (i) prior to the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, with the written consent of the Board of Trustees and (ii) on or after the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, upon written notice to the Fund. If, while the Adviser is the investment adviser to the Fund, the estimated annualized Specified Expenses for a given month are less than the Total Expense Cap, the Adviser shall be entitled to reimbursement by the Fund of the compensation waived and other expenses borne by the Adviser on behalf of the Fund pursuant to the Fund’s Expense Limitation and Reimbursement Agreement (the “Reimbursement Amount”) during any of the previous thirty-six
(36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses are less than, for such month, the lesser of the Total Expense Cap or any other relevant expense limit then in effect with respect to the Fund, and provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six
(36) month period after the Adviser bears the expense.

Example:
We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses, (2) the annual return before fees and expenses is 5.0%, (3) the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV; (4) your financial intermediary does not directly charge you transaction or other fees; and (5) the Total Expense Cap has been applied through the first anniversary of the effectiveness date of this registration statement.
Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$58	$177	$294	$574
Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$53	$164	$273	$540

Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$51	$157	$262	$522
Class I Advisory shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$51	$157	$262	$522
While the examples assume a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this.
These examples should not be considered a representation of your future expenses.
If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income, both our returns to our shareholders and our expenses would be higher. See “Investment Advisory Agreement and Administration Agreement” for information concerning incentive fees.

RISK FACTORS
Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies or capital structure similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks set forth below are not the only risks we face. Such additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.
Risks Related to the Fund’s Business and Structure
Limited Operating History
. The Fund has not commenced material operations and therefore has no material operating history upon which potential investors may evaluate past or future performance. Investors should draw no conclusions from the performance of any other Blackstone affiliated or managed vehicles, and should not expect to achieve similar returns.
Ability of Adviser to Achieve Investment Objectives.
Since we have no employees, we depend on the investment expertise, skill and network of business contacts of the broader networks of the Adviser and its affiliates, as well as the persons and firms our Adviser may retain to provide services on our behalf. The Adviser evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of Blackstone Credit & Insurance and its senior management team. The departure of any members of Blackstone Credit & Insurance’s senior management team could have a material adverse effect on our ability to achieve our investment objectives.
Our ability to achieve our investment objectives depends on the Adviser’s ability to identify and analyze, and to invest in, finance and monitor investments that meet our investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process.
There is increasing competition among financial sponsors, investment banks and other investors for hiring and retaining qualified investment professionals, and there can be no assurance that the Adviser will be able to find qualified investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
The Investment Advisory Agreement will be approved pursuant to Section 15 of the 1940 Act. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement. The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon 60 days’ written notice or by the Adviser upon 120 days’ written notice. If the Investment Advisory Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the Investment Advisory Agreement is terminated, it may be difficult for us to replace the Adviser. If the Investment Advisory Agreement is terminated and no suitable replacement is found to manage us, we may not be able to achieve our investment objectives. Furthermore, we may incur certain costs in connection with a termination of the Investment Advisory Agreement.
Ability of Adviser to Maintain Relationships.
The Adviser depends on its broader organization’s relationships with private equity sponsors, investment banks, and commercial banks and others, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or its broader organization fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser or its broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
Competition Risk.
We compete for investments with other investment funds and a variety of other investors (including private credit funds, mezzanine funds, performing and other credit funds, funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products, specialty finance companies, real estate investment trusts), as well as traditional financial services companies such as commercial banks and other sources of funding (including other investment vehicles managed by affiliates of Blackstone). These other investment funds and other investors might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Some of our competitors may have a lower cost of funds and access to funding sources that are not available to us, such as the U.S. government. As a result of these new competitors entering the financing markets in which we operate, competition for investment opportunities in U.S. private companies may intensify. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. With respect to corporate direct lending, a significant part of our competitive advantage stems from the fact that the market for investments in U.S. private companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as an investment company.
Large Shareholder Risk.
To the extent a large proportion of Common Shares are held by a small number of shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single common shareholder) may exceed the number of Common Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder.
See
“
Repurchase Offers Risk
”.
Deployment of Capital.
In light of the nature of our continuous offering as well as ongoing and periodic private offerings in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we have difficulty identifying suitable investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of our Common Shares in any public or private offering and the time we invest the net proceeds. Our proportion of privately-negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which may be subject to management fees.
In the event we are unable to find suitable investments, such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of net investment income to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of our Common Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.
Market Disruption and Geopolitical Risk.
The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.
Market Conditions; Discounts to Par Value.
The Fund’s investment strategy with respect to certain investments may be based upon the premise that loans, debt instruments or participation interests related thereto that are otherwise performing may from time to time be available for purchase by the Fund at “discounted” rates or at “undervalued” prices. Purchasing debt instruments and other interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that loans or participation interests can be acquired at favorable prices, that such loans or participation interests will not default or that the market for such interests will continue to improve. In addition, there can be no assurance that the market conditions for investing in debt instruments may not deteriorate further, which could have an adverse effect on the performance of the Fund’s investments. While the Fund performs due diligence in connection with each of its investments, there may be an increased risk that the documentation relating to an investment in loans may contain a material misstatement, omission or misrepresentation, which may be relied upon by the Adviser and adversely affect the performance of such investment.
Lack of Transparency in Certain Markets.
Companies in certain markets are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. In particular, the assets and profits appearing on the financial statements of a company in certain markets may not reflect its financial position or results of operations in the way they would have been reflected had such financial statements been prepared in accordance with U.S. GAAP. In addition, for a company that keeps accounting records in currency other than euros, inflation accounting rules in certain markets outside the U.S. require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of a currency of constant purchasing power. As a result, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of real estate, companies and securities markets. Accordingly, the Fund’s ability to conduct due diligence in connection with an investment and to monitor the investment may be adversely affected by these factors. In addition, investing in certain
non-U.S.
markets poses risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various
non-U.S.
currencies in which the Fund’s
non-U.S.
investments may be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and
non-U.S.
securities markets, including potential price volatility in and relative illiquidity of some
non-U.S.
securities markets; (iii) potential price volatility in and relative illiquidity of some foreign securities markets; (iv) less government supervision and regulation; (v) governmental decisions to discontinue support of economic reform programs generally and impose centrally planned economies; (vi) less extensive regulation of the securities markets; (vii) certain economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (viii) the possible imposition of foreign taxes on income and gains recognized with respect to securities; (ix) less developed corporate laws regarding fiduciary duties and the protection of investors; (x) longer settlement periods for securities transactions, (xi) less reliable judicial systems to enforce contracts and applicable law; (xii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (xiii) political hostility to investments by foreign or private equity investors; and (xiv) less publicly available information.
In addition, in light of the continued and ongoing uncertainty in European debt markets as a result of the sovereign debt crises of some of the members of the European Union (the “EU”) and unique political risks associated therewith, investments may be subject to heightened risks or risks not associated with the foregoing. In addition, issuers located in certain European jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such
non-U.S.
laws and regulations do not provide the client and/or the Adviser with equivalent rights and privileges necessary to promote and protect the Fund’s interest in any such proceeding, the Fund’s investments may be adversely affected. While the Adviser intends, where deemed appropriate, to manage the Fund in a manner that will minimize exposure to the foregoing risks (although the Adviser does not in the ordinary course expect to hedge currency risks), there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.
Price Declines in the Medium- and
Large-Sized
U.S. Corporate Debt Market.
Conditions in the
medium-and-large
sized U.S. corporate debt market may deteriorate, as seen during the recent financial crisis, which may cause pricing levels to similarly decline or be volatile. During the 2008-2009 financial crisis, many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders and/or, in the case of hedge funds and other investment vehicles, to satisfy widespread redemption requests. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, and other constraints resulting from the credit crisis generating further selling pressure. If similar events occurred in the medium- and large-sized
U.S. corporate debt market, our NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.
Spread Widening Risks.
For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests and therefore further deteriorations in value with respect thereto may occur following the Fund’s investment therein.
Uncertainty as to the Value of the Fund’s Investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our Board of Trustees. There is not a public market for the securities of the privately-held companies and certain other private assets in which we plan to invest. We expect that many of our investments will not be publicly-traded or actively traded on a secondary market. We will value these securities daily at fair value as determined in good faith as required by the 1940 Act, but generally based on the most recent monthly (or, in certain cases, quarterly) mark. Between monthly (or, in certain cases, quarterly) valuations the Fund will consider daily whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the monthly process.
As part of the valuation process, we will generally take into account relevant factors in determining the fair value of the Fund’s investments, without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company; (ii) the nature and realizable value of any collateral; (iii) the portfolio company’s ability to make payments based on its earnings and cash flow; (iv) the markets in which the portfolio company does business; (v) a comparison of the portfolio company’s securities to any similar publicly traded securities; and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded
securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from what was previously the value, and such differences could be material.
Repurchase Offers Risk.
The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule
23c-3
under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases may be funded from available cash, borrowings, subscription proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market, foreign currency and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.
Distributions Risk
. The Fund intends to declare daily distributions, which it expects to pay monthly. Any distributions the Fund makes will be at the discretion of the Fund’s Board of Trustees, considering factors such as the Fund’s earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, the Fund’s distribution rates and payment frequency may vary from time to time. The Fund may not achieve investment results that will allow it to make a specified or stable level of cash distributions and its distributions may decrease over time. In addition, the Fund may be limited in its ability to make distributions.
Returns of Capital Risk
. We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital
gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser or the Administrator, if any. Our ability to pay distributions, if any, might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure shareholders that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from borrowings or sources other than net investment income in anticipation of future cash flow, which may constitute a return of shareholders’ capital. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Common Shares, such that when a shareholder sells its Common Shares the sale may be subject to tax, even if the Common Shares are sold for less than the original purchase price.
Unrealized Losses.
Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.
Funding Risk
. Any distributions made from sources other than net investment income or relying on fee or expense reimbursement waivers, if any, from the Adviser or the Administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or the Administrator continues to make such expense reimbursements, if any. The extent to which we pay distributions from sources other than net investment income will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Shareholders should also understand that our future repayments to the Adviser will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.
Force Majeure Risk.
The Fund may be affected by force majeure events (
e.g.
, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.
Cyber-Security Risk and Identity Theft Risks.
The Fund’s operations are highly dependent on the Adviser’s and/or the Fund’s service providers’ information systems and technology and the Fund relies heavily on the Adviser’s and/or the Fund’s service providers’ financial, accounting, treasury, communications and other data processing systems. These systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the systems face ongoing cybersecurity threats and attacks. Attacks on the systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists, ransomware and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees.
There has been an increase in the frequency and sophistication of the cyber and security threats faced, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser or the Fund’s service providers because, as financial institutions, the Adviser or the Fund’s service providers hold a significant amount of confidential and sensitive information about investors, portfolio companies or obligors (as applicable) and potential investments. As a result, there is a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures taken to ensure the integrity of the systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser or the Fund’s service providers could suffer financial loss, a disruption of its businesses, liability to their investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.
In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, information systems and technology. In addition, the Adviser has become increasingly reliant on third-party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third-party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.
Cybersecurity has become a top priority for regulators around the world. The SEC recently adopted amendments to its rules that related to cybersecurity risk management, strategy and governance, and incident reporting for entities that are subject to reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Many jurisdictions have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect on January 1, 2020 and was amended by the California Privacy Rights Act, which became effective on January 1, 2023. Virginia, Colorado, Utah and Connecticut recently enacted similar data privacy legislation that went into effect in 2023, and Connecticut, Indiana, Montana, Oregon, Tennessee, and Texas have enacted laws that will go into effect at varying times through 2026. Some jurisdictions have also enacted or proposed laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.
Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize us, the Adviser, the Fund’s service providers, their employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser or the Fund’s service providers fail to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely manner, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of the Adviser’s security measures.
Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage.
Finally, the Adviser’s, the Fund’s service providers’ and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser and the Fund’s portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how
and customer information and records. In addition, the Adviser and the Fund and their portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser and the Fund and their portfolio companies or obligors (as applicable).
Technological or Other Innovations and Industry Disruptions.
Recent trends in the market generally, including technological developments in artificial intelligence, have disrupted the industry with technological or other innovations. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Fund and/or its portfolio companies or alter the market practices that help frame its strategy. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments. Moreover, given the pace of innovation in recent years, the impact on a particular investment may not have been foreseeable at the time we made the investment. Furthermore, we could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.
Changes in Laws or Regulations.
The Fund, its portfolio companies, and other counterparties are subject to regulation at the local, state and federal level. New legislation may be enacted, or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect. Anticipating policy changes and reforms may be particularly difficult during periods of heightened partisanship at the federal, state and local levels, including due to the divisiveness surrounding populist movements, political disputes and socioeconomic issues. The failure to accurately anticipate the possible outcome of such changes and/or reforms could have a material adverse effect on our returns.
In recent years, there has been increased regulatory enforcement activity and rulemaking impacting the financial services industry. Under the prior U.S. presidential administration, including at the SEC and certain other regulatory bodies, policy changes could have imposed additional costs on us and our investments, required significant attention of senior management or resulted in limitations on the manner in which we or the companies in which we invest conduct business. We cannot predict at this time whether and the extent to which the current U.S. presidential administration and newly-appointed senior officials at the SEC and other federal agencies will pursue these or other policy changes. In addition, uncertainty regarding legislation and regulations affecting the financial services industry or taxation could also adversely impact our business or the business of our portfolio companies.

Additionally, any changes to or repeal of the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Adviser to other types of investments in which the Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our financial condition and results of operations and the value of a shareholder’s investment.
Trade Negotiations and Related Government Actions.
In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. While the U.S. has reached an agreement with each of Canada and Mexico to delay the imposition of such tariffs, tariffs on goods from China took effect in February 2025. Such tariffs could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from China.
There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy, including with respect to the proposed tariffs on goods from Canada and Mexico. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies. This could materially adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the United States. Further governmental actions related to the imposition of tariffs or other trade barriers or changes to international trade agreements or policies in respect of other jurisdictions could also have a similar adverse impact.
Financial Regulatory Changes in the U.S.
The financial services industry continues to be the subject of heightened regulatory scrutiny in the United States. There has been active debate over the appropriate extent of regulation and oversight of investment funds and their managers. We may be adversely affected as a result of new or revised regulations imposed by the SEC or other U.S. governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. We also may be adversely affected by changes in the interpretation or enforcement of existing laws and regulations by these governmental authorities and self-regulatory organizations. Further, new regulations or interpretations of existing laws may result in enhanced disclosure obligations, including with respect to sustainability matters, which could negatively affect us and materially increase our regulatory burden. Increased regulations generally increase our costs, and we could continue to experience higher costs if new laws require us to spend more time or buy new technology to comply effectively.
Conversely, potential deregulation of the banking industry in the United States, including a rollback of existing regulatory requirements, could adversely affect the private credit industry and, consequently, our investment strategy, portfolio performance and overall returns. The U.S. private credit market has grown significantly in part due to legislation that took effect following the 2008-2009 financial crisis that imposed onerous capital and lending requirements on banks, limiting their ability to extend credit to borrowers. If such requirements are reduced or removed, competition for lending opportunities would likely increase, and our ability to deploy capital effectively could be negatively impacted.
Any changes in the regulatory framework applicable to our business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of the investment activities of our funds, require the attention of our senior management, affect the manner in which we conduct our business and adversely affect our profitability. The full extent of the impact on us of any new laws, regulations or initiatives that may be proposed is impossible to determine.
Regulatory Oversight
. Our business and the businesses of the Adviser, the Intermediary Manager and their respective affiliates are subject to extensive regulation, including periodic examinations, inquiries and investigations, which may result in enforcement and other proceedings, by governmental agencies and self-regulatory organizations in the jurisdictions in which we and they operate around the world, including the SEC and various other U.S. federal, state and local agencies. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities.
We, the Adviser, the Intermediary Manager and their respective affiliates have received, and may in the future receive, requests for information, inquiries and informal or formal investigations or subpoenas from such regulators from time to time in connection with such inquiries and proceedings and otherwise in the ordinary course of business. These requests could relate to a broad range of matters, including specific practices of our business, the Adviser, the Intermediary Manager, our investments or other investments the Adviser or its affiliates make on behalf of their clients, potential conflicts of interest between us and the Adviser, Intermediary Manager or their affiliates, or industry wide practices. Actions by and/or initiatives of the SEC and/or other regulators can have an adverse effect on our financial results, including as a result of the imposition of a sanction, a limitation on our, Blackstone’s or our personnel’s activities, or changing our historic practices. Any adverse publicity relating to an investigation, proceeding or imposition of these sanctions could harm our or Blackstone’s reputation and have an adverse effect on our future fundraising or operations. The costs of responding to legal or regulatory information requests, any increased reporting, registration and compliance requirements will be borne by us in the form of legal or other expenses, litigation, regulatory proceedings or penalties, may divert the attention of our management, may cause negative publicity that adversely affects investor sentiment, and may place us at a competitive disadvantage, including to the extent that we, the Adviser, the Intermediary Manager or any of their respective affiliates are required to disclose sensitive business information or alter business practices.
In addition, efforts by the current administration or future administrations could have further impacts on our industry if previously enacted laws are amended or if new legislative or regulatory reforms are adopted. In addition, the recent change in administration will lead to leadership changes at a number of U.S. federal regulatory agencies with oversight over the U.S. financial services industry. Such changes would pose uncertainty with respect to such agencies’ ongoing policy priorities. Any changes or reforms may impose additional costs on our current or future investments, require the attention of senior management or result in other limitations on our business or investments. We are unable to predict at this time the likelihood or effect of any such changes or reforms.
Foreign Currency Risks
. We may hold assets and make borrowings denominated in foreign currencies, and may acquire assets or make borrowings denominated in other foreign currencies, which exposes us to foreign currency risk. As a result, a change in foreign currency exchange rates may have an adverse impact on the valuation of our assets or liabilities, as well as our income and cash flows. As a result of foreign currency fluctuations, the value of our liabilities and expenses may increase or the value of our assets and income may decrease due to factors outside of our control, which can have a negative effect on our NAV and cash available for distribution. Any such changes in foreign currency exchange rates may impact the measurement of such assets or liabilities for purposes of maintaining RIC tax treatment or the requirements under the 1940 Act. We may seek to hedge against currency exchange rate fluctuations by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act, but there is no guarantee such efforts will be successful and such hedging strategies create additional costs.
See
“
Hedging Risks
.”
Portfolio Turnover Risk.
The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. A change in the securities held by the Fund is known as “portfolio turnover.” The

Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
General Economic Conditions
. We and our portfolio companies are susceptible to the effects of economic slowdowns or recessions. The global growth cycle is in a mature phase and signs of slowdown are evident in certain regions around the world, although most economists continue to expect moderate economic growth in the near term, with limited signals of an imminent recession in the U.S. as consumer and government spending remain healthy. Periods of elevated inflation and high interest rates, such as those experienced in recent years, can contribute to significant volatility in debt and equity markets. Although generally decelerating, inflation remains above the U.S. Federal Reserve’s target levels. Despite multiple federal fund rate decreases over the course of 2024, interest rates have remained elevated, with the U.S. Federal Reserve indicating in early 2025 an expectation of slower rate decreases moving forward.
Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing
loans on the balance sheets of European banks, the effect of the United Kingdom (the “UK”) leaving the EU, instability in the Chinese capital markets and the
COVID-19
pandemic. Although the broader outlook remains constructive, geopolitical instability continues to pose risk. In particular, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, concern as to whether China’s stimulus measures will effectively stabilize its slowing economic growth, or the ongoing wars in the Middle East and Ukraine, could lead to disruption, instability and volatility in the global markets. For example, in the United States, the current presidential administration has stated its intention to make governmental policy and regulatory changes in a variety of areas, including the imposition of tariffs or other trade barriers. In that connection, certain countries subject to those changes have expressed an intent to impose similar measures in return. Additionally, certain of our portfolio companies may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns or a recession in the United States. A decreased U.S. government credit rating, any default by the U.S. government on its obligations, or any prolonged U.S. government shutdown, could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our Common Shares. Unfavorable economic conditions would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events may limit our investment originations, and limit our ability to grow and could have a material negative impact on our operating results, financial condition, results of operations and cash flows and the fair values of our debt and equity investments.
In addition, severe public health events, such as those caused by the COVID-19 pandemic, may occur from time to time, and could directly and indirectly impact us in material respects that we are unable to predict or control, including by threatening the well-being and morale of personnel involved in our operations and interrupting business activities. In addition, related factors may materially and adversely affect us, including the effectiveness of governmental responses, the extension, amendment or withdrawal of any government programs or initiatives and the timing and speed of economic recovery. Actions taken in response may contribute to significant volatility in the financial markets, resulting in increased volatility in equity prices, material interest rate changes, supply chain disruptions, such as simultaneous supply and demand shock to global, regional and national economies, and an increase in inflationary pressures.

Any deterioration of general economic conditions may lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Fund, and the value and the liquidity of the Common Shares. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on favorable terms or at all. These events could prevent us from increasing investments and harm our operating results.
In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our or our portfolio company’s ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if a portfolio company or its sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders,
including syndicate banks or other fund vehicles, to undertake and/or execute co-investment
transactions with the Fund, which in turn may result in fewer co-investment
opportunities being made available to the Fund or impact the Fund’s ability to provide additional follow-on
support to portfolio companies. The ability of the Fund, its subsidiaries and portfolio companies to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.
Financial Reform Legislations.
In light of past market conditions in the U.S. and global financial markets, the U.S. and global economy, certain legislators and regulators have increased their focus on the regulation of the financial services industry, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) which instituted a wide range of reforms that have impacted all financial institutions to varying degrees. Because these requirements are relatively new and evolving, the full impact such requirements will have on our business, results of operations or financial condition is unclear. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us, these changes could be materially adverse to us and our shareholders.
Any changes in the regulatory framework applicable to our business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of the investment activities of our funds, require the attention of our senior management, affect the manner in which we conduct our business and adversely affect our profitability. The full extent of the impact on us of any new laws, regulations or initiatives that may be proposed is impossible to determine.
General European and Global Economic Conditions
. The success of our investment activities could be affected by general economic and market conditions in Europe and in the rest of the world, as well as by changes in applicable laws and regulations (including laws relating to taxation of our investments), trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset re-investment,
resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the European and other
non-U.S.
countries in which we may invest. These factors will affect the level and volatility of securities prices and the liquidity of the Fund’s investments, which could impair our profitability or result in losses. General fluctuations in the market prices of securities and interest rates may affect our investment opportunities and the value of our investments. We may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Declines in the performance of national economies or the credit markets in certain jurisdictions have had a negative impact on general economic and market conditions globally, and as a result, could have a material adverse effect on our business, financial condition and results of operations.
The Adviser’s financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Adviser’s businesses and operations (including those of the Fund). A recession, slowdown and/or sustained downturn in the global economy (or any particular segment thereof) could have a pronounced impact on the Fund and could adversely affect the Fund’s profitability, impede the ability of the Fund’s portfolio companies to perform under or refinance their existing obligations and impair the Fund’s ability to effectively deploy its capital or realize its investments on favorable terms.
In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could result in problems in one country adversely affecting regional and even global economic conditions and markets. For example, concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets and the current ongoing conflict between Russia and Ukraine and the conflict and escalating tensions in the Middle East could have a negative impact on those countries and others in those regions. The occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally.
Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a portfolio company’s capital structure.
Economic and Trade Sanctions and Anti-Bribery Considerations.
Economic and trade sanctions laws in the United States and other jurisdictions may prohibit the Fund and the Fund’s professionals from transacting with or in certain countries and with certain individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, Executive Orders and regulations establishing U.S. economic and trade sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, sanction evaders, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. The lists of OFAC prohibited countries, territories, persons and entities, including the List of Specially Designated Nationals and Blocked Persons, as such list may be amended from time to time, can be found on the OFAC website at www.treas.gov/ofac. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. Other jurisdictions maintain different and/or additional economic and trade sanctions. These types of sanctions may significantly restrict the Fund’s investment activities in certain countries and, in particular, certain emerging market countries. At the same time, the Fund may be obligated to comply with certain anti-boycott laws and regulations, which prevents the Fund from engaging in certain discriminatory practices that may be allowed or required in certain jurisdictions. The Fund’s failure to discriminate in this manner could make it more difficult for the Fund to pursue certain investments and engage in certain business activities.
In some countries, there is a greater acceptance than in the United States and the U.K. of government involvement in commercial activities, and of corruption. The Fund, the Fund’s professionals and the Adviser are committed, to the fullest extent permitted by applicable law, to complying with the U.S. Foreign Corrupt Practices Act (“FCPA”), the U.K. Bribery Act and other anti-corruption laws and regulations, anti-bribery laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Fund to act successfully on investment opportunities and for investments to obtain or retain business.

In recent years, the U.S. Department of Justice and the SEC have devoted greater resources to enforcement of the FCPA. In addition, the U.K., with enactment of the U.K. Bribery Act, has expanded the reach of its anti-bribery
laws significantly. While the Fund has developed and implemented policies and procedures designed to ensure strict compliance by the Fund and its personnel with the FCPA and the U.K. Bribery Act and the sanctions regimes that apply to the Fund, such policies and procedures may not be effective in all instances to prevent violations. In addition, in spite of the Fund’s policies and procedures, affiliates of portfolio companies, particularly in cases in which the Fund or another fund or vehicle sponsored by the Fund does not control such portfolio company, may engage in activities that could result in FCPA, U.K. Bribery Act or other violations of law. Any determination that the Fund has violated the FCPA, U.K. Bribery Act or other applicable anti-corruption
laws or anti-bribery laws or sanctions requirements could subject the Fund to, among other things, civil and criminal penalties, material fines, profit disgorgement, injunctions on future conduct, securities litigation, disclosure obligations and a general loss of investor confidence, any one of which could adversely affect the Fund’s business prospects and/or financial position, as well as the Fund’s ability to achieve its investment objectives and/or conduct its operations.
Regulation Best Interest
. Broker-dealers are required to comply with Regulation Best Interest, which, among other requirements, establishes a new standard of conduct for broker-dealers and their associated persons when making a recommendation of any securities transaction or investment strategy involving securities to a retail customer. The full impact of Regulation Best Interest on participating broker-dealers cannot be determined at this time, and it may negatively impact whether participating broker-dealers and their associated persons recommend the offering to certain retail customers. In particular, under SEC guidance concerning Regulation Best Interest, a broker-dealer recommending an investment in our Common Shares should consider a number of factors, under the care obligation of Regulation Best Interest, including but not limited to cost and complexity of the investment and reasonably available alternatives in determining whether there is a reasonable basis for the recommendation. As a result, high cost, high risk and complex products may be subject to greater scrutiny by broker-dealers. Broker-dealers may recommend a more costly or complex product as long as they have a reasonable basis to believe is in the best interest of a particular retail customer. However, if broker-dealers choose alternatives to our Common Shares, many of which likely exist, such as an investment in listed entities, which may be a reasonable alternative to an investment in us as such investments may feature characteristics like lower cost, nominal commissions at the time of initial purchase, less complexity and lesser or different risks, our ability to raise capital will be adversely affected. If compliance by broker-dealers with Regulation Best Interest negatively impacts our ability to raise capital in the offering, it may harm our ability to create a diversified portfolio of investments, and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.
Changes to Operating Policies and Strategies Without Notice or Shareholder Approval
. Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval, unless required by the 1940 Act or applicable law. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our Common Shares. However, the effects might be adverse, which could negatively impact our ability to pay shareholders distributions and cause shareholders to lose all or part of their investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.
Amendments to Declaration of Trust Without Shareholder Approval.
Our Board of Trustees may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust. Similarly, the Board of Trustees may, without a shareholder vote, amend our bylaws.
Anti-Takeover Provisions.
The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status.

EU Securitization Regulation.
With effect from January 1, 2019, the EU introduced the EU Securitization Regulation (Regulation (EU) 2017/2402) (the “EU Securitization Regulation”). The EU Securitization Regulation repealed and replaced the prior risk retention requirements with a single regime that applies to EU and UK credit institutions, insurance companies, AIFs managed and marketed in the EU and certain other financial institutions, including UCITS funds and institutions for occupational pension provision (each an “Affected Investor”). Such Affected Investors are required to limit their investments in securitizations to those that comply with the EU Securitization Regulation. “Affected Investors” may in certain cases include certain overseas entities, including affiliates of UK and EU credit institutions based in the United States and non-EU,
non-UK
(“third country”) AIFs that have been registered for marketing in the EU and/or the UK by non-EU,
non-UK
managers of AIFs.
Investor due diligence requirements (the “Due Diligence Requirements”) are set out in Article 5 of each of the Securitization Regulations and apply to “institutional investors” as defined in each Securitization Regulation, being, in general terms, certain
EU-/UK-
regulated entities (each an “EU/UK Institutional Investor”) such as institutions for occupational retirement provision, credit institutions, AIFMs that manage and/or market AIFs in the EU (or in the case of the UK requirements, the UK), regulated investment firms, insurance and reinsurance undertakings, and management companies of UCITS funds (or internally managed UCITS), as well as certain consolidated affiliates (including those located in the United States) of the
EU/UK-regulated
credit institutions and investment firms, and
non-EU/non-UK
established Luxembourg AIFMs which market and/or manage their AIFs in the EU or in the UK.
The EU/UK Institutional Investors are restricted from investing in or assuming an exposure to securitizations unless such investor (i) has verified certain matters including, among other things, that the originator, sponsor or original lender in respect of the relevant securitization (the “Risk Retention Holder”) will retain, on an ongoing basis, a net economic interest of not less than 5% of the nominal value of such securitization and such retention is disclosed to the investor and that certain credit-granting and transparency requirements have been complied with, and (ii) is able to demonstrate that it has undertaken certain due diligence assessments which enables it to assess the risks involved prior to investing, including but not limited to the risk characteristics of the individual investment position and the underlying assets and all the structural features of the securitization that can materially impact the performance of the investment. In addition, pursuant to the applicable Securitization Regulation, while holding an exposure to a securitization, an EU/UK Institutional Investor is subject to various ongoing monitoring obligations in relation to such exposure.
Failure by an EU/UK Institutional Investor to comply with any Due Diligence Requirements applicable to it, as a result of which such shareholder would find itself invested in or being exposed to a securitization position not compliant with requirements of the applicable EU Securitization Regulation may result in the imposition by such shareholder’s respective regulator of various penalties including, in the case of those shareholders subject to regulatory capital requirements, the imposition of a punitive capital charge on the notes acquired by the relevant shareholder or, in the case of the UCITS, the requirement to take such corrective action as is in the best interests of the investors in the relevant alternative investment fund or a collective investment scheme. It is unclear how this requirement is expected to be addressed by the UCITS should those circumstances arise. Additionally, the UK and the various member states of the EU may take different views with respect to specific situations as they arise in relation to various shareholders.
If the Fund invests in investments that are “securitizations” within the meaning of the EU Securitization Regulations, the sponsor or originator of the transaction (which could be the Adviser or their Affiliates or the Fund in certain cases) may be required to act as the Risk Retention Holder. The requirements of the EU Securitization Regulations (either direct, where the Risk Retention Holder is established in the EU or the UK, or indirect, where it is established outside those jurisdictions but is agreeing to undertake certain contractual obligations with a view to enable an EU/UK Institutional Investor to comply with the Due Diligence Requirements applicable to it) could increase the respective costs of such investments for the Fund. Further, the range of investment strategies and investments that the Fund is able to pursue may be limited by the EU/UK Risk

Retention Rules, for example, where, as may be determined by the Adviser, the Fund is ineligible to invest in certain CLOs and other securitization investments, because such investments are not compliant with the EU/UK Risk Retention Rules. As a result, the Fund may be adversely affected. There may be other adverse consequences for shareholders and their investment in the Fund as a result of the EU Securitization Regulation.
The EU Securitization Regulations are also subject to change, or their application or interpretation may change. Additionally, the EU Securitization Regulation and the UK Securitization Regulation are currently substantively similar, but will likely continue to diverge. Such changes may adversely affect the Fund, including because the Fund may decide to dispose of such investments when it would not otherwise have determined to do so or at a price that is not as advantageous as it would have otherwise. To the extent that there is any lack of clarity regarding the application of the EU Securitization Regulations to investments made by the Fund, there may be risks to the Fund of non-compliance,
including because the Adviser’s interpretation of the EU Securitization Regulation is ultimately not the same as a regulatory authority’s interpretation of the EU Securitization Regulation. Prospective shareholders should consult with their own legal, accounting, regulatory and other advisors and/or regulators to determine whether, and to what extent, the information set out in this registration statement and in other materials provided in relation to this offering is sufficient for the purpose of satisfying any of their obligations under the EU Securitization Regulation and the EU/UK Risk Retention Rules, and such shareholders are required to independently assess and determine the sufficiency of the information for such purpose. Prospective shareholders are themselves also responsible for monitoring and assessing changes to the EU/UK Risk Retention Rules, and any regulatory capital requirements applicable to the shareholder, including any such changes introduced through the EU Securitization Regulation. Regulators in the UK and the various member states of the EU may also take different views with respect to specific situations as they arise in relation to various shareholders.
Prospective shareholders should consult with their own legal, accounting, regulatory and other advisors and/or regulators to (i) make a determination as to their own regulatory status and whether they are an EU/UK Institutional Investor and (ii) make an independent assessment of the merits of an investment in the Fund, including, without limitation, a determination as to whether such investment is suitable for such prospective shareholder. Prospective shareholders should also determine whether, and to what extent, the information set out in this registration statement and in any other materials provided in relation to this offering is sufficient for the purpose of meeting the Due Diligence Requirements as applicable to each of them, and such shareholders are required to independently assess and determine the sufficiency of the information for such purpose. Prospective shareholders are themselves also responsible for monitoring and assessing changes to each of the EU Securitization Regulations, and any regulatory capital requirements and other sanctions as may be applicable to the shareholder in its own jurisdiction or at the EU/UK level (as applicable).
The Fund is not subject to the EU Securitization Regulation and therefore is expected to participate in investments that do not comply with the EU Securitization Regulation. Some uncertainty remains with respect to the application of the EU Securitization Regulation, which requires further clarification.
Risks Related to the Fund’s Investments
Credit Risk.
Credit risk is the risk that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt or other payment obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations. The Fund’s return to shareholders would be adversely impacted if an underlying issuer of debt investments or other instruments or a borrower under a loan in which the Fund invests were to become unable to make such payments when due.
Although the Fund may make investments that the Adviser believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of
non-payment
of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, shareholders could experience delays or limitations with respect to its ability to enforce rights against and realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Adviser and/or the shareholder or the shareholder’s expected rights to such collateral could, under certain circumstances, be voided or disregarded. The Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders and, as a result, the shareholder may not have priority over other creditors as anticipated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable
common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, certain instruments may provide for payments-in-kind,
which have a similar effect of deferring current cash payments. In such cases, a portfolio company’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement or indenture that governs loans or securities of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or result in a pre-payment
(in whole or in part) of the Fund’s investment.
Similarly, while the Adviser will generally target investing the Fund’s assets in companies it believes are of high quality, these companies could still present a high degree of business and credit risk. Portfolio companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or economic and financial market downturns and dislocations. As a result, companies that the Adviser expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Investment and Market Risk.
An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.
Senior Secured Loans and Senior Secured Bonds.
There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Such risks have become more pronounced due to rising interest rates and market volatility. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.
Junior and Subordinated Debt.
The Fund may invest in debt instruments (including mortgage-backed securities) that are subordinated or otherwise junior in an issuer’s capital structure. Investments in subordinate debt securities may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured and/or subject the Fund to a “first loss” subordinate holder position relative to other lenders. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under terms of subordinated intercreditor agreements, senior creditors will typically be able to block the acceleration of the mezzanine debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. Further, the ability of a borrower to make payments on the loan underlying these securities is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which the Fund invests, it will not be able to recover all of its investment in the securities purchased. Investments in subordinate securities have a higher risk of loss and credit default than investments in more senior securities and subordinated tranches absorb losses from default before other more senior tranches are put at risk. Mezzanine debt securities (as well as other more senior securities) are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws,
(ii) so-called
lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The securities the Fund invests in may be subject to early redemption features, refinancing options, pre-payment
options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected, resulting in a lower return to the Fund than estimated. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity securities may become worthless.
The Fund expects to invest in subordinated debt or “mezzanine” debt investments, and such investments and the Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of holders of more senior tranches in an issuer’s capital structure and, to the extent applicable, contractual inter-creditor, co-lender
and participation agreement provisions.
Investments in subordinated debt involve greater credit risk of default and loss than the more senior classes or tranches of debt in an issuer’s capital structure. Subordinated tranches of debt instruments (including mortgage-backed securities) absorb losses from default before other more senior tranches of such instruments, which creates a risk particularly if such instruments (or securities) have been issued with little or no credit enhancement or equity. To the extent the Fund invests in subordinate debt instruments (including mortgage-backed securities), the Fund would likely receive payments or interest distributions after, and must bear the effects of losses or defaults on, the senior debt (including underlying mortgage loans, senior mezzanine debt or senior commercial mortgage-backed securities (“CMBS”) bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer. The Fund’s investments will be affected, where applicable, by (i) the relative payment priorities of the respective classes of instruments or securities issued by portfolio companies (or affiliates thereof), (ii) the order in which the principal balances of such respective classes with balances will be reduced in connection with losses and default-related shortfalls, and (iii) the characteristics and quality of the underlying loans in the Fund.
Nature of Mezzanine Debt Securities.
Mezzanine debt securities generally will be unrated or have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. While mezzanine debt investments and other loans or unsecured investments can benefit from the same or similar covenants as those enjoyed by the indebtedness ranking more senior to such investments and can benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms might not be part of particular investments (for example, such investments might not be protected by financial covenants or limitations upon incurrence of additional indebtedness by the issuer). Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) could adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, can also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt securities are often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt securities have historically been higher than has been the case for investment grade securities.
Equity Investments.
We may make select equity investments. In addition, in connection with our debt investments, we on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
Preferred Securities.
Investments in preferred securities involve certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.
Non-U.S.
Instruments Risk.
The Fund may invest in
non-U.S.
instruments. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of
non-U.S.
instruments can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of
non-U.S.
instruments to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in
non-U.S.
instruments. Generally, there is less readily available and reliable information about
non-U.S.
issuers or borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because
non-U.S.
instruments may trade on days when Common Shares are not priced, the Fund’s NAV may change at times when Common Shares cannot be sold.
Structured Products Risk.
The Fund may invest its assets in structured products, including the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
The Fund may have the right to receive payments only from the structured product, and generally will not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.
Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes will be based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Loans Risk.
The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in the prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.
Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment
of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.

Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered under the Exchange Act. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.
If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.
If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.
The Fund may acquire loans through assignments or participations. The Fund will typically acquire loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.
A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a loan through a participation.
In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.
The Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.

Counterparty Risk
. The Fund is subject to credit risk with respect to the counterparties to any derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or the Fund’s hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives transactions, the Fund assumes the risks that theses counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.
The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances. In addition, regulations that were adopted in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.
Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter
derivatives may be further complicated by recently enacted U.S. financial reform legislation.
See
“
Derivatives Risk.
”
Below Investment Grade Risk
. In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include: (i) below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities; (ii) prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed income securities; (iii) issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing; (iv) below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income; (v) below investment grade securities may be less liquid than higher-rated fixed income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and we may be unable to sell these securities at an advantageous time or price; (vi) we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
CLO Risk.
In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLOs, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.
Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.
The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.
The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.
When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.
We may invest in CLO debt and equity tranches and warehouse investments directly or indirectly through an investment in U.S. and/or European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or EU regulations applicable to such investments, including regulations that require the retention of credit risk associated with certain CLOs and other investments. Risk Retention Vehicles will be structured to satisfy such retention requirements by purchasing and retaining the percentage of CLO notes prescribed under applicable retention requirements (the “Retention Notes”) or as otherwise may be required under applicable laws and regulations. For the avoidance of doubt, the term Risk Retention Vehicles does not include vehicles that are deemed to be controlled by the Adviser or its affiliates but does include Risk Retention Vehicles we control.
Indirect investments in CLO equity securities (and in some instances more senior CLO securities) and warehouse investments through entities that have been established to satisfy the U.S. and/or the EU retention requirements may allow for better economics for us (including through fee rebate arrangements). For example, these types of investments may, create stronger negotiating positions with CLO managers and underwriting banks who are incentivized to issue CLOs and who require the participation of a Risk Retention Vehicle to enable the CLO securities to be issued. However, Retention Notes differ from other securities of the same ranking since the retention requirements prescribe that such Retention Notes must be held by the relevant risk retainer for a specified period. U.S. retention requirements prescribe the holding period to be the longer of (x) the period until the CLO has paid down its securities to 33% of their original principal amount, (y) the period until the CLO has sold down its assets to 33% of their original principal amount and (z) two years after the closing of the CLO. On the other hand, the EU retention requirements prescribe the holding period to be the lifetime of the CLO. In addition, Retention Notes are subject to other restrictions not imposed on other securities of the same ranking; for example, Retention Notes may not be subject to credit risk mitigation. A breach of the retention requirements may result in the imposition of regulatory sanctions or, in the case of the EU retention requirements, in claims being brought against the retaining party.
“Covenant-lite” Obligations
. We may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan we hold begin to deteriorate in quality, our ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay our ability to seek to recover its investment.
Consumer Loans.
We may invest in, or obtain exposure to, consumer lending, which involves risk elements in addition to normal credit risk. Consumer loan terms vary according to the type and value of collateral and creditworthiness of the borrower. In underwriting consumer loans, a thorough analysis of the borrower’s financial ability to repay the loan as agreed is typically performed. The ability to repay shall be determined by, among others, the borrower’s employment history, current financial conditions, and credit background. While these loans typically have higher yields than many other loans, such loans involve risk elements in addition to normal credit risk. Consumer loans may entail greater credit risk than other loans particularly in the case of unsecured consumer loans or consumer loans secured by rapidly depreciable assets, such as automobiles. In such cases, any repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment of the outstanding loan balance as a result of the greater likelihood of damage, loss or depreciation. In addition, consumer loan collections are dependent on the borrower’s continuing financial stability, and thus are more likely to be affected by adverse personal circumstances. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to consumer loans. Furthermore, the application of various federal and state laws, including bankruptcy and insolvency laws, and/or state consumer protection laws may limit the amount which can be recovered on such loans.
Bridge Financings.
From time to time, we may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.
Restructurings
.
Investments in companies operating in workout or bankruptcy modes present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing its loans or the prospects for a successful reorganization or similar action.
Interest Rate Risks.
We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our ability to make investments, the value of our investments and our ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs.
During periods of falling interest rates, payments under the floating rate debt instruments that we hold would generally decrease, resulting in less revenue to us. In the event of a sharply rising interest rate environment, such as during 2022 and 2023, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, in general, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser with respect to pre-incentive
fee net investment income.
Inflation Risk.
Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on our investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.
Portfolio Company Debt Rankings.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Lender Liability Risk
. If one of our portfolio companies were to file for bankruptcy, depending on the facts and circumstances, a bankruptcy court might re-characterize
our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.
No Control of Portfolio Companies.
We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded
companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
Sustainability/ESG Risks.
In evaluating potential investments, the Adviser considers opportunities and risk related to material sustainability factors. Although the Adviser’s consideration of sustainability factors is intended to aid the Adviser in evaluating the return and risk profile of a given investment and is not expected to by itself determine an investment decision for us, the Adviser’s consideration of sustainability factors could, to the extent material economic risks or opportunities associated with an investment are identified, cause the Adviser to consider taking a different action than may have been taken in the absence of such consideration, which could cause us to perform differently compared to funds or other investors that do not consider such risks and opportunities. Further, although the Adviser views application of its sustainability framework to be an opportunity to potentially enhance or protect the performance of investments over the long-term, the Adviser cannot guarantee that any consideration of sustainability factors or engagement with portfolio companies on sustainability, which depends in part on skill and qualitative judgments, will positively impact the performance of any individual portfolio company or us.
In addition, some investors may evaluate potential investments in part based on third-party environmental, social and governance (“ESG”) rating systems. The criteria used in these ratings systems may conflict and change frequently, and we cannot predict how these third parties will score us, nor can we have any assurance that they score us or other companies accurately. If our ESG ratings, disclosures or practices do not meet the standards set by such investors or our shareholders, they may choose not to invest in our Common Shares. Relatedly, adverse performance or incidents with respect to sustainability matters or negative ESG ratings or assessments could impact the value of our brand, or the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations. At the same time, some stakeholders and regulators have increasingly expressed or pursued opposing views, legislation and investment expectations with respect to sustainability initiatives. This divergence increases the risk that any action or lack thereof with respect to sustainability matters will be perceived negatively by at least some stakeholders and adversely impact our reputation and business.
Rules, regulations and stakeholder expectations concerning sustainability matters have been subject to increased attention and shifting focus in recent years. Some of these changes have resulted in, and are likely to continue to result in, increased general and administrative expenses and increased management time and attention spent complying with or meeting such regulations and expectations. If we fail or are perceived to fail to comply with applicable rules, regulations and stakeholder expectations, it could negatively impact our reputation and our business results.
Litigation and Regulatory Investigations.
We as well as our Adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that we and our Adviser and/or any of its affiliates will avoid regulatory investigation and possible enforcement actions stemming therefrom. Our Adviser is a registered investment adviser and, as such, is subject to the provisions of the Advisers Act. We and our Adviser are each, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.
Our Adviser, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of our Adviser to manage us, are often impossible to anticipate. Our Adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of our Adviser.
Our investment activities are subject to the normal risks of becoming involved in litigation by third parties. This risk would be somewhat greater if we were to exercise control or significant influence over a portfolio company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by our Adviser, our administrator, or any of our officers, be borne by us and would reduce our net assets. Our Adviser and others are indemnified by us in connection with such litigation, subject to certain conditions.
Second Priority Liens.
Certain debt investments that we make in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before we are so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
Economic Recession’s Impact on Portfolio Companies.
The risks associated with our and our investment companies’ businesses are more severe during periods of economic slowdown or recession. In recent years, we have experienced periods of economic slowdown and in some instances, contraction, as countries and industries around the globe grappled with the short- and long-term economic impacts of elevated inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility, the COVID-19 pandemic and volatility in global capital markets.
Many of our investment companies may be susceptible to economic recessions or downturns and may be unable to repay our debt investments during these periods. Therefore, our non-performing
assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured debt. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and NAV. Certain of our portfolio companies may also be impacted by tariffs or other matters affecting international trade. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and adversely affect our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders or investors could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt investments that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.
Covenant Breaches or Defaults.
A portfolio company’s
failure to satisfy financial or operating covenants imposed by us or other lenders or investors could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the issuer’s or borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize
our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization
would depend on the facts and circumstances.
Highly Leveraged Portfolio Companies.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Concentrated Portfolio Companies in Certain Industries.
Our portfolio may be concentrated in a limited number of industries, provided that we will not concentrate more than 25% of our total assets in issuers that are part of the same industry or group of industries. A downturn in any industry in which we are meaningfully invested could significantly impact the aggregate returns we realize.
If an industry in which we have significant investments suffers from adverse business or economic conditions, as individual industries have historically experienced to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.
Risks Related to Reinsurance-Related Securities
. Reinsurance occurs when insurance-related companies share risk by purchasing insurance contracts from other insurers or reinsurers, thus limiting the total claim amount the original insurer or reinsurer would be responsible for in connection with a liability. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is, among other things, for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.
The Fund may invest in operating entities, including insurance-related companies and their related entities. The Fund will be subject to the risks of these entities, including the risk that the insurance-related liabilities of our insurance-related portfolio entities exceed the value of its assets and the Fund will lose all or a portion of the principal it has invested in the insurance-related portfolio entity. These risks could stem from changes in the annuities or insurance policies that are reinsured by the insurance-related portfolio company, interest rate changes or changes in the value of the assets held by the insurance-related portfolio company (or the assets held by the Cedant) against its liabilities. For example if the obligations owed in respect of reinsured annuities grow at a higher rate than the insurance-related portfolio company’s assets, the insurance-related portfolio company may have poor returns, lose some or all of its capital reserves or be unable to meet its reinsurance obligations. There is no way to accurately predict material or adverse effects that may occur with respect to the insurance-related portfolio company’s assets or liabilities and because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.
Undervalued Investments.
The Fund’s investment strategy with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or through a CLO) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” or “discounted” prices. Purchasing interests at what may appear to be “undervalued” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired or realized at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Adviser. In addition, there can be no assurance that current market conditions may not deteriorate during the life of the Fund, which could have a materially adverse effect on the assets of the Fund. Actual or perceived trends in real estate or debt markets do not guarantee, predict or forecast future events, which may differ significantly from those implied by such trends.
Investments in Large Private U.S. Borrowers.
Investing in originated assets made to large private U.S. borrowers may result in us underperforming in other segments of the market, particularly during times of economic expansion, because large private U.S. borrowers may be less responsive to competitive challenges and opportunities in the financial markets. As a result, our value may not rise at the same rate, if at all, as other funds that invest in smaller market capitalization companies that are more capable of responding to economic and industrial changes.
Investments in Private Companies.
Investments in private companies involve a number of significant risks, any one of which could have a material adverse effect on the Fund’s operating results. These risks include that: (i) these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment; (ii) these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; (iv) these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, Trustees and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and (v) these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Realization of Gains from Equity Investments.
Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.
Privately-held Companies and the Lack of Available Information About These Companies.
We expect to invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. Fourth, limited public information generally exists about private companies. Fifth, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser typically assesses an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser to make different investment decisions than it may have made with more complete information. These private companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
Investments in Securities or Assets of Publicly-Traded Companies.
We may invest a portion of our portfolio in publicly-traded assets. For example, it is not expected that we will be able to negotiate additional financial covenants or other contractual rights, which we might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, we will be subject to U.S. federal and state securities laws, as well as
non-U.S.
securities laws, that may, among other things, restrict or prohibit our ability to make or sell an investment. Moreover, we may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, we may be limited in our ability to make investments and to sell existing investments in public securities because the Fund may be deemed to have material, non-public
information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect our investment results. In addition, an investment may be sold by us to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up
periods.
Lack of Liquidity.
We will generally invest in companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
Follow-On
Investments.
After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase shares. There is no assurance that we will make, or will have sufficient funds to make, follow-on
investments. Any decisions not to make a
follow-on
investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.
Original issue discount and
payment-in-kind
instruments.
To the extent that we invest in original issue discount or
payment-in-kind
(“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such
non-cash
income in taxable and accounting income prior to receipt of cash, including the following: (i) the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral; (iii) an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Adviser’s future base management fees which, thus, increases the Adviser’s future income incentive fees at a compounding rate; (iv) market prices of PIK instruments and other zero-coupon
instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero-coupon
debt instruments, PIK instruments are generally more volatile than cash pay securities; (v) the deferral of PIK interest on an instrument increases the loan-to-value
ratio, which is a measure of the riskiness of a loan, with respect to such instrument; (vi) even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan; (vii) for accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in
capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact; (viii) the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash
component of our investment company taxable income that may require cash distributions to shareholders in order to qualify for and maintain our tax treatment as a RIC; and (ix) original issue discount may create a risk of non-refundable
cash payments to the Adviser based on
non-cash
accruals that may never be realized.
TRS Agreements.
A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule
18f-4
under the 1940 Act (“Rule
18f-4”),
the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.
A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.
Repurchase Agreements Risk.
Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the

Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements Risk.
The Fund may use reverse repurchase agreements, which involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.
Securities Lending Agreements.
We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, is at or above 150% immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market
basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Investment Advisory Agreement, will invest the Fund’s cash collateral in accordance with the Fund’s investment objectives and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.
The Fund may invest the cash collateral received only in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.
Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.
Credit Default Swaps.
We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized
agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.
A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.
Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.
A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.
Certain categories of credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter
derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter
derivatives are considered as part of the value at risk provisions of Rule
18f-4.
See
“
Risks Related to Debt Financing
.”
Hedging Risks.
We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in over-the-counter
markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributi on
s to our shareholders. The Dodd-Frank Act (as defined above) could adversely impact an issuer’s ability to hedge risks associated with the Fund’s investments.
Highly Volatile Markets; FX Risk.
Price movements of forwards, futures, derivative contracts and other financial instruments in which the Fund’s assets may be invested can be highly volatile and are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene in certain markets, directly and by regulation, particularly in currencies, futures and options. Such intervention is often intended to directly influence prices and may, together with other factors, cause some or all of these markets to move rapidly in the same direction. The effect of such intervention is often heightened by a group of governments acting in concert.
Prepayment Risk.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.
Joint Ventures.
From time to time, we may hold a portion of our investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including risks similar to those associated with a direct investment in a portfolio company, the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with those of the Fund, the risk that a joint venture partner may be in a position to take action contrary to the Fund’s objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. Our ability to exercise control or significant influence over management in these cooperative efforts will depend upon the nature of the joint venture arrangement, and certain joint venture arrangements may pose risks of impasse if no single party controls the joint venture, including the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners. In addition, we may, in certain cases, be liable for actions of our joint venture partners. The joint ventures in which we participate may sometimes be allocated investment opportunities that might have otherwise gone entirely to the Fund, which may reduce our return on equity. Additionally, our joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged. Such leverage would not count toward the investment limits imposed on us by the 1940 Act. If an investment in an unconsolidated joint venture were to be consolidated for any reason, the leverage of such joint venture could impact our ability to maintain the minimum coverage ratio of total assets to total borrowings and other senior securities required under the 1940 Act, which have an effect on our operations and investment activities.
 See
“
Leverage Risk
.”
Subsidiaries Risk.
The Fund may in the future invest in entities (1) that will be primarily controlled by the Fund; and (2) that primarily engage in investment activities in securities or other assets (each such entity, a “Subsidiary”). A Subsidiary is “primarily controlled” by a fund when (a) the registered fund controls the unregistered entity within the meaning of Section 2(a)(9) of the 1940 Act; and (b) the registered fund’s control of the unregistered entity is greater than that of any other person. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund.
The Fund does not expect that any Subsidiary will be required to register as an investment company under the 1940 Act. The Fund expects that any investment advice provided by an investment adviser to a Subsidiary of the Fund would be provided by the Fund’s investment adviser and the Fund’s Board will consider any investment advisory services provided to a Subsidiary of the Fund in connection with the Board’s annual consideration of the Fund’s investment advisory agreement. Any investment advisory agreement for a Subsidiary will comply with Section 15 of the 1940 Act, including that (i) such investment advisory agreement will be approved by the Fund’s Board and (ii) such investment advisory agreement between the Subsidiary and its investment adviser will be filed as an exhibit to the Registration Statement.
The Fund will comply with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with any Subsidiary. Any Subsidiary also would comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.
Risks Associated With Investing Alongside Other Third Parties.
We may invest in joint ventures alongside third parties through joint ventures, partnerships or other entities in the future. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with ours, or may be in a position to take action contrary to our investment objectives. In addition, we may in certain circumstances be liable for actions of such third party.
More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party may take actions that are inconsistent with our interests. For example, the third party may decline to approve an investment for the joint venture that we otherwise want the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating our total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the 1940 Act. If the activities of the joint venture were required to be consolidated with our activities because of a change in GAAP rules or SEC staff interpretations, it is likely that we would have to reorganize any such joint venture.
Syndications.
From time to time, we may make an investment with the expectation of offering a portion of its interests therein as a co-investment
opportunity to third-party investors. There can be no assurance that we will be successful in syndicating any such co-investment,
in whole or in part, that the closing of such
co-investment
will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by us with respect to any such syndication will not be substantial. In the event that we are not successful in syndicating any such co-investment,
in whole or in part, we may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors
as originally anticipated could significantly reduce our overall investment returns.
Wide Range of Investment Techniques.
The Adviser may employ investment techniques or invest in instruments that it believes will help achieve our investment objectives, whether or not such investment techniques or instruments are specifically defined herein, so long as such investments are consistent with our investment strategies and objectives and subject to applicable law. Such investment techniques or instruments may not be thoroughly tested in the market before being employed and may have operational or theoretical shortcomings which could result in unsuccessful investments and, ultimately, losses to us. In addition, any such investment technique or instrument may be more speculative than other investment techniques or instruments specifically described herein and may involve material and unanticipated risks. There can be no assurance that the Adviser will be successful in implementing any such investment technique. Furthermore, the diversification and type of investments may differ substantially from our prior investments.
Significant Risk Transfer Securities.
SRT securities, or other similar synthetic instruments, typically enable a bank, other financial institution or issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as us, and are subject to, among other risks, the credit risks associated with the applicable reference assets. In connection with an investment in SRT securities or other similar synthetic instruments, we may have a contractual relationship only with the counterparty of such synthetic instrument, and not with the reference obligor of the reference asset. Accordingly, we generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will we have any rights of setoff against the reference obligor or rights with respect to the reference asset. We will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. SRT transactions are typically linked to a first-loss or mezzanine tranche of a larger portfolio; accordingly, an exposure to that portfolio would be leveraged.
The Fund or its portfolio companies may utilize regulatory capital trades by taking on the risks associated with potential bank losses in exchange for a fee. After engaging in such a trade, in the event of a default, the Fund or its portfolio companies could lose some or all of its investments. The risk remains the same even if the bank involved in the relevant trade is insured.
Asset Backed Securities
.
The Fund will invest (including in “equity” or residual tranches) in ABS and other securitizations, which are generally limited recourse obligations of a special purpose vehicle issuer of such instruments (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof. Consequently, holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. The Securitization Assets may include, without limitation, broadly-syndicated leveraged loans, middle-market bank loans, collateralized debt obligation debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, consumer loans, other receivables, mortgages, REITs, high yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.
The investment characteristics of ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time.
The collateral supporting ABS is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an ABS is affected by changes in the market’s perception of the asset backing the ABS and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
The value of ABS, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of unpredictable factors, including the anticipated rate of prepayment of the underlying assets, and are therefore subject to the risk that the asset-backed security will lose value. ABS are also subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.
Holders of ABS bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.
Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.
Market risk arises from the cash flow characteristics of the ABS, which for most ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.
Interest rate risk arises for the issuer from (x) the pricing terms on the underlying collateral, (y) the terms of the interest rate paid to holders of the ABS and (z) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the ABS, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of non-standard
receivables or receivables originated by private retailers who collect many of the payments at their stores.
Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows.
In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities in an ABS issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.
Another risk associated with ABS is that the collateral that secures an ABS, such as credit card receivables, could be unsecured. In the case of credit card receivables, debtors are additionally entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. For ABS that are backed by automobile receivables, such ABS pose a risk because most issuers of such ABS permit the servicers to retain possession of the underlying obligations. Because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS potentially will not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. As the foregoing shows, an underlying risk of investing in ABS is the dependence on debtors to timely pay their consumer loans.

In the case of ABS structured using Securitization Vehicles, Securitization Assets are typically actively managed by an investment manager, which may be the Adviser or its affiliates, and as a result, the Securitization Assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on these equity securities will depend in part upon the ability of each such investment manager to actively manage the related portfolio of Securitization Assets.
The Fund’s investment strategies with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or through an asset backed security) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” prices. Purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Adviser.
Whole Loan Securitizations
. The Fund may be expected to securitize one or more loans to generate cash. Securitizing such loan or loans typically involves the creation of a wholly owned entity, the contribution of such loan or pool of loans to the entity and the issuance by the entity of securities or tranched loans to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. The Fund generally expects to retain all or a portion of the equity in any such securitized loan or pool of loans and its retained equity would be exposed to any losses on such loans before any of the debt securities would be exposed to such losses. The investment manager and its affiliates will often be in a position to determine whether assets should be placed into a whole loan securitization or whether the Fund and Other Clients should acquire such loans or other instruments directly, which can also create the potential for conflicts of interest as the Adviser and its affiliates manage Other Clients with Investment Guidelines that do not permit such Other Clients to invest in whole loan securitizations. There can be no assurance that the Adviser will determine to seek to securitize assets in a manner that ensures that the Fund will be eligible to participate (or that such securitization will occur successfully) and the Adviser is permitted to make different determinations in good faith whether to seek to securitize certain assets which determination may differ from determinations to not securitize similar assets.
Revolving Credit Facilities
.
The Fund is permitted to invest in funded and unfunded revolving credit facilities (“Revolvers”). In some cases, the Fund will need to acquire a Revolver in order to participate in the term loan associated with such Revolver. In such scenarios, it is possible that the Revolver will not be drawn on unless the applicable Revolver borrower enters a period of financial distress, is pursuing an acquisition or utilizes the Revolver for working capital needs and/or for one or more non-ordinary
course reasons. The commitment will be reduced by the amount of the Fund’s investment in a Revolver, regardless of whether the Revolver is drawn upon, which will reduce the Fund’s available capital for purposes of being allocated other investment opportunities. Revolvers can generally be drawn on short notice. In addition, prediction of Revolver utilization is inherently subjective and might not take into account changes in credit quality and changes in cash flow, including working capital fluctuation and acquisition activity. While higher than expected utilization increases the current income of the Fund, it can also lower returns to the extent that the Fund needs to call capital to satisfy borrowing requests and will increase the Fund’s exposure to defaults by the borrower under the Revolver. There are also operating and financial risks of Revolver borrowers, as Revolver borrowers could deteriorate as a result of, among other factors, an adverse development in their business, a change in their competitive environment, or an economic downturn. As a result, Revolver borrowers that the Fund had expected to be stable could operate at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or to maintain their competitive positions, or could otherwise have a weak financial condition or be experiencing financial distress. All of the foregoing could result in higher than expected draws on Revolvers and/or the inability of any Revolver borrower to repay any existing draws on such Revolver. Furthermore, the capital structure of a Revolver borrower that is subject to leverage will increase the exposure of such Revolver borrower to adverse economic factors (such as rising interest rates, changes in commodity prices, downturns in the economy or a deterioration in the condition of such Revolver borrower), each of which could impair such underlying Revolver borrower’s ability to finance its future operations and capital needs and could result in the imposition of restrictive financial and operating covenants or increase the risk of defaults by such Revolver borrower under a Revolver. If any such factors cause or contribute to such Revolver borrower’s inability to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness or similar payments or obligations under any Revolver, such Revolver borrower’s flexibility to respond to changing business and economic conditions could be constrained materially and could increase the risk of default and/or insolvency and the value of Revolvers could be significantly reduced or even eliminated, and potentially resulting in the returns to the Fund being lower than would otherwise have been the case.
An additional concern in acquiring a Revolver is the possibility of material misrepresentation or omission on the part of the Revolver seller, the Revolver borrower or other credit support providers, or breach of covenant by any such parties. Such inaccuracy or incompleteness or breach of covenants could adversely affect the valuation of the collateral underlying the loans or the ability of the Revolver lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment. The Adviser will rely upon the accuracy and completeness of representations made by any such parties to the extent reasonable, but cannot guarantee such accuracy or completeness.
Distressed Investments; Restructurings.
The Fund may make investments in companies that subsequently become distressed. Certain of the Fund’s investments may, therefore, include specific investments in companies that become highly leveraged, with significant burdens on cash flow, and, therefore, involve a high degree of financial risk. The Fund’s investments will mostly be privately originated and illiquid, but may include liquid or publicly traded securities. Such investments may be considered speculative and subject to a high degree of risk and the ability of the relevant issuers to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies. Investments in companies operating in workout or bankruptcy modes also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.
Distressed/Defaulted Securities
.
The Fund may invest in the securities of companies that subsequently become involved in bankruptcy proceedings, reorganizations or financial restructurings, and that may face pending covenant violations or significant debt maturities. In such a case, the Adviser, on behalf of the Fund, may have a more active participation in the affairs of such issuers than is generally assumed by the Fund. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities, which may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. Furthermore, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to a portfolio company or Investment, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. In addition, under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. As more fully discussed below, in a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged or disallowed, and its claims may be subordinated to the claims of other creditors.
The market for distressed securities is expected to be less liquid than the market for securities of companies that are not distressed. A substantial length of time may be required to liquidate investments in securities that become distressed. Furthermore, at times, a major portion of an issue of distressed securities may be held by relatively few investors, and the market may be limited to a narrow range of potential counterparties, such as other financial institutions that become distressed. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Adviser may find it more difficult to sell such securities on behalf of the Fund when the Adviser believes it advisable to do so or may only be able to sell such securities at a loss. The Adviser may also find it more difficult to determine the fair market value of distressed securities for purposes of computing the Fund’s net asset value. In some cases, the Fund may be prohibited by contract from selling its investments for a period of time.
Bankruptcy and Other Proceedings
.
The Fund may invest in the securities of companies, and/or relevant guarantors thereof, that subsequently become (or in limited cases, are) involved in bankruptcy and other similar proceedings. When a company seeks relief under the U.S. Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. If relief from stay is not granted, the Fund may not realize a distribution on account of its secured claim until a plan of reorganization or liquidation for the debtor is confirmed. Bankruptcy proceedings can involve substantial legal, professional and administrative costs to the portfolio company and the Fund, and during the process the portfolio company’s competitive position may erode, key management personnel may depart and the company may not be able to invest adequately. Although the Adviser intends to invest the Fund’s assets primarily in debt, the debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value. Such investments can result in a total loss of principal. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges (as more fully described below) also can result in uncertainty as to the ultimate resolution of claims.
Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and, because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against any such challenge.
Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found to have engaged in certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the U.S. Bankruptcy Code. In addition, creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Adviser will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted. In addition, if representation on an unsecured creditors’ committee of a company causes the Fund, the Adviser or Blackstone or its affiliates to be deemed a fiduciary for all general unsecured creditors, the securities of such company held in an account may become restricted securities, which are not freely tradable.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Adviser or the Fund will be able successfully to defend against them. To the extent that the Adviser or the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by such debtor due to such person’s possession of material, non-public
information concerning such debtor.
In certain protective situations, companies in which the Fund has invested or to which the Fund has extended loans may file for protection under Chapter 11 of the U.S. Bankruptcy Code. These debtor-in-possession
or “DIP” loans are most often revolving working-capital or term loan facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a U.S. federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.
In addition, companies located in
non-U.S.
jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such
non-U.S.
laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments in any such companies may be adversely affected. For example, bankruptcy law and process in a
non-U.S.
jurisdiction may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.
“High Grade” Credit Investments
. The Fund’s assets are also expected to be invested in investments relating to “high-grade” or “investment grade” debt or debt instruments determined by the Adviser to be of reasonably high credit quality. Such investments are not immune from the credit risks associated with credit instruments that are not “high-grade” or “investment grade” and may subsequently become non-investment
grade as a result of financial difficulties encountered by the issuers or borrowers or otherwise as a result of market conditions in the credit and interest rate markets and prevailing monetary and fiscal policies enacted by governments and monetary authorities. No assurance can be made with respect to recovery of principal or timely payment of interest payments, or that losses may not otherwise be incurred in respect of the Fund even to the extent invested in “high grade” or “investment grade” credit investments.
Failure of Servicers to Effectively Service Loans
. The failure of servicers to effectively service the loans and/or pools thereof in which the Fund has an investment would materially and adversely affect the Fund. Most loans and securitizations thereof require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. The servicer’s quality is of significant importance in the management of loans (or pools thereof) and default issues related thereto. In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest payments may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss may be greater than the outstanding principal balance of that loan.
Adjustments to Terms of Investments
. The terms and conditions of the loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from loan agreements could be modified, amended or waived in a manner contrary to the preferences of the Fund, if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from a loan agreement will maintain the terms and conditions to which the Fund originally agreed. Because the Fund may invest through participation interests and derivative securities, the Fund may not be entitled to vote on any such adjustment of terms of such agreements.
The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Adviser will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Adviser may, in accordance with its investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Adviser will make such determinations in accordance with its investment management standards. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.
Participation on Creditors’ Committees
. The Adviser is permitted to participate on unofficial
“ad-hoc”
or official creditors’ committees formed to negotiate the management of financially troubled companies that may or may not be in bankruptcy or the Adviser could seek to negotiate directly with the debtors with respect to restructuring issues. If the Adviser does join a creditors’ committee, whether official or unofficial, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund and Other Clients in such proceedings. By participating on such committees, the Adviser could be deemed to have duties to other creditors represented by the committees, which might expose the Adviser to liability to such other creditors who disagree with the Adviser’s actions. While the Adviser intends to comply with all applicable securities laws and to make judgments concerning restrictions on trading in good faith, the Adviser is permitted to invest in the company’s securities on behalf of the Fund and/or Other Clients while engaged in the company’s restructuring activities. Such investing creates a risk of litigation and liability that could cause the Fund to incur significant legal fees and potential losses.
High Yield Debt
. The Fund may invest in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities. In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield securities has experienced periods of volatility and reduced liquidity. Securities in the lower rated categories and comparable non-rated
securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated
securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings or comparable non-rated
securities in the case of deterioration of general economic conditions. High yield securities may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by all or substantially all of the issuer’s assets. High yield securities may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and/or services in the industry in which the issuer operates would likely have a material adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Investments in Underlying Investment Companies or BDCs Risk.
Because the Fund expects to invest in underlying investment companies or BDCs, a shareholder’s investment in the Fund will be affected by the investment policies and decisions of each underlying investment company in direct proportion to the amount of Fund assets that are invested in each underlying investment company. The securities of the underlying investment companies or BDCs in which the Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of underlying investment companies or BDCs are typically subject to restrictions or delays. There is no regular market for interests in many underlying investment companies or BDCs or portfolio companies, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable underlying investment companies or BDCs or the board of the portfolio company, and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interest in a underlying investment companies or BDCs, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.
Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.
Inflation-Linked Debt Securities Risk.
Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Convertible Securities.
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock, in each case, until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible
securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.
Call Risk.
There is a risk that issuers may exercise a right to redeem a fixed income security earlier than expected (a “call”). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Options and Warrants
. While not expected, the Fund may buy or sell (“write”) both call options and put options, and when it writes options, it may do so on a “covered” or an “uncovered” basis. A call option is “covered” when the writer owns investments of the same class and amount as those to which the call option applies. A put option is covered when the writer has an open short position in investments of the same class and amount. The Fund’s option transactions may be part of a hedging strategy (i.e., offsetting the risk involved in another investment position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of investments with a small commitment of capital. The Fund may also use warrants in substantially the same manner as call options. Warrants are long-term options to purchase particular securities to be used by, or owned by, the issuer of the warrants. The foregoing activities involve risks that can be substantial, depending on the circumstances.
In general, without taking into account other positions or transactions the Fund may enter into, the principal risks involved in options trading can be described as follows: when the Fund buys an option, a decrease (or inadequate increase) in the price of the underlying investment in the case of a call, or an increase (or inadequate decrease) in the price of the underlying investment in the case of a put, could result in a total loss of the Fund’s investment in the option (including transaction costs). The Fund could mitigate those losses by selling short, or buying puts on, the investments for which it holds call options, or by taking a long position (e.g., by buying the investments or buying calls on them) in investments for which it holds put options.
When the Fund sells (“writes”) an option, the risk can be substantially greater than when it buys an option. The seller of an uncovered call option bears the risk of an increase in the market price of the underlying investment above the exercise price. The risk is theoretically unlimited unless the option is “covered.” The instruments necessary to satisfy the exercise of an uncovered call option may be unavailable for purchase, or only available at much higher prices, thereby reducing or eliminating the value of the premium received. Purchasing instruments to cover the exercise of an uncovered call option can cause the price of the instruments to increase, thereby exacerbating the loss. If the option is covered, the Fund would forego the opportunity for profit on the underlying investment should the market price of the investment rise above the exercise price. If the price of the underlying investment were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the investment.
Capital Structure Arbitrage.
In certain circumstances, the execution of a distressed investing strategy involves the ability of the Adviser to identify and exploit the relationships between movements in different securities and instruments within an issuer’s or borrower’s capital structure (e.g., senior bank debt, second liens, debt securities and other obligations, convertible and
non-convertible
senior and subordinated debt, preferred equity and common stock). Identification and exploitation of these opportunities involve uncertainty. In the event that the perceived pricing inefficiencies underlying an issuer’s securities or instruments were to fail to materialize as expected by the Adviser, the Fund could incur a loss.
Projections and Third-Party Reports.
The Adviser generally will establish the capital structure of an investment and the terms and targeted returns of such investment on the basis of financial, macroeconomic and other applicable projections. Projected operating results normally will be based primarily on the judgments of the Adviser’s investment professionals and/or third-party advice and reports. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be achieved, and actual results may vary significantly from the projections. General economic, natural and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections.
Limited Amortization Requirements
. The Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate an issuer to repay the loan out of asset sale proceeds or with annual excess cash flow, repayment requirements may be subject to substantial limitations that would allow an issuer to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the Investment. In addition, a low level of amortization of any debt over the life of the Investment may increase the risk that the issuer will not be able to repay or refinance the loans held by the Fund when it matures.
Zero Coupon and PIK Bonds.
Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.
Risks Related to Real Estate
Inherent Real Estate Risks.
The Fund may make investments in or relating to real estate, including investments in commercial or residential real estate loans or projects and/or real estate-related debt investments (
e.g.
, commercial and residential mortgage loans) and structured products (
e.g.
, CLOs, CMBS, RMBS and similar pools of real estate-related interests). Such investments will be subject to the risks inherent in the ownership of real estate and real estate-related businesses and assets, including in circumstances where the Fund holds credit-oriented investments relating to real estate. Deterioration of real estate fundamentals generally may negatively impact the performance of the Fund. These risks include, but are not limited to, those associated with the burdens of ownership of real property, local market and economic conditions, which may include changes in supply of and demand for competing properties in an area, changes in interest rates and related increases in borrowing costs, fluctuations in the average occupancy and room rates for hotel properties, changes in demand for commercial office properties (including as a result of an increased prevalence of remote work), changes in the financial resources of tenants, defaults by borrowers or tenants and the lack of availability of mortgage funds, which may render the sale or refinancing of properties difficult or impracticable. In addition, investments in real estate and real estate-related businesses and assets may be subject to the risk of environmental liabilities, contingent liabilities upon disposition of assets, casualty or condemnations losses, energy supply shortages, natural disasters, climate-related risks (including transition risks and acute and chronic physical risks), acts of God, terrorist attacks, war and other events that are beyond our control, and various uninsured or uninsurable risks. In addition, in acquiring debt instruments or securities in a public company or a related entity, lock-out
provisions may apply that materially restrict selling such interests or securities for a period of time or that impose other restrictions, such as a limitation on the amount of additional debt that can be incurred. There can be no assurance that there will be a ready market for the resale of real estate investments because such investments will generally not be liquid. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Fund.

Mortgage-Backed Securities.
The Fund may from time to time to invest in pools or tranches of mortgage-backed securities (including CMBS). The collateral underlying mortgage-backed securities generally consists of commercial mortgages or real property that has a residential, multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels, and may include assets or properties owned directly or indirectly by one or more other Blackstone clients. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and are usually non-recourse
against the commercial borrower. Investments in CMBS are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As described more fully above, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Fund intends to vigorously analyze and underwrite its CMBS investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results, and there can be no assurance that the Fund will be able to effectively achieve its investment objectives or that expected returns will be achieved.
In general, if prevailing interest rates fall significantly below the interest rates on the related mortgage loans, the rate of prepayment on the underlying mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgages, the rate of prepayment would be expected to decrease, which could reduce the returns on certain residual mortgage-backed securities in which the Fund may invest. In addition, rising rates may increase the frequency of defaults on certain floating-rate mortgage-backed securities.
Legal and Structural Risks of Mortgage-Backed Securities.
Mortgage-backed securities may have structural characteristics that distinguish them from other securities. The rate of interest payable on these types of securities may be set or effectively capped at the weighted average net coupon of the underlying assets themselves. As a result of this cap, the return to investors in such a security would be dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater impact on the yield to investors. Federal and state law may also affect the return to investors by capping the interest rates payable by certain mortgagors. Certain mortgage-backed securities may provide for the payment of only interest for a stated period of time.
In addition, legal and structural risks of mortgage-backed securities include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or an affiliate), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could also result in cash flow delays and losses on the related issue of these securities.
Office Real Estate Industry Risks
. Some businesses are rapidly evolving to make employee telecommuting, flexible work schedules, open workplaces and teleconferencing increasingly common. These practices enable businesses to reduce their space requirements. A continuation of the movement towards these practices could over time erode the overall demand for office space and, in turn, place downward pressure on occupancy, rental rates and property valuations, each of which could have an adverse effect on our financial position, results of operations, cash flows and ability to make expected distributions to our shareholders. We may also be negatively impacted by competition from other short-term office or shared space leasing companies.

Commercial Mortgage and Mezzanine Debt.
The Fund may invest in commercial mortgage and mezzanine debt (including pools thereof), which are secured by multifamily or commercial properties and are subject to risks of delinquency and foreclosure, and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property.
The underlying properties or assets comprising such pools of commercial real estate loans may include portfolio companies or assets of Other Clients. With most commercial mortgage and mezzanine debt, the bulk of the loan balance is payable at maturity with a one-time
“balloon payment.” Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, and full satisfaction of a commercial real estate loan will be affected by a commercial borrower’s access to credit or a functioning sales market. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan may be impaired.
Commercial mortgage and mezzanine debt are usually
non-recourse
in nature. Therefore, if a commercial borrower defaults on the commercial real estate loan, then the options for financial recovery are limited. To the extent the underlying default rates with respect to the pool or tranche of commercial real estate loans in which the Fund directly or indirectly invests increase, the performance of the Fund’s investments related thereto may be adversely affected. Default rates and losses on commercial real estate loans will be affected by a number of factors, including global, regional and local economic conditions in the area where the properties are located, the borrower’s equity in the underlying property or assets and the financial circumstances of the borrower. A decline in property values in specific commercial real estate markets or specific real estate or credit markets may result in higher delinquencies and defaults. In the event of default, the lender will have no right to assets beyond collateral attached to the commercial real estate loan. In certain instances, a negotiated settlement or an amendment to the terms of the commercial real estate loan are the only options before an ultimate foreclosure on the commercial property. As described more fully below, foreclosure is costly and often protracted due to litigation and bankruptcy restrictions. The ultimate disposition of a foreclosed property may also yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted commercial real estate loan. It may in the future become difficult for lenders to dispose of foreclosed commercial real estate without incurring substantial investment losses, ultimately leading to a decline in the value of such investments.
In the event of any default under a mortgage or mezzanine loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or mezzanine loan, which could have a material adverse effect on the Fund. In the event of the bankruptcy of a mortgage or mezzanine loan borrower, the mortgage or mezzanine loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or mezzanine loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession
to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally will have to foreclose on the equity, purchase the senior debt or negotiate a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.
Residential Real Estate Investments
. The Fund may invest in residential development projects and financing opportunities relating to residential real estate assets, which subjects the Fund to particular economic, operating and regulatory risks. These risks relate to supply of and demand for living space in the local market, wage and job growth in the local market, availability of mortgage financing, homeownership affordability, tenant quality, the physical attributes of the building in relation to competing buildings (e.g
.
, age, condition, design, appearance, amenities and location), access to transportation and changes in regulatory requirements (e.g., rent regulations and caps, and higher standards of maintenance), among other factors.
Accordingly, the performance of the Fund is susceptible to adverse changes in prevailing economic and employment conditions in the United States and the other jurisdictions where its properties are located. The

Adviser’s ability to invest in residential real estate-related opportunities (including providing financing for potential owners and operators of residential real estate assets or portfolios thereof) may depend upon its ability to strategically partner with established and sophisticated operating partners and third parties. Any downturn in the U.S. or global economies may adversely affect the financial condition of residential owners and tenants, making it more difficult for them to meet their periodic repayment obligations relating to certain residential real estate properties, which could adversely impact the investment performance of the Fund’s investments. To the extent that assets underlying investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.
Investments in financing residential assets, such as mortgage loans (including loans that may be in default), involve additional risks. If a residential mortgage loan is in default, foreclosure of the mortgage loan can be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited. The ultimate disposition of a foreclosed asset may yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted mortgage loan.
In addition, politicians, regulators, journalists, housing advocates and others have been critical of private investment firms, such as Blackstone, that have made investments in residential mortgage loans and, in some cases, led protests and social media campaigns. Such opposition could cause the Adviser or its affiliates to forego investment opportunities and subject existing investments to new legislation, litigation and changes in regulatory oversight.
Debt-Oriented Real Estate Investments Risks Generally.
The Fund may invest in debt, including “mezzanine” investments (and may also make equity investments) in or relating to real estate-related businesses, assets or interests. Any deterioration of real estate fundamentals generally, and in the U.S., Canada, and Europe in particular, could negatively impact the performance of the Fund by making it more difficult for portfolio companies to satisfy their debt payment obligations, increasing the default risk and making it more difficult for the Fund to generate attractive risk-adjusted returns. Changes in general economic conditions will affect the creditworthiness of portfolio companies and the value of the underlying real estate collateral relating to the Fund’s investments and may include economic and market fluctuations, changes in environmental and zoning laws, casualty or condemnation losses, regulatory limitations on rents, decreases in property values, changes in the appeal of properties to tenants, changes in supply and demand, fluctuations in real estate fundamentals, the financial resources of issuers and borrowers, changes in building, environmental and other laws, labor, energy and supply shortages, various uninsured or uninsurable risks, natural disasters, political events, changes in government regulations, changes in real property tax rates and tax credits, changes in operating expenses, changes in capital expenditure costs, changes in interest rates, changes in foreign exchange rates, changes in the availability of debt financing and mortgage funds, which may render the sale or refinancing of properties difficult or impracticable, increased mortgage defaults, increases in borrowing rates, negative developments in the economy or political climate that depress travel activity, environmental liabilities, contingent liabilities on a disposition of assets, acts of God, terrorist attacks, war, adverse changes in real estate values generally and other factors that are beyond the control of the Adviser. The value of securities of companies which service the real estate business sector may also be affected by such risks.
Flexible Real Estate Related Debt Strategy
.
The Adviser will implement on behalf of the Fund whatever strategies or discretionary approaches it believes from time to time may be best suited to prevailing market conditions in furtherance of that purpose, including control-oriented equity investments. There can be no assurance that the Adviser will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Fund’s investment activities. Furthermore, the Fund’s investment strategies may involve risks that are not described herein, and the diversification and type of investments may differ substantially from funds. For example, the Fund may invest in debt or equity interests in real estate-related assets, real estate companies, real estate-related companies (such as companies (or debt instruments related to such companies) in which the Fund has a pre-existing
debt investment, real estate and loan origination businesses and platforms, data centers, hotel servicing companies, digital infrastructure and energy investments (including power purchase or energy savings agreements), and consumer loans associated with a commercial or residential property, home solar equipment and/or home improvements) and including but not limited to residential debt and the acquisition, origination, servicing and managing of residential mortgages, prime loans, credit loans, second lien loans, mortgage servicing rights, and residential real estate-related investments. Moreover, the Fund expects to make a significant number of investments in relatively liquid instruments. In addition to any real estate-related investments (including of the types described above), the Fund may also invest in asset-backed securities (including publicly traded securities) that are not real estate-related, such as auto loans, consumer credit and corporate receivables. Many of the risks and conflicts described herein also apply to investments in such asset-backed securities. Such risks could prove substantial and, therefore, investments in the Fund are suitable only for investors that are able to bear the potential loss of their entire investment and for which such investment does not represent a complete investment program.
Active Trading.
The trading activities conducted by the Adviser on behalf of the Fund may involve certain short-term market considerations. Accordingly, in certain instances, the turnover rates of certain portions of the Fund’s portfolio may be substantial and involve correspondingly high transactional costs.
Availability of Insurance Against Certain Catastrophic Losses.
The Fund and portfolio companies that the Fund invests in and/or their underlying properties, as applicable generally maintain liability, fire, flood, extended coverage, rental loss, cyber sabotage and/or terrorism insurance with insured limits and policy specifications that the Adviser, or, if applicable, portfolio company management, believes are customary and reasonable. However, certain losses of a catastrophic nature, such as wars, natural disasters, terrorist attacks (including cyber sabotage) or other similar events, may be either uninsurable or insurable only at uneconomically high rates such that no insurance coverage exists. In general, losses related to terrorism and cyber sabotage are becoming harder and more expensive to insure against. In some cases, the insurers exclude terrorism and/or cyber sabotage, in others the coverage against terrorist acts and cyber sabotage is limited, or available only for a significant price. A similar dynamic has been unfolding with respect to certain weather events and earthquakes. As a result, not all investments are expected to be insured against all risks. Furthermore, even when insurance is available and has been procured, formalities must be followed to obtain the benefit of the insurance in the case of a loss event, such as timely delivery of a notice of claim; a failure to follow these formalities could result in voidance of coverage. If a major loss for which insurance is unavailable occurs, the Fund could lose both invested capital in and anticipated profits from the affected investments.
Risks Related to Investing in Data Centers.
We may invest in data centers. Our data center investments are subject to operating risks common to the data center industry, which include changes in tenant demands or preferences, a decline in the technology industry, such as a decrease in the use of mobile or web-based
commerce, industry slowdowns, business layoffs or downsizing, relocation of businesses, increased costs of complying with existing or new government regulations and other factors; a downturn in the market for data center space generally such as oversupply of or reduced demand for space; increased competition, including from our tenants choosing to develop their own data centers; and the rapid development of new technologies or the adoption of new industry standards that render our tenants’ current products and services or our facilities obsolete or unmarketable. To the extent that any of these or other adverse conditions occur, they are likely to impact market rents for, and cash flows from, our data center investments, which could have a material adverse effect on us.
Risks Related to Net Leases.
We may invest in commercial properties, including those in data centers, subject to net leases. Typically, net leases require the tenants to pay substantially all of the operating costs associated with the properties. As a result, the value of, and income from, investments in commercial properties subject to net leases will depend, in part, upon the ability of the applicable tenant to meet its obligations to maintain the property under the terms of the net lease. If a tenant fails or becomes unable to so maintain a property, we will be subject to all risks associated with owning the underlying real estate. In addition, we may have limited oversight into the operations or the managers of these properties, subject to the terms of the net leases.
Certain commercial properties subject to net leases in which we invest may be occupied by a single tenant and, therefore, the success of such investments is largely dependent on the financial stability of each such tenant.

A default of any such tenant on its lease payments to us would cause us to lose the revenue from the property and cause us to have to find an alternative source of revenue to meet any mortgage payment and prevent a foreclosure if the property is subject to a mortgage. In the event of a default, we may experience delays in enforcing our rights as landlord and may incur substantial costs in protecting our investment and re-letting
our property. If a lease is terminated, we may also incur significant losses to make the leased premises ready for another tenant and experience difficulty or a significant delay in re-leasing
such property.
In addition, net leases typically have longer lease terms and, thus, there is an increased risk that contractual rental increases in future years will fail to result in fair market rental rates during those years.
Risks of Acquiring
Sub-Performing
Real Estate Loans and Participations
.
The Fund may acquire real estate loans that may be
sub-performing
or
non-performing
at the time of their acquisition and/or may become
sub-performing
or
non-performing
following their acquisition for a wide variety of reasons. Such sub-performing
real estate loans may require a substantial amount of workout negotiations or restructuring, which may entail, among other things, an extension of the term, a substantial reduction in the interest rate, a substantial writedown of the principal of such loan and other concessions which could adversely affect the returns realized by the Fund. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available, resulting in an inability by the borrower to repay the loan. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control. Although unlikely, it is possible that a sponsor may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including, without limitation, lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action, which often prolongs and complicates an already difficult and time consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process.
Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing, management, development and other operations of the property. In the event the Fund does foreclose on an investment, the Fund will be subject to the risks associated with owning and operating real estate. The foreclosure may also generate negative publicity for the Fund and/or the applicable portfolio entity, which can damage the Fund’s and Blackstone’s reputation. Reputational damage can lead to increased operating, capital and regulatory costs as well as have an adverse effect on the Fund’s operations and investment performance. Reputation risk may lead to Blackstone’s brand value loss and regulatory scrutiny and governmental investigations, given the sensitivity surrounding the mortgage and housing industry. The Fund’s reputation is a matter of perception that is a function of its perception among its various stakeholders such as investors, customers, counterparties, service providers, suppliers, employees, regulators and non-governmental
organizations, and relationships with these stakeholders may be harmed as a result of reputational damage.
Investments in Student Housing and Dormitories
. The Fund may make debt-related investments in student housing and dormitory properties, which subjects the Fund to particular economic and operating risks. These risks relate to the supply of and demand for student housing space in the local market, tenant quality, the higher tenant turnover rate relative to other housing properties, physical attributes of the building in relation to competing buildings (e.g., age, condition, design, appearance, amenities, and location) and access to transportation and proximity to campus, among other factors. Student housing properties are typically leased during leasing seasons that are correlated with academic school years, and the properties are therefore highly dependent on (i) the need, desire and ability of students to live in student housing near campus and (ii) the effectiveness of marketing and leasing efforts and personnel during such seasons. Demand for student housing is also impacted by the availability of alternative housing options given that the Fund’s student housing properties compete with university-owned student housing as well as local, national and regional owner-operators of off-campus
student housing and other residential properties and apartments that are generally available to local residents. Additionally, student housing properties are generally on short-term leases, exposing the Fund to increased risk. Borrowers may not be able to re-lease
the properties on similar terms, if the properties are able to be re-leased
at all. The terms of renewal or
re-lease
(including the cost of required renovations) may be less favorable to the borrower than the prior lease. If the borrower is unable to re-lease
all or some of the properties, or if the rental rates upon such re-leasing
are significantly lower than expected rates, the cash flows from operations could be adversely affected. In addition, the available market for potential residents of student housing properties is inherently re stricte
d as members of the general public are generally not permitted to live in such housing, absent being a student or an employee of the particular academic institution. The properties may also be adversely affected by a change in academic admission policies, including a reduction in the number of student admissions and a corresponding decrease in demand and occupancy rates for such student housing.
Life Sciences and Laboratory Real Estate Investments.
The Fund may make debt-related investments in property relating to laboratory space, which subjects the Fund to particular economic and operating risks. These risks relate to the supply of and demand for laboratory space in the local market, the impact of economic conditions on the local market and the building’s tenants (including, in particular, startup or early stage and other technology company tenants), tenant quality and such tenants’ particular focus within the life science industry, compliance with government requirements (e.g., zoning, land use, occupancy limitations) and the physical attributes of the laboratory space. Such laboratory space may require particular updates or infrastructural improvements that may involve greater expenditure than traditional office space (e.g., upgrades to electrical, gas and plumbing infrastructure, HVAC systems, laboratory benchwork) and such infrastructural needs may vary depending on the particular life science tenant. In addition, depending on the particular life science tenant, such laboratory space may be more susceptible to particular hazards and accidents, including fires, leaks, contaminations, chemical spills and physical injury. The liability and cost to the borrower arising out of the occurrence of any such event could be considerable. Further, if a tenant is unable to pay rent, or declines to extend a lease upon its expiration, and vacates the laboratory space, the borrower may be unable to re-let
the laboratory space to another life science industry tenant or may incur substantial expense to modify such laboratory space to meet the specific needs of different life science industry tenants before it may be re-let
by another tenant.
Risks Related to the Adviser and Its Affiliates
Potential Conflicts of Interest Risk
. The Adviser and its affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders. The Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Adviser an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first business day of the month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.
See
“
Potential Conflicts of Interest
.”
Limitations on Transactions with Affiliates Risk
. The 1940 Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by Blackstone, Blackstone Credit & Insurance or any of their respective affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. Although the Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest
with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, it may only do so in accordance with certain terms and conditions that limit the types of transactions the Fund may engage in.
Compensation Arrangements.
The Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We will pay to the Adviser an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first business day of the month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.
See
“
Potential Conflicts of Interest
.”
In addition, our Investment Advisory Agreement will entitle the Adviser to receive
Pre-Incentive
Fee Net Investment Income Returns regardless of any capital losses. In such case, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
In addition, any
Pre-Incentive
Fee Net Investment Income Returns may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.
Obligations to Other Clients.
The members of the senior management and investment team of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to Other Clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we will rely on the Adviser to manage our day-to-day
activities and to implement our investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, the Adviser, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of its affiliated equipment funds. The Adviser and its officers and employees will devote only as much of its or their time to our business as the Adviser and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.
We rely, in part, on the Adviser to assist with identifying investment opportunities and making investment recommendations to the Adviser. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate consistent with its fiduciary duties and the 1940 Act.
See
“
Potential Conflicts of Interest
.”
Management of Other Investment Entities.
The Adviser and individuals employed by the Adviser are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may participate in certain transactions originated by the Adviser or its affiliates under our exemptive relief from the SEC that allows us to engage in co-investment
transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions the Adviser may not have the opportunity to cause us to participate. Affiliates of the Adviser, whose primary business includes the origination of investments or investing in non-originated
assets, engage in investment advisory business with accounts that compete with us.
See
“
Potential Conflicts of Interest
.”
Purchase of the Fund
’
s Equity or Debt Securities by the Adviser or its
Affiliates
.
Affiliates of the Adviser have purchased, and in the future, expect to purchase our equity or debt securities. The Adviser and its affiliates will not acquire our equity securities with the intention to resell or re-distribute
such shares but may do so with respect to our debt securities. The purchase of such securities by the Adviser and its affiliates could create certain risks, including, but not limited to, the following:

•	the Adviser and its affiliates may have an interest in disposing of our securities at an earlier date so as to recover their investment in our securities;

•	substantial purchases of our securities by the Adviser and its affiliates may limit the Adviser’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf; and

•	potential conflicts of interest, including related to the exercise of voting, consent or similar rights under our equity or debt securities.
Dependence on Key Personnel Risk.
Our future success depends, to a significant extent, on the continued services of the officers and employees of the Adviser or its affiliates. The loss of services of one or more members of the Adviser’s management team, including members of the Adviser’s investment committee (the “Investment Committee”), could adversely affect our financial condition, business and results of operations. The Adviser does not have an employment agreement with any of these key personnel and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or the Adviser. Further, we do not intend to separately maintain key person life insurance on any of these individuals.
Dependence on Adviser.
Our success is dependent upon our relationship with, and the performance of, the Adviser in the acquisition and management of our portfolio investments, and our corporate operations, as well as the persons and firms the Adviser retains to provide services on our behalf. The Adviser may suffer or become distracted by adverse financial or operational problems in connection with Blackstone’s business and activities unrelated to us and over which we have no control. Should the Adviser fail to allocate sufficient resources to perform its responsibilities to us for any reason, we may be unable to achieve our investment objectives or to pay distributions to our shareholders.
Intermediary Manager’s Influence on the Offering of the Fund’s Common Shares.
The Adviser is paid a base management fee calculated as a percentage of our net assets and unrelated to net income or any other performance base or measure. The Intermediary Manager, an affiliate of the Adviser will be incentivized to raise more proceeds in our offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the base management fee payable to the Adviser. In addition, the Intermediary Manager may engage financial intermediaries. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products.
Trademark Risk.
We do not own the Blackstone name, but we are permitted to use it as part of our corporate name pursuant to the Investment Advisory Agreement. Use of the name by other parties or the termination of the Investment Advisory Agreement may harm our business.
Blackstone’s Public Company Status.
As a consequence of Blackstone’s status as a public company, our officers and trustees, and the employees of the Adviser may take into account certain considerations and other factors in connection with the management of the business and affairs of us and our affiliates that would not necessarily be taken into account if Blackstone were not a public company.
Risks Related to Debt Financing
Leverage Risk.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. When we use leverage to partially finance our investments through borrowing from banks and other lenders, shareholders will experience increased risks of investing in our Common Shares. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not borrowed. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not used leverage. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser. The Fund’s leverage strategy may not work as planned or achieve its goal.
We intend to use leverage to finance our investments. The amount of leverage that we employ will depend on the Adviser’s and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
Under the 1940 Act, the Fund may utilize leverage through borrowings in an amount up to a 1:2 debt to equity ratio, less all liabilities and indebtedness not represented by senior securities, immediately after such borrowings. The Fund may invest in other investment companies, joint ventures or other structures that are not consolidated on the Fund’s financial statements and therefore will not count toward this 1:2 ratio.
We expect to invest in other investment companies and BDCs, and such vehicles will use leverage which we will not count towards our leverage limit (provided that we do not wholly own any of these investment companies or BDCs or that we are not otherwise required to consolidate such entities). We may invest in operating entities, for example insurance-related companies and their related entities, but we will not treat the liabilities of such operating companies as leverage for purposes of calculating our leverage limit (provided that such liabilities (including borrowings) are not recourse to us and that the financial statements of the operating entity are not consolidated in our financial statements pursuant to the requirements of U.S. GAAP).
Although leverage has the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings and reverse repurchase agreements or similar arrangements in which the Fund may engage may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such transactions may provide that during the continuance of a default under such arrangement, the interests of the holders of Common Shares may be subordinated to the interests of the Fund’s lenders or debt holders.
Our credit facilities and unsecured notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to qualify for and maintain our tax treatment as a RIC under the Code. A failure to renew our facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition, results of operations, and/or liquidity.
Credit Facility Default Risk.
In the event we default under our credit facilities or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
Convertible Debt Securities.
We cannot assure you that the issuance of convertible debt securities would result in a higher yield or return to the holders of our Common Shares. The issuance of convertible debt would likely cause the NAV of our Common Shares to become more volatile. If the interest rate on the convertible debt securities were to approach the net rate of return on our investment portfolio, the benefit of such leverage to the holders of our Common Shares would be reduced. If the interest rate on the convertible debt securities were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of Common Shares than if we had not issued convertible debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our Common Shares. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our Common Shares than if we were not leveraged through the issuance of debt securities.
There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios, which may be required by convertible debt, or our current investment income might not be sufficient to meet the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the convertible debt. In addition, we would pay (and the holders of our Common Shares would bear) all costs and expenses relating to the issuance and ongoing maintenance debt securities, convertible debt, or any combination of these securities. Holders of convertible debt may have different interests than holders of Common Shares and may at times have disproportionate influence over our affairs.
Credit Facility Provisions.
A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by the Fund, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.
In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.
Interest Rate Risk.
Since we will use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.
Derivatives Risk
. Among other things, Rule
18f-4
under the 1940 Act, eliminates the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Rule
18f-4
also limits a fund’s derivatives exposure through a
value-at-risk
test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule
18f-4),
such as the Fund, however, would not be subject to the full requirements of Rule
18f-4.
Under Rule
18f-4,
a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule
18f-4
may limit our ability to use derivatives and/or enter into certain other financial contracts.
Federal Income Tax Risks
Failure to Maintain RIC Tax Treatment.
To qualify for and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. We may have difficulty complying with these requirements. In particular, if we have equity investments in portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes, we may not have control over, or receive accurate information about, the underlying income and assets of those portfolio companies or other vehicles that are taken into account in determining our compliance with the income source and quarterly asset diversification requirements. If we do not qualify for and maintain our RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
Recognizing Income Before or Without Receiving Cash.
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon
securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Furthermore, we intend to elect to amortize market discount and include such amounts in our taxable income on a current basis, instead of upon disposition of the applicable debt obligation.
Because any original issue discount, market discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.
Corporate-Level Income Tax.
We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income, if any, of these taxable subsidiaries may be subject to federal, state, and/or local tax. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).
Special Tax Issues.
The Fund may invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Legislative or Regulatory Tax Changes.
At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our Common Shares or the value or the resale potential of our investments.

Risks Related to an Investment in the Common Shares
Uncertainty of Tax Character of Any Distributions.
We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the Board of Trustees in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year
increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. In addition, if we enter into a credit facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.
Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a shareholder’s tax basis in the Common Shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such Common Shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from borrowings or sources other than net investment income in anticipation of future cash flow, which could constitute a return of shareholders’ capital and will lower such shareholders’ tax basis in our Common Shares, which may result in increased tax liability to shareholders when they sell such Common Shares.
Limited Liquidity.
Our Common Shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our Common Shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our Common Shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their Common Shares. Shareholders must be prepared to bear the economic risk of an investment in our Common Shares for an extended period of time.
Merger Risks.
The independent Trustees of our Board of Trustees may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the 1940 Act, such mergers will not require shareholder approval so you will not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund. These mergers may involve funds managed by affiliates of Blackstone Credit & Insurance. The independent Trustees may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.
Dilution Risks
. All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our Common Shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.
Holders of our Common Shares will not have preemptive rights to any shares we issue in the future. Our Declaration of Trust allows us to issue an unlimited number of Common Shares. After you purchase Common Shares in the offering, our Board of Trustees may elect, without shareholder approval, to: (i) sell additional Common Shares in this or future public offerings; (ii) issue Common Shares or interests in any of our subsidiaries in private offerings; (iii) issue Common Shares upon the exercise of the options we may grant to our independent directors or future employees; or (iv) subject to applicable law, issue Common Shares in payment of an outstanding obligation to pay fees for services rendered to us. To the extent we issue additional Common Shares after your purchase in the offering, your percentage ownership interest in us will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of our Common Shares or their interests in the underlying assets held by our subsidiaries.
Suitability of Investments.
The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our Common Shares may not be suitable for someone with lower risk tolerance.
Fluctuation of the Fund’s NAV.
The NAV and liquidity, if any, of the market for our Common Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include: significant volatility in the market price and trading volume of companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies; changes in regulatory policies or tax guidelines, particularly with respect to RICs; loss of RIC status; changes in earnings or variations in operating results; changes in the value of our portfolio of investments; changes in accounting guidelines governing valuation of our investments; any shortfall in revenue or net income or any increase in losses from levels expected by investors or shareholders; departure of either of the Adviser or certain of its respective key personnel; operating performance of companies comparable to us; general economic trends and other external factors; and loss of a major funding source.
Economic Events Adversely Affecting Cash Flow and The Fund’s Results of Operations and Financial Condition.
Events affecting economic conditions in the U.S. and/or elsewhere or globally, such as the general negative performance of the credit sector (including as a result of inflation or higher interest rates), actual or perceived instability in the U.S. banking system, or market volatility (including as a result of the ongoing hostilities between Russia and Ukraine and more recently, conflict and escalating tensions in the Middle East) could cause our shareholders to seek the repurchase of their shares pursuant to our share repurchase program at a time when such events are adversely affecting the performance of our assets. Even if we decide to satisfy all resulting repurchase requests, our cash flow and liquidity could be materially adversely affected and we may incur additional leverage. In addition, if we determine to sell assets to satisfy repurchase requests, we may not be able to realize the return on such assets that we may have been able to achieve had we sold at a more favorable time, and our results of operations and financial condition could be materially adversely affected.
In addition, shareholders have and may continue to seek, and certain financial intermediaries have and may continue to recommend to their clients that they seek, to repurchase some or all of the shares of our Common Shares that they hold. A significant volume of repurchase requests in a given period can cause requests to exceed the amount we offer to repurchase each quarter under our share repurchase program, resulting in less than the full amount of repurchase requests being satisfied in such period (including relative to our quarterly repurchase target amount).

USE OF PROCEEDS
We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund our quarterly repurchase offers. Generally, our policy will be to pay distributions and operating expenses from net investment income, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.
We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately 3 months after receipt of the proceeds, however, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

INVESTMENT OBJECTIVES, OPPORTUNITIES AND STRATEGIES
We were formed on July 26, 2024 as a Delaware statutory trust. We were organized to invest primarily by employing a flexible mandate and dynamically allocating our assets across a wide range of credit and income-oriented strategies with a focus on private investments.
We have registered as a
non-diversified,
closed-end
management investment company under the 1940 Act and are operated as an interval fund. We also intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a closed-end
management investment company and a RIC, we are required to comply with certain regulatory requirements.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to achieve our investment objectives by employing a flexible mandate and dynamically allocating our assets across a wide range of credit and income-oriented strategies with a focus on private investments. The Fund is expected to offer investors single access to a wide spectrum of Blackstone’s credit platform, which includes without limitation: (a) private corporate credit (including privately originated, first lien senior secured and unitranche loans, second lien loans, mezzanine debt, other forms of junior or subordinated debt, preferred equity, warrants and common equity related to a credit investment); (b) asset based and real estate credit (performing loans and related debt instruments supported by physical assets, infrastructure, commercial real estate, as well as consumer finance (such as loans or debt securities backed by credit card receivables or residential real estate loans), fund finance, commercial finance (such as equipment leasing), and related debt securities, such as CMBS and RMBS and SRTs); (c) structured credit (including insurance related investments (including insurance companies and related entities, that in turn primarily hold investment grade credit investments) and debt and equity investments in CLOs); and (d) liquid credit (including first and second lien broadly syndicated loans, secured and unsecured high yield debt bonds and investment grade bonds).
We may invest in additional types of credit investments in the future, including additional types of private fixed income securities and credit instruments and other investments with credit-like attributes.
Currently, we expect to focus on investments in the U.S., but we may also invest in a number of different countries. We have no minimum or maximum limit on the amount of our assets that may be invested in
non-U.S.
securities or investments.
We expect to gain exposure to our strategies either through direct investments or indirectly, including through (i) investing in affiliated registered investment companies or BDCs or (ii) operating entities, including insurance-related companies, that could be wholly-owned by us our jointly owned by us and third parties.
Under normal circumstances, we will invest directly or indirectly at least 80% of our assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit-oriented investments) and other investments that are expected to (i) make regular distributions, dividends or interest payments and (ii) generate returns primarily from income (including investments in insurance companies that meet these criteria), in each case, that are issued in private offerings or issued by private companies.
Although we expect to invest in investment grade debt instruments to some extent, we expect many of our debt investments will be unrated or carry a rating from a nationally recognized statistical rating organization below investment grade (rated lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard & Poor’s Ratings). Our investments in loans may include covenant-lite loans, which means the loans lack certain financial maintenance requirements.
See
“Risk Factors—“Covenant-lite” Obligations.
”
We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not

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expected to be material to our business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. There can be no assurance any hedging strategy we employ will be successful.
We expect that certain of our credit investments will be liquid (including certain asset based and real estate credit, structured credit and liquid credit investments) and may be used for the purposes of maintaining liquidity for our quarterly repurchase offers and cash management, while also presenting an opportunity for investment returns.
The Fund’s investment objectives are not fundamental and may be changed by the Board without shareholder approval and on prior notice to shareholders of the Fund.
See “Fundamental Policies — Fundamental Restrictions.”
Target Assets
Private Corporate Credit.
Through our private corporate credit strategy, we expect to directly or indirectly invest in privately originated and privately negotiated debt investments to North American, European and other
non-U.S.
companies, predominantly through (i) senior direct lending (first lien senior secured and unitranche loans (including first-out/last-out
loans)) and (ii) second lien loans, mezzanine debt, other forms of junior or subordinated debt, preferred equity and warrants and common equity related to a credit investment.
A privately originated loan is a loan that we source directly from a borrower or private equity sponsor and lend directly to the borrower. This is distinct from a syndicated loan, which is generally underwritten by a bank and then syndicated, or sold, in several pieces to a large group of other investors identified by the bank. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans, unlike originated loans, often have liquid markets and can be traded by investors.
The private corporate credit loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans and unitranche loans in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such cases, generally will carry a rating below investment grade (rated lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by S&P Global Ratings).
Our mezzanine debt exposure will generally be subordinated to senior secured loans on a payment basis, which means such loans will typically be unsecured and have equal priority to their unsecured creditors. In limited instances, we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, a higher rate of interest would be earned than the “first out” position.
Asset Based & Real Estate Credit.
Through our asset based and real estate credit strategy, we expect to directly or indirectly invest in privately originated debt investments collateralized by financial or physical assets, including infrastructure, commercial and residential real estate, as well as consumer finance (such as loans or debt securities backed by credit card receivables or residential real estate loans), fund finance, commercial finance (such as equipment leasing) and receivables. Investments will generally be structured as core loans (which are senior asset-backed loans or notes), whole loans (including interests in diversified pools of loans) or the first-loss tranche of a whole loan, or, in the case of real estate credit, senior, floating rate mortgage loans secured by various types of income-producing properties (including a first priority mortgage on commercial real estate assets). Real estate credit investments may be in the form of whole loans, participations in mortgage loans in which all participants have equal priority, or other similar structures. We may also make other investments in public and private real asset credit, including, but not limited to, loans, mezzanine and other forms of debt (including residential credit and debt of real estate-related or infrastructure-related companies) and other entities that invest in real estate or other asset backed debt as one of their core businesses. We may also invest in securities related to asset based and real estate credit, including CMBS, RMBS and SRTs. Our asset based and real estate credit strategy may also include liquid investments.
Structured Credit.
Our structured credit strategy will pursue a mandate of investing in and/or originating structured credit opportunities. The Fund will seek these opportunities through various underlying asset types, vintages, maturities and capital structure priorities. In particular, the Fund seeks to invest in debt and equity/residual securities of CLOs and insurance companies. We believe structured credit products can provide investors with exposure to diversified portfolios of higher-quality investment grade and non-investment
grade debt including loans, bonds, and other similar instruments at potentially higher yields than direct investments in the underlying assets. Our structured credit strategy may also include liquid investments.
CLOs are backed by a portfolio of senior secured loans. Our CLO investments, or the CLO investments of the vehicles in which we invest, may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including third-party-managed warehouse facilities that hold such loans in anticipation of expected CLO issuance) and vehicles that invest indirectly in CLO securities or leveraged loans.
Subject to the requirements of the 1940 Act, we may
wholly-own
or
jointly-own
insurance-related companies. These insurance-related portfolio entities may reinsure or otherwise acquire insurance related assets and liabilities, such as annuity contracts. We expect any such insurance-related portfolio entity to hold reserves for its insurance-related liabilities and that those reserves would generally be invested in credit instruments, primarily investment grade debt, subject to the applicable insurance regulatory requirements. These insurance-related portfolio entities are operating companies that would generally hold diversified portfolios of income-producing assets and are designed to provide potential return through those assets and net returns on assets held by sellers of insurance-related assets and liabilities in excess of reinsurance losses and the applicable costs of operating the insurance-related portfolio entity.
Reinsurance involves transferring risks, including obligations to make future policy or contract payments, from an insurance-related company (referred to as the ceding insurer) to the reinsurer. As insurance-related companies continue to manage risk diversification, regulatory capital requirements, liquidity management and optimization of platform investment strategies, reinsurance may allow ceding insurers to manage their capital more efficiently, by transferring risk, optimizing their balance sheets and ensuring regulatory compliance. Among other things, this enables ceding insurers to continue providing solutions to their customers while maintaining financial stability.
Liquid Credit.
Through our liquid credit strategy, we will seek to invest in liquid credit investments that present an opportunity for attractive investment returns, and certain of the investments may also be used for cash management and maintaining liquidity for our quarterly repurchase offers and other uses. Our strategy utilizes a flexible investment approach with a principal focus on current income and mitigation of risk to meet financing objectives. Investments may include first and second lien broadly syndicated loans, secured and unsecured high yield bonds and investment grade bonds.
Syndicated Loans generally benefit from liens on collateral, are rated below-investment grade and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the SOFR, plus a spread. High yield corporate bonds may be secured or unsecured, are similarly rated below-investment grade and typically pay a fixed coupon initially priced at underwrite as a spread over U.S. Treasury notes or bonds.
Syndicated Loans and high yield bonds are typically made to U.S. and, to a lesser extent,
non-U.S.
corporations, partnerships, limited liability companies and other business entities, which operate in various

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industries and geographical regions. Borrowers may obtain Syndicated Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, and complete leveraged buyouts and for general corporate purposes. Syndicated Loans rated below investment grade are sometimes referred to as “leveraged loans” or “bank loans.” High yield bonds are sometimes referred to as “junk bonds.” We may invest in Syndicated Loans or high yield bonds through assignments of or, to a lesser extent, participations in Syndicated Loans or high yield bonds. To a limited extent, we may utilize various types of derivative instruments, including total return swaps for the purpose of gaining exposure to Syndicated Loans or high yield bonds.
Other Investment Strategies.
From time to time, we may invest in other types of investments to the extent that these investments are consistent with our investment objective, strategies and policies, and permissible under the 1940 Act and other applicable regulations.
Portfolio Construction.
Our approach to portfolio construction will be based on both strategic asset allocation (SAA) and tactical asset allocation (TAA). Our SAA approach leverages the full breadth of Blackstone’s credit capabilities to access fundamentally attractive asset classes beyond traditional fixed income and is guided by long-term asset class risk-return expectations and overall portfolio objectives. Our TAA process reflects dynamic repositioning relative to the SAA baseline primarily based on three pillars: relative value, market technicals, and macroeconomic conditions. Together, we believe these allocation signals help us to identify relative value opportunities and capital market inefficiencies, allowing the Fund to tactically tilt portfolio allocations to generate attractive incremental returns.
The Fund benefits from access to BXCI’s origination and pipeline breadth across each underlying asset class. At the individual asset level, investment opportunities require approval of the Global Investment Committee or respective asset class-specific investment committees, prior to being considered for the Fund’s portfolio. Inclusion within the Fund’s portfolio will then be governed by factors including target allocation weights, risk / return profile and diversification benefits, among other portfolio objectives.
Warehouse Purchase Options
From time to time the Adviser and/or its affiliates may agree with one or more independent third parties (which may be accounts that are advised by BXCI but not considered “affiliated persons” under the 1940 Act) (each, a “Financing Provider”) that certain funds or accounts managed by the Adviser and/or its affiliates, including the Fund (together, the “Accounts”), shall have the option but not the obligation to purchase loans or other instruments in whole or in part (each, an “Option Asset”) from the Financing Provider at the Adviser’s sole discretion. With respect to each Option Asset, the Adviser and/or its affiliates may, from time to time, designate one or more Accounts (including the Fund) who shall, upon notification to the Financing Provider, purchase the instruments at the applicable purchase price. There shall be no obligation whatsoever for any Account, the Fund, the Adviser, or its affiliates to otherwise purchase any Option Asset.
Blackstone Investment
An affiliate of Blackstone expects to invest $25 million in the Fund’s Common Shares through one or more private placement transactions.
The Adviser and the Administrator
The Fund’s investment activities will be managed by Blackstone Private Credit Strategies LLC, an investment adviser registered with the SEC under the Advisers Act. Our Adviser will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. The Fund benefits from access to BXCI’s origination and pipeline breadth across each underlying sub-strategy. At the individual asset level, investment opportunities

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require approval of the Global Investment Committee or respective sub-strategy-specific investment committees, prior to being considered for the Fund’s portfolio. Inclusion within the Fund’s portfolio will then be governed by factors including target allocation weights, risk / return profile and diversification benefits, among other portfolio objectives.
The Adviser is an affiliate of Blackstone Credit & Insurance and is led by substantially the same investment personnel as Blackstone Credit. As such, our Adviser has access to the broader resources of Blackstone Credit & Insurance and Blackstone, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest. As such, the term “Blackstone Credit & Insurance” may be used when describing advisory services and resources.
Blackstone Private Credit Strategies LLC, as our Administrator, provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. From time to time, the Administrator may outsource certain administrative duties provided to the Fund to third parties, and the Administrator will pay the third parties accordingly. J.P. Morgan Chase N.A. serves as our Sub-Administrator.
Blackstone Credit & Insurance is the credit, asset based finance and insurance asset management business unit of Blackstone, which is the largest alternative asset manager in the world with leading investment businesses across asset classes. Blackstone’s platform provides competitive advantages including scale, expertise across industries and capital structures, and deep relationships with companies and financial sponsors.
Blackstone’s four business segments are real estate, private equity, credit and insurance, and multi-asset investing. BXCI is an expansive, fully integrated credit platform, that includes private and liquid credit, infrastructure and asset based credit and insurance businesses. Blackstone has total AUM of more than $1.1 trillion and BXCI had total AUM of $453 billion including real estate debt.
8
Blackstone Credit & Insurance, through its affiliates, employs 639 people headquartered in New York and in offices globally. Blackstone Credit & Insurance’s
377-person
investment team also includes a
96-person
CIO team, which consists of individuals focused on Underwriting & Execution, Capital Formation, Asset Allocation, Structuring, Asset Management, Portfolio Insights, and Portfolio Analytics.
Blackstone Credit & Insurance’s Senior Managing Directors have on average 24 years of industry experience. The Fund brings Blackstone Credit & Insurance’s credit-focused investment platform to the non-exchange
traded BDC industry.
Investment Opportunity and Strategy
We will seek to achieve our investment objectives by employing a flexible mandate and dynamically allocating our assets across a wide range of credit and income-oriented strategies with a focus on private investments.
Expansive Opportunity Set.
The fixed income landscape today has broadened and deepened from the “plain vanilla” offering of investment grade bonds and long-duration U.S. Treasuries that comprised the market 40 years ago. The current landscape encompasses broadly syndicated leveraged loans and high yield corporate bonds, CLOs, as well as investments across private and illiquid markets, including senior and junior

8	AUM is estimated and unaudited as of December 31, 2024. AUM is a combined figure inclusive of Blackstone Credit & Insurance and Real Estate Debt businesses.

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corporate direct lending, real estate, asset based, and infrastructure. The fixed income market continues to grow and evolve, which has expanded approximately 70% over the past decade to $35 trillion
9
, and we believe there is a secular shift underway, specifically related to private financing, which has increased from approximately $0.5 trillion to $2 trillion
10
, representing 7% of the overall market today versus 2% since 2012. The increasing number of private companies, evolving bank capital rules and other factors, including bank consolidation over the past several decades, has accelerated the shift towards private financing for companies and real economy assets as borrowers increasingly value the benefits private credit offers, including greater certainty, flexibility, efficiency and confidentiality. We believe the underserved nature of such a large segment, which we see as still in its early stages, creates tremendous growth and opportunity for investment. We believe investors will benefit from a strategy that captures the evolving and expansive opportunity set, with scaled and experienced managers, who have access to the broader credit spectrum, including but not limited to, private corporate credit, asset based and real estate credit, structured credit, and liquid credit.
Access to Wide Breadth of Blackstone’s Credit Platform
.
Blackstone has been investing in the credit markets since 2002 and today is one of the world’s largest alternative credit managers with approximately $453 billion in credit assets under management, with BXCI and real estate debt combined. The team of approximately 499 credit investment professionals, including those investing in real estate debt, constitutes one of the largest in the industry, with a deep reservoir of experience across market cycles, further enhanced by access to Blackstone’s global resources and perspectives.
We believe that Blackstone’s scale and expertise across credit asset classes—at all levels of the capital structure—advantageously positions us to generate attractive risk-adjusted returns across the credit landscape. We believe that there are and will continue to be significant investment opportunities in our target asset classes and that leveraging a wide multi-asset credit approach can allow investors to access what we believe are high quality assets and diversifying income across market cycles.
Flexible Asset Allocation.
We believe our flexible investment mandate and flexible approach to asset allocation will enable us to capitalize on attractive credit investments sourced across the Blackstone franchise. Within the varied strategies the Fund will target, BMACX will seek to apply Blackstone’s thematic approach to investing by focusing on attractive sectors and issuers that display strong secular tailwinds, resiliency to downturns and greater pricing power. We will seek to use this flexible investment approach to identify what we believe are compelling investment opportunities based on prevailing market conditions and to focus on current income, capital preservation and upside participation in an effort to generate attractive returns throughout various market environments.
The Fund is expected to offer investors single access to a wide spectrum of Blackstone’s credit platform, which includes without limitation:

•
Private Corporate Credit
: Privately originated, first lien senior secured and unitranche loans, second lien loans, mezzanine debt, other forms of junior or subordinated debt, preferred equity, warrants and common equity related to a credit investment;

•
Asset Based & Real Estate Credit
: Performing loans and related debt instruments supported by physical assets, infrastructure, commercial real estate, as well as consumer finance (such as loans or debt securities backed by credit card receivables or residential real estate loans), fund finance, commercial finance (such as equipment leasing), and related debt securities, including those that may be publicly traded, such as CMBS and RMBS, ABS and SRTs;

9	Source: Preqin, Morningstar, Goldman Sachs Global Investment Research. Represents global fixed income AUM as of December 31, 2024.
10	Source: Preqin as of June 30, 2024.

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•
Structured Credit
: Exposure to diversified portfolios, ranging across asset class and credit quality, of income-producing assets, including insurance-related investments (including equity investments in insurance-related companies and their related entities where the investment return is substantially driven by performance of investment grade credit) and debt and equity investments in CLOs; and

•	Liquid Credit : First and second lien broadly syndicated loans, secured and unsecured high yield bonds and investment grade bonds.
We may invest in additional types of credit investments in the future, including additional types of private fixed income securities and credit instruments and other investments with credit-like attributes.
Currently, we expect to focus on investments in the U.S., but we may also invest in a number of different countries. We have no minimum or maximum limit on the amount of our assets that may be invested in
non-U.S.
securities or investments.
We expect to gain exposure to our strategies either through direct investments or indirectly, including through (i) investing in affiliated registered investment companies or BDCs or (ii) operating entities, including insurance-related companies, that could be wholly-owned by us or jointly owned by us and third parties.
Under normal circumstances, we will invest directly or indirectly at least 80% of our assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit-oriented investments) and other investments that are expected to (i) make regular distributions, dividends or interest payments and (ii) generate returns primarily from income (including investments in insurance companies that meet these criteria), in each case, that are issued in private offerings or issued by private companies.
Although we expect to invest in investment grade debt instruments to some extent, we expect many of our debt investments will be unrated or carry a rating from a nationally recognized statistical rating organization below investment grade (rated lower than Baa3 by Moody’s Investors Service, Inc. or lower than
BBB-
by Standard & Poor’s Ratings). Our investments in loans may include covenant-lite loans, which means the loans lack certain financial maintenance requirements.
See
“
Risk Factors—
“
Covenant-lite
”
Obligations
.”
We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. There can be no assurance any hedging strategy we employ will be successful.
We expect that certain of our credit investments will be liquid (including certain asset based and real estate credit, structured credit and liquid credit investments) and may be used for the purposes of maintaining liquidity for our quarterly repurchase offers and cash management, while also presenting an opportunity for investment returns.
Blackstone Credit & Insurance Strengths
Blackstone Credit & Insurance is one of the largest private credit investment platforms globally and a key player in the direct lending space. Blackstone Credit & Insurance has experience scaling funds across its platform that invest in all parts of the capital structure. Blackstone Credit & Insurance focuses on transactions where it can differentiate itself from other providers of capital, targeting large transactions and those where Blackstone Credit & Insurance can bring its expertise and experience in negotiating and structuring. We believe that

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Blackstone Credit & Insurance has the scale and platform to effectively manage a North American private credit investment strategy, offering investors the following potential strengths:

•
Breadth of Experience and Origination Capabilities Across Credit Asset Classes.
The scale and depth of Blackstone’s credit platform allows for more resources to source, evaluate, and monitor investments. We have demonstrated market leadership in every credit asset class within the Fund’s investment mandate.

Private Corporate Credit
Since 2005, BXCI has been active in the private credit market and serves as a partner and counterparty of choice to private equity sponsors, corporate boards, management teams and financial intermediaries. The
102-person
dedicated private credit investment team covers more than 400 financial sponsors/advisors. BXCI has a scaled capital base through its $172 billion of private corporate credit AUM, as well as an established market position, including nearly $270 billion invested globally in private corporate credit for nearly 20 years. Specifically, within the North America Direct Lending Strategy, BXCI has invested nearly $127 billion
11
in privately originated transactions and has the world’s largest BDC.
12
We view BXCI as favorably positioned to continue to take advantage of the compelling market opportunity in private credit.
Asset Based & Real Estate Credit
BXCI’s IABC business, which started in 2015, is comprised of BXCI’s premier asset based finance, infrastructure credit and residential real estate lending activities with $90 billion of AUM and 70 investment professionals globally. The IABC team is focused on financing real assets of the economy, which Blackstone believes has a total addressable market of greater than $12 trillion.
Additionally, over the last 33 years, Blackstone has built one of the largest real assets platforms. Blackstone established a global real estate debt business, with the largest real estate credit fund, with $77 billion of AUM and 122 investment professionals, and originated and/or acquired more than $107 billion of loans.
Structured Credit
Blackstone’s structured credit strategy focuses on a range of assets including debt and equity/residual debt tranches of CLOs and insurance-related investments. Blackstone is the largest global CLO manager in the world. CLOs have been a core part of our business since inception in 1998. In 2022, we became the first CLO manager to have priced at least 100 U.S. CLOs. BXCI also has an established CLO investing team that has been investing in CLO securities since 2005.

11
As of December 31, 2024. The North America Direct Lending track record includes the Sub-Advised Investments. With respect to certain transactions, the North America Direct Lending track record includes free equity and/or warrants that accompanied the debt financings, as well as any loans or securities into which the applicable first lien and unitranche debt may have been restructured subsequent to BXCI’s initial investment. The North America Direct Lending track record excludes (i) broadly syndicated, mezzanine, second lien and equity (other than the aforementioned free equity and/or warrants or securities issued upon restructuring) transactions, among others and (ii) transactions where BXCI’s invested capital (net of transactions fees) was under $25 million.

12	Largest BDC based on publicly reported net asset value of both traded and non-traded BDCs as of September 30, 2024.

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BXCI has deep insurance expertise with approximately 86 dedicated insurance professionals.
13
This team is equipped to help us structure investments in insurance companies and source reinsurance arrangements. These could include insurance-related portfolio entities.
Liquid Credit
With 90 dedicated liquid credit investment professionals at Blackstone, we are the largest global loan manager, largest primary market recipient of new issue bank loan allocations, and largest secondary market trader of U.S. bank loans.
14
We also subadvise the largest actively managed bank loan ETF
15
and utilize a proprietary credit default probability model in our high yield and investment grade bond strategies, both of which, in our view, provide us with insights into market technicals. We believe that the broad network of BXCI can provide a significant pipeline of investment opportunities for us. BXCI has a strong trading presence and actively monitors thousands of companies across the public and private markets through its $114 billion Liquid Credit Strategies platform, and as a result has deep insight across sectors and industries.

•
Disciplined Investment Process and Active Portfolio Management.
 BXCI employs a rigorous investment process and defensive investment approach to evaluate potential opportunities with a focus on long-term credit performance and principal protection. We believe BXCI has generated attractive risk-adjusted returns in its investing activities throughout many economic and credit cycles by (i) maintaining its investment discipline; (ii) performing intensive credit work; (iii) carefully structuring transactions; and (iv) actively managing its portfolios. BXCI’s investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies, which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. Additionally, BXCI’s senior investment professionals have dedicated their careers to the leveraged finance and private equity sectors, and we believe that their experience in due diligence, credit analysis and ongoing management of investments is invaluable to the success across our credit strategies.

•
Deep Investment Insights.
Blackstone has invested substantial resources in integrating insights across its investment platform and ensuring that its data mining and information flow are best in class, and Blackstone’s senior leadership has fostered a collaborative environment and made teamwork a priority across the firm’s investing activities, subject to information walls. Blackstone covers more than 4,800 issuers across its portfolios globally, and together with BXCI’s
96-person
CIO team (comprised of investment management and portfolio operations professionals), we believe this provides invaluable insight and access to a broad and diverse set of investment opportunities. Additionally, we can leverage resources such as Blackstone’s 50+ data scientists and 20 MDs/PhDs and strategies such as real estate, infrastructure and life sciences. Our information advantage, which is driven by our scale, well-positions Blackstone to spot trends early and make more informed investment decisions, which we believe provides us a competitive advantage in both the public and private credit markets.

13
As of December 31, 2024. Includes insurance-dedicated investment professionals, client solutions professionals, and operating professionals. Also includes members of the Asset Allocation team based in BXCI Chief Investment Office who are primarily focused on designing and managing portfolios for insurance clients.

14	Source: S&P Global, evidenced by the largest trader of US secondary and overall loans (based on master tickets) as of June 30, 2024.
15	Source: Morningstar, as of September 30, 2024.

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•
Strategies for Varying Market Environments with
One-stop
Access to a Variety of Credit Strategies
.
 BXCI believes its approach to flexibly invest across asset classes will enable the Fund to capitalize attractive credit investments sourced across the Blackstone franchise. BXCI’s thematic approach to investing focuses on what we believe to be attractive sectors and issuers that display strong secular tailwinds, resiliency to downturns, and greater pricing power. In our view, the combination of top-down
and
bottom-up
portfolio construction, along with diversified exposure to credit markets, may potentially result in excess returns with lower volatility and higher credit quality than comparable fixed income indices.

Blackstone is a leader in delivering innovations and solutions to investors with 13+ years of experience through our private wealth platform. The Fund provides investors single access to the broad spectrum of Blackstone’s credit platform, including access to the growing opportunity set in private credit.

•
Value-Added Capital Provider and Partner Leveraging the BXCI Value Creation Program
.
 BXCI has established a reputation for providing creative, value-added solutions to address a company’s financing requirements, and we believe our ability to solve a need for a company may lead to attractive investment opportunities. In addition, BXCI has access to the significant resources of the Blackstone platform, including the Value Creation Program, a global platform that intends to help BXCI investments create meaningful value by leveraging the scale, network and expertise within the Blackstone platform. Specifically, the Value Creation Program focuses on three areas of improvement: (i) reducing costs by leveraging the scale and purchasing power of Blackstone through the GPO, preferred partnerships and the Blackstone Sourcing Center; (ii) helping to create potential revenue-generating opportunities across Blackstone’s portfolio by facilitating introductions to other Blackstone portfolio companies; and (iii) subject to information walls, providing valuable access to industry and functional experts within the Blackstone organization (including the Blackstone Portfolio Operations team which consists of over 100 internal resources) who are focused on areas such as cybersecurity, sustainability, data science, healthcare, human resources and information technology, among others, and the network among portfolio companies.

The Board of Trustees
Overall responsibility for the Fund’s oversight rests with the Board of Trustees. We have entered into the Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day
basis. The Board of Trustees is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Adviser will keep the Board of Trustees well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board of Trustees with additional information as the Board of Trustees may, from time to time, request. The Board of Trustees is currently composed of five members, four of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.
Investment Selection
When identifying prospective investment opportunities, the Adviser currently intends to rely on fundamental credit analysis in order to minimize the loss of the Fund’s capital. The Adviser expects to invest in opportunities generally reflecting one or multiple of the following attributes, which it believes will help achieve our investment objectives:
Companies in Leading, Defensible Market Positions.
The Adviser intends to invest in, among others,
sub-strategies
that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic

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8

environments. The Adviser will seek companies that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.
Experienced, Well-Capitalized Managers.
Often the Adviser seeks to participate in transactions involving what the Adviser views as high-quality private equity firm sponsors, properties, asset originators, and CLO managers. The Adviser believes that a manager’s willingness to invest significant sums of equity capital into an asset is an implicit endorsement of the quality of the investment, and will consider a manager’s or originator’s track record of investing when evaluating a lending or co-investment
opportunity. Further, managers with significant investments at risk generally have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise, which could provide additional protections for our investments.
Broad Exposure.
The Adviser seeks to invest broadly among asset classes, industries and issuers, thereby potentially reducing the risk of a downturn in any one asset class, sub-strategy, company or industry having a disproportionate impact on the value of the Fund’s portfolio.
High-Quality Underlying Collateral.
The Adviser intends to structure investments that are backed by assets with what we believe have attractive features and which are distinguished by what the Adviser believes to be its differentiated sourcing and diligence advantages. These may include, but are not limited to, consumer or corporate loans supported by physical assets or infrastructure, real estate in attractive locations benefitting from secular growth, and diversified portfolios or funds requiring specialized financing that is less available from conventional lenders.
Investment Process Overview
Our investment activities are managed by our Adviser. The Adviser is responsible for identifying, sourcing and originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our transaction process can be summarized across three stages highlighted below. The Fund benefits from access to BXCI’s origination and pipeline breadth across each underlying sub-strategy. At the individual asset level, investment opportunities require approval of the Global Investment Committee or respective sub-strategy-specific investment committees, prior to being considered for the Fund’s portfolio. Inclusion within the Fund’s portfolio will then be governed by factors including target allocation weights, risk / return profile and diversification benefits, among other portfolio objectives.

1.	Sourcing and Origination

2.	Evaluation and Due Diligence

3.	Portfolio Monitoring
Sourcing and Origination
Blackstone manages approximately $453 billion of directly originated private and liquid credit assets, including real estate debt, across more than 4,800 issuers which we believe offers us deep insight across all sectors and industries in our market. The team of approximately 499 credit investment professionals, including real estate debt, is responsible for establishing regular dialogue with, and coverage of, the financial advisory, corporate issuer, financial sponsor, banking, legal and restructuring communities. The team also has regular contact with Wall Street firms, business brokers, industry executives and others who help identify investment opportunities. Blackstone Credit & Insurance seeks to be a value-added partner to its counterparties in connection with their capital needs, and believes that these relationships have driven, and will continue to drive, substantial proprietary deal flow and insight into investment opportunities.

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In directly originated private credit, the global presence of Blackstone Credit & Insurance and our long history providing direct corporate financings allows us to generate a substantial pipeline of directly originated transactions with what we believe to be attractive investment characteristics. Blackstone Credit & Insurance’s team has 400 sponsor and advisor relationships with a primary focus on what we believe are the largest, highest quality, and most-well capitalized sponsors and advisors, leading to substantial repeat business and making Blackstone Credit & Insurance a partner of choice to these sponsors. In addition to the depth and breadth of Blackstone Credit & Insurance’s relationships, sponsor and advisor partners also seek to transact with Blackstone Credit & Insurance due to its value-add
through the Value Creation Program. We believe that by helping companies with operational support and seeking to enhance revenues and cost savings, the Value Creation Program further contributes to our origination efforts by positively impacting sponsor’s portfolio companies leaving them positively inclined to work with us in the future. With respect to club deals and certain asset backed deals, Blackstone Credit & Insurance has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. BXCI has also built a network of relationships with commercial and investment banks, finance companies and other investment funds. In these sourcing channels BXCI also leverages the scale and breadth of Blackstone more broadly tapping into our firmwide relationship management efforts. As one of the largest and recurring alternative investors, we believe financial intermediaries know they can rely on us through cycle as a potential source for their customers financing needs. These more conventional intermediary relationships have also been at the core of our sourcing for our direct lending and asset based and infrastructure businesses as well as our liquid credit business.
In liquid credit, Blackstone Credit & Insurance has a significant trading presence and actively monitors thousands of companies. In our view, our capital markets advantage primarily results from the depth and focus of our capital markets and trading team and our ability to secure new issue allocations. Senior members of our capital markets and trading team have more than 15 years of leveraged finance experience on average and longstanding relationships with sell-side banks, which can provide Blackstone with the opportunity to see transactions coming to the syndicated market ahead of other investors. Given our scale and ability to commit to large orders, we believe that we often receive early looks and, at times, there can be an opportunity to enhance returns through committing to opportunities in the new issue market. We believe our ability to secure large allocations on attractive deals that pass our rigorous credit screening process gives us an advantage over our competitors. All of our liquid and structured credit strategies, including high yield, leveraged loans, and CLO securities, can benefit from our significant presence in the leveraged finance market.
Blackstone Credit & Insurance also aims to leverage the broader Blackstone network to generate additional deal flow. Blackstone’s Private Equity platform has been built over the past 35 years and invests globally across industries in both established and growth-oriented structures. Blackstone’s Real Estate group is among the largest owners of commercial real estate in the world. Blackstone’s General Partnership Stakes group, seeks to serve as a strategic partner to talented managers at all stages of their life cycles and help them build enduring franchises. Through such other business units of Blackstone, Blackstone Credit & Insurance aims to increase its connectivity with the broader financial community and deepen sponsor relationships. We believe that Blackstone Credit & Insurance’s strong reputation and longstanding relationships with its broad network helps drive substantial proprietary deal flow and provides a significant pipeline of investment opportunities for us.
Evaluation and Due Diligence
The hallmark of Blackstone Credit & Insurance’s approach to investing will continue to be defined by a rigorous due diligence process focused on mitigation of risk and capital preservation. This process includes a thorough review of the industry, competitive landscape, strength of management, origination or operating team, returns on capital, and consultation with outside advisors and industry experts, and benefits from Blackstone’s global platform, offering broad access and insight. The initial assessment is then followed by extensive credit analysis, including asset valuation work; financial modeling and scenario analysis; cash flow and liquidity analyses; and legal, tax and accounting review. Blackstone Credit & Insurance’s diligence process will also include a detailed review of key qualitative factors, including the strength of management, quality / strategic value of underlying assets, and potential operational risks.
The Global Investment Committee utilizes a consensus-driven approach and includes long-tenured professionals that have been with Blackstone on average of approximately 11 years and have approximately 24 years of industry experience: Gilles Dellaert, Michael Zawadzki, Brad Marshall, Robert Horn, William Skinner, Robert Petrini, Michael Carruthers, Daniel Oneglia, Louis Salvatore, David Watters, Dan Leiter, Phil Sherrill and Tyler Dickson. For transactions above certain size parameters, others who participate in the Global Investment Committee process include members of Blackstone senior leadership, Jonathan Gray, Michael Chae, Vikrant Sawhney, and Kenneth Caplan, as well as others on the investment team responsible for conducting due diligence, and other senior members of Blackstone Credit & Insurance and broader. The Global Investment Committee may delegate certain investment decisions authority to others, including asset class specific investment committees or to individuals (e.g., the CIO or a Portfolio Manager). The Global Investment Committee may elect to do this for investments with a lower risk profile such as those below a specified expected funding amount.
The Investment Committee review process is multi-step and iterative and occurs in parallel with the diligence and structuring of investments. The initial investment screening process involves an Investment Committee
“Heads-Up”
review presentation by the senior managing director leading a given transaction and members of the investment team. The
Heads-Up
review involves the production of a short memorandum with a focus on the following diligence items: an early diligence review of the underlying business fundamentals; expected return potential; expected investment size; assessment of key risks; and an appropriate initial diligence plan. At this point in the decision-making process, the Investment Committee will decide whether or not the investment team should proceed with deeper diligence on the investment opportunity.
Once
in-depth
diligence has commenced, the investment team compiles its findings, credit risks and mitigants, and preliminary transaction recommendation into a memorandum that is presented to a select group of senior managing directors in a weekly forum referred to as “Office Hours.” Office Hours provides a subset of the Investment Committee the opportunity to review the investment team’s detailed diligence findings in advance of presenting to the full Investment Committee, and to pose questions and recommendations to the investment team regarding its credit evaluation.
The ultimate results and findings of the investment analysis, including any follow up diligence items identified at Office Hours, are compiled in comprehensive investment memoranda that are used as the basis to support the investment thesis and are utilized by the Investment Committee (or delegate, if applicable) for final investment review and approval.
Portfolio Monitoring
Active management of our investments is performed by the team responsible for making the initial investment as well as by members of the Office of the CIO which consists of 96 professionals. Blackstone Credit & Insurance believes that actively managing an investment allows it to identify problems early and work with companies to develop constructive solutions when necessary. Blackstone Credit & Insurance will monitor our portfolio with a focus toward anticipating negative credit events. In seeking to maintain portfolio company performance and help to ensure a successful exit, Blackstone Credit & Insurance will work closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisors and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the borrower’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

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Typically, Blackstone Credit & Insurance will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a monthly or quarterly basis from portfolio companies. Blackstone Credit & Insurance will use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing rigorous assessment of the company’s operating performance and prospects.
While the initial investment team remains primarily responsible for the collection, analysis, and dissemination of financial information received from underlying investment companies, portfolio managers and members of the Office of the CIO also review portfolio reporting on a daily, weekly, and monthly basis to identify early signs of outperformance or underperformance. Blackstone Credit & Insurance maintains several formal forums to review and monitor the portfolio. Quarterly portfolio reviews are conducted to identify broad trends across the portfolio and assess recent performance. Blackstone Credit & Insurance conducts industry-specific reviews across both our private and liquids businesses to provide in-depth
insights into particular sectors, bringing together comprehensive insights across our platform. In addition, weekly portfolio review committees and monthly Watch List Committee meetings are used for in-depth
reviews of credits, as further described below.
In instances of weaker than expected performance, members of the Office of the CIO, including over 20 professionals dedicated to portfolio and asset management, may work closely with deal teams to review and diligence the source of underperformance, re-underwrite
the business, and develop a comprehensive strategy for
go-forward
management of the position. Blackstone Credit & Insurance’s Asset Management Group, housed within the Office of the CIO, comprises a team of functionally-oriented professionals focused on three verticals: Financial Solutions, Operational Asset Management, and Legal / Restructuring. Financial Solutions provides detailed financial analysis, re-underwriting
capabilities, and support for underlying investment companies such as cash flow estimates or other financial management tools, as needed. Operational Asset Management assesses portfolio company processes, management, and operational capabilities to support and drive operational improvements. Operational Asset Management also is responsible for our Value Creation Program, which leverages the scale of the broader Blackstone platform in order to improve operations and profitability at Blackstone Credit & Insurance portfolio companies. Legal and restructuring professionals focus on restructuring and liability management, and serve as a single point of contact for all activity in this domain to optimize outcomes across the BXCI platform. The team leverages relationships in the legal and financial restructuring advisor community to keep the Firm informed of developments that may impact restructuring processes and transaction structures. The team has both legal and operational experience and provides another way to reassure we are prepared for various situations when monitoring our portfolio.
Allocation of Investment Opportunities and Potential Conflicts of Interest
General
Blackstone Credit & Insurance, including the Adviser, provides investment management services to Other Blackstone Credit & Insurance Clients. In addition, Blackstone provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Blackstone may establish (together with the Other Blackstone Credit & Insurance Clients, the “Other Clients”).
Blackstone Credit & Insurance will share investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act, and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.
In addition, as a
closed-end
fund regulated under the 1940 Act, the Fund (and any other registered funds or BDCs established by BXCI or Blackstone in which we invest) is subject to certain limitations relating to

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co-investments
and joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability (and the ability of any other registered funds or BDCs established by BXCI or Blackstone in which we invest) to make investments or enter into other transactions alongside other clients.
Co-Investment
Relief
We will
co-invest
with certain affiliates of the Adviser. The Adviser has received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, our Board of Trustees may establish Board Criteria clearly defining co-investment
opportunities in which we will have the opportunity to participate with one or more public or private BXCI funds that target similar assets. If an investment falls within the Board Criteria and is otherwise consistent within our then-current investment objectives and strategies, BXCI must present the investment opportunity to the Adviser to consider the investment opportunity for participation by the Fund. The Fund may determine to participate or not to participate, depending on whether BXCI determines that the investment is appropriate for us (e.g., based on investment strategy, portfolio construction or other considerations). The co-investment
would generally be allocated to us and the other BXCI funds that target similar assets pro rata based on available capital for the particular investment. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.
Competition
We compete for investments with other investment funds (including private credit funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may intensify. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to the regulatory restrictions that the 1940 Act imposes on us as a closed-end
fund.
Non-Exchange
Traded, Perpetual-Life
Closed-End
Fund
The Fund is
non-exchange
traded, meaning its Common Shares are not listed for trading on a stock exchange or other securities market and a perpetual-life closed-end
fund, meaning it is an investment vehicle of indefinite duration, whose Common Shares are offered on a continuous basis at a price generally equal to the closed-end
fund’s daily NAV per share. The Fund has elected to operate as an “interval fund.” In our perpetual-life structure, we will make quarterly repurchase offers, but only a limited number of Common Shares will be eligible for repurchase. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual
funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

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FUNDAMENTAL POLICIES
The Fund’s fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this registration statement, “majority of the outstanding voting securities of the Fund” means the lesser of: (i) of 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Board without shareholder approval and on prior notice to shareholders of the Fund. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.
Real Estate Fundamental Policy
The Fund has adopted a fundamental policy permitting it to invest directly or indirectly in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).
Fundamental Restrictions
The Fund may not:

1)
Borrow money, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2)
Issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3)
Underwrite securities of other issuers, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4)
Invest more than 25% of the value of its total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

5)
Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6)
Make loans except (a) through the purchase of debt securities or other debt instruments, the purchase of syndicated loans or an interest in syndicated loans or the origination of loans in accordance with its investment objective and policies or (b) to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings that are indebtedness. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to

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be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule
18f-4.
Borrowing money to increase portfolio holdings is known as “leveraging.”
With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability.
With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The Fund does not consider pooled investment vehicles to be an industry or group of industries, and will consider them to be issuers in a particular industry or group of industries to the extent a pooled vehicle’s investment strategy is explicitly focused on a specific industry or group of industries. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.
With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.
With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from engaging in securities lending of more than one-third
of their total assets, except through the purchase of debt obligations or the use of repurchase agreements (a repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans). The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to

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interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund:

a)
On a quarterly basis, the Fund will make an offer to repurchase a designated percentage of the outstanding Common Shares from shareholders (a “Repurchase Offer”), pursuant to Rule
23c-3
under the 1940 Act.

b)
The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). Each Repurchase Request Deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the Repurchase Offer.

c)
Each Repurchase Pricing Date (as defined in Rule 23c-3) will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

Non-Fundamental
Restrictions
The Fund’s investment objective and investment strategies are not fundamental and may be changed by the Board without shareholder approval. The Fund will provide shareholders with at least 60 days’ notice prior to changing the policy to invest, under normal circumstances, 80% of its assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit-oriented investments) and other investments that are expected to (i) make regular distributions, dividends or interest payments and (ii) generate returns primarily from income (including investments in insurance companies that meet these criteria), in each case, that are issued in private offerings or issued by private companies.

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MANAGEMENT OF THE FUND
Management
Our business and affairs are managed under the direction of the Board of Trustees. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, oversight of our financing arrangements and corporate governance activities. Each Trustee shall serve until the earlier of his or her death, removal or resignation or until his or her successor is duly elected and qualified. Our Board of Trustees consists of five members, four of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by the Board of Trustees. These individuals are referred to as independent Trustees. Our Board of Trustees elects the Fund’s executive officers, who serve at the discretion of the Board of Trustees. In addition to the information provided below, each Trustee possesses the following attributes, which the Board of Trustees believes has prepared them to be effective Trustees: Ms. von Zuben, experience as an executive, investment professional and Blackstone business leader; Ms. Collins, experience as an executive and service as a board member of another registered management investment company; Ms. Fuller, experience as an executive and service as a board member of other registered management investment companies; Mr. Clark, experience as an investment professional; and Ms. Pascucci, experience as an investment professional.
Trustees
Information regarding the Board of Trustees is as follows:

Name	Year of Birth	Position with BMACX	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee (1)
Interested Trustee:
Heather von Zuben	1977	Chair, Trustee, Chief Executive Officer	Inception	Senior Managing Director, Blackstone Inc. (September 2022 – Present); Partner, Goldman Sachs (April 2007 – April 2022)	None	1
Independent Trustees:
Tracy Collins	1963	Trustee	Inception	None	None	4

Vicki Fuller	1957	Trustee	Inception	None	Director, The Williams Companies (2018-2021); Director, Fidelity Equity and High Income Funds (2018 –present); Treliant, LLC (international multi-industry consulting firm) (2019-present); Director, Gusto (2021-2023); Director, Ariel Alternatives LLC (2021 – Present)	3

James Clark	1961	Trustee	Inception	Partner, Sound Shore Management Inc. (June 2024 – Present)	None	3

Hope Pascucci	1967	Trustee	Inception	President and Principal, Rose Group Capital Mgmt. LLC (December 2006 – Present)	Board Member, Needham Bank (2023 – Present); Standard and Poors Financial Services, LLC (2020-2025)	1

(1)
The “Fund Complex” consists of the Fund, Blackstone Private Credit Fund (“BCRED”), Blackstone Secured Lending (“BXSL”), the Blackstone Credit
Closed-End
Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund 2027 Term Fund) and Blackstone Alternative Multi-Strategy Fund.

Executive Officers Who are Not Trustees
Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Officer Since
Dan Oneglia	1977	Chief Investment Officer	Inception
Jonathan Bock	1982	Co-President	Inception
Carlos Whitaker	1976	Co-President	Inception
Kevin Kresge	1983	Chief Financial Officer	Inception
Kate Rubenstein	1978	Chief Operating Officer	Inception
Gregory Roppa	1979	Chief Accounting Officer	Inception
Kevin Michel	1986	Chief Legal Officer	Inception
William Renahan	1969	Chief Compliance Officer	Inception
Lucie Enns	1990	Chief Securities Counsel	Inception
The address for each executive officer and Trustee is c/o Blackstone Private Multi-Asset Credit and Income Fund, 345 Park Avenue, 31st Floor, New York, NY 10154.
Biographical Information
The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—interested Trustees and independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.
Interested Trustees
Heather von Zuben,
Senior Managing Director, CEO of BMACX, Global Head of Perpetual Fund Solutions of BXCI.
Ms. von Zuben is a Senior Managing Director, and the Global Head of Perpetual Fund Solutions for BXCI based in New York. Ms. von Zuben joined Blackstone in 2022 after 15 years at Goldman Sachs, where she held a range of leadership roles in business development across alternative investment solutions, most recently as the Global Head of Wealth Management Alternatives. Prior to that, she led private equity business development efforts for both private wealth and institutional clients as the Global Head of Private Equity Client Engagement and Product Strategy. She started her career as a legal associate at Davis Polk & Wardwell. Ms. von Zuben received a BS from Georgetown University and a JD from Columbia Law School.
Independent Trustees
Tracy Collins
.
Ms. Collins is an independent finance professional and from 2013 to 2017, served as CEO to SmartFinance LLC, a Fintech startup purchased by MidFirst Bank in December of 2017. During her career in financial services, Ms. Collins worked as a Senior Managing Director (Partner) and Head of Asset-Backed Securities Research at Bear Stearns & Co., Inc. for six years and prior to that, as a Managing Director (Partner) and Head of Asset-Backed Securities and Structured Products at Credit Suisse (formerly known as Credit Suisse First Boston) for nine years. During her tenure as a structured product specialist, Ms. Collins was consistently recognized as a “First Team All American Research Analyst.” Ms. Collins served as an independent director for KKR Financial from August 2006 to May 2014. She graduated from the University of Texas at Austin in the Plan II Honors Program. Ms. Collins is also a Trustee of BXSL and BCRED.
James F. Clark.
Mr. Clark serves as a Partner and generalist on the investment team of Sound Shore Management, Inc. (“Sound Shore”), which he joined in 2004. Mr. Clark is responsible for the firm’s investments in energy, industrials, materials, and utilities. His tenure also includes heading Sound Shore’s Governance Committee and having served on its Investment and Operating Committees. Previously, Mr. Clark worked at Credit Suisse First Boston (“CSFB”) from 1984 to 2004, most recently as a Managing Director from 1996 to

2004. At CSFB, Mr. Clark served as Head of US Equity Research, from 2000 to 2004, and as the firm’s International and Domestic Oil Analyst, from 1989 to 2000. Mr. Clark has an M.B.A. from Harvard University and a B.A. from Williams College, cum laude and with highest honors. Mr. Clark also served as a winter adjunct faculty member at Williams College, from 2020 to 2024. Mr. Clark is also a Trustee of BXSL and BCRED.
Vicki Fuller
.
Ms. Fuller has served on the board of directors, board of trustees, and key committees for eight for-profit companies. From 2012 to 2018, Ms. Fuller served as the Chief Investment Officer at New York State Common Retirement Fund (“NYS Common”). Prior to NYS Common, Ms. Fuller had a 27-year career at AllianceBernstein in New York City, a global investment manager, where her final position was Managing Director of the institutional team accountable for business development and client services to the large public pension plan market. Earlier in her career, Ms. Fuller also served roles at Standard and Poor’s and Morgan Stanley. Ms. Fuller received her MBA from the University of Chicago and her BSBA from Roosevelt University. Ms. Fuller is also a Trustee of BXSL and BCRED.
Hope Pascucci
. Ms. Pascucci serves as a board member of Needham Bank, and is the president and principal of Rose Grove Capital Management, LLC which manages fixed income credit hedge funds focused on the preferred stock and hybrid capital markets. Ms. Pascucci previously served as Co-head of Global Capital Markets for Deutsche Bank in London and oversaw Global Debt Capital Markets, European and Asian Equity Capital Markets and High Yield/Leveraged Loans. Ms. Pascucci also managed the risk for the global primary investment grade, emerging market and structured note syndicate desks. At Merrill Lynch, where Ms. Pascucci began her career, she traded preferred stock, corporate bonds, and subsequently worked on the New York syndicate desk. She also worked at Merrill Lynch’s London office to help develop Merrill Lynch’s European credit business in anticipation of the introduction of the Euro common currency. In 2020 Ms. Pascucci completed a five-year term as a Board Member of Standard & Poor’s Financial Services LLC. Ms. Pascucci has a Bachelor of Arts from Amherst College and completed 12 years as a Trustee in the Investment, Audit and Buildings and Grounds Committees of the College.
Executive Officers Who Are Not Trustees
Dan Oneglia,
Senior Managing Director, CIO of BMACX, Global CIO of Liquid Credit Strategies.
Mr. Oneglia is a Senior Managing Director and the Global CIO of Liquid Credit Strategies. He also leads liquid asset allocation for BXCI based in New York. Before joining Blackstone, in 2019, he spent 20 years at Goldman Sachs where he was a partner and led the Americas Multi-Strategy Investment (MSI) team within the Special Situations Group (SSG). Mr. Oneglia graduated from Princeton University with a B.A. in History and a Certificate in Latin American Studies. Mr. Oneglia serves as the Chair of the Board of Trustees for The New York Foundling.
Jonathan Bock,
Senior Managing Director, Co-President of BMACX, Co-CEO of BCRED and BXSL, Global Head of Market Research for BXCI.
Mr. Bock is a Senior Managing Director and the Co-CEO of BCRED and BXSL, and Global Head of Market Research for BXCI based in New York. Prior to joining Blackstone, Mr. Bock was the Chief Executive Officer of Barings Business Development Companies. In addition to this role, he served as the Co-Chief Executive Officer and President of Barings Private Credit Corporation, and Chief Financial Officer of Barings Capital Investment Corporation, Barings Corporate Investors, and Barings Participation Investors. Prior to joining Barings in 2018, Mr. Bock was a Managing Director and Senior Equity Analyst at Wells Fargo Securities specializing in BDCs. He was the chief author of a leading BDC quarterly research publication: the BDC Scorecard. He is also published in the Journal of Alternative Investments. Prior to Wells Fargo, Mr. Bock followed the BDC industry at Stifel Nicolaus & Company and A.G. Edwards Inc. Prior to entering sell-side research in 2006, Mr. Bock was an equity portfolio manager/analyst at Busey Wealth Management in Champaign, Illinois. Mr. Bock holds a BS in Finance from the University of Illinois College of Business and is a member of the CFA Institute.
Carlos Whitaker,
Senior Managing Director, Co-President of BMACX, President of BCRED and BXSL.
Mr. Whitaker is a Senior Managing Director and the President of BCRED and BXSL in BXCI based in

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New York. Before joining Blackstone in 2021, Mr. Whitaker was at Credit Suisse, where he was a Managing Director and held senior executive roles in the Global Markets division, including Head of New York Advisory Sales and Co-Head of Europe, Middle East, & Africa Advisory Sales. Mr. Whitaker received a Bachelor of Arts from the Plan II Honors Program, a Bachelor of Business Administration in Accounting, and a Master of Professional Accounting from the University of Texas at Austin, where he graduated with honors as a Sommerfeld Scholar. He is a member of the McCombs School of Business Advisory Council at the University of Texas at Austin. He also sits on the boards of New York for McCombs and Apollo Theater in Harlem.
Kevin Kresge,
Managing Director, CFO of BMACX, Head of Finance for BXCI.
Mr. Kresge is a Managing Director and Head of Finance for BXCI based in New York. Prior to his current role, Mr. Kresge served as Chief Financial Officer of the Private Wealth Solutions (“PWS”) group overseeing strategic planning, financial reporting, data management and business analytics. Prior to PWS, Mr. Kresge served as Chief Administrative Officer of the Strategic Incentives Group, responsible for the global execution, reporting compliance and technology related to the firm’s compensation programs and systems. Prior to that, Mr. Kresge was Head of Financial Planning and Analysis with responsibility for the company’s global forecast process, business unit and firm-wide strategic planning, management reporting and various special projects. Before joining Blackstone in 2008, he held a number of roles in Finance and Global Markets and Investment Banking at Merrill Lynch. Mr. Kresge graduated magna cum laude from Villanova University with a B.S. in Finance and a B.S. in Accounting.
Kate Rubenstein,
Managing Director, Chief Operating Officer of North America Private Credit, Chief Operating Officer of BCRED, BXSL and BMACX.
Ms. Rubenstein is a Managing Director and the Chief Operating Officer of North America Private Credit for BXCI based in New York. Ms. Rubenstein serves as Chief Operating Officer of BCRED and BXSL. Since joining Blackstone in 2015, Ms. Rubenstein created and led the GSO Advantage platform (now Blackstone Credit & Insurance Value Creation Program), which brings Blackstone’s broad set of capabilities to drive operational efficiencies and growth for BXCI’s portfolio companies. She subsequently created and led the Blackstone Advantage program, focusing on building networks and expanding access to resources for portfolio companies across Blackstone business units. Before joining Blackstone, Ms. Rubenstein originated senior secured loans and equipment finance opportunities in the industrial, consumer, and retail sectors for GE Capital and prior to that worked in brand management at World Kitchen. Ms. Rubenstein received an MBA from The Johnson Graduate School of Management at Cornell University, where she was a Roy H. Park Leadership Fellow, and an AB from Dartmouth College. Ms. Rubenstein is on the Blackstone Charitable Foundation Leadership Council and on the Board of Let’s Get Ready, a non-profit organization that provides low-income and first generation to college students support to gain admission to and graduate from college.
Gregory Roppa,
Managing Director, Chief Accounting Officer of BMACX.
Mr. Roppa is a Managing Director in the Global Fund Finance group where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit, Real Estate, & Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm. Prior to that Mr. Roppa began his career in the financial services audit practice at Arthur Andersen LLP. Mr. Roppa received a BS in Accounting from Binghamton University, where he graduated Cum Laude. He is a Certified Public Accountant.
Kevin Michel,
Managing Director, Chief Legal Officer of BMACX.
Mr. Michel is a Managing Director in the Legal & Compliance Group. Mr. Michel is actively involved in the legal structuring and management of Blackstone’s retail-focused funds, with a particular focus on investment companies registered under the Investment Company Act of 1940. Before joining Blackstone in 2015, Mr. Michel was an Associate in the Asset Management Group of Willkie Farr & Gallagher LLP, where he focused on the formation and operation of hedge funds and registered investment companies. Mr. Michel received a BA in History from Yale University and a JD from the University of Richmond School of Law.

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William Renahan,
Managing Director, Chief Compliance Officer of Blackstone’s Registered Funds including BCRED, BXSL and BMACX.
Mr. Renahan is a Managing Director in the Legal & Compliance Group and serves as the Chief Compliance Officer of Blackstone’s Registered Funds. Prior to joining Blackstone, Mr. Renahan was a Senior Managing Director at Duff & Phelps Investment Management and served as Chief Compliance Officer of its investment adviser and affiliated registered investment companies. He graduated with a B.A. from Hobart College, a J.D. with honors from Albany Law School, and a Master of Laws in Taxation from New York University School of Law. He is admitted to practice law in New York State and holds Series 7 and 24 FINRA licenses.
Lucie Enns,
Senior
Vice President, Chief Securities Counsel of BCRED, BXSL and BMACX.
Ms. Enns is a Senior Vice President in the Legal & Compliance Group. Before joining Blackstone in 2021, Ms. Enns was an attorney at Simpson Thacher & Bartlett in the funds group, focusing on alternative investment products including BDCs, interval funds, and closed-end funds. Prior to that, she worked at K&L Gates in the investment management group with a focus on mutual funds, ETFs, and closed-end funds. Ms. Enns holds a BS in Political Science, cum laude, from the University of Alabama, and a JD, summa cum laude, from American University.
Communications with Trustees
The independent trustees serving on our Board of Trustees intend to meet in executive sessions at the conclusion of or preceding each regularly scheduled meeting of the Board of Trustees, and additional as needed, without the presence of any trustees or other persons who are part of our management.
Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o Blackstone Private Multi-Asset Credit and Income Fund, 345 Park Avenue, 31st Floor, New York, NY 10154, Attention: Chief Compliance Officer.
Corporate Governance
Committees
Our Board of Trustees has an Audit Committee and a Nominating and Governance Committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.
Audit Committee
The Audit Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is presently composed of four persons, including Tracy Collins, Vicki Fuller, James Clark and Hope Pascucci, all of whom are considered independent for purposes of the 1940 Act. Tracy Collins serves as the chair of the Audit Committee. Our Board of Trustees has determined that Tracy Collins qualifies as an “Audit Committee Financial Expert” as defined in Item 407 of Regulation
S-K
under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule
10A-3
of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.
A copy of the charter of the Audit Committee is available in print to any shareholder who requests it.

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Nominating and Governance Committee
The Nominating and Governance Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of independent Trustees. The Nominating and Governance Committee consists of four persons, including Tracy Collins, Vicki Fuller, James Clark and Hope Pascucci, all of whom are considered independent for purposes of the 1940 Act. James Clark serves as the chair of the Nominating and Governance Committee.
The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.
A copy of the charter of the Nominating and Governance Committee is available in print to any shareholder who requests it.
Compensation of Trustees
No compensation is paid to our Trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. We pay each independent trustee: (i) $75,000 per year (prorated for any partial year), (ii) $2,500 for each regular meeting of the Board of Trustees attended, (iii) $1,000 for each committee meeting attended (in addition to regular meeting fees to the extent committees meet on regular meeting dates) and (iv) $7,500 per year for the Chairperson of the Audit Committee. We are also authorized to pay the reasonable out-of-pocket
expenses of each independent trustee incurred by such trustee in connection with the fulfillment of his or her duties as an independent trustee. These Trustees are Tracy Collins, Vicki Fuller, James Clark and Hope Pascucci. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

			Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee	Committee Meeting Fee	Audit	Nominating and Governance
$75,000 (NAV up to $2 billion)	$2,500	$1,000	$7,500	—
$100,000 (NAV greater than $2 billion)	$2,500	$1,000	$7,500	—
Compensation of Executive Officers
None of our executive officers will receive direct compensation from us. The members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.
Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees.

Board Leadership Structure
Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board of Trustees, and of any individual Trustee, is one of oversight and not of management of our day-to-day
affairs.
Under our bylaws, our Board of Trustees may designate one of our Trustees as chair to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board of Trustees. The Board of Trustees has appointed Heather von Zuben to serve in the role of chairperson of the Board of Trustees. The chairperson’s role is to preside at all meetings of the Board of Trustees and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board of Trustees from time to time. The Board of Trustees reviews matters related to its leadership structure annually. The Board of Trustees has determined that its leadership structure is appropriate because it allows the Board of Trustees to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.
Our Board of Trustees believes that its leadership structure is the optimal structure for us at this time. Our Board of Trustees, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
Board’s Role in Risk Oversight
Our Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Trustees and are comprised solely of independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day
management of our investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Trustees’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that the role of our Board of Trustees’ in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a closed-end
fund regulated under the 1940 Act. As a
closed-end
fund, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Dollar Range of Equity Securities Beneficially Owned by Trustees
The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each trustee as of February 21, 2025:

	Dollar Range of Equity Securities in the Fund (1)(2)	Dollar Range of Equity Securities in the Fund Complex (1)(2)(3)
Interested Trustees
Heather von Zuben	None	None
Independent Trustees
Tracy Collins	None	None
Vicki Fuller	None	None
James Clark	None	None
Hope Pascucci	None	None

(1)	Dollar ranges are as follows: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of Common Shares that are beneficially owned as of February 21, 2025 multiplied by the Fund’s net asset value per share as of February 21, 2025.
(3)
The “Fund Complex” consists of the Fund, BCRED, BXSL, the Blackstone Credit
Closed-End
Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund 2027 Term Fund) and Blackstone Alternative Multi-Strategy Fund.

Payment of Our Expenses Under the Investment Advisory and Administration Agreements
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. For the avoidance of doubt, the fees, costs and expenses of administrative services provided to us pursuant to the Administration Agreement and will not be duplicated as Fund Expenses (as defined in the Administration Agreement). We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:
1. investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement;
2. the administration fee payable to the Administrator;
3. all other expenses of the Fund’s operations and transactions, including those relating to:
(i) organization and offering expenses associated with our public and private offerings, including this offering and offerings by feeder vehicles (which are primarily created to hold our Common Shares and in turn offer interests in such feeder vehicles to
non-U.S.
persons) (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating intermediaries, expenses incurred in connection with the provision of administrative or similar services by participating broker-dealers for their clients and reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s transfer agent, formation, distribution, administrative, regulatory or similar expenses related to the management and operation of feeder vehicles or related entities, fees to attend retail seminars sponsored by participating intermediaries and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisers or financial or other advisors, but excluding the shareholder servicing fee);

(ii) all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians,
consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by Blackstone Credit or Blackstone), and other professionals;
(iii) the cost of calculating the Fund’s NAV, including the cost of any third-party valuation services;
(iv) the cost of effecting any sales and repurchases of the Common Shares and other securities;
(v) fees and expenses payable under any selling agent and selected intermediary agreements, if any;
(vi) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;
(vii) all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;
(viii) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(ix) costs of derivatives and hedging;
(x) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(xi) expenses (including
out-of-pocket
expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser to the extent such expenses relate to attendance at meetings of the Board of Trustees or any committees thereof;
(xii) all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;
(xiii) all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);
(xiv) investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of Blackstone as lessor in connection therewith));
(xv) transfer agent, dividend agent and custodial fees;
(xvi) fees and expenses associated with marketing efforts;
(xvii) federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;
(xviii) independent Trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent Trustees;
(xix) costs of preparing financial statements and maintaining books and records, costs of Sarbanes- Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;
(xx) all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);
(xxi) the costs of any reports, proxy statements or notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;
(xxii) proxy voting expenses;
(xxiii) costs associated with an exchange listing;
(xxiv) costs of registration rights granted to certain investors;

(xxv) any taxes and/or
tax-related
interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;
(xxvi) all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;
(xxvii) all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by the Administrator and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;
(xxviii)  costs of specialty and custom software for monitoring risk, compliance and the overall portfolio;
(xxix) costs associated with individual or group shareholders;
(xxx) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;
(xxxi) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;
(xxxii) all fees, costs and expenses of winding up and liquidating the Fund’s assets;
(xxxiii) extraordinary expenses (such as litigation or indemnification);
(xxxiv) all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, IRS filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;

(xxxv)  costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;
(xxxvi) costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisers, financial and other advisors representing such existing investors; and
(xxxvii) all other expenses incurred by the Administrator in connection with administering the Fund’s business.
From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.
Costs and expenses of the Administrator and the Adviser that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.
Board Approval of the Investment Advisory Agreement
Our Board of Trustees, including our independent Trustees, approved the Investment Advisory Agreement at a meeting held on February 19, 2025. In reaching a decision to approve the Investment Advisory Agreement, the Board of Trustees reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;

•	the proposed investment advisory fee rates to be paid by the Fund to the Adviser;

•	the fee structures of comparable externally managed investment companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to investment companies with similar investment objectives;

•	information about the services to be performed and the personnel who would be performing such services under the Investment Advisory Agreement; and

•	the organizational capability and financial condition of the Adviser and its affiliates.
Based on the information reviewed and the discussion thereof, the Board of Trustees, including a majority of the non-interested trustees,
concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders. A discussion regarding the basis for the Board of Trustees’ initial approval of the Investment Advisory Agreement will be available in the Fund’s initial shareholder report.

PORTFOLIO MANAGEMENT
Blackstone Private Credit Strategies LLC will serve as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Adviser will manage the day-to-day
operations of, and provide investment advisory and management services to, us.
Investment Personnel
Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Gilles Dellaert, Michael Zawadzki, Brad Marshall, Robert Horn, William Skinner, Robert Petrini, Michael Carruthers, Daniel Oneglia, Louis Salvatore, David Watters, Dan Leiter, Phil Sherrill and Tyler Dickson. The portfolio managers primarily responsible for the day-to-day
management of the Fund are Michael Zawadzki, Dan Oneglia and Eugene Lee.
The Adviser is currently staffed with 639 employees, including the investment personnel noted above, as of December 31, 2024. In addition, the Adviser may retain additional investment personnel in the future based upon its needs.
The table below shows the dollar range of Common Shares owned by the portfolio managers as of December 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (1)
Michael Zawadzki	None
Dan Oneglia	None
Eugene Lee	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the
day-to-day
management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
Michael Zawadzki

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles (1)	7	$88.76 billion	7	$80.38 billion
Other accounts	23	$5.91 billion	9	$2.85 billion

Dan Oneglia

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles (1)	8	$6.16 billion	4	$4.79 billion
Other accounts	10	$1.63 billion	6	$1.12 billion
Eugene Lee

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles (1)	8	$6.16 billion	4	$4.79 billion
Other accounts	10	$1.63 billion	6	$1.12 billion

(1)	Includes management investment companies that have elected to be regulated as BDCs under the 1940 Act.
Compensation of the Portfolio Managers
The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.
Base Compensation
. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the Adviser.
Discretionary Compensation
. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.
The Adviser
Investment Committee
Investment opportunities and
follow-on
investments in existing portfolio companies will generally require the unanimous approval of the Investment Committee. The Investment Committee will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by the Adviser and monitors the performance of our investment portfolio. The day-to-day
management of investments approved by the Investment Committees will be overseen by investment personnel.
All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Adviser. None of the Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Members of the Investment Committee and Portfolio Managers Who Are Not Our Trustees or Executive Officers
Gilles Dellaert,
Senior Managing Director, Global Head of BXCI.
Mr. Dellaert is the Global Head of BXCI based in New York. Prior to his current role, Mr. Dellaert served as the Global Head of Blackstone Insurance Solutions where he was involved in the new partnerships with Corebridge, Everlake and Resolution Life. Before joining Blackstone in April 2020, Mr. Dellaert served as Co-President and Chief Investment Officer of Global Atlantic Financial Group. He previously worked at Goldman Sachs in its Reinsurance Group which became Global Atlantic upon its separation in 2013. Prior to that he was with Goldman Sachs in its Credit Trading business and with JP Morgan. Mr. Dellaert holds a bachelor’s degree from Ghent University in Belgium.
Michael Zawadzki,
Senior Managing Director and Global Chief Investment Officer of BXCI.
Mr. Zawadzki is the Global Chief Investment Officer for BXCI based in New York. Prior to joining Blackstone in 2006, Mr. Zawadzki was with Citigroup Private Equity. Before that, he worked in the investment banking division of Salomon Smith Barney. Mr. Zawadzki received a BS in Economics from the Wharton School of the University of Pennsylvania.
Brad Marshall,
Senior Managing Director, Global Head of Private Credit Strategies for BXCI, Chairman and Co-CEO of BCRED and BXSL.
Mr. Marshall is the Global Head of Private Credit Strategies, Chairman and Co-CEO of both BCRED and BXSL in BXCI based in New York. Prior to joining Blackstone in 2005, Mr. Marshall worked in various roles at the Royal Bank of Canada (“RBC”), including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded a microchip verification software company where he served as Chief Financial Officer. Mr. Marshall received an MBA from McGill University in Montreal and a BA (Honors) in Economics from Queen’s University in Kingston, Canada.
Dan Leiter,
Senior Managing Director, Head of International for BXCI and the Global Head of Liquid Credit Strategies.
Mr. Leiter is the Head of International for BXCI and the Global Head of Liquid Credit Strategies based in London. Prior to joining Blackstone in 2024, Mr. Leiter worked at Morgan Stanley where he was most recently a Managing Director in Fixed Income based in London. At Morgan Stanley, Mr. Leiter was globally responsible for the Securitized Products Trading and Alternative Financing businesses. He was also the head of European Securitized Products across all business lines including trading, sales, structuring and lending. Mr. Leiter received a BA in Economics from Middlebury College where he graduated Phi-Beta-Kappa.
Rob Horn,
Senior Managing Director, Global Head of Infrastructure and Asset-Based Credit for BXCI.
Mr. Horn is the Global Head of Infrastructure and Asset Based Credit in BXCI, which comprises the firm’s activities in infrastructure credit, energy transition, and asset-based finance. Mr. Horn joined Blackstone in 2005. Prior to joining Blackstone, Mr. Horn worked in Credit Suisse’s Global Energy Group, where he advised on high yield financings and merger and acquisition assignments for companies in the power and utilities sector. Mr. Horn received a Bachelor of Commerce from McGill University, where he graduated with academic honors. Mr. Horn serves on the board of directors for various companies in the energy transition sector, including Altus Power, ClearGen, and M6 Midstream.
Tyler Dickson,
Senior Managing Director, Global Head of Client Relations for BXCI.
Mr. Dickson is the Global Head of Client Relations for BXCI based in New York. Prior to joining Blackstone in September 2024, Mr. Dickson spent 35 years at Citi, most recently as Global Head of Investment Banking and Vice Chair of Banking & International and an Operating Team member. Mr. Dickson also held numerous senior leadership positions in markets and banking, including running corporate and investment banking and overseeing equity and debt capital markets, leveraged finance, structured finance and securitization businesses. Mr. Dickson received a BA in Economics from Dartmouth College.
Phil Sherrill,
Senior Managing Director,
Global Head of Insurance.
Mr. Sherrill is the Global Head of Insurance for BXCI based in New York. Prior to his current role, Mr. Sherrill was Chief Strategy Officer at

Global Atlantic Financial Group, leading corporate strategy, mergers and acquisitions, capital raising, and several investment, liability, new business, and other operating functions. Mr. Sherrill worked at Goldman, Sachs & Co. prior to Global Atlantic’s separation from Goldman. Mr. Sherrill holds an A.B. in Social Studies from Harvard College.
Will Skinner,
Senior Managing Director, Chief Financial Officer of BXCI.
Mr. Skinner is the Chief Financial Officer for BXCI based in New York. Mr. Skinner joined Blackstone in 2013 and previously served as Global Chief Operating Officer of Blackstone Real Estate Debt Strategies. Mr. Skinner has also worked for Blackstone in London where he served as Head of European Capital Markets. Prior to joining Blackstone, Mr. Skinner worked at Goldman Sachs where he was an Associate in the Real Estate Investment Banking Group. Mr. Skinner received a BA from Princeton University and an MBA from Wharton, where he graduated as a Palmer Scholar and received the Robert Linneman Memorial Fellowship and Jerome Freedman Memorial Award.
Robert Petrini
,
Senior Managing Director, Global Chief Investment Officer of Private Credit
. Mr. Petrini is a Senior Managing Director and the Global Chief Investment Officer for Private Credit and Joint Portfolio Manager for the Capital Opportunities strategy for in BXCI based in New York. Before joining Blackstone in 2005, Mr. Petrini was a Principal of DLJ Investment Partners, the $1.6 billion mezzanine fund of CSFB’s Alternative Capital Division. Prior to that, Mr. Petrini was a member of DLJ’s Leveraged Finance Group. Mr. Petrini graduated magna cum laude with a BS in Economics from the Wharton School of the University of Pennsylvania, where he was a Joseph Wharton and Benjamin Franklin Scholar.
Michael Carruthers
,
Senior Managing Director, European Head of Private Credit for BXCI.
Mr. Carruthers is a Senior Managing Director and the European Head of Private Credit for BXCI based in London. Mr. Carruthers is involved in the origination, researching, structuring, and managing of investments. Mr. Carruthers re-joined the London team in 2022 after having previously relocated to Toronto, Canada to focus on credit origination efforts in Canada and the Midwest. Mr. Carruthers previously worked in the London office from 2006 to 2019. Prior to joining Blackstone, Mr. Carruthers worked in the investment banking division of Credit Suisse. Mr. Carruthers graduated with Honors in Business Administration from the Richard Ivey School of Business at the University of Western Ontario.
Lou Salvatore
,
Senior Managing Director
. Mr. Salvatore is a Senior Managing Director and leads opportunistic asset allocation for BXCI based in New York. Mr. Salvatore is responsible for sourcing, diligence, structuring and managing performing credit investments. Before joining Blackstone in 2005 Mr. Salvatore was a Principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore received a BA in Economics from Cornell University and an MBA from the Wharton School of the University of Pennsylvania.
David Watters
,
Senior Managing Director
.
Mr. Watters is a Senior Managing Director and leads insurance and multi-asset investment grade asset allocation for BXCI based in New York. Prior to joining Blackstone in January 2021, Mr. Watters was a Managing Director at HC2 Holdings, Inc., a diversified holding company. He was responsible for overall investment strategy while investing across multiple asset classes for HC2’s insurance subsidiary. He previously worked at BTG Pactual Asset Management, HRG Group, Inc., and Harbinger Capital Partners in credit investing roles. Mr. Watters received an AB in Economics from Harvard College.
Eugene Lee
, Managing Director. Mr. Lee is a Managing Director in BXCI based in New York. Mr. Lee leads portfolio management and asset allocation for BXCI’s multi-asset credit strategies. Before joining Blackstone, Mr. Lee worked at Goldman Sachs within the Special Situations Group as a member of the Multi-Strategy and Alternative Energy Investing teams. In this capacity, Mr. Lee invested opportunistically across a diverse set of asset classes and industries within North and South America. Mr. Lee graduated from Harvard University with an AB/SM in Economics and Applied Mathematics and studied violin performance at the New England Conservatory. Mr. Lee serves on the board of directors of Delaware Basin Investment Group and the Harvard-Radcliffe Orchestra Foundation.

INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT
Blackstone Private Credit Strategies LLC is located at 345 Park Avenue, 31st Floor, New York, NY 10154. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the 1940 Act, the Adviser manages our day-to-day
operations and provides investment advisory services to us.
Investment Advisory Agreement
The Adviser provides management services to us pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement has been approved by the Board of Trustees. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:

•
determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objectives, policies and restrictions;

•
identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•	monitoring our investments;

•	performing due diligence on prospective investments;

•	exercising voting rights in respect of portfolio securities and other investments for us;

•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies, as applicable;

•
negotiating and entering into, on our behalf, credit facilities, reverse repurchase agreements, other financing arrangements, or any other form of leverage of the Fund, interest rate or currency swap agreements, hedging agreements, foreign exchange transactions, derivative transactions, and other agreements and instruments required or appropriate in connection with the Fund’s activities; and

•	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital, which may include, without limitation:

•	making, in consultation with our Board of Trustees, investment strategy decisions for the Fund;

•
to the extent determined by the Board of Trustees, acting as the valuation designee pursuant to Rule
2a-5
of the 1940 Act, or reasonably assisting our other service providers with the valuation of our assets;

•	exercising voting rights in respect of our borr owe rs or issuers and other investments; and

•	overseeing our controlled portfolio companies.
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.
Compensation of Adviser
Pursuant to the Investment Advisory Agreement, we pay our Adviser a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.
Management Fees
The management fee is accrued daily and payable monthly in arrears at an annual rate of 0.75% of the value of our net assets as of the beginning of each business day. Accruals will occur daily, provided, however, that accruals on any non-business day will be effective as of the immediately preceding business day. For purposes of the Investment Advisory Agreement, net assets means our total assets less total liabilities determined on a consolidated basis in accordance with U.S. GAAP. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser.
The Adviser has contractually agreed to waive the management fee in full for the six-month period beginning from the date the Fund completes its first sale of shares in its public offering. Unless otherwise extended by agreement between the Fund and the Adviser, the management fee payable by the Fund after the termination of the Management Fee Waiver Agreement will be at the annual rate of 0.75% of the value of the Fund’s net assets. The waiver of the management fee under the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement. For the avoidance of doubt, the Adviser is not waiving the incentive fee payable under the Investment Advisory Agreement.
Incentive Fee
The incentive fee is based on
Pre-Incentive
Fee Net Investment Income Returns.
“Pre-Incentive
Fee Net Investment Income Returns”
means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, fees and expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.
Pre-Incentive
Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon
securities), accrued income that has not yet been received in cash.
Pre-Incentive
Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from
Pre-Incentive
Fee Net Investment Income Returns.
Pre-Incentive
Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a
“hurdle rate” of return of 1.25% per quarter (5% annualized).
We will pay the Adviser an income based incentive fee quarterly in arrears with respect to our
Pre-Incentive
Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on
Pre-Incentive
Fee Net Investment Income Returns in any calendar quarter in which our
Pre-Incentive
Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5% annualized);

•
100% of the dollar amount of our
Pre-Incentive
Fee Net Investment Income Returns with respect to that portion of such
Pre-Incentive
Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% per quarter (5.72% annualized). We refer to this portion of our
Pre-Incentive
Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the
“catch-up.”
The
“catch-up”
is meant to provide the Adviser with approximately 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•
12.5% of the dollar amount of our
Pre-Incentive
Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% per quarter (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up
is achieved, 12.5% of all
Pre-Incentive
Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets per quarter)

Percentage of
Pre-Incentive
Fee Net Investment Income
Allocated to Quarterly Incentive Fee
These calculations are
pro-rated
for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to
Pre-Incentive
Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive
Pre-Incentive
Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
Administration Agreement
Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. In consideration for its administrative services, the Administrator will be entitled to receive an administration fee accrued daily and payable monthly by us equal to, in the aggregate, an annual rate of 0.10% of the value of our net assets as of the beginning of each business day. Accruals will occur daily, provided, however, that accruals on any non-business day will be effective as of the immediately preceding business day.
From time to time, the Administrator may outsource certain administrative duties provided to the Fund to third parties, and the Administrator will pay the third parties accordingly. The fees, costs and expenses of any such third-party service providers will be payable by the Administrator out of its administration fee.
Certain Terms of the Investment Advisory Agreement and Administration Agreement
Each of the Investment Advisory Agreement and the Administration Agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the Investment Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year
thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent trustees. We may terminate the Investment Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority outstanding voting securities, which means the lesser of (1) 67% or more of such company’s voting securities present at a meeting if more than

50% of the outstanding voting securities of such company are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such company. In addition, the Adviser may terminate the Investment Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 60 days’ written notice, without payment of any penalty. The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.
The Adviser and the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement and Administration Agreement, respectively, relate, provided that the Adviser and Administrator shall not be protected against any liability to the Fund or its shareholders to which the Adviser or Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Investment Advisory Agreement and the Administration Agreement provides that, absent disabling conduct, each of our Adviser and our Administrator, as applicable, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement and our Administrator’s services under the Administration Agreement or otherwise as adviser or administrator for us. The Adviser and the Administrator shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent.
As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, indemnification shall be provided if a majority of the Fund’s trustees who are not interested persons (excluding any trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under the Investment Advisory Agreement or the Administration Agreement) determine based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the Indemnified Party is not liable to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence.
An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct necessary for indemnification has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.
Expense Limitation and Reimbursement Agreement
The Adviser will waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) to the extent that, for any calendar month, “Specified Expenses” would exceed the Total Expense Cap. “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) investment advisory fees (including management and incentive fees), (ii) the shareholder servicing and/or distribution fees, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, (vi) extraordinary expenses (as determined in the sole discretion of the Adviser), and (vii) acquired fund fees and expenses. “Total Expense Cap” means the annual rate of 0.50% of the Fund’s net assets (annualized). The Adviser may discontinue its obligation to waive its compensation or to bear other expenses at any time (i) prior to the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, with the written consent of the Board of Trustees and (ii) on or after the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, upon written notice to the Fund. If, while the Adviser is the investment adviser to the Fund, the estimated annualized Specified Expenses for a given month are less than the Total Expense Cap, the Adviser shall be entitled to reimbursement by the Fund of the compensation waived and other expenses borne by the Adviser on behalf of the Fund pursuant to the Fund’s Expense Limitation and Reimbursement Agreement (the “Reimbursement Amount”) during any of the previous thirty-six
(36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses are less than, for such month, the lesser of the Total Expense Cap or any other relevant expense limit then in effect with respect to the Fund, and provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six
(36) month period after the Adviser bears the expense.

POTENTIAL CONFLICTS OF INTEREST
The Adviser, Blackstone Credit & Insurance, Blackstone and their respective affiliates will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide to us. These conflicts will arise primarily from the involvement of Blackstone and its affiliates (the “Firm”), in other activities that may conflict with our activities. Additionally, the Fund’s investments in affiliated registered investment companies or business development companies will subject it to conflicts of interest related to such registered investment companies or business development companies, which may differ from the conflicts presented herein. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The following list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund.
For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:
“Other Blackstone Credit
 & Insurance Clients”
means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Other Blackstone Credit & Insurance Clients own interests) that Blackstone Credit & Insurance may establish, advise or sub-advise
from time to time and to which Blackstone Credit & Insurance provides investment management or sub-advisory
services (other than the Fund and any such funds and accounts in which the Fund has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit & Insurance to exercise its side-by-side
or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit & Insurance Clients” shall not include Blackstone Credit & Insurance in its role as principal of any account, including any such accounts for which Blackstone Credit & Insurance or an affiliate thereof acts as an adviser.
“
Blackstone Clients
”
means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise
from time to time and to which Blackstone provides investment management or sub-advisory
services (other than the Fund, any such funds and accounts in which the Fund has an interest and Other Blackstone Credit & Insurance Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side
or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an adviser.
“
Other Clients
”
means, collectively, Other Blackstone Credit & Insurance Clients and Blackstone Clients.
Performance Based Compensation and Management Fees
.
The existence of the incentive fee payable to Blackstone Credit & Insurance may create a greater incentive for Blackstone Credit & Insurance to operate the Fund in a riskier, more speculative or other manner that is less favorable to the shareholders, or time the purchase or sale of investments in a manner motivated by the personal interests of Blackstone Credit & Insurance and/or Blackstone personnel. However, the fact that the hurdle rate for the incentive fee based on income is calculated on an aggregate basis each quarter and that realized and unrealized losses are netted against realized gains for the incentive fee based on capital gains should reduce the incentives for the Adviser to make more speculative investments or otherwise time the purchase or sale of investments. Our Board of Trustees will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.
In addition, the manner in which the Adviser’s entitlement to incentive fees is determined may result in a conflict between its interests and the interests of shareholders with respect to the sequence and timing of disposals of investments, as the Adviser may want to dispose of lower yielding investments in favor of higher yielding ones. With respect to the Adviser’s entitlement to incentive fees on capital gains, the Adviser may be incentivized to realize capital gains prior to a year end if such gains, net of realized and unrealized losses, would result in an incentive fee on capital gains.
The Firm’s Policies and Procedures
. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions are expected to reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units or segments at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that could reduce the positive synergies that the Fund expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public
information with respect to companies, including companies in which the Fund has investments or might be considering making an investment or companies that are clients of the Firm. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at the Firm. Personnel of the Firm could be unable, for example, to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally.
In addition, to the extent that the Firm is in possession of material non-public
information or is otherwise restricted from trading in certain securities, the Fund and the Adviser could also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will have the potential to restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm could enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, could require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.
Allocation of Personnel
.
The Adviser and its members, officers and employees will devote as much of their time and attention to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the Investment Advisory Agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities have the potential to be in competition with the Fund and/or to involve substantial time and resources of the Adviser. Firm personnel, including members of the Investment Committee, will work on other projects, serve on other committees (including boards of directors) and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of Blackstone Credit & Insurance’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to Blackstone or the Fund. Certain non-investment
professionals are not dedicated solely to the Fund and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and shareholders. Furthermore, Blackstone Credit & Insurance and Blackstone Credit & Insurance personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit & Insurance can share in the fees and performance-based compensation from the Fund; similarly, Blackstone Credit & Insurance personnel can share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit & Insurance’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive, and shareholders rely on Blackstone Credit & Insurance’s judgment in this regard.
In addition, professionals of the Adviser are expected to participate in a Blackstone-sponsored program whereby any professional of the Adviser may receive carried interest or other compensation from another business unit of Blackstone in connection with such professional’s successful referral of a transaction to such other business unit of Blackstone or by virtue of other arrangements with Blackstone. Such compensation may include carried interest generated by a fund managed by such other business unit of Blackstone (or potentially even in a third-party fund manager). While not expected to be material, the amount of any carried interest or other compensation received in connection with any such program could ultimately be material and could involve a variety of conflicts of interest relating to such professional’s responsibilities with respect to the Fund, the incentive they would have to refer transactions to other Blackstone business units, and the financial interests they could have in Other Clients (including those that could invest in the same portfolio companies as the Fund or could transact with the Fund, for example in cross transactions) as a result of their participation in the aforementioned program.
Outside Activities of Principals and Other Personnel and their Related Parties
. Certain of the principals and employees of the Adviser will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain principals and employees of the Adviser are likely to have a greater financial interest in the performance of such Other Clients or accounts than the performance of the Fund. Such involvement is expected to create conflicts of interest in making investments on behalf of the Fund and such Other Clients and accounts. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance they will be resolved favorably for the Fund. Also, Blackstone personnel, Firm employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity funds, credit funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the Fund, or otherwise relate to portfolio companies in which the Fund has or acquires a different principal investment (including, for example, with respect to seniority), which is expected to give rise to conflicts of interest related to misaligned interests between the Fund and such persons. There could be situations in which such alternative investment funds invest in the same portfolio companies as the Fund and there could be situations in which such alternative investment funds purchase securities from, or sell securities to, the Fund if permitted under the 1940 Act and other applicable law. There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Fund. Shareholders will not receive any benefit from any such investments, and the financial incentives of Firm personnel in such other investments could be greater than their financial incentives in relation to the Fund and are not expected to receive notice should the Fund make investments in which such persons hold direct or indirect interests. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.
Additionally, certain employees and other professionals of the Firm have family members or relatives employed by such advisors and service providers (or their affiliates) or otherwise actively involved in (or have business, financial or other relationships with) industries and sectors in which the Fund invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships have the potential to influence Blackstone, the Adviser and/or Blackstone Credit & Insurance in deciding whether to select, recommend or create such service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which, in the case of broker-dealers, includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm. The shareholders rely on the Firm to manage these conflicts in its sole discretion.
Secondments and Internships
. Certain personnel of Blackstone and its affiliates, including consultants, will, in certain circumstances, be seconded to one or more portfolio companies, vendors and service providers and vendors or shareholders or other investors of the Fund and Other Clients to provide finance, accounting, operational support, data services and other similar services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne by Blackstone and its affiliates or the organization for which the personnel are working or both (including fees for acquisition and/or transaction services to brokers, consultants (including sustainability consultants) or other finders). In addition, personnel of portfolio companies, vendors, service providers (including law firms and accounting firms) and shareholders or other investors of the Fund and Other Clients will, in certain circumstances, be seconded to, serve internships at, receive trainings from or otherwise provide consulting services to, or be temporarily hired by, Blackstone, the Fund, Other Clients and portfolio companies of the Fund and Other Clients. While often the Fund, Other Clients and their respective portfolio companies are the beneficiaries of these types of arrangements, Blackstone Credit & Insurance or Blackstone are expected to be beneficiaries of these arrangements as well, including in circumstances where the vendor, personnel or service provider or otherwise also provides services to the Fund, Other Clients, their respective portfolio companies or Blackstone in the ordinary course. Blackstone, the Fund, Other Clients or their portfolio companies could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. If a portfolio company pays the cost, it will be borne directly or indirectly by the Fund. To the extent such fees, compensation or other expenses are borne by the Fund, including indirectly through its portfolio companies or reimbursement of Blackstone for such costs, the management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to Blackstone, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and any costs of such personnel may be allocated accordingly, Blackstone will endeavor in good faith to allocate the costs of these arrangements, if any, to Blackstone, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology Blackstone deems appropriate in a particular circumstance. In such circumstances, a conflict of interest exists because the Adviser and Blackstone Credit & Insurance or their affiliates have an incentive to select one service provider over another on the basis that the Adviser and Blackstone Credit & Insurance or their affiliates could receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Adviser and Blackstone Credit & Insurance or their affiliates.
Other Benefits
. Blackstone Credit & Insurance and its personnel and related parties will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Fund, the value of which will not reduce the management fees or incentive fees or otherwise be shared with the Fund or its portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the Investment Advisory Agreement and Administration Agreement (“Fund Expenses”), often result in “miles” or “points” or credit in loyalty or status programs, and certain purchases made by credit card will result in “credit card points”, “cash back” or rebates in addition to such loyalty or status program miles or points. Such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to the benefit of Blackstone Credit & Insurance, its affiliates or their personnel (and not the Fund and/or portfolio companies) even though the cost of the underlying service is borne by the Fund as Fund Expenses and/or by its portfolio companies.
See also “Service Providers, Vendors and Other Counterparties Generally” and “Portfolio Company Relationships Generally” herein
. Similarly, Blackstone Credit & Insurance, its affiliates and their personnel and related parties, and third parties designated by the foregoing, in certain circumstances also receive discounts on products and services provided by portfolio companies and customers or suppliers of such portfolio companies. Such other benefits or fees have the potential to give rise to conflicts of interest in connection with the Fund’s investment activities, as they could incentivize the Adviser and Blackstone Credit & Insurance and its personnel to conduct certain activities in order to obtain such benefits, though such benefits do not correspondingly benefit the Fund. While the Adviser and Blackstone Credit & Insurance will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund.
See also “Service Providers, Vendors and Other Counterparties Generally” and “Portfolio Company Relationships Generally” below
.
Senior Advisors, Industry Experts and Operating Partners
.
Blackstone Credit & Insurance is expected to engage and retain strategic advisors, consultants, senior advisors, executive advisors, industry experts, operating partners, deal sourcers, consultants and other similar professionals (which is expected to include current and former executives or other personnel of Blackstone and/or Blackstone Credit & Insurance, as well as current and former executives or other personnel of Blackstone’s and/or Blackstone Credit & Insurance’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of Blackstone Credit & Insurance and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from Blackstone Credit & Insurance or the Fund). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source, diligence and recommend transactions to Blackstone Credit & Insurance or to undertake a build-up
strategy to originate, acquire and develop assets and businesses in a particular sector or involving a particular strategy, including as an investment in a “platform company,” potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of the Adviser under the Investment Advisory Agreement, the compensation to such consultants is expected to be borne fully by the Fund and/or portfolio companies (with no reduction or offset to management fee payable by the Fund) and not Blackstone Credit & Insurance. Similarly, the Fund, Other Clients and their portfolio companies are expected to retain and pay compensation to Senior and Other Advisors to provide services.

Any amounts paid by the Fund or a portfolio company to Senior and Other Advisors in connection with the above services, including cash fees, profits, or equity interests in a portfolio company, discretionary bonus awards, performance-based compensation (e.g., promote), sourcing fees, retainers and expense reimbursements, will be treated as Fund Expenses or expenses of the portfolio company, as the case may be, and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by Blackstone Credit & Insurance, be chargeable to Blackstone Credit & Insurance or be deemed paid to or received by Blackstone Credit & Insurance, and such amounts will not reduce the management fees or incentive fees payable. Amounts charged by Senior and Other Advisors will not necessarily be confirmed as being comparable to market rates for such services.
To the extent permitted by applicable law and/or any applicable SEC granted exemptive or no action relief, these Senior and Other Advisors often have the right or could be offered the ability to
(i) co-invest
alongside the Fund, including in the specific investments in which they are involved (and for which they can be entitled to receive performance-related incentive fees, which will reduce the Fund’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company, or (iii) invest directly in the Fund or in a vehicle controlled by the Fund subject to reduced or waived advisory fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment
and/or participation (which generally will result in the Fund being allocated a smaller share of the applicable investment) will not be considered as part of the Firm’s side-by-side
co-investment
rights. Such
co-investment
and/or participation could vary by transaction (and such participation can, depending on its structure, reduce the Fund’s returns).
Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as Other Clients could be (or could have the preferred right to be) investors in Blackstone Credit & Insurance’s portfolio companies (which, in some cases, can involve agreements to pay performance fees, or allocate profits interests, to such persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as Other Clients, could also, subject to applicable law, have rights to co-invest
with the Fund on a
side-by-side
basis, which rights are generally offered on a
no-fee/no-carried
interest basis and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side
participation. Senior and Other Advisors’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as a Senior and Other Advisors. In certain cases, these Senior and Other Advisors will receive intangible and other benefits resulting from their activities on behalf of the Fund.
The time, dedication and scope of work of, and the nature of the relationship with, each of the Senior and Other Advisors vary considerably. In certain cases, they could advise the Adviser and/or Blackstone Credit & Insurance on transactions, provide the Adviser and/or Blackstone with industry-specific insights and feedback on investment themes, assist in transaction due diligence, or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and could be exclusive service providers to Blackstone Credit & Insurance) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Fund expects to rely on these Senior and Other Advisors to recommend Blackstone as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisors will continue to be involved with the Fund for any length of time. In certain instances, Blackstone Credit & Insurance can be expected to have formal or informal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements that will not be confirmed as being comparable to the market rates for such services) by Blackstone, the Fund, and/or portfolio companies or otherwise uncompensated or entitled to deferred compensation until occurrence of a future event, such as commencement of a formal engagement. In certain cases, they have certain attributes of Blackstone Credit & Insurance “employees” (e.g., they can be expected to have dedicated offices at Blackstone Credit & Insurance, receive administrative support from Blackstone Credit & Insurance personnel, participate in general meetings and events for Blackstone

Credit & Insurance personnel, work on Blackstone Credit & Insurance matters as their primary or sole business activity, service Blackstone exclusively, have Blackstone-related
e-mail
addresses and/or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees, etc.) even though they are not considered Blackstone Credit & Insurance employees, affiliates or personnel for purposes of the Investment Advisory Agreement between the Fund and Blackstone Credit & Insurance. Under many of these arrangements, there can be no assurance that the amount of compensation paid in a particular period of time will be proportional to the amount of hours worked or the amount or tangible work product generated by the Senior and Other Advisors during such time. Some Senior and Other Advisors work only for the Fund and its portfolio companies, while others may have other clients. In particular, in some cases, Senior and Other Advisors, including those with a “Senior Advisor” or “Operating Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to the Adviser potentially on a full-time and/or exclusive basis and, notwithstanding any overlap with the responsibilities of the Adviser under the Investment Advisory Agreement, the compensation to such Senior and Other Advisors will be borne fully portfolio companies (with no reduction to management fees) and not the Adviser. Senior and Other Advisors could have conflicts of interest between their work for the Fund and its portfolio companies, on the one hand, and themselves or other clients, on the other hand, and Blackstone Credit & Insurance is limited in its ability to monitor and mitigate these conflicts. Blackstone Credit & Insurance expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Fund and/or applicable portfolio companies, and to the extent any such costs are allocated to the Fund, they would be treated as Fund Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Fund. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with Blackstone Credit & Insurance, the Fund and/or any portfolio companies for the duration of the relevant investments or throughout the term of the Fund. Additionally, from time to time, Senior and Other Advisors provide services on behalf of both the Fund and Other Clients, and any work performed by Senior and Other Advisors retained on behalf of the Fund could benefit the Other Clients (and alternatively, work performed by Senior and Other Advisors on behalf of Other Clients could benefit the Fund), and Blackstone Credit & Insurance shall have no obligation to allocate any portion of the costs to be borne by the Fund in respect of such Senior and Other Advisors to the Other Clients, except as described below.
As an example of the foregoing, in certain investments including involving a “platform company,” the Fund will, in certain circumstances, enter into an arrangement with one or more individuals (who could be former personnel of the Firm or current or former personnel of portfolio companies of the Fund or Other Clients, generally will have experience or capability in sourcing or managing investments, and could form a management team) to undertake a new business line or a build-up
strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund (which, to the extent permitted by applicable law and/or any applicable SEC granted exemptive or no action relief, can take the form of a management fee and/or profits allocation (whether paid directly to such individuals or to an affiliate entity controlled by such individuals)), or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or another similar metric. The Fund could initially bear the cost of overhead (including rent, utilities, benefits, salary or retainers for the individuals or their affiliates entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up
strategy. Such expenses could be borne directly by the Fund as Fund Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None of the fees, costs or expenses described above will reduce the management fees.

In addition, the Adviser will, in certain circumstances, engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors can receive reimbursement of reasonable related expenses by portfolio companies or the Fund and could have the opportunity to invest in a portion of the equity and/or debt available to the Fund for investment that would otherwise be taken by the Adviser and its affiliates. If such Senior and Other Advisors generate investment opportunities on the Fund’s behalf, such Senior and Other Advisors are permitted to receive special additional fees or allocations which have the potential to not be comparable to those received by a third party in an arm’s length transaction and such additional fees or allocations would be borne fully by the Fund and/or portfolio companies (with no reduction or offset to management fees) and not Blackstone Credit & Insurance.
Minority Investments in Asset Management Firms
. Blackstone and Other Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Fund, Other Clients and their respective portfolio companies, and which can engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their advised funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third-party asset management firm that are included in the transaction or activities of the third-party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third-party asset management firms, Blackstone could nonetheless be afforded certain governance rights in relation to such investments (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and Other Clients, including BSCH, do not intend to control such third-party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control
investments or that, due to the provisions of the governing documents of such third-party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and Other Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third-party asset managers will not be deemed affiliated with the Fund within the meaning of the 1940 Act, Blackstone expects to, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein can give rise to conflicts of interest. Participation rights in a third-party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Fund to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that would have an adverse financial or reputational impact on the performance of the Fund. The Fund, its affiliates and their respective portfolio companies are expected to, from time to time engage in transactions with, and buy and sell investments from, any such third-party asset managers and their sponsored funds and transactions and other commercial arrangements between such third-party asset managers and the Fund and its portfolio companies are not subject to approval by the Board. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Fund and its portfolio companies, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. Such conflicts related to investments in and arrangements with other asset management firms will not necessarily be resolved in favor of the Fund. Shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith and will not receive any benefit from such transactions. By investing in the Fund, each shareholder acknowledges these conflicts related to investments in and arrangements with other asset management firms, acknowledges that these conflicts will not necessarily be resolved in favor of the Fund, agrees that shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith, otherwise understands that shareholders will not receive any benefit from such transactions, consents to all such transactions and arrangements to the fullest extent permitted by law, and waives any claim against Blackstone and releases Blackstone from any liability arising from the existence of any such conflict of interest; provided that such consent waiver shall not be construed as a waiver of the shareholder’s rights under federal securities laws or a consent to a violation of federal securities laws.
In addition, from time to time, certain advisors and service providers (including law firms) temporarily provide their personnel to Blackstone, Other Clients or their portfolio companies pursuant to various arrangements including at cost or at no cost.
See also “Secondments and Internships.”
While often the Fund, Other Clients and their portfolio companies are the beneficiaries of these types of arrangements, Blackstone is from time to time a beneficiary of these arrangements as well, including in circumstances where the adviser or service provider also provides services to the Fund, Other Clients or Blackstone in the ordinary course. Blackstone, the Fund, Other Clients or their portfolio companies could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. The management fee will not be offset or reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto. The personnel described above could provide services in respect of multiple matters, including in respect of matters related to Blackstone, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and Blackstone will endeavor in good faith to allocate the costs of these arrangements, if any, to Blackstone, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance. In such circumstances, a conflict of interest exists because the Adviser and Blackstone Credit & Insurance or their affiliates have an incentive to select one service provider over another on the basis that the Adviser and Blackstone Credit & Insurance or their affiliates could receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Adviser and Blackstone Credit & Insurance or their affiliates.
Multiple Blackstone Business Lines.
Blackstone has multiple business lines, including the Blackstone Capital Markets Group, which Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients, portfolio companies of the Fund and Other Clients and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, Blackstone is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, from time to time, Blackstone could come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Blackstone businesses and their personnel could be prohibited by law or contract from sharing information with Blackstone that would be relevant to monitoring the investments and other activities. These types of restrictions from time to time will negatively impact the ability of the Fund to implement its investment program. Finally, Blackstone personnel who are members of the investment team or Investment Committee could be excluded from participating in certain investment decisions due to conflicts involving other Blackstone businesses or for other reasons, including other business activities, in which case the Fund will not benefit from their experience. The shareholders will not receive a benefit from any fees earned by Blackstone or its personnel from these other businesses.
Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. Blackstone and its employees have long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on the Fund’s behalf, Blackstone will consider those relationships when evaluating an investment or divestment opportunity, and such relationships can be expected to influence Blackstone’s decision to make or not to make particular investments on the Fund’s behalf. The Fund could be required to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone has or will have or transactions or investments that Blackstone makes or has made.
See also “Other Blackstone and Blackstone Credit
 & Insurance Clients; Allocation of Investment Opportunities” and “—Portfolio Company Relationships Generally.”
Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of Blackstone will be made available to the Fund. The Fund is also permitted to co-invest
with

Other Clients or other persons with whom Blackstone has a relationship in particular investment opportunities, and other aspects of these Blackstone relationships could influence the decisions made by Blackstone with respect to the investments and otherwise result in a conflict.
See also
“Other Blackstone and Blackstone Credit
 & Insurance Clients; Allocation of Investment Opportunities.
”
Blackstone Policies and Procedures; Information Walls.
Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, are implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will reduce the synergies and collaboration across Blackstone’s various businesses that the Fund expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information that have the potential to reduce the positive synergies and collaborations that the Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public
information with respect to companies in which Other Clients have investments or are considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, it is possible that the Fund will not be able to initiate a transaction that it otherwise might have initiated and will not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect its operations or performance.
In addition, to the extent that Blackstone is in possession of material non-public
information or is otherwise restricted from making certain investments, the Fund and the Adviser would also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone has in the past entered into, and reserves the right to enter into in the future, one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.
See
“
Other Blackstone and Blackstone Credit
 & Insurance Clients; Allocation of Investment Opportunities.
”
Data
. The Firm receives, generates and/or obtains various kinds of data and information from the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and limited partners in Other Clients and service providers, including but not limited to data and information relating to or created in connection with business operations, financial results, trends, budgets, plans, suppliers, customers, employees, contractors, sustainability, energy usage, carbon emissions and related metrics, financial information, commercial and transactional information, customer and user data, employee and contractor data, supplier and cost data, and other related data and information, some of which is sometimes referred to as “alternative data” or “big data.” The Firm can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes or identify specific investment, trading or business opportunities, as a result of its access to (and rights regarding, including use, ownership, distribution and derived works rights over) this data and information from the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and limited partners in Other Clients, related parties and service providers. The Firm has entered and will continue to enter into information sharing and use, measurement and other arrangements, which will give the Firm access to (and rights regarding, including ownership, use, distribution and derived works rights over) data that it would not otherwise obtain in the ordinary course, with the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and in Other Clients, as well as with related parties and service providers. Further, this alternative data is expected to be aggregated across the Fund, Other Clients and their respective portfolio companies. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its portfolio companies, and investors in the Fund and in Other Clients also provides material benefits to Blackstone or Other Clients without compensation or other benefit accruing to the Fund or its shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry, enhance the Firm’s ability to provide advice or direction to a portfolio company’s management team on strategy or operations and enable the Firm to execute trading and investment strategies in reliance on that understanding for Blackstone and Other Clients that do not own an interest in the portfolio company, typically without compensation or benefit to the Fund or its portfolio companies. Blackstone would serve as the repository for data described in this paragraph, including with ownership and use rights therein. The Firm is also permitted to share data from a portfolio company (on an anonymized basis) with a portfolio company of an Other Client, which has the potential to increase a competitive disadvantage for, and indirectly harm, such portfolio company (although the opposite may be true as well, in which case a portfolio company of the Fund may receive data from a portfolio company of an Other Client). In addition, the Firm could have an incentive to pursue an investment in a particular company based on the data and information expected to be received or generated in connection with such investment.
Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use and distribute data and information from the Fund’s and its portfolio companies’ activities to assist in the pursuit of the Firm’s various other activities, including but not limited to trading activities or use for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry could, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading or other business activities is expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or shareholders.
The sharing and use of “big data” and other information presents potential conflicts of interest and the shareholders acknowledge and agree that any benefits received by the Firm or its personnel (including fees (in cash or in kind), costs and expenses) will not reduce the management fees or incentive fees payable to the Adviser or otherwise shared with the Fund or its shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.
Data Services
. Blackstone or an affiliate of Blackstone formed in the future may provide data services to portfolio companies and investors in the Fund and in Other Clients and will provide such services directly to the Fund and Other Clients (collectively, “Data Holders”). Such services can be expected to include assistance with obtaining, analyzing, curating, processing, packaging, distributing, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the Investment Advisory Agreement and any other applicable contractual limitations, with the Fund, Other Clients, portfolio companies, investors in the Fund and in Other Clients, and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). Where Blackstone believes appropriate, data from one Data Holder will be aggregated or pooled with data from other Data Holders. Any revenues arising from such aggregated or pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by Blackstone Credit & Insurance in its sole discretion, with Blackstone Credit & Insurance able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. If Blackstone enters into data services arrangements with portfolio companies and receives compensation from such portfolio companies for such data services, the Fund will indirectly bear its share of such compensation based on its pro rata ownership of such portfolio companies. Blackstone is expected to receive compensation for such data services, which is expected to include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, as well as fees, royalties and cost and expense reimbursement (including start-up
costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)). Additionally, Blackstone is expected to share and distribute the products from such data services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders will not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone creates incentives for Blackstone to cause the Fund to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.
Subject to applicable law and the conditions of the Fund’s co-investment exemptive relief, certain personnel of Blackstone-affiliated service providers may receive a management promote, an incentive fee and other performance-based compensation in respect of investments. Furthermore, subject to applicable law, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with non-investment personnel working on relevant matters (including salaries, benefits and other similar expenses).
By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged and consented to the existence or resolution of any such conflicts related to Blackstone affiliate service providers and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest to the fullest extent permitted by law.
Blackstone and Blackstone Credit
 & Insurance Strategic Relationships
. Blackstone and Blackstone Credit & Insurance have entered, and it can be expected that Blackstone and Blackstone Credit & Insurance in the future will enter, into both (i) strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or Blackstone Credit & Insurance (which will afford such investor special rights and benefits) that could (but is not required to) incorporate one or more strategies (including, but not limited to, a different sector and/or geographical focus within the same or a different Blackstone business unit) in addition to the Fund’s strategy and (ii) arrangements that involve an agreement or understanding to make an investment in or a capital commitment to (as applicable) the Fund and one or more Other Clients, as applicable (which can include a subscription or capital commitment, as applicable, already made recently to another Other Client) (any such overall relationship and/or multi-fund arrangement in the foregoing (i) and (ii), “Strategic Relationships”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or Blackstone Credit & Insurance strategies that would not apply to any other investor’s investment in the Fund. A Strategic Relationship often involves (but is not required to involve) an investor agreeing to make a capital commitment to or investment in (as applicable) multiple Blackstone or Blackstone Credit & Insurance Clients, one of which could include the Fund. Shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter)

or receive any other disclosure or reporting of the terms of or existence of any Strategic Relationship and will be unable to elect in the “most-favored-nations” election process (if any) any rights or benefits afforded through a Strategic Relationship (for the avoidance of doubt, no further disclosure or reporting information will be shared with the shareholders about any Strategic Relationship). Specific examples of such additional rights and benefits have included and can be expected to include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest (as applicable), secondment of personnel from the investor to Blackstone or Blackstone Credit & Insurance (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments
alongside Blackstone Credit & Insurance or Blackstone funds (including, without limitation, preferential or favorable allocation of co-investment
and preferential terms and conditions related to
co-investment
or other participation in Blackstone or Blackstone Credit & Insurance Clients (including in respect of any carried interest (as applicable) and/or management fees to be charged with respect thereto, as well as any additional discounts, reductions, reimbursements or rebates with respect thereto or other penalties that may result if certain target co-investment
allocations or other conditions under such arrangements are not achieved)). Any co-investment
that is part of a Strategic Relationship could include
co-investment
in investments made by the Fund. Blackstone, including its personnel (including Blackstone Credit & Insurance personnel), reserves the right to receive compensation from Strategic Relationships and could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Strategic Relationships. Strategic Relationships will in certain circumstances, result in fewer co-investment
opportunities (or reduced or no allocations) being made available to shareholders, subject to the 1940 Act.
Blackstone Credit
 & Insurance Value Creation Program
. The Value Creation Program is a global platform that is part of Blackstone’s Portfolio Operations Group (the “Portfolio Operations Group”) and seeks to provide access to a range of cost-saving, revenue-generating and best-practice sharing opportunities for Blackstone Credit & Insurance portfolio companies. The Portfolio Operations Group is organized into seven functional areas, across geographic regions and industry verticals:
Procurement
: Blackstone’s group purchasing program harnesses spending from portfolio companies across more than 75 categories, including IT hardware and software, office supplies, shipping, energy and telecommunications.
Healthcare Cost Containment
: Blackstone’s Equity Healthcare team partners with portfolio companies to optimize the strategy and value of healthcare spending by reducing cost and improving the quality of healthcare services received by employees and their dependents. Equity Healthcare is one of the largest private sector purchasers of healthcare services in the United States and has helped drive cumulative healthcare cost savings to portfolio companies and strengthened portfolio companies’ ability to attract and retain talent.
Lean Process
: The lean process team seeks to drive transformational improvements focused on material and information flows by reducing waste and non-value
add activities across manufacturing functions. It develops prescriptive solutions for portfolio companies and aligns with senior leadership to support tailored strategies and guide management teams in executing and sustaining improved workflow processes.
Leadership and Talent
: The Portfolio Operations Group employs the following strategies to optimize leadership and organizational performance: (i) delivering fit-for-purpose
resources to portfolio companies, which include
non-executive
chairpersons, board members, advisors, and operating specialists, (ii) strengthening company teams and organizational practices through assisting with restructuring, integrations and growth actions, and (iii) convening conferences for portfolio company executives to share best practices and improve alignment to the Firm.
Sustainability
: By improving the operation and maintenance of mechanical systems, the Portfolio Operations Group seeks to reduce energy spend while improving productivity, safety, and environmental performance.

Technology / BPO
: Blackstone’s Technology / BPO team helps the portfolio management teams recruit/upgrade their information technology leadership teams; import contemporary operating systems and application software to address their respective business priorities; leverage portfolio investments in technology companies to promote and serve the overall portfolio interests; and evaluate and negotiate preferred partnerships with digital/technology suppliers, advisors, and consultants from around the world.
Data Science
: The Firm has invested in a team of data scientists and engineers to help the portfolio companies realize operational efficiencies and drive new revenue through data and analytics. This team focuses on (i) building predictive models to enhance decision making; (ii) leveraging big data within operations; (iii) data visualization to democratize access to information; and (iv) data monetization.
Portfolio Operations Group
:
Members of Blackstone’s Portfolio Operations Group (including the Value Creation Program), who are Blackstone employees, are permitted to provide services to the Fund’s portfolio companies, including without limitation those related to the functional areas described above and other similar management consulting, operational and financial matters and are permitted to participate in the Firm co-investment
rights. Any payments made or fees paid (which fees or payments will also in certain instances be structured as a reimbursement of internal compensation costs for time spent) by such portfolio companies to Blackstone for services rendered to such portfolio companies will generally be no greater than what would be paid in an arm’s-length
transaction for similar overalls services, and such payments or fees received will not reduce the management fee payable by the Fund. As a result, Blackstone is likely to be incentivized to cause members of the Portfolio Operations Group to spend more time on the Fund’s portfolio companies as compared to portfolio companies of Other Clients that do reduce the management fee. On the other hand, there can be no assurance that members of the Portfolio Operations Group will be able to provide their services to portfolio companies and/or that any individuals within the Portfolio Operations Group will remain employed by Blackstone through the life of the Fund. The level of involvement and role of Blackstone’s Portfolio Operations Group within each part of Blackstone with respect to any of the Fund’s portfolio companies are expected to vary, including having no involvement or role at all. In addition, the Portfolio Operations Group will provide services to the Fund’s portfolio companies as described in more detail in “—Firm Affiliated Service Providers,” including facilitation of arrangements for Portfolio Companies relating to operational, administrative or management related matters from third parties or Firm affiliates, and other similar operational initiatives. These services can result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio companies.
See also “Firm Affiliated Service Providers” for further information regarding such programs
.
Buying and Selling Investments or Assets from Certain Related Parties
. The Fund and its portfolio companies may purchase investments or assets from or sell investments or assets to shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Fund or its portfolio companies, on the one hand, and shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board of Trustees or any shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone could have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third-party bids or obtain a third-party valuation prior to causing the Fund or any of its portfolio companies to purchase or sell any asset or investment from or to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

The Fund may sell or purchase an interest to or from a counterparty (such as another sponsor’s fund), while the same counterparty acquires or sells an interest in a portfolio company of an Other Client or Blackstone. While these transactions may be separate or non-contingent, due to the simultaneous or closely related timing of these transactions, there may be actual or perceived conflicts of interest in connection with such transactions due to Blackstone’s duties to the Fund on one hand, and such Other Client or Blackstone participating in the related transaction on the other, for example with respect to ensuring each transaction is separately in the best interests of the applicable Other Client and the Fund and that the valuations are fair and reasonable to each respective fund, among other things. To mitigate such conflicts, Blackstone could, for example, negotiate each such transaction independently and ensure there is not a cross-conditioned closing of the two transactions, to ensure that the terms of each such transaction stand on their own.
Other Firm Businesses, Activities and Relationships
. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, the Firm reserves the right to provide services in the future beyond those currently provided. Shareholders will not receive any benefit from any fees relating to such services.
In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests have the potential to preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone will from time to time determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of such conflicts of interest and the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading can be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller can permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).
The Fund may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit & Insurance may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest could be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.
In addition, the 1940 Act limits the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as BDCs under the 1940 Act. As a result of these restrictions, the Fund could be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.
Blackstone Credit & Insurance has received an exemptive order that permits certain funds, among other things, to co-invest
with certain other persons, including certain affiliates of Blackstone Credit & Insurance, and certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including Blackstone Credit & Insurance and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.
Transactions with Clients of Blackstone Insurance Solutions
. Blackstone Insurance Solutions (“BIS”) is the business segment of Blackstone Credit & Insurance that provides investment advisory services to insurers, including among others, (i) Fidelity & Guaranty Life Insurance Company and certain of its affiliates (“FGL”), (ii) Everlake Life Insurance Company and certain of its affiliates (“Everlake”), (iii) certain subsidiaries of Corebridge Financial, Inc. (“Corebridge”) and (iv) certain subsidiaries of Resolution Life Group Holdings Ltd. (“Resolution Life”). Certain of the insurers for which BIS provides services are, or may be in the future, owned, directly or indirectly, by Blackstone, the Fund, or Other Clients, in whole or in part. Actual or potential conflicts of interest will likely arise in relation to the funds, vehicles or accounts BIS advises or sub-advises,
including accounts where an insurer (including, without limitation, each of FGL, Everlake, Corebridge and Resolution Life) participates in investments directly and there is no separate vehicle controlled by Blackstone (for the purposes of this paragraph only, collectively, “BIS Clients,” and each BIS Client is an Other Client for purposes other than this paragraph). BIS Clients, including clients with whom Blackstone Credit & Insurance has an advisory relationship, have invested and are expected to continue investing in Other Clients and/or the Fund. Certain BIS Clients have investment objectives that overlap with those of the Fund (and Blackstone Credit & Insurance, or a business segment thereof, has entered into sub-management
agreements with BIS to manage (for a fee, which such fees may be shared with BIS) the assets of certain such BIS Clients with respect to investments that overlap in part with the Fund’s investment directive) or its portfolio companies and such BIS Clients may invest, as permitted by applicable law and the Fund’s co-investment
exemptive relief, alongside (or in lieu of) the Fund or such portfolio companies in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such portfolio companies. BIS Clients will also engage in a variety of activities, including participating in transactions related to the Fund and/or its portfolio companies (e.g., as originators, co-originators,
counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or its portfolio companies or in other transactions related to the Fund or its portfolio companies, BIS Clients may not invest or divest at the same time or on the same terms as the Fund or the applicable portfolio companies or at a different time or on different terms. BIS Clients are also permitted to acquire investments and portfolio companies directly or indirectly from the Fund, as permitted by applicable law and the Fund’s co-investment
exemptive relief. In circumstances where Blackstone Credit & Insurance determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone, Blackstone Credit & Insurance or the Adviser implements, the Adviser may determine to proceed with the applicable transaction (subject to oversight by the Board of Trustees and the applicable law to which the Fund is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone reserves the right, in its sole discretion, to involve independent members of the board of a portfolio company or a third-party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Adviser may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS is also expected to require the applicable BIS Clients participating in a transaction to consent thereto (including in circumstances where the Adviser does not seek the consent of the Board of Trustees). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest. Moreover, under certain circumstances (e.g., where a BIS Client participates in a transaction directly

(and not through a vehicle controlled by Blackstone) and independently consents to participating in a transaction), a BIS Client (or any other Blackstone Client participating via a similar arrangement) will not be an “Affiliate” as defined under the 1940 Act.
Allocation of Portfolios
. The Firm will, in certain circumstances, have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Fund and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool will have an opportunistic return profile, while others will have a return profile not appropriate for the Fund. Also, a pool can contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore among the Fund and Other Clients acquiring any of the assets, securities and instruments, although the Firm could, in certain circumstances, allocate value to the Fund and such Other Clients on a different basis than the contractual purchase price. Similarly, there will likely be circumstances in which the Fund and Other Clients will sell assets in a single or related transactions to a buyer. In some cases, a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis to determine the ultimate allocation of value, though it could also obtain third-party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Fund and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment of the Fund will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.
Insurance-Related Companies.
We may invest in or wholly own insurance-related companies (including newly formed entities) that enter into reinsurance arrangements with third-party insurance companies (a “Cedant”) that are not affiliated with the Fund (as such term is defined in Section 2(a)(3) of the 1940 Act) but may have assets managed by Blackstone Credit & Insurance. In such cases, these reinsurance arrangements would result in Blackstone Credit & Insurance (either directly or through sub-manager
arrangements with the Cedant) managing an account held by the Cedant whose assets support reinsurance obligations entered into by our insurance-related portfolio entity; provided that our insurance-related portfolio entity would not indirectly bear the fees related to any reinsurance arrangement with assets managed by Blackstone Credit & Insurance unless the Cedant that our insurance-related portfolio entity is reinsuring selected Blackstone Credit & Insurance as manager independently after considering third-party alternatives. The economic return to our insurance-related portfolio entity of such reinsurance arrangements would be reduced by the cost of any management fee expenses paid by the Cedant, even if the fees are paid to Blackstone Credit & Insurance (because such expenses would not offset the Fund’s management fee). The fees paid to Blackstone Credit & Insurance by the Cedant may exceed fees paid to BXCI by the Fund with respect to the Fund’s investment in the insurance-related portfolio entity. Blackstone Credit & Insurance will also manage or sub-manage
the general account or other accounts (including other insurance-related accounts) of certain of these third-party insurance companies and by entering into the reinsurance arrangement with our insurance-related portfolio entity, the Cedant would be anticipated to have more capacity to sell additional insurance products and thus obtain additional capital or assets, which can increase the assets managed by Blackstone Credit & Insurance on behalf of the Cedant. As a result of the foregoing, Blackstone Credit & Insurance will be incentivized to participate in and pursue more insurance-related transactions due to the prospect of earning such fees. Subject to compliance with the 1940 Act and applicable guidance, our insurance-related portfolio entity is expected to also engage affiliates to provide non-investment
management services from time to time consistent with applicable law.
See “Potential Conflicts of Interest—Portfolio Company Service Providers and Vendors.”

Other Affiliate Transactions and Investments in Different Levels of Capital Structure
.
The Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. While less common, subject to applicable law, from time to time the Fund could hold an investment in a different layer of the capital structure than an investor or another party with which Blackstone has a material relationship, in which case Blackstone will have an incentive to cause the Fund or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates will be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices could be averaged, which has the potential to be disadvantageous to the Fund. Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it is not always in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. Any applicable co-investment
exemptive order issued by the SEC may restrict the Fund’s ability to participate in follow-on
financings. Blackstone Credit & Insurance may in its sole discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there could be circumstances where Blackstone Credit & Insurance agrees to implement certain procedures to ameliorate conflicts of interest that involve a forbearance of rights relating to the Fund or Other Clients, such as where Blackstone Credit & Insurance is expected to cause the Fund or Other Clients to decline to exercise certain control-and/or
foreclosure-related
rights with respect to a portfolio company.
Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities may be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board of Trustees and, in some cases, the SEC.
In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and each shareholder acknowledges and agrees that in some cases, subject to applicable law, a decision by Blackstone Credit & Insurance to take any particular action could have the effect of benefiting an Other client and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Client’s investment in a portfolio company.
With respect to debt securities acquired or sold in a secondary transaction or syndication between the Fund, Other Clients, Blackstone Credit & Insurance, or Blackstone and a third-party in particular (following the issuance or origination of any financing or refinancing), Blackstone Credit & Insurance and/or such Other Clients could determine that no mitigation of any potential conflicts of interest with respect to such acquisition or sale is required. Further, the Fund and such Other Client, Blackstone, or Blackstone Credit & Insurance may exit their holdings in such portfolio company at different times, on different terms or otherwise on a non-pro rata basis if permitted by applicable law, including for example, the Fund acquiring (if permitted by applicable law) debt securities held by such Other Client, Blackstone, or Blackstone Credit & Insurance in such portfolio company (which could be at par or at a discount) as a part of a control acquisition or debt buyback or otherwise. Blackstone or Blackstone Credit & Insurance is expected to reach different conclusions for each such vehicle on the determination of whether, when and at what price to sell such securities based on the different termination dates, investment limitations and/or investment objectives of the Fund and such Other Clients (including in light of the perpetual nature of certain Other Clients), Blackstone Credit & Insurance or Blackstone or for other reasons, and this could result in Other Clients, Blackstone Credit & Insurance or Blackstone exiting its interests in a portfolio company earlier or at a higher price than the Fund (or vice versa
). Such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Fund.
Related Financing Counterparties
. The Fund may invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment
exemptive order. The Adviser requests in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its portfolio companies. Blackstone Credit & Insurance takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, Blackstone Credit & Insurance and their funds, and such other factors that Blackstone and Blackstone Credit & Insurance deem relevant under the circumstances. The cost of debt alone is not determinative.
It is possible that shareholders, Other Clients, their portfolio companies, co-investors
and other parties with material relationships with the Firm, such as shareholders of and lenders to the Firm and lenders to Other Clients and their portfolio companies (as well as Blackstone itself), could provide additional financing to portfolio companies of the Fund, subject to the requirements of the 1940 Act. The Firm could have incentives to cause the Fund and its portfolio companies to accept less favorable financing terms from a shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Fund occupies a different, and in particular, a more senior, position in the capital structure than a shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone could have an incentive to cause the Fund or portfolio company to offer financing terms that are more favorable to such parties. In the case of a related party financing between the Fund or its portfolio companies, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third-party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third-party analysis given the Firm’s scale in the market. If however any of the Firm, the Fund, an Other Client or any of their portfolio companies delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third-party participant in the syndicate, it might have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Adviser does not believe either of these effects is significant, but no assurance can be given to shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from shareholders or the Board of Trustees in the case of any of these conflicts.
The Firm could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (e.g., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions may be taken for the benefit of the Fund and its portfolio companies that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic
rights, by the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to both normal course ongoing matters (such as consent rights with respect to loan modifications in intercreditor agreements) and also decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) to hold only a non-controlling
interest in any such portfolio company, (iii) retaining a third-party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective portfolio companies, as the case may be), or (iv) create groups of personnel within the Firm separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its portfolio companies, the Firm can decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants. The efficacy of following the vote of third-party creditors will be limited in circumstances where the Fund or Other Client acquires all or substantially all of a relevant instrument, tranche or class of securities.
In connection with negotiating loans and bank financings in respect of Blackstone Credit & Insurance-sponsored transactions, Blackstone Credit & Insurance will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such Blackstone Credit & Insurance-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Adviser determines to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm may nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its portfolio companies receive market terms.
In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund will be permitted to take actions for its benefit, particularly if the Fund’s investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.
Although Other Clients can be expected to provide financing to the Fund and its portfolio companies subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular investment. Participation by Other Clients in some but not all financings of the Fund and its portfolio companies has the potential to adversely impact the ability of the Fund and its portfolio companies to obtain financing from third parties when Other Clients do not participate, as it could serve as a negative signal to market participants.
Any financing provided by a shareholder or an affiliate to the Fund or a portfolio company is not an investment in the Fund.
The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of Blackstone Credit & Insurance to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit & Insurance, in its sole discretion, to be fair and equitable over time.
Conflicting Fiduciary Duties to Debt Funds
. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Fund and its portfolio companies. The Firm owes a fiduciary duty and/or other obligations to these Other Clients as well as to the Fund and will encounter conflicts in the exercise of these duties and/or obligations. For example, if an Other Client purchases high yield securities or other debt instruments of a portfolio company of the Fund, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Fund, the Firm will encounter conflicts in providing advice to the Fund and to these Other Clients with regard to appropriate terms of such high yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. For example, in a bankruptcy proceeding, in circumstances where the Fund holds an equity investment in a portfolio company, the holders of such portfolio company’s debt instruments (which can include one or more Other Clients) could take actions for their benefit (particularly in circumstances where such portfolio company faces financial difficulties or distress) that subordinate or adversely impact the value of the Fund’s investment in such portfolio company. More commonly, the Fund could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them. These conflicts related to fiduciary duties to such Other Clients will not necessarily be resolved in favor of the Fund, and investors will not always be entitled to receive notice or disclosure of the occurrence of these conflicts.
Similarly, certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the Fund or its portfolio companies. The trading activities of those vehicles can differ from or be inconsistent with activities that are undertaken for the account of the Fund or its portfolio companies in any such securities or related securities. In addition, the Fund could not pursue an investment in a portfolio company otherwise within the investment mandate of the Fund as a result of such trading activities by Other Clients.
Arrangements with
Non-U.S.
Feeder Funds.
Our Common Shares may be sold to feeder vehicles that are not affiliated persons (as that term is used in Section 2(a)(3) of the 1940 Act) of the Fund, primarily owned by
non-U.S.
persons, and created to hold our Common Shares (each, a
“Non-U.S.
Feeder Fund”). It is expected that one or more
Non-U.S.
Feeder Funds will offer their interests and/or pay distributions in a currency other than the U.S. dollar and seek to hedge currency risk, as our Common Shares are offered and receive distributions in U.S. dollars. In the future, we may provide a loan or revolving or other line of credit or similar financial support (a “facility”) to a
Non-U.S.
Feeder Fund in order to support such
Non-U.S.
Feeder Fund’s currency hedging activities and related financial obligations, which may take the form of a credit facility drawable in certain circumstances to repay a third-party credit facility provided to the
Non-U.S.
Feeder Fund or amounts owed by the
Non-U.S.
Feeder Fund to currency hedging counterparties, service providers or other third parties relating to its currency hedging activities. A facility may take other forms, including a guarantee or other obligation to fund capital upon the occurrence of certain events. Under any such arrangements, we may be required to, among other things, comply with certain financial and other covenants. We expect to receive compensation from the
Non-U.S.
Feeder Fund, which may be based on a fixed or variable interest rate. A facility may not have scheduled amortization payments. Additionally, a
Non-U.S.
Feeder Fund would be expected to pledge its assets to us in connection with such an arrangement, which would include pledging our Common Shares. To the extent such a facility is extended to the
Non-U.S.
Feeder Fund, repayment of such facility extended by a third party or by us may be subordinated to (i) distributions by the
Non-U.S.
Feeder Fund to its investors in the form of dividends or other income, (ii) satisfaction of repurchase or redemption requests by investors in the
Non-U.S.
Feeder Fund, (iii) satisfaction of amounts owed to one or more hedging counterparties of the
Non-U.S.
Feeder Fund and/or (iv) satisfaction of amounts owed under a third-party credit facility provided to, or to other financial obligations of, the
Non-U.S.
Feeder Fund. In addition, if the facility we provide is on an unsecured basis, or if on a secured basis and there are other secured claims senior to ours, such secured creditors would generally control the liquidation of collateral and the
Non-U.S.
Feeder Fund’s obligation to repay us will rank junior in priority to that of such secured creditors. It is anticipated that a
Non-U.S.
Feeder Fund will invest all or substantially all of its investable assets in our Common Shares. As a result, a
Non-U.S.
Feeder Fund (i) will have limited sources of cash to repay any facility extended by a third party or by us, and repayment of any such facility would generally come from proceeds from repurchase requests by the
Non-U.S.
Feeder Fund of our Common Shares pursuant to the share repurchase program, even though other sources of repayment may be available, and (ii) may not be able to repay any such facility prior to maturity or at all. In the event that a
Non-U.S.
Feeder Fund fails to meet its obligations to us under a facility and we exercise contractual remedies, it could result in ownership of our Common Shares transferring from the
Non-U.S.
Feeder Fund to us outside of the share repurchase program, which would be more likely to occur in periods of financial stress. This could also occur during periods when we are prorating pursuant to the share repurchase program. As a result, our Common Shares held by the
Non-U.S.
Feeder Fund may be repurchased by us in full or at a greater rate than our repurchases of Common Shares from shareholders redeeming under the share repurchase program. Furthermore, we may be required to fund the facility during a period when we are prorating pursuant to the share repurchase program. In addition, the Adviser, or an affiliate, may provide assistance to the
Non-U.S.
Feeder Fund with respect to its currency hedging activities without compensation. In connection with any such assistance, the
Non-U.S.
Feeder Fund may decide to enter into hedge positions that could have a greater risk of loss and result in an increased use of the facility. We do not expect to enter into financing arrangements, including any facility, with a
Non-U.S.
Feeder Fund prior to existing shareholders having had the opportunity to tender their shares without proration (if any) during a 12 month period pursuant to the terms of the share repurchase program.
See
“
Share Repurchase Program
”.
Other Blackstone and Blackstone Credit
 & Insurance Clients; Allocation of Investment Opportunities
. Certain inherent conflicts of interest arise from the fact that the Adviser, Blackstone Credit & Insurance and Blackstone provide investment management, advisory and sub-advisory
services to the Fund and Other Clients.

Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. Blackstone Credit & Insurance has adopted guidelines and policies, which can be expected to be updated from time to time, regarding allocation of investment opportunities. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients.
Blackstone Credit & Insurance provides investment management services to Other Blackstone Credit & Insurance Clients. In addition, Blackstone provides investment management services to Blackstone Clients. Blackstone Credit & Insurance will share appropriate investment opportunities (and sale opportunities) (including, without limitation, secondary market transactions and certain syndicated primary issuance transactions (which generally will not be originated investments)) with Other Clients and the Fund in accordance with Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions held by the Fund and the applicable Other Clients), taking into account actual and anticipated investments and capital commitments (as appropriate), available cash, asset based leverage and relative capital of the Fund and the applicable Other Clients and such other factors as Blackstone Credit & Insurance determines in good faith to be appropriate.
To the extent an opportunity is shared with one or more Other Clients, Blackstone Credit & Insurance expects that such Other Clients generally will invest on substantially the same economic terms available to the Fund (including sharing of transaction fees and expenses) and generally will exit investments at the same time and on substantially the same economic terms as the Fund, and on a pro rata basis with the Fund subject to legal, tax, regulatory, accounting or applicable considerations (including the terms of the governing agreements of, or portfolio management considerations applicable to, the Fund or such Other Clients); provided that the Fund may syndicate a portion of an investment where Other Clients do not also syndicate a portion of the investment or vice versa.
See also “Transactions with Clients of Blackstone Insurance Solutions.”
To the extent the Fund invests in affiliate registered funds and/or business development companies, such registered funds and/or business development companies will follow their own allocation policy, which may differ from Blackstone Credit & Insurance’s policy and include different or additional allocation factors to those factors set out below.
Allocation Methodology Considerations
Notwithstanding the foregoing, Blackstone and/or Blackstone Credit & Insurance may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities (provided that specific allocation policies may vary between Blackstone Clients): (i) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles; (ii) the Fund’s and/or the Other Clients’ investment strategies, mandates, guidelines, limitations, restrictions, terms and objectives (including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings), other contractual provisions (including Other Clients with minimum allocation provisions), focus (including investment focus on a classification attributable to an investment, such as maturity), parameters and investor preferences of the Fund and the Other Clients (including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts or other investment vehicles (whether now in existence or which may be established in the future)) with similar investment strategies and objectives); (iii) diversification and concentration considerations in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector, geography, region, location, market or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro
rata investment positions in the

portfolio of the Fund and Other Clients; (iv) liquidity considerations of the Fund and the relevant Other Clients (a) during a ramp up (which includes the period prior to or after the initial closing of an Other Client during which Blackstone may deploy funds already invested or committed (or that Blackstone anticipates will be invested or committed) and can continue for a period during an Other Client’s fundraising and/or acceptance of future subscriptions as deemed appropriate by the Firm, including to protect against zero or de minimis allocations or in anticipation of future subscriptions), (b) the availability of warehouse vehicles or arrangements for the benefit of current Other Clients or potential future Other Clients, including both Blackstone-controlled and third-party warehouse arrangements, or (c) wind-down of one or more of the Fund or such Other Clients, proximity to the end of the Fund’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) legal, tax, accounting, political, national security and other considerations or consequences; (vi) regulatory or contractual provisions, obligations, terms, limitations, restrictions or consequences relating to the Fund or Other Clients (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Fund or Other Clients); (vii) avoiding a de minimis or odd lot allocation; (viii) availability and degree of leverage and any requirements or other terms of the investment, or of any existing leverage facilities; (ix) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, location, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients; (xi) the management of any actual or potential conflict of interest; (xii) with respect to investments that are made available to Blackstone Credit & Insurance by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available for the Fund and all Other Clients;
(xiii) co-investment
arrangements; (xiv) available capital of the Fund and such Other Clients; (xv) timing expected to be necessary to execute an investment; (xvi) sourcing of the investment; (xvii) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment; (xviii) expected investment return, (xix) expected cash characteristics (such as cash-on-cash
yield, distribution rates or volatility of cash flows); (xx) capital expenditure required as part of the investment; (xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment); (xxii) timing expected to be necessary to execute an investment; (xxiii) whether Blackstone Credit & Insurance believes that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the Fund, Other Clients and/or Blackstone; and (xxiv) any other considerations deemed relevant by Blackstone Credit & Insurance. For the avoidance of doubt and notwithstanding anything herein to the contrary, an affiliate of Blackstone Credit & Insurance from time to time will be allocated for its own account a portion of certain origination opportunities that otherwise would be appropriate investment opportunities for Other Clients.
Subject to the requirements of the 1940 Act and the Fund’s
co-investment
exemptive order, Blackstone Credit & Insurance shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if Blackstone Credit & Insurance determines in good faith that such opportunity (or portion thereof) should not be presented to the Fund, including for any one or a combination of the reasons specified above, or if Blackstone Credit & Insurance is otherwise restricted from presenting such investment opportunity to the Fund.
Investment Alongside Regulated Funds
In addition, Blackstone Credit & Insurance has received an exemptive order from the SEC that permits certain existing and future Regulated Funds, including the Fund, among other things, to co-invest
with certain other persons, including certain affiliates of, or funds managed and controlled by, Blackstone Credit & Insurance, and its affiliates, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within certain established investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). If the aggregate targeted investment sizes of the

Fund, such Other Blackstone Credit & Insurance Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, then the allocation of such investment opportunity to each such entity will be reduced proportionately based on their respective “available capital” as defined in the co-investment
exemptive order. Such reduction may result in allocation to the Fund in an amount less than what it would otherwise have been if such other entities did not participate in such investment opportunity.
The
co-investment
exemptive order also restricts the ability of the Fund (or any Other Blackstone Credit & Insurance Client) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund risks being unable to make investments in different parts of the capital structure (e.g., equity investments, debt investments, hybrid securities, etc.) of the same issuer in which a Regulated Fund has invested or seeks to invest. Likewise, Regulated Funds and Other Blackstone Credit & Insurance Clients that are not Regulated Funds risk being unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest.
Further, the Fund may be unable to participate in or effect certain transactions, or take certain actions in respect of certain investments, on account of applicable restrictions under the 1940 Act, related guidance from the SEC and/or the Fund’s exemptive order. For example, the Fund may be restricted from participating in certain transactions or taking certain actions in respect of portfolio companies in which certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates and/or a Regulated Fund has also invested, which may include, but are not limited to:

•	declining to vote;

•	participating in a potential co-investment opportunity (as such participation may not comply with the conditions of the co-investment exemptive order);

•	exercising rights with respect to any such investment; or

•	declining to participate in follow-on investments.
The Fund may also be required to sell an investment to avoid potential violations of the 1940 Act or for other reasons. In such cases, the Fund’s interests in an investment may be adversely affected, including by resulting in the dilution of or decrease in the value of the Fund’s investment or in the Fund being put in a disadvantageous position with respect to the investment as compared to Other Blackstone Credit & Insurance Clients, including other Regulated Funds. Whether the Fund participates or declines to participate in any such action or transaction will be made by the Adviser in its sole discretion, subject to the Adviser’s fiduciary duties and applicable law, including the 1940 Act and/or the exemptive order. There is no assurance that any such determination will be resolved in favor of the Fund’s interests. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change. Additionally, Blackstone Credit & Insurance could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments
involving the Fund, any Other Blackstone Credit & Insurance Client and any Regulated Funds, any of which could impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made available to the Fund.
Moreover, with respect to Blackstone Credit & Insurance’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), Blackstone Credit & Insurance and Blackstone have established general guidelines and policies, which it can be expected to update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed assets) and other matters. In addition, certain Other Clients can receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions could result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments. Additionally, investment opportunities sourced by Blackstone Credit & Insurance will be allocated in accordance with Blackstone’s and Blackstone Credit & Insurance’s allocation policies, which provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and Blackstone Credit & Insurance believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit & Insurance and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit & Insurance will, subject to applicable law and the terms of the Fund’s co-investment exemptive relief, be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit & Insurance, the Fund and Other Blackstone Credit & Insurance Clients.
When Blackstone Credit & Insurance determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or Blackstone Credit & Insurance provides the opportunity or offers the opportunity to Other Clients (or other parties, including portfolio companies), Blackstone or Blackstone Credit & Insurance, including their personnel (including Blackstone Credit & Insurance personnel), will, in certain circumstances, receive compensation from the Other Clients and/or other parties, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. As a result, Blackstone Credit & Insurance (including Blackstone Credit & Insurance personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients and/or other parties. In addition, in some cases Blackstone or Blackstone Credit & Insurance can be expected to earn greater fees when Other Clients participate alongside or instead of the Fund in an investment.
Blackstone Credit & Insurance makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit & Insurance, or circumstances not foreseen by Blackstone Credit & Insurance at the time of allocation, can cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit & Insurance expects to be consistent with the Fund’s return objectives will, in certain circumstances, fail to achieve them.
The Adviser is permitted, but will be under no obligation to, provide co-investment
opportunities relating to investments made by the Fund to Fund shareholders, Other Clients, investors in such Other Clients, subject to the Fund’s exemptive relief and the 1940 Act. Such co-investment
opportunities may be offered to such parties in the Adviser’s discretion subject to the Fund’s exemptive relief. From time to time, Blackstone Credit & Insurance may form one or more funds or accounts to co-invest
in transactions with the Fund (or transactions alongside any of the Fund and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Fund has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Fund may be allocated to Other Clients or to co-investors
in Blackstone Credit & Insurance’s discretion pursuant to the Fund’s exemptive relief.
Orders may be combined for the Fund and other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit & Insurance or its affiliates consider equitable.

Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or Blackstone Credit & Insurance may pay management fees and performance-based compensation in connection with such arrangements. Blackstone or Blackstone Credit & Insurance may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of these rebates may relate to allocations of co-investment
opportunities and increase if certain
co-investment
allocations are not made. While it is possible that the Fund will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Fund and/or shareholders. This means that co-investment
opportunities that are sourced by the Fund may be allocated to investors that are not shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.
Underlying Investment Companies or BDCs.
We may invest in investment companies or BDCs managed by affiliate of the Adviser, which could result in conflicts of interest. For example, the Adviser and its affiliates may be incentivized to cause us to invest in such investment companies or BDCs to help achieve economies of scale for such vehicles. In addition, the Adviser and its affiliates may be conflicted when determining whether and in what manner to submit repurchase requests to such underlying investment companies or BDCs, including in order to avoid repurchase requests exceeding the amount offered. As a result we may end up deploying more of our assets into such vehicles than we would otherwise have done absent such conflicts.
See “Risks Related to the Fund’s Investments – Investments in Underlying Investment Companies or BDCs Risk.”
Certain Investments Inside the Fund’s Mandate that are not Pursued by the Fund
. Under certain circumstances, Blackstone or Blackstone Credit & Insurance can be expected to determine not to pursue some or all of an investment opportunity within the Fund’s mandate, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective portfolio companies or Blackstone. In addition, Blackstone Credit & Insurance will, in certain circumstances, determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by Blackstone Credit & Insurance in its good faith discretion, or the investment is not appropriate for the Fund for other reasons as determined by Blackstone Credit & Insurance in its good faith reasonable sole discretion. In any such case Blackstone or Blackstone Credit & Insurance could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients could be advised by a different Blackstone or Blackstone Credit & Insurance business group with a different investment committee, which could determine an investment opportunity to be more attractive than Blackstone Credit & Insurance believes to be the case. In any event, there can be no assurance that Blackstone Credit & Insurance’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. Blackstone and Blackstone Credit & Insurance, including their personnel, are permitted to receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. In some cases, Blackstone or Blackstone Credit & Insurance earns greater fees when Other Clients participate alongside or instead of the Fund in an investment.

Cross Transactions
.
Situations can arise where certain assets held by the Fund are transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act.
Co-Investment
.
The Fund will
co-invest
with its shareholders, limited partners and/or shareholders of the Other Clients, the Firm’s affiliates and other parties with whom Blackstone Credit & Insurance has a material relationship. The allocation of co-investment
opportunities is entirely and solely in the discretion of Blackstone Credit & Insurance, subject to applicable law. In addition to participation by consultants in specific transactions or investment opportunities, consultants and/or other Firm employees may be permitted to participate in the Firm’s side-by-side
co-investment
rights. Such rights generally do not provide for an advisory fee or carried interest payable by participants therein and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side.
Furthermore, Other Clients will be permitted (or have a preferred right) to participate in the Firm’s side-by-side
co-investment
rights.
In certain circumstances, Blackstone Credit & Insurance will determine that a co-investment
opportunity should be offered to one or more third parties (such investors,
“Co-Investors”),
including investors in one or more Other Clients, and will maintain sole discretion with respect to which
Co-Investors
are offered any such opportunity. We are not restricted from engaging in transactions with Other Clients that are not affiliated persons within the meaning of the 1940 Act. It is expected that many investors who will, in certain circumstances, have expressed an interest in co-investment
opportunities will not be offered or allocated any
co-investment
opportunities or will, in certain circumstances, receive a smaller amount of co-investment
opportunities than the amount requested. Any
co-investments
offered by Blackstone Credit & Insurance will be on such terms and conditions (including with respect to advisory fees, performance-based compensation and related arrangements and/or other fees applicable to co-investors)
as Blackstone Credit & Insurance determines to be appropriate in its sole discretion on a case-by-case
basis, which may differ amongst
co-investors
with respect to the same
co-investment.
In addition, the performance of Other Clients
co-investing
with the Fund is not considered for purposes of calculating the incentive fee payable by the Fund to the Adviser. Furthermore, the Fund and
co-investors
will often have different investment objectives and limitations, such as return objectives and maximum hold period. Blackstone Credit & Insurance, as a result, will have conflicting incentives in making decisions with respect to such opportunities. Even if the Fund and any such parties invest in the same securities on similar terms, conflicts of interest will still arise as a result of differing investment profiles of the investors, among other items, and there is no guarantee that decisions will be made in a manner that prioritizes the interests of Clients over those of such other parties.

1.
General
Co-Investment
Considerations
. There are expected to be circumstances where an amount that would otherwise have been invested by the Fund is instead allocated to co-investors
(who could be shareholders of the Fund or limited partners of Other Clients) or supplemental capital vehicles, and there is no guarantee that any shareholders will be offered any particular co-investment
opportunity. Each
co-investment
opportunity (should any exist) is likely to be different, and allocation of each such opportunity will depend on the facts and circumstances specific to that unique situation (e.g., timing, industry, size, geography, asset class, projected holding period, exit strategy and counterparty). Different situations will require that the various facts and circumstances of each opportunity be weighted differently, as Blackstone Credit & Insurance deems relevant to such opportunity. Such factors are likely to include, among others, whether a co-investor
adds strategic value, industry expertise or other similar synergies; whether a potential co-investor
has expressed an interest in evaluating
co-investment
opportunities; whether a potential
co-investor
has an overall strategic relationship with the Firm; whether a potential co-investor
has demonstrated a long-term and/or continuing commitment to the potential success of Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients or other co-investments
(including whether a potential
co-investor
will help establish, recognize, strengthen and/or cultivate relationships that can provide indirectly longer-term benefits to the Fund or Other Clients and their respective underlying portfolio companies, or whether the potential co-investor
has significant capital under management by the Firm or intends to increase such amount); the ability of a potential
co-investor
to commit to a
co-investment
opportunity within the required timeframe of the particular transaction; Blackstone Credit & Insurance’s assessment of a potential co-investor’s
ability to invest an amount of capital that fits the needs of the investment (taking into account the amount of capital needed as well as the maximum number of investors that can realistically participate in the transaction); whether the co-investor
is considered “strategic” to the investment because it is able to offer the Fund certain benefits, including but not limited to, the ability to help consummate the investment, the ability to aid in operating or monitoring the portfolio company or the possession of certain expertise; the transparency, speed and predictability of the potential co-investor’s
investment process; whether the Firm has previously expressed a general intention to seek to offer co-investment
opportunities to such potential
co-investor;
whether a potential
co-investor
has the financial and operational resources and other relevant wherewithal to evaluate and participate in a co-investment
opportunity; the familiarity the Firm has with the personnel and professionals of the investor in working together in investment contexts (which may include such potential co-investor’s
history of investment in other Firm
co-investment
opportunities); the extent to which a potential
co-investor
has committed to an Other Client; the size of such potential co-investor’s
interest to be held in the underlying portfolio company as a result of the Fund’s investment (which is likely to be based on the size of the potential co-investor’s
capital commitment or investment in the Fund); the extent to which a potential co-investor
has been provided a greater amount of
co-investment
opportunities relative to others; the ability of a potential co-investor
to invest in potential
add-on
acquisitions for the portfolio company or participate in defensive investments; the likelihood that the potential co-investor
would require governance rights that would complicate or jeopardize the transaction (or, alternatively, whether the investor would be willing to defer to the Firm and assume a more passive role in governing the portfolio company); any interests a potential co-investor
might have in any competitors of the underlying portfolio company; the tax profile of the potential co-investor
and the tax characteristics of the investment (including whether the potential co-investor
would require particular structuring implementation or covenants that would not otherwise be required but for its participation or whether such co-investor’s
participation is beneficial to the overall structuring of the investment); whether a potential co-investor’s
participation in the transaction would subject the Fund and/or the portfolio company to additional regulatory requirements, review and/or scrutiny, including any necessary governmental approvals required to consummate the investment; the potential co-investor’s
interaction with the potential management team of the portfolio company; whether the potential co-investor
has any existing positions in the portfolio company (whether in the same security in which the Fund is investing or otherwise); whether there is any evidence to suggest that there is a heightened risk with respect to the potential co-investor
maintaining confidentiality; whether the potential
co-investor
has demonstrated a long-term and/or continuing commitment to the potential success of the Fund, other affiliated funds and/or other co-investments,
including the size of such commitment; whether the potential co-investor
has any known investment policies and restrictions, guideline limitations or investment objectives that are relevant to the transaction, including the need for distributions; whether the expected holding period and risk-return profile of the investment is consistent with the stated goals of the investor and the expected underwriting of the investment; whether a particular co-investment
party has provided value in the sourcing, establishing relationships, participating in diligence and/or negotiations for such potential transaction or is expected to provide value to the business or operations of a portfolio company post-closing; and such other factors as Blackstone Credit & Insurance deems relevant and believes to be appropriate under the circumstances. The factors listed in the foregoing sentence are neither presented in order of importance nor weighted, except that Blackstone Credit & Insurance has historically primarily relied upon the following two factors in making the determination to offer co-investment
opportunities to
co-investors:
(i) whether the potential
co-investor
has demonstrated a long-term and/or continuing commitment to the potential success of the Fund (including whether a potential co-investor
will help establish, recognize, strengthen and/or cultivate relationships that can provide indirectly longer-term benefits to the Fund or Other Clients and their respective underlying portfolio companies), other affiliated funds, and/or other co-investments,
including the size of any such commitment and fee revenue or profits generated for the benefit of

Blackstone Credit & Insurance or Blackstone as a result thereof and (ii) the ability of a potential co-investor
to process a
co-investment
decision within the required timeline of the particular transaction. Except as otherwise described herein, co-investors
generally will not share Broken Deal Expenses (as defined below) with the Fund and Other Clients, with the result that the Fund and such Other Clients will bear all such Broken Deal Expenses, and such expenses can be significant. However, the Adviser does not intend to offer any such co-investment
opportunities to shareholders in their capacity as shareholders. Blackstone Credit & Insurance may (but is not required to) establish co-investment
vehicles (including dedicated or “standing”
co-investment
vehicles) for one or more investors (including third-party investors and investors in the Fund) in order to co-invest
alongside the Fund in one or more future investments. The existence of these vehicles could reduce the opportunity for other shareholders to receive allocations of co-investment.
In addition, the allocation of investments to Other Clients, including as described under “Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” herein, may result in fewer co-investment
opportunities (or reduced allocations) being made available to shareholders.

2.
Additional Potential Conflicts of Interest with respect to
Co-Investment;
Strategic Relationships Involving
Co-Investment
. In addition, the Adviser and/or its affiliates will in certain circumstances be incentivized to offer certain potential co-investors
(including, by way of example, as a part of an overall strategic relationship with the Firm) opportunities to co-invest
because the extent to which any such
co-investor
participates in (or is offered)
co-investment
opportunities can impact the amount of performance-based compensation and/or management fees or other fees paid by the co-investor.
The amount of carried interest or expenses charged and/or management fees paid by the Fund may be less than or exceed such amounts charged or paid by co-investment
vehicles pursuant to the terms of such vehicles’ partnership agreements and/or other agreements with co-investors,
and such variation in the amount of fees and expenses may create an economic incentive for Blackstone Credit & Insurance to allocate a greater or lesser percentage of an investment opportunity to the Fund or such co-investment
vehicles or
co-investors,
as the case may be. In addition, other terms of existing and future co-investment
vehicles may differ materially, and in some instances may be more favorable to Blackstone Credit & Insurance, than the terms of the Fund, and such different terms may create an incentive for Blackstone Credit & Insurance to manage such vehicles, which could result in the Fund receiving a lesser percentage of an investment opportunity than if such co-investment
vehicles did not exist. Such relationships will from time to time give rise to conflicts of interest, and there can be no assurance that such conflicts of interest will be resolved in favor of the Fund. Accordingly, any investment opportunities that would have otherwise been offered or allocated, in whole or in part, to the Fund can be reduced and made available to co-investment
vehicles.
Co-investments
may be offered by the Adviser on such terms and conditions as the Adviser determines in its discretion on a case-by-case
basis.

Fund
Co-Investment
Opportunities.
As a
closed-end
fund regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment
exemptive order issued by the SEC, the Fund may
co-invest
with Other Clients (including
co-investment
or other vehicles in which the Firm or its personnel invest and that co-invest
with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment
or other vehicles invest in the same securities, conflicts of interest may still arise.
We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict our ability to enter into follow-on
investments or other transactions. Pursuant to such order, we may co-invest
in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. We may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.
Investments in Portfolio Companies Alongside Other Clients
. From time to time, the Fund will
co-invest
with Other Clients (including
co-investment
or other vehicles in which the Firm or its personnel invest and that co-invest
with such Other Clients) in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law and/or any applicable
SEC-granted
order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest are still expected to arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles are not the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit & Insurance, as a result, could have conflicting goals with respect to the amount, price and timing of disposition opportunities. As such, subject to applicable law and any applicable order issued by the SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times on different terms and/or otherwise on a non-pro rata basis.
Firm Involvement in Financing of Third Party Dispositions by the Fund
. The Fund is permitted to dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Fund. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Fund can give rise to potential or actual conflicts of interest.
Self-Administration of the Fund
.
Blackstone Credit & Insurance expects to provide certain fund administration services to the Fund rather than engage or rely on a third-party administrator to perform such services. The costs for providing these services are not included in the management fee under the Investment Advisory Agreement and will be paid separately by the Fund. Blackstone Credit & Insurance also reserves the right to charge the Fund a reduced rate for these services, or to reduce or waive such charges entirely, subject to the 1940 Act. Blackstone Credit & Insurance’s ability to determine the reimbursement obligation from the Fund creates a conflict of interest. Blackstone Credit & Insurance addresses this conflict by reviewing its fund administration costs to ensure that it is comparable and fair with regard to equivalent services performed by a non-affiliated
third party at a rate negotiated on an arm’s length basis. The Board of Trustees periodically reviews the reimbursement obligation.
Outsourcing
. Subject to applicable law and the oversight and, in certain circumstances, approval by the Board of Trustees, Blackstone may outsource to third parties several of the services performed for the Fund and/or its portfolio entities, including services (such as administrative, legal, accounting, tax, diligence, modeling, ongoing monitoring, preparation of internal templates and/or memos or other related services) that may be or historically have been performed in-house
by Blackstone and its personnel. For certain third-party service providers, the fees, costs and expenses of such service providers will be borne by the Fund, and in other circumstances, the fees, costs and expenses of such service providers will be borne by Blackstone. Certain third-party
service providers and/or their employees will dedicate substantially all of their business time to the Fund, Other Clients and/or their respective portfolio entities, while others will have other clients. In certain cases, third-party service providers and/or their employees may spend a significant amount of time at Blackstone offices, have dedicated office space at Blackstone, receive administrative support from Blackstone personnel or participate in meetings and events for Blackstone personnel, even though they are not Blackstone employees or affiliates. This creates a conflict of interest because Blackstone will have an incentive to outsource services to third parties due to a number of factors, including because retaining third parties will reduce Blackstone’s internal overhead and compensation costs for employees who would otherwise perform such services in-house.
The involvement of third-party service providers may present a number of risks due to Blackstone’s reduced control over the functions that are outsourced. There can be no assurances that Blackstone will be able to identify, prevent or mitigate the risks of engaging third-party service providers. The Fund may suffer adverse consequences from actions, errors or failures to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them. Outsourcing may not occur uniformly for all Blackstone managed vehicles and accounts and, accordingly, certain costs may be incurred by (or allocated to) the Fund through the use of third-party service providers that are not incurred by (or allocated to) Other Clients.
Material,
Non-Public
Information
.
Blackstone Credit & Insurance will come into possession of confidential information with respect to an issuer and other actual or prospective portfolio companies. Blackstone Credit & Insurance can be restricted from buying, originating or selling securities, loans, or derivatives on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know
basis only, and the Fund might not be free to act upon any such information. Therefore, the Fund will not always have access to confidential information in the possession of Blackstone Credit & Insurance that might be relevant to an investment decision to be made for the Fund. In addition, Blackstone Credit & Insurance, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, can choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.
Break-up
and Other Similar Fees.
Break-up
or topping fees with respect to the Fund’s investments can be paid to Blackstone Credit & Insurance. Alternatively, the Fund could receive the break-up
or topping fees directly.
Break-up
or topping fees paid to Blackstone Credit & Insurance or the Fund in connection with a transaction could be allocated, or not, to Other Clients or co-investment
vehicles that invest (or are expected to invest) alongside the Fund, as determined by Blackstone Credit & Insurance to be appropriate in the circumstances. Generally, Blackstone Credit & Insurance would not allocate break-up
or topping fees with respect to a potential investment to the Fund, an Other Client or co-investment
vehicle unless such person would also share in Broken Deal Expenses (as defined below) related to the potential investment. With respect to fees received by Blackstone Credit & Insurance relating to the Fund’s investments or from unconsummated transactions, shareholders will not receive the benefit of any fees relating to the Fund’s investments (including, without limitation, as described above). In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Fund has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees (including, without limitation, evaluation regarding value creation opportunities and sustainability risk mitigation)), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, and other similar fees and annual retainers (whether in cash or in-kind) are received by Blackstone, such fees will not be required to be shared with the Fund or the shareholders and will not reduce the management fee payable by the Fund.
Broken Deal Expenses.
Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated) (“Broken Deal Expenses”). Unless required by law or regulation, Blackstone Credit & Insurance is not required to and, in most circumstances, will not seek reimbursement of Broken Deal Expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors.
Examples of such Broken Deal Expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, meal, travel and entertainment expenses incurred, deposits or down payments which are forfeited in connection with unconsummated transactions, costs from onboarding (i.e., KYC) investment entities with a financial institution, commitment fees that become payable in connection with a proposed investment, consulting fees and expenses (including all expenses incurred in connection with any tax audit or investigation settlement), printing and publishing expenses, costs of negotiating co-investment
documentation (including
non-disclosure
agreements with counterparties), and legal, accounting, tax and other due diligence and pursuit costs and expenses including, for the avoidance of doubt, any Consultant expenses and including in certain circumstances, broken deal expenses associated with services (including transaction support services such as identifying potential investments) provided by portfolio companies, which may include expenses incurred prior to the commencement of the Fund’s investment activities. Any such Broken Deal Expenses could, in the sole discretion of Blackstone Credit & Insurance, be allocated solely to the Fund and not to Other Clients or co-investment
vehicles that could have made the investment, even when the Other Client or co-investment
vehicle commonly invests alongside the Fund in its investments or the Firm or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. The Adviser expects that until a potential investment of the Fund is formally allocated to an Other Client (it being understood that final allocation decisions are typically made shortly prior to closing an investment), the Fund is generally expected to bear the broken deal expenses for such investment, which may result in substantial amounts of broken deal expenses. In the event Broken Deal Expenses are allocated to an Other Client or a co-investment
vehicle, Blackstone Credit & Insurance or the Fund will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Client or co-investment
vehicle, as applicable.
Other Firm Business Activities.
The Firm, Other Clients, their portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its portfolio companies, such as fees for asset management (including, without limitation, management fees and carried interest/incentive arrangements), development and property management; portfolio operations support (such as those provided by Blackstone’s Portfolio Operations Group); arranging, underwriting (including without limitation, evaluation regarding value creation opportunities and sustainability risk mitigation); syndication or refinancing of a loan or investment (or other additional fees, including acquisition fees, loan modification or restructuring fees); servicing; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; investment banking and capital markets services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage; solutions and risk management services; data extraction and management products and services; fees for monitoring and oversight of loans or title insurance provided to portfolio companies or third parties; and other products and services. For example, the Firm or Other Clients may, directly or indirectly through a portfolio entity, from time to time acquire loans or other assets for the purpose of syndicating some or all the assets to the Fund and/or Other Clients, and may receive syndication or other fees in connection therewith. In addition, following an exit of the Fund’s investment in a portfolio company, Other Clients can continue to hold interests (debt and/or equity) in such portfolio company, and Blackstone can begin to earn fees or continue to earn fees from such portfolio company for providing services to such portfolio company, including, but not limited to, capital markets advice, group purchasing and health care brokerage, insurance and other similar services, which in each case will not offset or reduce the management fee applicable to the Fund. Conflicts of interest are expected to arise as a result. Such parties will also provide products and services for fees to the Firm, Other Clients and their portfolio companies, and their personnel and related parties, as well as third parties. Through its innovations group, Blackstone incubates (or otherwise invests in) businesses that are expected to provide goods and services to the Fund (subject to the requirements of the 1940 Act and applicable guidance) and Other Clients and their portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Fund and its portfolio companies would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund or shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its portfolio companies. The Fund and its portfolio companies will incur expenses in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm may receive fees associated with capital invested by co-investors
relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties will, in certain circumstances, also receive compensation in connection with origination activities, referrals and other related activities of such business, and unconsummated transactions.
The Fund will, as determined by Blackstone Credit & Insurance and as permitted by the governing fund documents, bear the cost of fund administration, compliance and accounting (including, without limitation, maintaining financial records, filing of the Fund’s tax returns, overseeing the calculation of the Fund’s net asset value, compliance monitoring (including diligence and oversight of the Fund’s other service providers), preparing reports to the Fund’s shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others, providing office space, equipment and office services), in house legal, tax planning and other related services provided by Firm personnel and related parties to the Fund and its portfolio companies, including the allocation of their compensation and related overhead otherwise payable by the Firm, or pay for their services at market rates, as discussed above in
“Self-Administration of the Fund.”
Such allocations or charges can be based on any of the following methodologies: (i) requiring personnel to periodically record or allocate their historical time spent with respect to the Fund or the Firm approximating the proportion of certain personnel’s time spent with respect to the Fund, and in each case allocating their compensation (including, without limitation, salary, bonus and benefits) and allocable overhead based on time spent, or charging their time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that the Firm believes represents a fair recoupment of expenses and a market rate for such services or (iii) any other similar methodology determined by the Firm to be appropriate under the circumstances. Certain Firm personnel will provide services to few, or only one, of the Fund and Other Clients, in which case the Firm could rely upon rough approximations of time spent by the employee for purposes of allocating the salary and overhead of the person if the market rate for services is clearly higher than allocable salary and overhead. However, any methodology (including the choice thereof) involves inherent conflicts and may result in incurrence of greater expenses by the Fund and its portfolio companies than would be the case if such services were provided by third parties.
Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio company to a third-party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.
Blackstone Credit & Insurance does not have any obligation to ensure that fees for products and services contracted by the Fund or its portfolio companies are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities Blackstone Credit & Insurance may not be aware of every commercial arrangement between the Fund and its portfolio companies, on the one hand, and the Firm, Other Clients and their portfolio companies, and personnel and related parties of the foregoing, on the other hand.

Except as set forth above, the Fund and shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by Blackstone Credit & Insurance, its affiliates or their personnel and related parties.
See also “Service Providers, Vendors and Other Counterparties Generally” and “Other Firm Business Activities.”
Securities and Lending Activities.
Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or will otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Fund and its portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements can be on a firm commitment basis or can be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by portfolio companies. There could also be circumstances in which the Fund commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may be permitted to receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/ or commissions for equity syndications to co-investment
vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will, from time to time, act as the managing underwriter, or a member of the underwriting syndicate or broker for the Fund or its portfolio companies, or as dealer, broker or adviser to a counterparty to the Fund or a portfolio company, and purchase securities from or sell securities to the Fund, Other Clients or portfolio companies of the Fund or Other Clients or advise on such transactions. Blackstone expects to also, on behalf of the Fund or other parties to a transaction involving the Fund or its portfolio companies, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Fund or its portfolio companies or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment
vehicles. Subject to applicable law, Blackstone expects to receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) incentive fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Fund. In addition, the management fee with respect to a shareholder generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. Subject to applicable law, including the conditions of the co-investment exemptive order, origination fees paid to Blackstone in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund. The Board of Trustees, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or adviser, on the other side of a transaction with the Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Fund and, by executing a subscription agreement for Common Shares in the Fund, a shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law.
When Blackstone serves as underwriter with respect to securities of the Fund or its portfolio companies, the Fund and such portfolio companies could from time to time be subject to a
“lock-up”
period following the offering under applicable regulations during which time the Fund or portfolio company would be unable to sell any securities subject to the
“lock-up.”
This could prejudice the ability of the Fund and its portfolio companies to dispose of such securities at an opportune time. In addition, Blackstone Securities Partners L.P. can serve as underwriter in connection with the sale of securities by the Fund or its portfolio companies. Conflicts would be expected to arise because such engagement would result in Blackstone Securities Partners L.P. receiving selling commissions or other compensation in connection with such sale.
See also “Portfolio Company Relationships Generally.”
Blackstone and Blackstone Credit & Insurance employees are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. The Fund will not receive any benefit from any such investments.
PJT.
On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill Group fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While PJT operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Fund and its portfolio companies, on the one hand, and PJT, on the other. The pre-existing
relationship between Blackstone and its former personnel, the overlapping ownership and co-investment
and other continuing arrangements between PJT and Blackstone can be expected to influence Blackstone Credit & Insurance to select or recommend PJT to perform services for the Fund or its portfolio companies, the cost of which will generally be borne directly or indirectly by the Fund. Given that PJT is no longer an affiliate of Blackstone, Blackstone and its affiliates are able to cause the Fund and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT. In addition, one or more investment vehicles controlled by Blackstone could be established to facilitate participation in Blackstone’s side-by-side
investment program by employees and/or partners of PJT.
Portfolio Company Relationships Generally.
The Fund’s portfolio companies, including special purpose vehicles that might be formed in connection with investments, are expected to be counterparties to or participants in agreements, transactions or other arrangements with the Fund, Other Clients, and/or portfolio companies of the Fund and Other Clients or other Blackstone affiliates and/or any portfolio companies of the foregoing for the provision of goods and services, purchase and sale of assets and other matters (including information-sharing and/or consulting). For example, from time to time, certain portfolio companies of the Fund or Other Clients will provide or recommend goods or services to Blackstone, the Fund, Other Clients, or other portfolio companies of the Fund or Other Clients (including “platform” investments of the Fund and Other Clients). As another example, it can also be expected that the management of one or more portfolio companies may consult with one another (or with one or more portfolio companies of an Other Client) in respect of seeking its expertise, industry view, or otherwise on a particular topic including but not limited to an asset and/or the purchase and /or sale thereof. Moreover, the Fund and/or an Other Client can consult with a portfolio company or a portfolio company of an Other Client as part of the investment diligence for a potential investment by the Fund or such Other Client. As a result of, or as part of such interactions or otherwise, personnel (including one or more members of the management team) at one portfolio company may also transfer to or become employed by another portfolio company (or a portfolio company of an Other Client), the Fund, Blackstone or their respective affiliates (or vice versa). Any such transfer may result in payments by the entity that such personnel is going to, to the entity such personnel is departing from. Although the Firm might determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, it is possible that such agreements, transactions or other arrangements might not have otherwise been entered into but for the affiliation with Blackstone Credit & Insurance and/or Blackstone. These agreements, transactions or other arrangements involve fees, commissions, discounts and/or servicing payments to Blackstone Credit & Insurance, any Blackstone affiliate (including personnel) or a portfolio company, none of which reduce the management fee payable by the Fund. This may give rise to actual or potential conflicts of interest for the Adviser, the Fund and/or their respective affiliates, as such agreements, transactions and arrangements may be more favorable for one portfolio company than another, thus benefiting the Fund or Other Clients at the expense of the other. For example, the Firm reserves the right to cause, or offer the opportunity to, portfolio companies to enter into agreements regarding benefits management, purchase of title and other insurance policies (which can be expected to include brokerage or placement thereof), and generally will be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other form sof shared risk retention from a third party or an affiliate of Blackstone Credit & Insurance or Blackstone, and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that can result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements will generally be entered into without the consent or direct involvement of the Fund and/or such Other Client or the consent of the Board of Trustees and/or the shareholders of the Fund or such Other Client (including, without limitation, in the case of minority and/or non-controlling
investments by the Fund in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Fund might not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to the Fund as otherwise would be the case if the counterparty were not related to the Firm.
In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Fund for one or more investment opportunities. It is also possible that certain portfolio companies of Other Clients will engage in activities that will have adverse consequences on the Fund and/or its portfolio companies. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) would not recognize the segregation of assets and liabilities as between separate entities and could permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Fund and/or its portfolio companies potentially will be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.
In addition, Blackstone and affiliates of Blackstone and Blackstone portfolio companies could also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors that fall within the Fund’s investment strategy, which would possibly compete with the Fund for investment opportunities (it being understood that such arrangements would give rise to conflicts of interest that would not necessarily be resolved in favor of the Fund).
Certain portfolio companies have established or invested in, or can be expected to in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Fund or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Fund’s investment strategy. Such vehicles, which would not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, have the potential to compete with the Fund for investment opportunities. Portfolio companies and affiliates of the Firm will also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that can be expected to compete with the Fund for investment opportunities (it being understood that such arrangements can give rise to conflicts of interest that would not necessarily be resolved in favor of the Fund). In addition, the Fund reserves the right to hold non-controlling
interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Fund’s control that would have adverse consequences on the Fund and/or its other portfolio companies.
Blackstone has also entered into certain investment management arrangements whereby it provides investment management services for compensation to insurance companies including (i) FGL and certain of its affiliates, (ii) Everlake and certain of its affiliates and (iii) certain subsidiaries of Corebridge and (iv) certain subsidiaries of Resolution Life. As of the date of the date hereof, Blackstone owns a 9.9% equity interest in the parent company of Everlake and Blackstone Clients own the remaining equity interests in the parent company of Everlake, and Blackstone owns a 9.9% equity interest in Corebridge. The foregoing insurance company investment management arrangements will involve investments by such insurance company clients across a variety of asset classes (including investments that would otherwise be appropriate for the Fund). As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or Other Clients. In the future Blackstone will likely enter into similar arrangements with other portfolio companies of the Fund, Other Clients or other insurance companies. Such arrangements have the potential to reduce the allocations of investments to the Fund, and Blackstone could be incentivized to allocate investments away from the Fund to such insurance company client under such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.
Further, portfolio companies with respect to which the Firm can elect members of the board of directors or a managing member could, as a result, subject the Fund and/or such directors or managing member to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Fund and any such portfolio company will be aligned, this will not always be the case. This has the potential to create conflicts of interest between the relevant director’s or managing member’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Fund, on the other hand. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund. For instance, such positions could impair the ability of the Fund to sell the securities of an issuer in the event a director receives material non-
public information by virtue of their role, which would have an adverse effect on the Fund. Furthermore, an employee of Blackstone serving as a director to a portfolio company owes a fiduciary duty and/or other obligations to the portfolio company, on the one hand, and the Fund, on the other hand, and such employee could be in a position where they must make a decision that is either not in the best interest of the Fund, or is not in the best interest of the portfolio company. Blackstone personnel serving as directors can make decisions for a portfolio company that negatively impact returns received by the Fund as an investor in the portfolio company. In addition, to the extent an employee serves as a director on the board of more than one portfolio company, such employees’ fiduciary duties among the two portfolio companies can be expected to create a conflict of interest. In general, the Adviser and Blackstone personnel will be entitled to indemnification from the Fund.
Portfolio Company Service Providers and Vendors
. Subject to applicable law, the Fund, Other Clients, portfolio companies of each of the foregoing and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (e.g., valuation support services), account management (e.g., treasury, customer due diligence), insurance, procurement, placement, brokerage and consulting services, cash management and monitoring consolidation, accounts receivable financing, corporate secretarial and executive assistant services, domiciliation, data services, directorship services, finance/budgeting and forecasting, financing management, human resources (e.g., the onboarding and ongoing development of personnel), communication, public relations and publicity, information technology and software systems support, corporate governance and entity management (e.g., liquidation, dissolution and/or otherwise end of term services), risk management and compliance, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, environmental due diligence support (e.g., review of property condition reports, energy consumption), climate accounting services, sustainability program management services, engineering services, services related to the sourcing, development and implementation of renewable energy, sustainability data collection and reporting services, capital planning services, operational coordination (i.e., coordination with joint venture partners, property managers), risk management, reporting (such as tax reporting, debt reporting or other reporting), tax and treasury, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services) and other services; (b) loan services (including, without limitation, monitoring, restructuring and work-out
of performing,
sub-performing
and nonperforming loans, administrative services, and cash management); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager or operating partner) of operational services); (d) operational services (i.e., general management of day to day operations), including, without limitation, personnel, construction management (such as management of general contractors on capital projects), leasing services (such as leasing strategy, management of third-party brokers, negotiation of major leases and negotiation of leases), project management (such as management of development projects, project design and execution, vendor management, and turnkey services); (e) risk management (tax and treasury); (f) transaction support services (including, without limitation, acquisition support; customer due diligence and related onboarding; liquidation; reporting; managing relationships with brokers, banks and other potential sources of investments, identifying potential investments, coordinating with investors, assembling relevant information, conducting financial and market analyses and modelling, coordinating closing/post-closing procedures for acquisitions, dispositions and other transactions, coordinating design and development works (such as recommending and implementing design decisions); and providing diligence and negotiation support to acquire the same; coordinating with investors; assembling relevant information, conducting financial and market analysis and modeling; coordinating closing/post-closing procedures for acquisitions, dispositions and other transactions; marketing and distribution, overseeing brokers, lawyers, accountants and other advisors, working with consultants and third parties to pursue entitlements; providing in-house
legal, sustainability and accounting services, assisting with due diligence, preparation of project feasibilities, site visits, transaction consulting and specification of technical analysis and review of (i) design and structural work, (ii) certifications, (iii) operations and maintenance manuals and (iv) statutory documents); (g) insurance procurement, placement, brokerage and consulting services; and (h) other services. Similarly, Blackstone Credit & Insurance, Other Clients and their portfolio companies can be expected to engage portfolio companies of the Fund to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by Blackstone Credit & Insurance and vice versa. Fees paid by the Fund or its portfolio companies to or value created by other portfolio company service providers do not reduce the management fee payable by the Fund and are not otherwise shared with the Fund. In certain circumstances, Blackstone can be expected to play a substantial role in overseeing the personnel of portfolio company service providers that provide services to the Fund, Other Clients and/or their portfolio companies on an ongoing basis, including with respect to the selection, hiring, retention and compensation of such personnel. For example, Blackstone expects that certain portfolio company service providers, as described below, with Blackstone’s oversight, will establish a team of personnel to provide support services exclusively to the Fund and its portfolio companies (and/or other investment funds or accounts managed or controlled by Blackstone). Further, Blackstone has multiple business lines, which may result in competition with a portfolio company for high performing executive talent and presents actual and potential conflicts of interest. For example, Blackstone may “poach” a portfolio company executive, or such executive may interview with Blackstone during the applicable contractual period with respect to such person’s existing position and later be hired by Blackstone after such period. A portfolio company may want to retain such executives or other employees, and regardless, Blackstone is under no obligation to avoid interviewing or hiring such employees.
Portfolio companies of the Fund and Other Clients some of which can be expected to provide services to the Fund and its portfolio companies include, without limitation, the following, and could include additional portfolio companies that might be formed or acquired in the future:
BTIG
. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Other Clients own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services.
Ontra (f.k.a. InCloudCounsel).
Ontra is a portfolio company of certain Other Clients that provides a contract automation and intelligence platform that utilizes artificial intelligence and a network of attorneys to support processing of routine contracts and tracking of obligations in complex agreements.
Sphera.
Sphera is a portfolio company of certain Other Clients that provides environmental, health and safety and ESG software services and data.

ASK Investment Management (“ASK”).
ASK is a portfolio company of certain Other Clients that provides investment management services.
Optiv
. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions.
PSAV
. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production.
Kryalos
. Blackstone through one or more of its funds has made a minority investment in Kryalos, an operating partner in certain real estate investments made by Other Clients.
Peridot Financial Services (“Peridot”) and Global Supply Chain Finance (“GSCF”)
. Blackstone through one or more of its Other Clients has made majority investments into Peridot and GSCF, which provide supply chain financing and accounts receivable services globally.
RE Tech Advisors (“RE Tech”)
. Blackstone through one or more of its funds has made a majority investment in RE Tech, an energy audit/consulting firm that identifies and implements energy efficiency programs, calculates return on investment and tracks performance post-completion.
Legence (f.k.a. Therma Holdings) (“Legence”)
. Legence is a portfolio company held by certain Other Clients that provides carbon reduction and energy management services.
Revantage
. Revantage is a portfolio entity of certain Blackstone Clients that provides corporate support services, including, without limitation, accounting, legal, tax, treasury, information technology and human resources and operational services and management services.
The Fund expects to invest in affiliated registered investment companies and/or business development companies that will engage affiliated portfolio company service providers and vendors implicating similar risks as those described herein.
There may be instances where current and former employees of Other Clients’ portfolio companies are seconded to or temporarily hired by the Fund’s portfolio companies or, at times, the Fund’s investments directly. Such secondments or temporary hiring of current and former employees of Other Clients’ portfolio companies by the Fund’s portfolio companies (or its investments) may result in a potential conflict of interest between the Fund’s portfolio companies and those of such Other Clients. The costs of such employees are expected to be borne by the Fund or its relevant portfolio companies, as applicable, and the fees paid by the Fund or such portfolio companies to, other portfolio company service providers or vendors do not offset or reduce the management fee.
The Fund and its portfolio companies will compensate one or more of these service providers and vendors owned by the Fund or Other Clients, including through incentive based compensation payable to their management teams and other related parties. Some of these service providers and vendors owned or controlled by the Fund or Other Clients may charge the Fund and its portfolio companies for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “—Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Fund or Other Clients pass through expenses on a cost reimbursement, no-profit
or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its portfolio companies to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, accounting and other professional fees and disbursements; office space and equipment; insurance premiums; technology expenditures, including hardware and software costs; costs to engage recruitment firms to hire employees; diligence expenses;
one-time
costs, including costs related to

building-out
and winding-down a portfolio company; costs that are of a limited duration or non-recurring (such as start-up
or technology
build-up
costs,
one-time
technology and systems implementation costs, employee
on-boarding
and severance payments, and readiness of initial public offerings and other infrastructure costs); taxes; and other operating and capital expenditures. Any of the foregoing costs, although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period (including in prior periods, such as where any such costs are amortized over an extended period), and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Fund could pay more than its pro rata
portion of fees for services. In addition, in certain circumstances, Blackstone also relies on the management team of a portfolio company with respect to the determination of costs and expenses and allocation thereof and does not oversee or participate in such determinations or allocations. Moreover, to the extent a portfolio company uses an allocated cost model with respect to fees, costs and expenses, such fees, costs and expenses are typically estimated and/or accrued quarterly (or on another regular periodic basis) but not finalized until year-end
and as a result, such
year-end
true-up
is subject to fluctuation and increases such that for a given year, the year-end
cumulative amount with respect to fees, costs and expenses may be greater than the sum of the quarterly estimates (or other periodic estimates where applicable) and/or accruals and therefore the Fund could bear more fees, costs and expenses at year-end
than had been anticipated throughout the year. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided are expected to vary depending on the types of services provided and the applicable asset class involved, and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in the Fund and its portfolio companies bearing less or more costs and expenses. In addition, a portfolio company that uses a “cost” basis methodology may, in certain circumstances, change its allocation methodology, for example, to charging a flat fee for a particular service or instance (or vice versa) or to another methodology described herein or otherwise, and such changes may increase or reduce the amounts received by such portfolio companies for the same services, and shareholders will not necessarily be entitled to receive notice or disclosure of such changes in allocation methodology. In certain instances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Fund and its portfolio companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons or even decide to amortize any costs or expenses to address accounting or operational considerations. Further, the Fund and its portfolio companies may compensate one or more of these service providers and vendors owned by the Fund or Other Clients through incentive-based compensation payable to their management teams and other related parties. Blackstone Credit & Insurance will not always perform or obtain benchmarking analysis or third-party
verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis, or in respect of incentive-based compensation. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Fund or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. If benchmarking is performed, the related expenses will be borne by the Fund, Other Clients and their respective portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit
or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Fund and its portfolio companies generally will not be reimbursed for any costs (such as start-up
costs or technology
build-up
costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by

Blackstone Credit & Insurance and vice versa. Fees paid by the Fund or its portfolio companies to these service providers do not offset or reduce the management fee payable to the Adviser.
Where compensation paid to an affiliated service provider from the Fund or its portfolio company is based on market rates, such compensation will not be based on the cost incurred by the applicable service provider and therefore will likely result in a profit to such service provider. In the event the service provider is an affiliate of Blackstone Credit & Insurance, Blackstone Credit & Insurance experiences a conflict of interest in determining the terms of any such engagement. There can be no assurance that an unaffiliated third party would not charge a lesser rate.
Service Providers, Vendors and Other Counterparties Generally
. Certain third-party advisors and other service providers and vendors or their affiliates to the Fund and its portfolio companies (including accountants, administrators, paying agents, depositories, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Fund or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above could be investors in the Fund, affiliates of the Adviser, sources of financing and investment opportunities or co-investors
or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Fund and/or such entities can be expected to indirectly benefit the Firm, the Other Clients and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its portfolio companies could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an adviser or service provider to perform services for the Fund, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Fund and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions, resulting in higher fees and expenses being borne by the Fund, than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities.
The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Fund and its portfolio companies for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Fund and its portfolio companies consummate a higher percentage of transactions with a particular law firm than the Firm, the Fund, Other Clients and their portfolio companies, the shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Fund or Other Clients or their portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its portfolio companies are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Fund and its portfolio companies can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Fund, the Other Clients and their portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on certain factors, including without limitation the volume of transactions entered into with such counterparty by the Firm, the Fund and its investment and/or portfolio companies in the aggregate or other factors.
Subject to applicable law, the Fund, Other Clients and their portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will, in certain circumstances, provide services. In some of these cases, the third party joint venture partner may be permitted to negotiate to not pay its pro rata
share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Clients and their portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.
The Firm expects to encourage service providers to funds and their investments to use, generally at market rates and/or on arm’s length terms (and/or on the basis of best execution, if applicable), the
Firm-affiliated
service providers in connection with the business of the Fund, portfolio companies, and unaffiliated entities. This practice creates a conflict of interest because it provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers without any reduction to the Fund’s management fee.
Certain portfolio companies that provide services to the Fund, Other Clients and/or portfolio companies or assets of the Fund and/or Other Clients could be transferred between and among the Fund and/or Other Clients (where the Fund might be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third-party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for Blackstone Credit & Insurance.
Firm Affiliated Service Providers
. Certain of the Fund’s, the Firm’s and/or portfolio companies’ advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisors and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors,
commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and Other Clients. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest such as those described above.
Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies can engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies would be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain investments, include:

1.
Aquicore
. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate, with a focus on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.

2.
Blackstone Capital Markets
. Blackstone Capital Markets Group is a Blackstone affiliate that Blackstone, the Fund and its portfolio companies, Other Clients and their portfolio companies, and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services.

3.
Equity Healthcare
. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain for themselves on an individual basis. The fees received by Equity Healthcare in connection with such services provided to investments will not reduce the management fee payable by the Fund.

4.
LNLS
. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that (i) acts as a title agent in facilitating and issuing title insurance, (ii) provides title support services for title insurance underwriters, (iii) in certain circumstances, provides courtesy title settlement services, and (iv) acts as escrow agent in connection with certain investments by the Clients, Other Clients and their portfolio companies, affiliates and related parties, and third parties including in certain cases Blackstone’s borrowers. In exchange for such services LNLS earns fees which would have otherwise been paid to third parties. If LNLS is involved in a transaction in which the Fund participates, Blackstone generally will benchmark the relevant costs to the extent market data is available except when LNLS is providing such services in a state where the insurance premium or escrow fee, as applicable, is regulated by the state or when LNLS is part of a syndicate of title insurance companies where the insurance premium is negotiated by other title insurance underwriters or their agents on an arm’s-length basis. Such benchmarking, where conducted, will assess whether LNLS rates are within a range that Blackstone has determined is reflective of title agency rates in the applicable and comparable markets. LNLS rates will not necessarily be equal to or lower than the median within such range.

In addition, Blackstone acquired a 9.9% interest in Corebridge, and in connection therewith has entered into a long-term asset management partnership with certain subsidiaries and/or affiliates of Corebridge to serve as the exclusive external manager with respect to certain asset classes within their investment portfolio, for compensation. While Blackstone will not control Corebridge, the aforementioned investment in Corebridge and asset management arrangements could incentivize Blackstone to cause (and Blackstone will benefit indirectly from causing) the Fund and/or its portfolio companies to engage Corebridge or its affiliates (including Corebridge Financial, Inc. and its other affiliates and subsidiaries) to provide various services and engage in other transactions and otherwise present conflicts of interests as a result of Blackstone’s interest and relationship therewith.
Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).
In connection with such relationships, Blackstone Credit & Insurance and, if required by applicable law, the Board of Trustees, will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include Blackstone Credit & Insurance’s experience with non-affiliated
service providers, benchmarking data and other methodologies determined by Blackstone Credit & Insurance to be appropriate under the circumstances (i.e., rates that fall within a range that Blackstone Credit & Insurance has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms and in certain circumstances, is expected to be in the top of the range). In respect of benchmarking, while Blackstone Credit & Insurance often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone Credit & Insurance affiliates in the applicable market or certain similar markets, relevant comparisons would not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets could receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset by asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Fund (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Firm-affiliated service providers that are the subject of the benchmarking analysis or to obtain detailed information about pricing of a service comparable to that being provided to the Fund from third-party service providers if such service providers anticipate that Blackstone will not in fact engage their services. For these reasons, such market comparisons would not necessarily result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Fund, Other Clients and their respective portfolio companies and will not reduce the management fee. Finally, in certain circumstances Blackstone Credit & Insurance may determine that third party benchmarking is unnecessary, including in circumstances where the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because in Blackstone Credit & Insurance’s view no comparable service provider offering such good or service (or an insufficient number of comparable service providers for a reasonable comparison) exists or because Blackstone Credit & Insurance has access to adequate market data (including from third party clients of the Firm-affiliated service provider that is the subject of the benchmarking analysis) to make the determination without reference to third party benchmarking. For example, in certain circumstances a Firm-affiliated service provider or a portfolio company service provider could provide services to third parties, in which case if the rates charged to such third parties are consistent with the rates charged to the Fund, Other Clients and their respective portfolio companies, then a separate benchmarking analysis of such rates is not expected to be prepared. Some of the services performed by Firm-affiliated service providers could also be performed by the Firm from time to time and vice versa. Fees paid by the Fund or its portfolio companies to or value created in Firm affiliated service providers or vendors do not reduce the management fee. These conflicts related to Firm-affiliated service providers will not necessarily be resolved in favor of the Fund, and shareholders might not be entitled to receive notice or disclosure of the occurrence of these conflicts.
Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work could vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), Blackstone Credit & Insurance and/or Blackstone or their respective affiliates (including personnel) potentially will pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, Blackstone Credit & Insurance and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, it is possible that certain advisors and service providers will provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their portfolio companies, although such advisors and service providers would not be considered employees of Blackstone or Blackstone Credit & Insurance. Similarly, Blackstone, Blackstone Credit & Insurance, each of their respective affiliates, the Fund, the Other Clients and/or their portfolio companies, can enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) whereby such counterparty would charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate.

In addition, investment banks or other financial institutions, as well as certain Blackstone employees, are expected to also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.
Transactions with Portfolio Companies
. The Firm and portfolio companies of the Fund and Other Clients operate in multiple industries and provide products and services to or otherwise contract with the Fund and its portfolio companies, among others. In the alternative, the Firm could form a joint venture with such a company to implement such referral arrangement. For example, such arrangements could include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Fund, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data services, consulting services, brokerage services, sustainability and clean energy consulting services, insurance procurement, placement, brokerage and consulting services, and other services) to portfolio companies of the Fund (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Fund and Other Clients and their respective portfolio companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to the Fund or portfolio companies of the Fund or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Fund or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as cash payments, additional equity ownership, participation in revenue share and/or milestones benefiting the referring or introducing party that are tied or related to participation by the portfolio companies of the Fund and/or of Other Clients, accruing to the party making the introduction (e.g., personnel of Blackstone, including the Adviser’s investment professionals). Such joint venture or business could use data obtained from such portfolio companies
(see “Data” elsewhere herein
)
. The Fund and the shareholders typically will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Fund and its portfolio companies. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to the Adviser. There could, however, be instances in which the applicable arrangements provide that the Fund or its portfolio companies share in some or all of any resulting financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Fund or one of its portfolio companies is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) could be similarly shared with the participating Other Clients or their respective portfolio companies.
The Firm is also permitted to enter into commercial relationships with third party companies, including those in which the Fund considered making an investment (but ultimately chose not to pursue). For example, the Firm could enter into an introducer engagement with such company, pursuant to which the Firm introduces the company to unaffiliated third parties (which can include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. This creates a conflict of interest because even though the Firm could benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Fund for Broken Deal Expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fee payable to the Adviser and otherwise described herein.

Additionally, the Firm or an affiliate thereof is expected to hold equity or other investments in companies or businesses (even if they are not “affiliates” of the Firm) that provide services to or otherwise contract with portfolio companies. Blackstone and Blackstone Credit & Insurance have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or Blackstone Credit & Insurance reserves the right to also make referrals and/or introductions to portfolio companies (which could result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or Blackstone Credit & Insurance that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from portfolio companies of the Fund and/or portfolio companies of Other Clients. These arrangements are expected to be entered into without the consent or direct involvement of the Fund. The Fund and the shareholders will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit & Insurance as a result of these relationships and/or participation by portfolio companies.
With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm is permitted to negotiate and execute agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm can be expected to use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.
Related Party Leasing
. Subject to applicable law, the Fund and its portfolio companies may lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to, but might not always, be at market rates. Blackstone can be expected to confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of the market given the scale of Blackstone’s real estate business. Blackstone will nonetheless have conflicts of interest in making these determinations, and with regard to other decisions related to such assets and investments. There can be no assurance that the Fund and its portfolio companies will lease to or from any such related parties on terms as favorable to the Fund and its portfolio companies as would apply if the counterparties were unrelated.
Cross-Guarantees and Cross-Collateralization
. While Blackstone Credit & Insurance generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Fund other than alternative investment vehicles and/or the Other Clients could require or prefer facing only one fund entity or group of entities, which can result in any of the Fund, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable governing documents thereof), which in each case could result in the Fund, such Other Clients, such portfolio companies and portfolio companies, and/or vehicles entering into a back-to-back
or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms could be available through a cross-collateralized arrangement, but it is not expected that any of the Fund or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis
such third party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Fund losing its interests in otherwise performing investments due to poorly performing or non-performing
investments of Other Clients in the collateral pool.
Similarly, a lender could require that it face only one portfolio company of the Fund and Other Clients, even though multiple portfolio companies of the Fund and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) portfolio companies of the Fund and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount can vary depending upon the type of financing or refinancing (e.g., cushions for refinancings could be smaller)). The portfolio companies of the Fund and Other Clients benefiting from a financing may enter into a back-to-back
or other similar reimbursement agreements whereby each agrees that no portfolio company bears more than its pro rata
portion of the debt and related obligations. It is not expected that the portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata
share of any financing
.
Joint Venture Partners
. The Fund reserves the right to enter into one or more joint venture arrangements with third party joint venture partners. Investments made with joint venture partners will often involve performance-based compensation and other fees payable to such joint venture partners, as determined by the Adviser in its sole discretion. The joint venture partners could provide services similar to those provided by the Adviser to the Fund. Yet, no compensation or fees paid to the joint venture partners would reduce the management fees payable by the Fund. Additional conflicts would arise if a joint venture partner is related to the Firm in any way, such as a limited partner investor in, lender to, a shareholder of, or a service provider to the Firm, the Fund, Other Clients, or their respective portfolio companies, or any affiliate, personnel, officer or agent of any of the foregoing and there is no assurance that any such conflicts would be resolved in favor of the Fund.
Diverse Shareholder Group
.
The Fund’s shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Adviser and Blackstone Credit & Insurance that may participate in the same investments as the Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments. As a consequence, conflicts of interest may arise in connection with the decisions made by the Adviser or Blackstone Credit & Insurance, including with respect to the nature or structuring of investments that may be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions, such as credit investments that, by consequence of the exercise of remedies related to such investments, adversely impact equity-like investments in respect of those same issuers. In selecting and structuring investments appropriate for the Fund, the Adviser or Blackstone Credit & Insurance will consider the investment and tax objectives of the Fund and the shareholders (and those of investors in other investment vehicles managed or advised by the Adviser or Blackstone Credit & Insurance) as a whole, not the investment, tax or other objectives of any shareholder individually.
In addition, certain shareholders also may be investors in Other Clients, including supplemental capital vehicles and co-investment
vehicles that invest alongside the Fund in one or more investments, consistent with applicable law and/or any applicable
SEC-granted
order. Shareholders also might include affiliates of the Firm, such as Other Clients, affiliates of portfolio companies of the Fund or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons may also invest in the Fund through the vehicles established in connection with the Firm’s side-by-side
co-investment
rights, subject to applicable law, in each case, without being subject to management fees, and shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Fund as shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm could have the ability to influence, directly or indirectly, these Firm related shareholders.
It is also possible that the Fund or its portfolio companies will be a counterparty (such counterparties dealt with on an arm’s-length
basis) or participant in agreements, transactions or other arrangements with a shareholder or an affiliate of a shareholder. Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns. Such shareholders described in the previous sentences may therefore have different information about the Firm and the Fund than shareholders not similarly positioned. In addition, conflicts of interest may arise in dealing with any such shareholders, and the Adviser and its affiliates may not be motivated to act solely in accordance with its interests relating to the Fund. Similar information disparity could occur as a result of shareholders monitoring their investments in vehicles such as the Fund differently. For example, certain shareholders may periodically request from the Adviser information regarding the Fund, its investments and/or portfolio companies that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all shareholders. In such circumstances, the Adviser is permitted to provide such information to such shareholders, subject to applicable law and regulations. Unless required by applicable law, the Adviser will not be obligated to affirmatively provide such information to all shareholders (although the Adviser will generally provide the same information upon request and treat shareholders equally in that regard). As a result, certain shareholders may have more information about the Fund than other shareholders, and, unless required by applicable law, the Adviser will have no duty to ensure all shareholders seek, obtain or process the same information regarding the Fund, its investments and/or portfolio companies. Therefore, certain shareholders may be able to take actions on the basis of such information which, in the absence of such information, other shareholders do not take. Furthermore, at certain times the Firm may be restricted from disclosing to the shareholders material non-public
information regarding any assets in which the Fund invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests
with the Fund. In addition, investment banks or other financial institutions, as well as Firm personnel, may also be shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Fund, and may receive information about the Fund and its portfolio companies in their capacity as a service provider or vendor to the Fund and its portfolio companies.
Possible Future Activities
.
The Firm and its affiliates are expected to expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who might hold or might have held investments similar to those intended to be made by the Fund. These clients could themselves represent appropriate investment opportunities for the Fund or could compete with the Fund for investment opportunities.
Restrictions Arising under the Securities Laws
. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.
The 1940 Act may limit the Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with the Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.

We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.
Shareholders’ Outside Activities
. A shareholder shall be entitled to and can be expected to have business interests and engage in activities in addition to those relating to the Fund, including business interests and activities in direct competition with the Fund and its portfolio companies, and can engage in transactions with, and provide services to, the Fund or its portfolio companies (which will, in certain circumstances, include providing leverage or other financing to the Fund or its portfolio companies as determined by the Adviser in its sole discretion). None of the Fund, any shareholder or any other person shall have any rights by virtue of the Fund’s operative documents or any related agreements in any business ventures of any shareholder. The shareholder, and in certain cases the Adviser, will have conflicting loyalties in these situations.
Insurance
. The Adviser will cause the Fund to purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board of Trustees against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Fund and one or more of the Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any), portfolio entities and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone on a fair and reasonable basis, subject to approval by the Board of Trustees and may revise allocations should it determine subsequently that such forward adjustments are necessary or advisable. For example, some property insurance could be allocated on a property-by-property basis in accordance with the relative values of the respective assets that are insured by such policies.
Technological and Scientific Innovations
. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the Fund’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular portfolio company might not have been foreseeable at the time the Fund made such investment and could adversely impact the Fund and/or its portfolio companies. Furthermore, Blackstone Credit & Insurance could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.
Additional Potential Conflicts of Interest
.
The officers, directors, members, managers, employees and personnel of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as required by law or the Firm’s policies, or otherwise determined by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Adviser may take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that have the potential to conflict with their duties to the Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.
Restrictive Covenants; Restrictions on Fund Activities
. Subject to applicable law and the terms of the Fund’s co-investment exemptive relief, Blackstone, the Fund, Other Clients, joint venture partners and/or their respective portfolio entities and affiliates can be expected to enter into covenants that restrict or otherwise limit the ability of Blackstone, the Fund, Other Clients, joint venture partners and/or their respective portfolio entities and affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets. Blackstone, the Fund, an Other Client, a joint venture partner and/or their respective portfolio entities and affiliates could have entered into a non-compete agreement or other undertaking in connection with a purchase, sale or other transaction, including, without limitation, that Blackstone, the Fund, Other Clients, joint venture partners and/or their respective portfolio entities and affiliates will not make investments or otherwise engage in any business or activity if such investment, business or activity could adversely affect or materially delay obtaining regulatory or other approvals in connection with any such purchase, sale or other transaction. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. See also “
Multiple Blackstone Business Lines
” herein.
The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth, as of February 21, 2025, information with respect to the beneficial ownership of our Common Shares at the time of the satisfaction of the minimum offering requirement by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

•	each of our Trustees and each executive officers; and

•	all of our Trustees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering,

	Type of Ownership	Number	Percentage
Interested Trustees
Heather von Zuben	—	—	—
Independent Trustees
Tracy Collins	—	—	—
Vicki Fuller	—	—	—
James Clark	—	—	—
Hope Pascucci	—	—	—
Executive Officers Who Are Not Trustees (1)
Dan Oneglia	—	—	—
Jonathan Bock	—	—	—
Carlos Whitaker	—	—	—
Kevin Kresge	—	—	—
Kate Rubenstein	—	—	—
Gregory Roppa	—	—	—
Kevin Michel	—	—	—
William Renahan	—	—	—
Lucie Enns	—	—	—
Other
Blackstone Private Credit Strategies LLC	Record/Beneficial	6,667	100%

(1)	The address for the Adviser and all of the Fund’s officers and Trustees is c/o Blackstone Private Credit Strategies LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

DISTRIBUTIONS
We expect to declare distributions daily and to pay regular monthly distributions. However, there can be no guarantee that the Fund will pay monthly distributions consistently or at all. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To qualify for and maintain our tax treatment as a RIC, among other requirements, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt
income, if any.
See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S, Class D, Class I and Class I Advisory shares may differ because of different class-specific shareholder servicing and/or distribution fees that may be deducted from the gross distributions for each share class or otherwise may be deducted from the NAV of the applicable share class. Specifically, distributions on Class S shares may be lower than Class D shares, and Class D shares may be lower than Class I and Class I Advisory shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares, Class I and Class I Advisory shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I and Class I Advisory shares).
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from net investment income, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than net investment income will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares.
From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board of Trustees.
We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.
See “Investment Advisory Agreement and Administration Agreement.”
Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, among other requirements, we must distribute to our shareholders in each taxable year at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt
income, if any, for that taxable year. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.
We currently intend to distribute net capital gains (as determined for U.S. federal income tax purposes, i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such gains and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions.
See “Certain U.S. Federal Income Tax Considerations.”
When issuing senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares.
See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES
The following description is based on relevant portions of Delaware law
and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.
General
The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 6,667 shares were outstanding as of February 21, 2025. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. We do not intend for the Common Shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our Common Shares. No Common Shares have been authorized for issuance under any equity compensation plans. No shareholder shall be subject to any personal liability whatsoever to any person in connection with Fund property or the acts, obligations or affairs of the Fund.
None of our Common Shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of February 21, 2025
Class S	Unlimited	—	—
Class D	Unlimited	—	—
Class I	Unlimited	—	6,667
Class I Advisory	Unlimited	—	—
Common Shares
Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares as and when authorized by our Board of Trustees and declared by us out of assets legally available. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights. Shares held by shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, adjudicated incompetence, charitable donation, or dissolution of the shareholder; (ii) between accounts of the same investor, or (iii) with the consent of an officer of the Fund (which may be withheld in its sole discretion). In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time.
Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There

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will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case where the number of nominees for trusteeships exceeds the number of trustees to be elected, in which case a majority of all votes cast shall be required to elect such nominee. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.
Class S Shares
No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.
We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.75% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D Shares
No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.
We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments, or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.
Class I Shares
No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I shares.

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Class I shares are generally available for purchase in this offering only
(1) through fee-based programs,
also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating custodians and broker-dealers that have alternative fee arrangements with their clients to provide access to Class I shares for distribution in the U.S., including on NSCC, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, Blackstone Credit & Insurance or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.
Class I Advisory Shares
No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I Advisory shares and financial intermediaries will not charge you transaction or other such fees on Class I Advisory shares.
Class I Advisory shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Advisory shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating custodians and broker-dealers that have alternative fee arrangements with their clients to provide access to Class I Advisory shares for distribution within and outside the U.S., including on NSCC, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, Blackstone Credit & Insurance or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I Advisory shares.
Other Terms of Common Shares
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of our Common Shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation (including any amounts paid by the Adviser or its affiliates from their own resources), exceeds the applicable FINRA limit. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.
Preferred Shares
This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

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Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to Common Shares and before any purchase of Common Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Limitation on Liability of Trustees and Officers; Indemnification
Section 3817(a) of the Delaware Statutory Trust Act permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund will not be liable to the Fund or shareholders for monetary damages for breach of fiduciary duty as a Trustee, former Trustee, officer or former officer to the extent permitted by Delaware law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund, except in instances when such person has been adjudicated to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Fund’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreement and Declaration of Trust to the fullest extent permitted by law.
Delaware Law and Certain Declaration of Trust Provisions
Organization and Duration
We were formed in Delaware on July 26, 2024 and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

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Purpose
Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.
Anti-Takeover Provisions in the Declaration of Trust
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board of Trustees or convert the Fund to open-end
status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds
of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds
of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the Bylaws. Upon the adoption of a proposal to convert the Fund from a
“closed-end
company” to an
“open-end
company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an
“open-end”
investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange. The Declaration of Trust, including the anti-takeover provisions contained therein, was considered and ratified by the Fund’s Board.
Number of Trustees; Vacancies; Removal
Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees who may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.
Our Declaration of Trust provides that a Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.
We have a total of five members of our Board of Trustees, four of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified.

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Amendment of the Declaration of Trust
The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Agreement and Declaration of Trust.
Term, Dissolution, and Liquidation
The Board of Trustees may, without approval of the Shareholders, determine to liquidate the Fund. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.
Reports to Shareholders
The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. These reports will also be available on our website at www.
bmacx.com
and on the SEC’s website at
www.sec.gov
.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports and other information, or documents, electronically, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line
charges. Documents will be available on our website at
www.
bmacx.com
. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an
e-mail
message that will include instructions on how to retrieve the document. If our
e-mail
notification is returned to us as “undeliverable,” we will contact you to obtain your updated
e-mail
address. If we are unable to obtain a valid
e-mail
address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Conflict with the 1940 Act
Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

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DETERMINATION OF NET ASSET VALUE
We expect to determine our NAV for each class of Common Shares daily, as of the close of regular trading on the NYSE. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.
We conduct the valuation of our investments, upon which our NAV is based, and account for all other assets and liabilities at all times consistent with GAAP and the 1940 Act. We value our investments in accordance with ASC 820 and
Rule 2a-5
under the 1940 Act, which defines fair value as the value of a portfolio investment for which market quotations are not readily available. A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market quotation for these investments existed, and these differences could be material.
Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.
The prices provided by a nationally recognized pricing service are typically based on the mean of bid and ask prices for each investment for which market quotations are available. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Broker quotes may also be used to value investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded.
In accordance with Rule
2a-5
under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under the Fund’s valuation procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. These valuation approaches involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. Our Board of Trustees may modify our valuation procedures from time to time.
For investments without reliable market quotations, the Adviser will generally value such assets on a monthly (or in certain cases, where monthly valuations are not practicable, quarterly) basis with assistance from one or more independent valuation firms. Daily valuations made between these monthly (or quarterly) determinations will generally be at the most recent monthly (or in certain cases, quarterly) valuation, and the

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Adviser will monitor such assets on a daily basis for market related (generally credit spread driven) or investment specific events which would warrant a material change in valuation. If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will, pursuant to authority delegated by the Board of Trustees, determine whether to update the daily value for each relevant investment, with assistance from one or more independent valuation firms, where applicable, in accordance with our valuation policy, and if the Adviser determines such an update is necessary, will update such valuation as soon as reasonably practicable with the assistance of one or more independent valuation firms. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about the underlying investments’ operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates.
As part of the valuation process, we will generally take into account relevant factors in determining the fair value of our investments for which reliable market quotations are not readily available, including and in combination, as relevant: (i) the nature and realizable value of any collateral; (ii) the underlying investment’s ability to make payments based on its earnings and cash flow; (iii) the markets in which the underlying investment does business; and (iv) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Adviser, with the assistance of independent valuation firms, considers whether the pricing indicated by the external event corroborates its valuation.
Our most recently determined NAV per share for each class of shares will be available daily on our website: www.bmacx.com.

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PLAN OF DISTRIBUTION
General
We are offering Common Shares pursuant to this prospectus on a “best efforts” basis through Blackstone Securities Partners L.P., the Intermediary Manager, a registered broker-dealer affiliated with the Adviser. Because this is a “best efforts” offering, the Intermediary Manager must only use its best efforts to sell the Common Shares, which means that no underwriter, broker or other person will be obligated to purchase any Common Shares. The Intermediary Manager is headquartered at 345 Park Avenue, New York, NY 10154.
The Common Shares are being offered on a “best efforts” basis, which means generally that the Intermediary Manager is required to use only its best efforts to sell the Common Shares, and it has no firm commitment or obligation to purchase any of the Common Shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Intermediary Manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the Common Shares, shareholders will likely have limited ability to sell their Common Shares until there is a liquidity event for the Fund.
We are offering to the public four classes of Common Shares: Class S shares, Class D shares, Class I shares and Class I Advisory shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees.
Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares and Class I Advisory shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class I shares and Class I Advisory shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares and Class I Advisory shares for distribution within and/or outside the U.S., including on NSCC, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, BXCI or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers, or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I shares or Class I Advisory shares. We may also offer Class I or Class I Advisory shares to certain feeder vehicles primarily created to hold our Class I or Class I Advisory shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I or Class I Advisory shares to other investment vehicles. The minimum initial investment for Class I or Class I Advisory shares is $1,000,000, unless waived by the Intermediary Manager. If you are eligible to purchase all four classes of Common Shares, then in most cases you should purchase Class I or Class I Advisory shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions on Class I or Class I Advisory shares, and Class I and Class I Advisory shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other share

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classes. However, Class I and Class I Advisory shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Intermediary Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or bank trust department by a potential investor as an inducement for such investment adviser or bank trust department to advise favorably for an investment in us.
Purchase Price
Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different purchase price per share because shareholder servicing and/or distribution fees differ with respect to each class.
Underwriting Compensation
We entered into an Intermediary Manager Agreement with the Intermediary Manager, pursuant to which the Intermediary Manager agreed to, among other things, manage our relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Intermediary Manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our Common Shares.
Upfront Sales Loads
Class
 S, Class
 D, Class I and Class
 I Advisory Shares.
No upfront sales load will be paid with respect to Class S shares, Class D shares, Class I shares or Class I Advisory shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares or Class I Advisory shares.
Shareholder Servicing and/or Distribution Fees — Class S and Class D
The following table shows the shareholder servicing and/or distribution fees we pay the Intermediary Manager with respect to the Class S, Class D, Class I and Class I Advisory shares on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.75%
Class D shares	0.25%
Class I shares	—
Class I Advisory shares	—
Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.75% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, accrued daily and payable monthly in arrears.

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The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/ or distribution fees charged. The Intermediary Manager will reallow (pay) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services. The Fund also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
Other Compensation
We or the Adviser may also pay directly, or reimburse the Intermediary Manager if the Intermediary Manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees). The Adviser and its affiliates, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain participating brokers in connection with the sale and servicing of Common Shares.
Term of the Intermediary Manager Agreement
Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).
Indemnification
To the extent permitted by law and our Declaration of Trust, we will indemnify the participating brokers and the Intermediary Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part or approved sales literature.
Share Distribution Channels and Special Discounts
We expect our Intermediary Manager to use multiple distribution channels to sell our Common Shares. These channels may charge different brokerage fees for purchases of our Common Shares. Our Intermediary Manager is expected to engage participating brokers in connection with the sale of the Common Shares of this offering in accordance with participating broker agreements.

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Offering Restrictions
Notice to
Non-U.S.
Investors
The Common Shares described in this prospectus have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in this prospectus. To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of Common Shares.
JURISDICTION-SPECIFIC IMPORTANT INFORMATION
NOTICE TO PROSPECTIVE INVESTORS
THIS CONTENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. ACCORDINGLY, THE SHARES MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN ANY JURISDICTION, EXCEPT IN ACCORDANCE WITH THE LEGAL REQUIREMENTS APPLICABLE IN SUCH JURISDICTION. INVESTORS SHOULD NOT CONSTRUE THIS CONTENT AS LEGAL, INVESTMENT, TAX OR OTHER ADVICE. EACH INVESTOR MUST RELY UPON ITS OWN REPRESENTATIVES, INCLUDING ITS OWN LEGAL COUNSEL, AS TO APPLICABLE LEGAL REQUIREMENTS AND RESTRICTIONS IN ITS JURISDICTION PRIOR TO MAKING ANY INVESTMENT IN SHARES.
IT IS THE RESPONSIBILITY OF ALL INVESTORS WISHING TO SUBSCRIBE FOR THE SHARES TO INFORM THEMSELVES OF AND TO OBSERVE ALL APPLICABLE LAWS AND REGULATIONS OF ANY RELEVANT JURISDICTION, INCLUDING OBTAINING ANY REQUISITE GOVERNMENTAL OR OTHER CONSENT AND OBSERVING ANY FORMALITIES PRESCRIBED IN SUCH JURISDICTION. INVESTORS SHOULD INFORM THEMSELVES AS TO THE LEGAL REQUIREMENTS AND TAX CONSEQUENCES WITHIN COUNTRIES OF THEIR CITIZENSHIP, RESIDENCE, DOMICILE AND PLACE OF BUSINESS WITH RESPECT TO THE ACQUISITION, HOLDING OR DISPOSAL OF THE SHARES, AND ANY EXCHANGE RESTRICTIONS THAT MAY BE RELEVANT THERETO. CERTAIN INFORMATION IS SET FORTH WITH RESPECT TO CERTAIN JURISDICTIONS. THE INFORMATION BELOW MAY BE SUPPLEMENTED BASED ON THE JURISDICTION OF ANY INVESTMENT ENTITY.
IN ADDITION, INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN AND OWNERSHIP OF SHARES RELEVANT TO THEIR INDIVIDUAL CIRCUMSTANCES.
NOTICE TO INVESTORS IN THE ABU DHABI GLOBAL MARKETS (ADGM)
THIS COMMUNICATION IS SENT STRICTLY WITHIN THE CONSENT OF, AND CONSTITUTES, AND EXEMPT COMMUNICATION.
THIS DOCUMENT RELATES TO BLACKSTONE PRIVATE MULTI-ASSET CREDIT AND INCOME FUND (THE “FUND”) ( WHICH IS NOT SUBJECT TO ANY FORM OF REGULATION OR APPROVAL BY THE FINANCIAL SERVICES REGULATORY AUTHORITY OF THE ABU DHABI GLOBAL MARKET (THE “FSRA”). THE FSRA ACCEPTS NO RESPONSIBILITY FOR REVIEWING OR VERIFYING ANY PROSPECTUS OR DOCUMENTS IN CONNECTION WITH THE FUND. ACCORDINGLY, THE FSRA HAS NOT APPROVED THIS DOCUMENT OR ANY OTHER ASSOCIATED DOCUMENTS NOR TAKEN ANY STEPS TO VERIFY THE INFORMATION SET OUT IN THIS DOCUMENT AND HAS NO RESPONSIBILITY FOR IT.
THE FINANCIAL PRODUCT TO WHICH THIS DOCUMENT RELATES MAY BE ILLIQUID AND/OR SUBJECT TO RESTRICTIONS ON ITS RESALE. PROSPECTIVE PURCHASERS SHOULD CONDUCT THEIR OWN DUE DILIGENCE ON THE FINANCIAL PRODUCT.

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THIS DOCUMENT DOES NOT CONSTITUTE OR FORM PART OF ANY OFFER TO ISSUE OR SELL, OR ANY SOLICITATION OF ANY OFFER TO SUBSCRIBE OR PURCHASE SHARES OF THE FUND IN THE ABU DHABI GLOBAL MARKET AND ACCORDINGLY SHOULD NOT BE CONSTRUED AS SUCH.
IF YOU DO NOT UNDERSTAND THE CONTENTS OF THIS DOCUMENT, YOU SHOULD CONSULT AN AUTHORISED FINANCIAL ADVISER.
THIS COMMUNICATION AND ANY RELATED DOCUMENT IS STRICTLY NOT DIRECTED TO THOSE WHOWOULD BE CONSIDERED A RETAIL CLIENT UNDER THE FSRA’S CONDUCT OF BUSINESS RULES (COBS).
NOTICE TO RESIDENTS OF ARGENTINA
THIS CONTENT DOES NOT CONSTITUTE AN INVITATION TO BUY OR A SOLICITATION OF AN OFFER TO SELL SECURITIES OR ANY OTHER PRODUCTS OR SERVICES IN ARGENTINA AND COMMON SHARES IN BMACX ARE NOT AND WILL NOT BE OFFERED OR SOLD IN ARGENTINA, IN COMPLIANCE WITH SECTION NO. 310 OF THE ARGENTINE CRIMINAL CODE, EXCEPT IN CIRCUMSTANCES THAT DO NOT CONSTITUTE A PUBLIC OFFERING OR DISTRIBUTION UNDER ARGENTINIAN LAWS AND REGULATIONS. NO APPLICATION HAS BEEN OR WILL BE MADE THE ARGENTINE COMISIÓN NACIONAL DE VALORES, THE ARGENTINE SECURITIES GOVERNMENTAL AUTHORITY, TO PUBLICLY OFFER BMACX OR THE COMMON SHARES THEREOF IN ARGENTINA. THIS CONTENT IS BEING SUPPLIED OR MADE AVAILABLE ONLY TO THOSE INVESTORS WHO HAVE EXPRESSLY REQUESTED THEM IN ARGENTINA OR USED IN CONNECTION WITH AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ARGENTINA EXCEPT IN CIRCUMSTANCES THAT DO NOT CONSTITUTE A PUBLIC OFFERING OR DISTRIBUTION UNDER ARGENTINIAN LAWS AND REGULATIONS. THIS CONTENT IS STRICTLY CONFIDENTIAL AND MAY NOT BE DISTRIBUTED TO ANY LEGAL OR NATURAL PERSON OR ENTITY OTHER THAN THE INTENDED RECIPIENTS THEREOF.
NOTICE TO RESIDENTS OF ARUBA
BMACX AND SHARES IN BMACX ARE OFFERED FOR INVESTMENT IN ARUBA SOLELY TO PARTIES HAVING THEIR PLACE OF BUSINESS OR CORPORATE SEAT IN ARUBA WHO UNDER THE APPLICABLE PROVISIONS OF THE STATE ORDINANCE ON THE SUPERVISION OF SECURITIES TRANSACTIONS (AB 2016 NO. GT 53) (THE “SOSST”) QUALIFY AS PROFESSIONAL MARKET PARTICIPANT (IN DUTCH: PROFESSIONELE MARKTPARTIJ) AS SUCH TERM IS USED AND DEFINED IN THE SOSST (ANY SUCH PARTY SO QUALIFYING AS A SUCH AN AFOREMENTIONED PROFESSIONAL MARKET PARTICIPANT UNDER THE SOSST: AN “ELIGIBLE ARUBAN INVESTOR”). NO OFFER IS MADE TO NOR ANY INVESTMENT IS SOLICITED FROM ANY PERSON RESIDING IN ARUBA OR HAVING ITS PLACE OF BUSINESS IN ARUBA WHO IS NOT AN ARUBAN ELIGIBLE INVESTOR. ANY PERSON CONSIDERING TO INVEST IN BMACX SHOULD VERIFY WHETHER OR NOT SUCH PERSON IS AN ELIGIBLE INVESTOR AND UNDERTAKES TO PRODUCE ANY DOCUMENTS AS BMACX MAY REASONABLY REQUIRE TO ENABLE BMACX TO VERIFY THAT SUCH PERSON IS INDEED AN ELIGIBLE ARUBAN INVESTOR OR TO ENABLE BMACX TO VERIFY THAT ANY OTHER PERSONS FOR WHOM SUCH PERSON ACTS AS NOMINEE, CUSTODIAN OR SECURITIES INTERMEDIARY ARE ELIGIBLE ARUBAN INVESTORS (WHICH MAY INCLUDE A LEGAL OPINION PREPARED AND ISSUED BY A LEGAL EXPERT AS TO MATTERS OF ARUBAN (SECURITIES) LAW). ANY PERSON IN ARUBA SUBSCRIBING TO SHARES IN BMACX OR THAT MAY ACQUIRE BY ANY OTHER MEANS SUCH SHARES IN BMACX REPRESENTS AND WARRANTS TO AND FOR THE BENEFIT OF BOTH BMACX AND ANY PERSON ACTING ON BMACX’S BEHALF THAT SUCH INVESTOR IN ARUBA IS AN ELIGIBLE ARUBAN INVESTOR, THAT SUCH PERSON OBTAINS SUCH SHARES IN BMACX SOLELY FOR SUCH PERSON’S OWN BENEFIT OR, IF NOT (SOLELY) FOR SUCH PERSON’S OWN BENEFIT, ONLY FOR THE BENEFIT OF ELIGIBLE ARUBAN

INVESTORS OR AS NOMINEE, CUSTODIAN OR SECURITIES INTERMEDIARY FOR ELIGIBLE ARUBAN INVESTORS ONLY. ANY PERSON IN ARUBA SUBSCRIBING TO SHARES IN BMACX OR THAT MAY ACQUIRE BY ANY OTHER MEANS SUCH SHARES IN BMACX UNDERTAKES TO AND FOR THE BENEFIT OF BOTH BMACX AND ANY PERSON ACTING ON BMACX’S BEHALF (1) TO CONTINUE TO HOLD SUCH SHARES IN BMACX SOLELY FOR SUCH PERSON’S OWN BENEFIT, OR IF NOT (SOLELY) FOR SUCH PERSON’S OWN BENEFIT, ONLY FOR THE BENEFIT OF ELIGIBLE ARUBAN INVESTORS OR AS NOMINEE, CUSTODIAN OR SECURITIES INTERMEDIARY FOR ELIGIBLE ARUBAN INVESTORS ONLY, (II) NOT TO SEEK TO OFFER, SELL OR DISPOSE OF ANY SUCH SHARES IN BMACX, WHETHER IN PART OR IN WHOLE, OTHER THAN IN ACCORDANCE WITH THE PROVISIONS APPLICABLE AS TO SALE ETC. TO ANY PERSON WHO IS NOT AN ELIGIBLE ARUBAN INVESTOR, (III) TO REDEEM ITS SHARES IN BMACX IN ACCORDANCE WITH THE PROSPECTUS PROVISIONS GOVERNING REDEMPTION OF THE SHARES IN BMACX AS SOON AS SUCH PERSON NO LONGER QUALIFIES AS AN ELIGIBLE ARUBAN INVESTOR OR AS SOON AS A PERSON FOR WHOSE BENEFIT THE FORMER PERSON OWNS, HOLDS OR ACTS NO LONGER QUALIFIES AS AN ELIGIBLE ARUBAN INVESTOR, (IV) TO PRODUCE ANY CONTENTS AS BMACX MAY FROM TIME TO TIME REASONABLY REQUIRE TO ENABLE BMACX TO VERIFY THAT SUCH PERSON IS AT SUCH TIMES AN ELIGIBLE ARUBAN INVESTOR OR THAT ANY OTHER PERSONS FOR WHOM SUCH PERSON ACTS AS NOMINEE, CUSTODIAN OR SECURITIES INTERMEDIARY ARE ELIGIBLE ARUBAN INVESTORS (WHICH MAY INCLUDE A LEGAL OPINION PREPARED AND ISSUED BY A LEGAL EXPERT AS TO MATTERS OF ARUBAN (SECURITIES) LAW).
NOTICE TO INVESTORS IN AUSTRALIA
THE PROVISION OF THIS DOCUMENT TO ANY PERSON DOES NOT CONSTITUTE AN OFFER OF SECURITIES OR FINANCIAL PRODUCTS OF ANY KIND TO THAT PERSON OR AN INVITATION TO THAT PERSON TO APPLY FOR SECURITIES OR FINANCIAL PRODUCTS OF ANY KIND. ANY SUCH OFFER OR INVITATION WILL ONLY BE EXTENDED TO A PERSON IN AUSTRALIA UNDER THE TERMS OF A SEPARATE DOCUMENT (SUCH AS A PRIVATE PLACEMENT MEMORANDUM), CONTAINING THE FULL TERMS AND CONDITIONS OF ANY SUCH OFFER OR INVITATION. THIS DOCUMENT IS NOT A DISCLOSURE DOCUMENT FOR THE PURPOSES OF THE AUSTRALIAN CORPORATIONS ACT 2001 (CTH) (ACT) AND HAS NOT BEEN LODGED WITH THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION.
THIS DOCUMENT IS PROVIDED ONLY FOR USE BY PERSONS WHO ARE WHOLESALE CLIENTS FOR THE PURPOSES OF THE ACT (WHOLESALE CLIENT). ANY SECURITIES OR FINANCIAL PRODUCTS DESCRIBED IN, OR SERVICES THAT MAY BE REFERRED TO OR PROVIDED IN CONNECTION WITH, THIS DOCUMENT ARE NOT MADE AVAILABLE TO ANY PERSON WHO IS A RETAIL CLIENT FOR THE PURPOSES OF THE ACT. BY ACCEPTING THIS DOCUMENT, YOU EXPRESSLY ACKNOWLEDGE AND REPRESENT THAT YOU ARE A WHOLESALE CLIENT. THIS DOCUMENT IS NOT INTENDED TO BE DISTRIBUTED OR PASSED ON, DIRECTLY OR INDIRECTLY, TO ANY OTHER CLASS OF PERSONS IN AUSTRALIA.
ANY PERSON TO WHOM THE SECURITIES OR FINANCIAL PRODUCTS DESCRIBED IN THIS DOCUMENT ARE ISSUED MUST NOT, WITHIN 12 MONTHS AFTER THE ISSUE, OFFER, TRANSFER OR ASSIGN THAT SECURITY OR FINANCIAL PRODUCT TO INVESTORS IN AUSTRALIA EXCEPT IN CIRCUMSTANCES WHERE DISCLOSURE TO INVESTORS IS NOT REQUIRED UNDER THE ACT.
THE INFORMATION IN THIS DOCUMENT HAS BEEN PREPARED WITHOUT TAKING INTO ACCOUNT ANY RECIPIENT’S INVESTMENT OBJECTIVES, FINANCIAL SITUATION, TAXATION POSITION OR PARTICULAR NEEDS OR REQUIREMENTS AND SHOULD NOT BE RELIED ON FOR THE PURPOSES OF MAKING ANY INVESTMENT DECISION. BEFORE ACTING ON THE INFORMATION THE INVESTOR SHOULD CONSIDER ITS APPROPRIATENESS HAVING REGARD TO THEIR OBJECTIVES, FINANCIAL SITUATION AND NEEDS.

THIS DOCUMENT HAS NOT BEEN PREPARED ONLY FOR AUSTRALIAN INVESTORS. IT:
MAY CONTAIN REFERENCES TO DOLLAR AMOUNTS WHICH ARE NOT AUSTRALIAN DOLLARS;
MAY CONTAIN FINANCIAL INFORMATION WHICH IS NOT PREPARED IN ACCORDANCE WITH AUSTRALIAN LAW OR PRACTICES;
MAY NOT ADDRESS RISKS ASSOCIATED WITH INVESTMENT IN FOREIGN CURRENCY DENOMINATED INVESTMENTS; AND
MAY NOT ADDRESS AUSTRALIAN TAX ISSUES.
TO THE EXTENT THAT THIS DOCUMENT CONTAINS FINANCIAL PRODUCT ADVICE, THAT ADVICE IS PROVIDED BY, OR ON BEHALF OF, THE BLACKSTONE GROUP (AUSTRALIA) PTY LIMITED ACN 149 142 058. THE BLACKSTONE GROUP (AUSTRALIA) PTY LIMITED HOLDS AN AUSTRALIAN FINANCIAL SERVICES LICENCE AUTHORISING IT TO PROVIDE FINANCIAL SERVICES IN AUSTRALIA (AFSL 408376).
NOTICE TO RESIDENTS OF BAHAMAS
THE SHARES MAY NOT BE OFFERED OR SOLD IN OR FROM WITHIN THE BAHAMAS UNLESS THE OFFER OR SALE IS MADE BY A PERSON APPROPRIATELY LICENSED OR REGISTERED TO CONDUCT SECURITIES BUSINESS IN OR FROM WITHIN THE BAHAMAS.
SHARES MAY NOT BE OFFERED OR SOLD, TRANSFERRED TO, REGISTERED IN FAVOR OF, BENEFICIALLY OWNED BY OR OTHERWISE DISPOSED OF IN ANY MANNER TO PERSONS (LEGAL OR NATURAL) DEEMED BY THE CENTRAL BANK OF THE BAHAMAS (THE CENTRAL BANK ) AS RESIDENT FOR EXCHANGE CONTROL PURPOSES, UNLESS SUCH PERSONS DEEMED AS RESIDENT OBTAINS THE PRIOR APPROVAL OF THE CENTRAL BANK.
NO DISTRIBUTION OF THE SHARES MAY BE MADE IN THE BAHAMAS UNLESS A PRELIMINARY PROSPECTUS AND A PROSPECTUS HAVE BEEN FILED WITH THE SECURITIES COMMISSION OF THE BAHAMAS (THE SECURITIES COMMISSION ) AND THE SECURITIES COMMISSION HAS ISSUED A RECEIPT FOR EACH DOCUMENT, UNLESS SUCH OFFERING IS EXEMPTED PURSUANT TO THE SECURITIES INDUSTRY REGULATIONS, 2012. THIS CONTENT IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE CONSTRUED AS, AN ADVERTISEMENT OR AN OFFERING OR A SOLICITATION OF AN OFFER TO BUY, OR A DISTRIBUTION OF, THE SHARES DESCRIBED HEREIN IN THE BAHAMAS.
IF YOU ARE IN ANY DOUBT ABOUT THE CONTENTS OF THIS DOCUMENT, PLEASE CONSULT YOUR STOCKBROKER, BANK MANAGER, COUNSEL AND ATTORNEY, ACCOUNTANT OR OTHER PROFESSIONAL FINANCIAL ADVISOR. NO ASSURANCE CAN BE GIVEN THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED. THE VALUE OF THE SHARES (AND THE INCOME THEREFROM) IS SUBJECT TO MARKET FLUCTUATIONS AND MAY GO UP AS WELL AS DOWN. AN INVESTMENT IN BMACX IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK.
NEITHER THE SECURITIES COMMISSION NOR ANY SIMILAR AUTHORITY IN THE BAHAMAS HAS REVIEWED OR IN ANY WAY PASSED UPON THE PROSPECTUS OR THE MERITS OF THE SHARES DESCRIBED HEREIN.

NOTICE TO RESIDENTS OF BARBADOS
SHARES SHALL NOT BE OFFERED OR SOLD INTO BARBADOS EXCEPT IN CIRCUMSTANCES THAT DO NOT CONSTITUTE AN OFFER TO THE PUBLIC. THIS DOCUMENT IS MADE AVAILABLE ON THE CONDITION THAT IT IS FOR THE USE ONLY BY THE RECIPIENT AND MAY NOT BE PASSED ONTO ANY OTHER PERSON OR BE REPRODUCED IN ANY PART. THE FINANCIAL SERVICES COMMISSION HAS NOT IN ANY WAY EVALUATED THE MERITS OF THE SHARES OFFERED HEREUNDER AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.
NOTICE TO RESIDENTS OF BERMUDA
THE SHARES BEING OFFERED HEREBY ARE BEING OFFERED ON A PRIVATE BASIS TO INVESTORS WHO SATISFY THE CRITERIA OUTLINED IN THE PROSPECTUS. NEITHER THE PROSPECTUS NOR THIS CONTENT IS SUBJECT TO AND HAS RECEIVED APPROVAL FROM EITHER THE BERMUDA MONETARY AUTHORITY OR THE REGISTRAR OF COMPANIES IN BERMUDA AND NO STATEMENT TO THE CONTRARY, EXPLICIT OR IMPLICIT, IS AUTHORIZED TO BE MADE IN THIS REGARD. THE SHARES BEING OFFERED MAY BE OFFERED OR SOLD IN BERMUDA ONLY IN COMPLIANCE WITH THE PROVISIONS OF THE COMPANIES ACT 1981 OF BERMUDA (AS AMENDED) AND, IF APPLICABLE, THE INVESTMENT BUSINESS ACT 2003 OF BERMUDA (AS AMENDED) AND THE EXCHANGE CONTROL ACT 1972 AND RELATED REGULATIONS OF BERMUDA (AS AMENDED) WHICH REGULATE THE SALE OF SECURITIES IN BERMUDA. BERMUDA INVESTORS MAY BE SUBJECT TO FOREIGN EXCHANGE CONTROL APPROVAL AND FILING REQUIREMENTS UNDER THE RELEVANT BERMUDA FOREIGN EXCHANGE CONTROL REGULATIONS. ADDITIONALLY,
NON-BERMUDIAN
PERSONS MAY NOT CARRY ON OR ENGAGE IN ANY TRADE OR BUSINESS IN BERMUDA UNLESS SUCH PERSONS ARE AUTHORIZED TO DO SO UNDER APPLICABLE BERMUDA LEGISLATION. ENGAGING IN THE ACTIVITY OF OFFERING OR MARKETING THE SHARES BEING OFFERED IN BERMUDA TO PERSONS IN BERMUDA MAY BE DEEMED TO BE CARRYING ON BUSINESS IN BERMUDA.
NOTICE TO RESIDENTS OF BOLIVIA
THIS IS NOT A PUBLIC OFFER AND AS SUCH THIS DOCUMENT HAS NOT BEEN APPROVED BY ANY REGULATORY ENTITY IN BOLIVIA. THIS IS A PRIVATE OFFER EXCLUSIVELY INTENDED FOR THE PERSON TO WHOM THIS DOCUMENT IS ADDRESSED.
NOTICE TO RESIDENTS OF BRAZIL
THE SHARES HAVE NOT BEEN AND WILL NOT BE ISSUED NOR PUBLICLY PLACED, DISTRIBUTED, OFFERED OR NEGOTIATED IN THE BRAZILIAN CAPITAL MARKETS AND, AS A RESULT, HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE BRAZILIAN SECURITIES COMMISSION (COMISSÃO DE VALORES MOBILIÁRIOS – CVM). ANY PUBLIC OFFERING OR DISTRIBUTION, AS DEFINED UNDER BRAZILIAN LAWS AND REGULATIONS, OF THE SHARES IN BRAZIL IS NOT LEGAL WITHOUT PRIOR REGISTRATION UNDER LAW 6,385/76, AND CVM INSTRUCTION 400/03, EACH AS AMENDED. MATERIAL RELATING TO THE OFFERING OF THE SECURITIES, AS WELL AS INFORMATION CONTAINED THEREIN, MAY NOT BE SUPPLIED TO THE PUBLIC IN BRAZIL (AS THE OFFERING OF THE SHARES IS NOT A PUBLIC OFFERING OF SECURITIES IN BRAZIL), NOR BE USED IN CONNECTION WITH ANY OFFER FOR SUBSCRIPTION OR SALE OF THE SHARES TO THE PUBLIC IN BRAZIL. THEREFORE, EACH OF THE PURCHASERS HAS REPRESENTED, WARRANTED AND AGREED THAT IT HAS NOT OFFERED OR SOLD, AND WILL NOT OFFER OR SELL, THE SHARES IN BRAZIL, EXCEPT IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE A PUBLIC OFFERING, PLACEMENT, DISTRIBUTION OR NEGOTIATION OF SECURITIES IN THE BRAZILIAN CAPITAL MARKETS REGULATED BY BRAZILIAN LEGISLATION.

PERSONS WISHING TO OFFER OR ACQUIRE THE SHARES WITHIN BRAZIL SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE APPLICABILITY OF REGISTRATION REQUIREMENTS OR ANY EXEMPTION THEREFROM.
NOTICE TO RESIDENTS OF BRITISH VIRGIN ISLANDS
THE SHARES MAY NOT BE OFFERED IN THE BRITISH VIRGIN ISLANDS UNLESS BMACX OR THE PERSON OFFERING THE SHARES ON ITS BEHALF IS LICENSED TO CARRY ON BUSINESS IN THE BRITISH VIRGIN ISLANDS. BMACX IS NOT LICENSED TO CARRY ON BUSINESS IN THE BRITISH VIRGIN ISLANDS. THE SHARES MAY BE OFFERED TO BRITISH VIRGIN ISLANDS BUSINESS COMPANIES (FROM OUTSIDE THE BRITISH VIRGIN ISLANDS) WITHOUT RESTRICTION. A BRITISH VIRGIN ISLANDS BUSINESS COMPANY IS A COMPANY FORMED UNDER OR OTHERWISE GOVERNED BY THE BVI BUSINESS COMPANIES ACT.
CANADA
THESE MATERIALS ARE NOT, AND UNDER NO CIRCUMSTANCES ARE TO BE CONSTRUED AS, A PROSPECTUS, AN OFFERING MEMORANDUM, AN ADVERTISEMENT OR A PUBLIC OFFERING OF THE SECURITIES DESCRIBED HEREIN IN CANADA OR ANY PROVINCE OR TERRITORY THEREOF UNLESS ACCOMPANIED BY A SUPPLEMENT DESCRIBING THE TERMS OF THE OFFERING OF SUCH SECURITIES APPLICABLE TO CANADIAN RESIDENTS. NO SECURITIES COMMISSION OR SIMILAR REGULATORY AUTHORITY IN CANADA HAS REVIEWED OR IN ANY WAY PASSED UPON THESE MATERIALS, THE INFORMATION CONTAINED HEREIN OR THE MERITS OF THE SECURITIES DESCRIBED HEREIN AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE. UNDER NO CIRCUMSTANCES ARE THESE MATERIALS TO BE CONSTRUED AS AN OFFER TO SELL SECURITIES OR AS A SOLICITATION OF AN OFFER TO BUY SECURITIES IN ANY JURISDICTION OF CANADA UNLESS ACCOMPANIED BY A SUPPLEMENT DESCRIBING THE TERMS OF SUCH OFFER OR SOLICITATION APPLICABLE TO CANADIAN RESIDENTS. ANY OFFER OR SALE OF THE SECURITIES DESCRIBED HEREIN IN CANADA WILL BE MADE UNDER A SUPPLEMENT DESCRIBING THE TERMS OF SUCH OFFER OR SOLICITATION APPLICABLE TO CANADIAN RESIDENTS AND ONLY IN ACCORDANCE WITH APPLICABLE CANADIAN LAW AND UNDER AN EXEMPTION FROM THE REQUIREMENTS TO FILE A PROSPECTUS WITH THE RELEVANT CANADIAN SECURITIES REGULATORS AND ONLY BY A DEALER REGISTERED UNDER APPLICABLE SECURITIES LAWS OR, ALTERNATIVELY, PURSUANT TO AN EXEMPTION FROM THE DEALER REGISTRATION REQUIREMENT IN THE RELEVANT PROVINCE OR TERRITORY OF CANADA IN WHICH SUCH OFFER OR SALE IS MADE.
NOTICE TO RESIDENTS OF CAYMAN ISLANDS
THIS IS NOT AN OFFER TO THE PUBLIC IN THE CAYMAN ISLANDS TO SUBSCRIBE FOR SHARES, AND APPLICATIONS ORIGINATING FROM THE CAYMAN ISLANDS WILL ONLY BE ACCEPTED FROM CAYMAN ISLANDS EXEMPTED COMPANIES, CAYMAN ISLANDS LIMITED LIABILITY COMPANIES, TRUSTS REGISTERED AS EXEMPTED IN THE CAYMAN ISLANDS, CAYMAN ISLANDS EXEMPTED LIMITED PARTNERSHIPS, OR COMPANIES INCORPORATED IN OTHER JURISDICTIONS AND REGISTERED AS FOREIGN COMPANIES IN THE CAYMAN ISLANDS OR LIMITED PARTNERSHIPS FORMED IN OTHER JURISDICTIONS AND REGISTERED AS FOREIGN LIMITED PARTNERSHIPS IN THE CAYMAN ISLANDS.
A MUTUAL FUND LICENSE ISSUED OR A FUND REGISTERED BY THE CAYMAN ISLANDS MONETARY AUTHORITY (THE “AUTHORITY”) DOES NOT CONSTITUTE AN OBLIGATION OF THE AUTHORITY TO ANY INVESTOR AS TO THE PERFORMANCE OR CREDITWORTHINESS OF BMACX. FURTHERMORE, IN ISSUING SUCH A LICENSE OR IN REGISTERING A FUND, THE AUTHORITY

SHALL NOT BE LIABLE FOR ANY LOSSES OR DEFAULT OF BMACX OR FOR THE CORRECTNESS OF ANY OPINIONS OR STATEMENTS EXPRESSED IN ANY PROSPECTUS OR OFFERING DOCUMENT.
NOTICE TO INVESTORS IN CHILE
THIS OFFER IS SUBJECT TO NORMA DE CARACTER GENERAL N° 336 ISSUED BY THE SUPERINTENDENCE OF SECURITIES AND INSURANCE OF CHILE (SVS) AND COMMENCED ON MARCH 1, 2019. THIS OFFER IS ON SHARES NOT REGISTERED IN THE REGISTRY OF SECURITIES OR IN THE REGISTRY OF FOREIGN SECURITIES OF THE SVS, AND THEREFORE, IT IS NOT SUBJECT TO THE SVS OVERSIGHT. THE ISSUER IS UNDER NO OBLIGATION TO RELEASE INFORMATION ON THE SHARES IN CHILE. THESE SHARES CANNOT BE SUBJECT OF A PUBLIC OFFERING IF NOT PREVIOUSLY REGISTERED IN THE PERTINENT REGISTRY OF SECURITIES.
ESTA OFERTA SE REALIZA CONFORME A LA NORMA DE CARÁCTER GENERAL N° 336 DE LA SUPERINTENDENCIA DE VALORES Y SEGUROS (SVS) Y HA COMENZADO EN LA FECHA DE ESTE 1 DE MARZO, 2019. ESTA OFERTA VERSA SOBRE VALORES NO INSCRITOS EN EL REGISTRO DE VALORES O EN EL REGISTRO DE VALORES EXTRANJEROS QUE LLEVA LA SVS Y EN CONSECUENCIA, ESTOS VALORES NO ESTÁN SUJETOS A SU FISCALIZACIÓN. NO EXISTE DE PARTE DEL EMISOR OBLIGACIÓN DE ENTREGAR EN CHILE INFORMACIÓN PÚBLICA RESPECTO DE ESTOS VALORES. ESTOS VALORES NO PODRÁN SER OBJETO DE OFERTA PÚBLICA MIENTRAS NO SEAN INSCRITOS EN EL REGISTRO DE VALORES CORRESPONDIENTE.
THE OFFER OF THE SECURITIES MENTIONED IN THIS CONTENT IS SUBJECT TO GENERAL RULE NO. 336 ISSUED BY THE FINANCIAL MARKET COMMISSION OF CHILE (COMISIÓN PARA EL MERCADO FINANCIERO OR “CMF”). THE SUBJECT MATTER OF THIS OFFER ARE SECURITIES NOT REGISTERED IN THE SECURITIES REGISTRY (REGISTRO DE VALORES) OF THE CMF, NOR IN THE FOREIGN SECURITIES REGISTRY (REGISTRO DE VALORES EXTRANJEROS) OF THE CMF; THEREFORE, SUCH SECURITIES ARE NOT SUBJECT TO THE SUPERVISION OF THE CMF. SINCE THE SECURITIES ARE NOT REGISTERED IN CHILE, THERE IS NO OBLIGATION OF THE ISSUER TO MAKE PUBLICLY AVAILABLE INFORMATION ABOUT THE SECURITIES IN CHILE. THE SECURITIES SHALL NOT BE SUBJECT TO PUBLIC OFFERING IN CHILE UNLESS THEY ARE DULY REGISTERED IN THE RELEVANT SECURITIES REGISTRY OF THE CMF.
NOTICE TO RESIDENTS OF COLOMBIA
THIS CONTENT IS FOR THE SOLE AND EXCLUSIVE USE OF THE ADDRESSEE AS A DETERMINED INDIVIDUAL/ENTITY, AND CANNOT BE UNDERSTOOD AS ADDRESSED OR BE USED BY ANY THIRD PARTY, INCLUDING BUT NOT LIMITED TO THIRD PARTIES FOR WHICH THE ADDRESSEE CAN LEGALLY OR CONTRACTUALLY REPRESENT, NOR ANY OF ITS SHAREHOLDERS, ADMINISTRATORS OR BY ANY OF THE EMPLOYEES OF THE ADDRESSEE. ANY MATERIAL TO BE DELIVERED IN COLOMBIA OR TO ANY PERSON LOCATED, DOMICILED OR ESTABLISHED IN COLOMBIA, SHALL BE FOR THE SOLE AND EXCLUSIVE USE OF THE RECIPIENT.
THIS CONTENT HAS NOT BEEN AND WILL NOT BE FILED WITH OR APPROVED BY THE COLOMBIAN FINANCIAL SUPERINTENDENCY OR ANY OTHER REGULATORY AUTHORITY IN COLOMBIA.
THE ISSUANCE OF THE SHARES, ITS TRADING AND PAYMENT SHALL OCCUR OUTSIDE COLOMBIA; THEREFORE THE SHARES HAVE NOT BEEN AND WILL NOT BE REGISTERED BEFORE THE COLOMBIAN NATIONAL REGISTRY OF ISSUERS AND SECURITIES, NOR WITH THE COLOMBIAN STOCK EXCHANGE. THE DELIVERY OF THIS CONTENT DOES NOT CONSTITUTE A

PUBLIC OFFER OF SECURITIES UNDER THE LAWS OF COLOMBIA. THIS CONTENT DOES NOT CONSTITUTE AND MAY NOT BE USED FOR, OR IN CONNECTION WITH, A PUBLIC OFFERING AS DEFINED UNDER COLOMBIAN LAW AND SHALL BE VALID IN COLOMBIA ONLY TO THE EXTENT PERMITTED BY COLOMBIAN LAW. UNDER COLOMBIAN REGULATIONS, ANY OFFERING ADDRESSED TO 100 OR MORE NAMED INDIVIDUALS OR COMPANIES SHALL BE DEEMED TO BE AN OFFERING TO THE PUBLIC REQUIRING THE PRIOR APPROVAL OF THE COLOMBIAN FINANCIAL SUPERINTENDENCY AND LISTING ON THE COLOMBIAN NATIONAL REGISTRY OF ISSUERS AND SECURITIES.
THE SHARES MAY NOT BE SOLICITED, PUBLICLY OFFERED, TRANSFERRED, SOLD OR DELIVERED, WHETHER DIRECTLY OR INDIRECTLY, TO ANY INDIVIDUAL OR LEGAL ENTITY IN COLOMBIA.
THE ADDRESSEE ACKNOWLEDGES THE COLOMBIAN LAWS AND REGULATIONS (INCLUDING BUT NOT LIMITED TO FOREIGN EXCHANGE AND TAX REGULATIONS) APPLICABLE TO ANY TRANSACTION OR INVESTMENT MADE IN CONNECTION WITH THIS AGREEMENT AND ACKNOWLEDGES AND REPRESENTS THAT IT IS THE SOLE RESPONSIBLE PARTY FOR FULL COMPLIANCE WITH ANY SUCH LAWS AND REGULATIONS. ADDITIONALLY, COLOMBIAN INVESTORS ARE SOLELY LIABLE FOR CONDUCTING AN INVESTMENT SUITABILITY ANALYSIS AS PER THEIR APPLICABLE INVESTMENT REGIME.
NOTICE TO RESIDENTS OF COSTA RICA
THIS CONTENT HAS BEEN PRODUCED FOR THE PURPOSE OF PROVIDING INFORMATION ABOUT THE SHARES; 50 INVESTORS MAY SUBSCRIBE THERETO IN COSTA RICA WHO ARE INSTITUTIONAL OR SOPHISTICATED INVESTORS IN ACCORDANCE WITH THE EXEMPTIONS ESTABLISHED IN THE REGULATIONS ON PUBLIC OFFERS OF SECURITIES. THIS CONTENT IS MADE AVAILABLE ON THE CONDITION THAT IT IS FOR THE USE ONLY BY THE RECIPIENT AND MAY NOT BE PASSED ONTO ANY OTHER PERSON OR BE REPRODUCED IN ANY PART. THE SHARES HAVE NOT BEEN AND WILL NOT BE OFFERED IN THE COURSE OF A PUBLIC OFFERING OR OF EQUIVALENT MARKETING IN COSTA RICA.
THIS IS AN INDIVIDUAL AND PRIVATE OFFER WHICH IS MADE IN COSTA RICA UPON RELIANCE ON AN EXEMPTION FROM REGISTRATION BEFORE THE GENERAL SUPERINTENDENCE OF SECURITIES (“SUGEVAL”), PURSUANT TO ARTICLE 6 OF THE REGULATIONS ON THE PUBLIC OFFERING OF SECURITIES (“REGLAMENTO SOBRE OFERTA PÚBLICA DE VALORES”). THIS INFORMATION IS CONFIDENTIAL, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO THIRD PARTIES AS THIS IS NOT A PUBLIC OFFERING OF SECURITIES IN COSTA RICA.
THE SHARES BEING OFFERED ARE NOT INTENDED FOR THE COSTA RICAN PUBLIC OR MARKET AND NEITHER IS REGISTERED OR WILL BE REGISTERED BEFORE THE SUGEVAL, NOR CAN BE TRADED IN THE SECONDARY MARKET.
NOTICE TO INVESTORS IN THE DUBAI INTERNATIONAL FINANCE CENTRE (DIFC):
THIS DOCUMENT RELATES TO A FUND WHICH IS NOT SUBJECT TO ANY FORM OF REGULATION OR APPROVAL BY THE DUBAI FINANCIAL SERVICES AUTHORITY (“DFSA”).
THE DFSA HAS NO RESPONSIBILITY FOR REVIEWING OR VERIFYING ANY DOCUMENT OR OTHER DOCUMENTS IN CONNECTION WITH THIS FUND. ACCORDINGLY, THE DFSA HAS NOT APPROVED THIS DOCUMENT OR ANY OTHER ASSOCIATED DOCUMENTS NOR TAKEN ANY STEPS TO VERIFY THE INFORMATION SET OUT IN THIS DOCUMENT AND HAS NO RESPONSIBILITY FOR IT. THIS DOCUMENT IS INTENDED FOR DISTRIBUTION TO ‘DEEMED’

PROFESSIONAL CLIENTS (AS DEFINED IN THE DFSA RULEBOOK) AND MUST NOT, THEREFORE, BE DELIVERED TO, OR RELIED ON BY, ANY OTHER TYPE OF PERSON.
THE FUND TO WHICH THIS DOCUMENT RELATES MAY BE ILLIQUID AND / OR SUBJECT TO RESTRICTIONS ON ITS RESALE. PROSPECTIVE PURCHASERS SHOULD CONDUCT THEIR OWN DUE DILIGENCE ON BMACX. IF YOU DO NOT UNDERSTAND THE CONTENTS OF THIS DOCUMENT, YOU SHOULD CONSULT AN AUTHORISED FINANCIAL ADVISER.
NOTICE TO RESIDENTS OF THE DOMINICAN REPUBLIC
THE SHARES DISCUSSED HEREIN HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES MARKET LAW OF THE DOMINICAN REPUBLIC (LEY DE MERCADO DE VALORES DE LA REPÚBLICA DOMINICANA, NO.
19-00
DEL 8 DE MAYO DE 2000), AS THE SAME MAY BE AMENDED OR SUPERSEDED, AND INCLUDING ANY REGULATIONS PROMULGATED THEREUNDER (THE DR SECURITIES LAWS). SUCH SHARES MAY ONLY BE OFFERED OR SOLD IN THE DOMINICAN REPUBLIC PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE DR SECURITIES LAW, AND THUS THE SHARES HAVE NOT BEEN OFFERED IN ANY PUBLIC MANNER IN THE DOMINICAN REPUBLIC. ACCORDINGLY, ANY PURCHASER OF THE SHARES UNDERSTANDS THAT THE SAME WILL NOT BE SUBJECT TO REGISTRATION BEFORE OR THE SUPERVISION OF THE DOMINICAN REPUBLIC SECURITIES SUPERINTENDENCE (SUPERINTENDENCIA DE SEGUROS DE LA REPÚBLICA DOMINICANA) OR ANY OTHER AUTHORITY IN THE DOMINICAN REPUBLIC.
NOTICE TO RESIDENTS OF ECUADOR
THE SHARES OFFERED HEREBY HAVE NOT BEEN, AND WILL NOT BE, REGISTERED WITH THE SUPERINTENDENCIA DE COMPANIAS DEL ECUADOR (THE ECUADORIAN SECURITIES AND EXCHANGE COMMISSION) AND MAY NOT BE OFFERED AND SOLD IN ECUADOR EXCEPT IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE A PUBLIC OFFERING OR DISTRIBUTION UNDER ECUADORIAN LAWS AND REGULATIONS. THIS COMMUNICATION IS FOR INFORMATIVE PURPOSES ONLY; IT DOES NOT CONSTITUTE A PUBLIC OFFERING OF ANY KIND.
NOTICE TO INVESTORS IN EL SALVADOR
THE RECIPIENT ACKNOWLEDGES THAT THIS CONTENT HAS BEEN PREPARED AND DELIVERED UPON THE RECIPIENT’S REQUEST, ON A PRIVATE PLACEMENT BASIS.
NOTICE TO INVESTORS IN GUATEMALA
THIS CONTENT AND THE FUNDHEREIN DESCRIBED HAVE NOT BEEN NOR WILL THEY BE REGISTERED WITH OR APPROVED BY THE REGISTRO DE VALORES Y MERCANCÍAS (THE GUATEMALAN SECURITIES AND COMMODITIES MARKET AUTHORITY). ACCORDINGLY, THIS CONTENT MAY NOT BE MADE AVAILABLE, NOR MAY THE SHARES IN THE FUNDDESCRIBED HEREIN BE MARKETED AND OFFERED FOR SALE IN GUATEMALA, OTHER THAN UNDER CIRCUMSTANCES WHICH ARE DEEMED TO CONSTITUTE A PRIVATE OFFERING UNDER THE GUATEMALAN SECURITIES AND COMMODITIES MARKET LAW (LEY DEL MERCADO DE VALORES Y MERCANCÍAS DECRETO 34–96).
NOTICE TO RESIDENTS OF HONDURAS
THIS IS A PRIVATE OFFERING. THESE INTERESTS HAVE NOT BEEN REGISTERED WITH THE CENTRAL BANK OF HONDURAS.

NOTICE TO INVESTORS IN ISRAEL
THE OFFERING UNDER THIS MEMORANDUM DOES NOT CONSTITUTE AN “OFFER TO THE PUBLIC” WITHIN THE MEANING OF SECTION 15(A) OF THE ISRAELI SECURITIES LAW 5728-1968 (THE “SECURITIES LAW”), AND INVESTORS IN THE SHARES WILL NOT BE ABLE TO RELY ON SUCH SECURITIES LAW IN MANY MATTERS RELATED TO OR DERIVING FROM THIS MEMORANDUM AND/OR THEIR INVESTMENT IN THE FUND. ACCORDINGLY, EACH ISRAELI PURCHASER OF THE SHARES WILL BE REQUIRED TO BE A “SOPHISTICATED INVESTOR” WITHIN THE MEANING OF THE SECURITIES LAW, TO CONFIRM IN WRITING THAT IT FALLS WITHIN ONE OF THE CRITERIA FOR BEING DEEMED AS SUCH (AND, IN CERTAIN CASES, ADDITIONALLY TO PROVIDE THIRD-PARTY CONFIRMATION OF SAME) AND THAT IT IS AWARE OF THE CONSEQUENCES OF BEING CLASSIFIED AS A “SOPHISTICATED INVESTOR” AND TO UNDERTAKE THAT IT IS PURCHASING THE SHARES FOR INVESTMENT PURPOSES ONLY, WITH NO INTENTION TO SELL OR DISTRIBUTE THEM.
NEITHER THE GENERAL PARTNER, NOR THE INVESTMENT ADVISOR, IS REGISTERED OR INTENDS TO REGISTER AS AN INVESTMENT ADVISER OR AN INVESTMENT PORTFOLIO MANAGER UNDER THE ISRAELI REGULATION OF INVESTMENT ADVICE AND INVESTMENT PORTFOLIO MANAGEMENT LAW, 5755-1995 (THE “INVESTMENT LAW”), NOR DO EITHER OF THEM CARRY THE INSURANCE AS REQUIRED OF A REGISTERED ENTITY THEREUNDER. FURTHERMORE, THESE INTERESTS ARE NOT BEING OFFERED BY A LICENSED MARKETER OF SECURITIES PURSUANT TO THE INVESTMENT LAW. INVESTORS ARE ENCOURAGED TO SEEK COMPETENT INVESTMENT ADVICE FROM A LOCALLY LICENSED INVESTMENT ADVISER PRIOR TO MAKING THE INVESTMENT, AS WELL AS LEGAL, BUSINESS AND TAX ADVICE FROM COMPETENT LOCAL ADVISERS.
NOTICE TO INVESTORS IN JAMAICA
THE DISTRIBUTION OF THIS MATERIAL AND THE OFFER AND SALE OF BMACX MAY BE RESTRICTED OR INAPPROPRIATE IN CERTAIN JURISDICTIONS. IT IS THE RESPONSIBILITY OF ANY PERSON IN POSSESSION OF THIS MATERIAL AND ANY PERSONS WISHING TO SUBSCRIBE TO BMACX PURSUANT TO THIS MATERIAL TO INFORM THEMSELVES OF, AND TO OBSERVE, ALL APPLICABLE LAWS AND REGULATIONS OF JAMAICA.
NOTICE TO INVESTORS IN MEXICO
THE SHARES HAVE NOT AND WILL NOT BE REGISTERED IN THE NATIONAL REGISTRY OF SECURITIES MAINTAINED BY THE NATIONAL BANKING AND SECURITIES COMMISSION, AND MAY NOT BE PUBLICLY OFFERED IN MEXICO. THIS CONTENT MAY NOT BE PUBLICLY DISTRIBUTED IN MEXICO. THE SHARES MAY BE OFFERED AS PRIVATE OFFERING IN TERMS OF ARTICLE 8 OF THE SECURITIES MARKET LAW.
NOTICE TO INVESTORS IN MONACO
BMACX MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, TO THE PUBLIC IN MONACO OTHER THAN BY A DULY AUTHORIZED INTERMEDIARY. SUCH INTERMEDIARIES BEING BANKS AND FINANCIAL SERVICES PROVIDERS DULY LICENSED BY THE “COMMISSION DE CONTRÔLE DES ACTIVITÉS FINANCIÈRES” (CCAF) BY VIRTUE OF LAW N° 1.338 OF SEPTEMBER 7TH, 2007 AND AUTHORISED UNDER LAW N°1.144 OF JULY 26TH, 1991.
OTHERWISE, BMACX MAY ONLY BE OFFERED OR SOLD TO: I) IINSTITUTIONAL IINVESTORS (PENSION FUNDS, THE GOVERNMENT, THE SOVEREIGN FUND, THE PRINCE’S FOUNDATION, BANKS AND INSURANCE COMPANIES); II) COMPANIES LICENSED BY THE CCAF; III) INVESTORS

WHO HAVE RAISED ENQUIRIES AT THEIR OWN INITIATIVE (ON CROSS BORDER BASIS); AND IV) EXISTING CLIENTS OF RELEVANT ENTITIES (ON CROSS BORDER BASIS). THE DISTRIBUTION OF THIS DOCUMENT IS RESTRICTED ACCORDINGLY.
BY ACCEPTING THIS DOCUMENT, RECIPIENTS WARRANT THAT THEY ARE FLUENT IN ENGLISH AND EXPRESSLY WAIVE THE POSSIBILITY OF A FRENCH TRANSLATION OF THIS DOCUMENT. LES DESTINATAIRES DU PRÉSENT DOCUMENT RECONNAISSENT ÊTRE À MÊME D’EN PRENDRE CONNAISSANCE EN LANGUE ANGLAISE ET RENONCENT EXPRESSÉMENT À UNE TRADUCTION FRANÇAISE.
NOTICE TO RESIDENTS OF NEW ZEALAND:
THIS DOCUMENT AND THE INFORMATION CONTAINED IN OR ACCOMPANYING THIS DOCUMENT ARE NOT, AND ARE UNDER NO CIRCUMSTANCES TO BE CONSTRUED AS, AN OFFER OF FINANCIAL PRODUCTS FOR ISSUE REQUIRING DISCLOSURE TO AN INVESTOR UNDER PART 3 OF THE FINANCIAL MARKETS CONDUCT ACT 2013 (N.Z.) (THE “FINANCIAL MARKETS CONDUCT ACT (N.Z.)”). THIS DOCUMENT AND THE INFORMATION CONTAINED IN OR ACCOMPANYING THIS DOCUMENT HAVE NOT BEEN REGISTERED, FILED WITH OR APPROVED BY ANY NEW ZEALAND REGULATORY AUTHORITY OR UNDER OR IN ACCORDANCE WITH THE FINANCIAL MARKETS CONDUCT ACT (N.Z.). THIS DOCUMENT AND THE INFORMATION CONTAINED IN OR ACCOMPANYING THIS DOCUMENT ARE NOT A DISCLOSURE DOCUMENT UNDER NEW ZEALAND LAW AND DO NOT CONTAIN ALL THE INFORMATION THAT A DISCLOSURE DOCUMENT IS REQUIRED TO CONTAIN UNDER NEW ZEALAND LAW.
ANY OFFER OR SALE OF ANY INTERESTS DESCRIBED IN THESE MATERIALS IN NEW ZEALAND WILL BE MADE ONLY:

a.	T O A PERSON WHO IS REQUIRED TO PAY A MINIMUM OF NZ$750,000 FOR EACH INTEREST ON ACCEPTANCE OF THE OFFER; OR

b.	TO A PERSON WHO IS AN INVESTMENT BUSINESS; OR

c.	TO A PERSON WHO MEETS THE INVESTMENT ACTIVITY CRITERIA SPECIFIED IN CLAUSE 38 OF SCHEDULE 1 OF THE FINANCIAL MARKETS CONDUCT ACT (N.Z.); OR

d.	TO A PERSON WHO IS LARGE WITHIN THE MEANING OF CLAUSE 39 OF SCHEDULE 1 OF THE FINANCIAL MARKETS CONDUCT ACT (N.Z.); OR

e.	TO A PERSON WHO IS A GOVERNMENT AGENCY; OR

f.	TO A PERSON WHO IS A CLOSE BUSINESS ASSOCIATE WITHIN THE MEANING OF CLAUSE 4 OF SCHEDULE 1 OF THE FINANCIAL MARKETS CONDUCT ACT (N.Z.) OF THE OFFEROR; OR

g.
IN OTHER CIRCUMSTANCES WHERE THERE IS NO CONTRAVENTION OF THE FINANCIAL MARKETS CONDUCT ACT (N.Z.) (OR ANY STATUTORY MODIFICATION OR
RE-ENACTMENT
OF, OR STATUTORY SUBSTITUTION FOR, THE FINANCIAL MARKETS CONDUCT ACT (N.Z.)).

IN SUBSCRIBING FOR INTERESTS EACH INVESTOR REPRESENTS AND AGREES THAT IT IS NOT ACQUIRING THOSE INTERESTS WITH A VIEW TO DEALING WITH THEM (OR ANY OF THEM) OTHER THAN WHERE AN EXCLUSION UNDER PART 1 OF SCHEDULE 1 OF THE FINANCIAL MARKETS CONDUCT ACT (N.Z.) APPLIES TO SUCH DEALING AND, ACCORDINGLY:

a.	AIT HAS NOT OFFERED OR SOLD, AND WILL NOT OFFER OR SELL, DIRECTLY OR INDIRECTLY, ANY INTERESTS; AND

b.	IT HAS NOT DISTRIBUTED AND WILL NOT DISTRIBUTE, DIRECTLY OR INDIRECTLY, ANY OFFERING MATERIALS OR ADVERTISEMENT IN RELATION TO ANY OFFER OF INTERESTS,
IN EACH CASE IN NEW ZEALAND WITHIN 12 MONTHS AFTER THE ISSUE OF INTERESTS TO THAT INVESTOR OTHER THAN TO PERSONS WHO MEET THE CRITERIA SET OUT IN (A) TO (G) ABOVE.
NOTICE TO RESIDENTS OF NICARAGUA
THE PRESENT IS NOT A PUBLIC OFFERING DOCUMENT. SHARES ARE NOT TO BE OFFERED, PLACED OR TRADED IN BY ANY MEANS TO THE PUBLIC OR DETERMINED GROUPS, INCLUDING THE USE OF MASS MEDIA AND ANY OTHER PUBLIC OFFERING MEANS IN ACCORDANCE TO REGULATIONS ON THE PUBLIC OFFER OF SECURITIES IN THE PRIMARY MARKET (SIBOIF RESOLUTION NUMBER
CD-SIBOIF-692-1-SEP7-2011),
REGULATIONS ON THE NEGOTIATION OF SECURITIES IN THE SECONDARY MARKET (SIBOIF RESOLUTION
CD-
SIBOIF-692-2-SEP7-2011),
REGULATIONS ON ADVERTISING IN THE SECURITIES MARKET (SIBOIF RESOLUTION
CD-SIBOIF-556-2-OCT-2008)
AND NICARAGUAN STOK MARKET LAW, LAW NO. 587, PUBLISHED IN “LA GACETA”, OFFICIAL DIARY, ISSUE NO. 222, ON NOVEMBER 15, 2006.
NOTICE TO RESIDENTS OF PANAMA
THESE SHARES AS WELL AS THEIR OFFER, SALE OR THEIR TRADING PROCEDURES HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE SUPERINTENDENCY OF CAPITAL MARKETS OF THE REPUBLIC OF PANAMA. THESE SHARES ARE EXEMPT FROM REGISTRATION PURSUANT TO ARTICLE 129, ITEM 3 OF THE UNIFIED TEXT OF THE LAW DECREE N°. 1 OF JULY 8, 1999, AS AMENDED FROM TIME TO TIME, (THE “PANAMANIAN SECURITIES ACT”). AS A RESULT, THESE SHARES DO NOT BENEFIT FROM THE TAX INCENTIVES PROVIDED BY ARTICLES 334 THROUGH 336 OF THE PANAMANIAN SECURITIES ACT AND ARE NOT SUBJECT TO REGULATION OR SUPERVISION BY THE SUPERINTENDENCY OF CAPITAL MARKETS OF THE REPUBLIC OF PANAMA.
NOTICE TO RESIDENTS OF PARAGUAY
THIS DOES NOT CONSTITUTE A PUBLIC OFFERING OF SECURITIES OR OTHER FINANCIAL PRODUCTS AND SERVICES IN PARAGUAY. YOU ACKNOWLEDGE THAT THE SECURITIES AND FINANCIAL PRODUCTS OFFERED HEREIN WERE ISSUED OUTSIDE OF PARAGUAY. YOU ACKNOWLEDGE THAT ANY LEGAL MATTER ARISING FROM THIS OFFER SHALL NOT BE SUBMITTED TO ANY PARAGUAYAN GOVERNMENT AUTHORITY. YOU ACKNOWLEDGE THAT THE PARAGUAYAN DEPOSIT INSURANCE LEGISLATION DOES NOT INSURE INVESTMENTS IN THE OFFERED SECURITIES. THE PARAGUAYAN CENTRAL BANK (BANCO CENTRAL DEL PARAGUAY), THE PARAGUAYAN NATIONAL STOCK EXCHANGE COMMISSION (COMISIÓN NACIONAL DE VALORES DEL PARAGUAY), AND THE PARAGUAYAN BANKING SUPERINTENDENCE (SUPERINTENDENCIA DE BANCOS DEL BANCO CENTRAL DEL PARAGUAY) DO NOT REGULATE THE OFFERING OF THESE SECURITIES OR ANY OBLIGATIONS THAT MAY ARISE FROM SUCH OFFERING. YOU SHOULD MAKE YOUR OWN DECISION WHETHER THIS OFFERING MEETS YOUR INVESTMENT OBJECTIVES AND RISK TOLERANCE LEVEL.
ESTA OFERTA NO CONSTITUYE EL OFRECIMIENTO PÚBLICO DE VALORES U OTROS PRODUCTOS Y SERVICIOS FINANCIEROS EN PARAGUAY. UD. RECONOCE QUE LOS VALORES Y LOS PRODUCTOS FINANCIEROS OFRECIDOS POR ESTE MEDIO FUERON EMITIDOS FUERA DEL PARAGUAY. UD. ACEPTA QUE CUALQUIER DISPUTA O CONFLICTO LEGAL QUE SURJA EN

VIRTUD DE ESTA OFERTA NO SERÁ SOMETIDA A AUTORIDAD PÚBLICA PARAGUAYA ALGUNA. ASIMISMO, UD. RECONOCE QUE LA LEY DE GARANTÍA DE DEPÓSITOS DE SU PAÍS DE RESIDENCIA NO CUBRE LOS PRODUCTOS OFRECIDOS POR ESTE MEDIO, NI LOS ACTIVOS Y FONDOS TRANSFERIDOS A ESTOS EFECTOS. EL BANCO CENTRAL DEL PARAGUAY, LA COMISIÓN NACIONAL DE VALORES DEL PARAGUAY, Y LA SUPERINTENDENCIA DE BANCOS DEL BANCO CENTRAL DEL PARAGUAY NO REGULAN NI SON RESPONSABLES DE LA OFERTA DE ESTO PRODUCTOS O SU ACEPTACIÓN. UD. DEBE EVALUAR SI LA PRESENTE OFERTA CUMPLE CON SUS OBJETIVOS DE INVERSIÓN Y NIVELES DE TOLERANCIA DE RIESGOS.
NOTICE TO RESIDENTS OF PERU
THE SHARES AND THE INFORMATION CONTAINED IN THIS CONTENT ARE NOT BEING MARKETED OR PUBLICLY OFFERED IN PERU AND WILL NOT BE DISTRIBUTED OR CAUSED TO BE DISTRIBUTED TO THE GENERAL PUBLIC IN PERU. THE SHARES AND THE INFORMATION CONTAINED HEREIN HAVE NOT BEEN AND WILL NOT BE CONFIRMED, APPROVED OR IN ANY WAY SUBMITTED TO THE PERUVIAN SECURITIES AND EXCHANGE COMMISSION – SUPERINTENDENCIA DEL MERCADO DE VALORES (“SMV”) – NOR HAVE THEY BEEN REGISTERED UNDER THE PERUVIAN SECURITIES MARKET LAW (“LEY DEL MERCADO DE VALORES”, WHOSE SINGLE REVISED TEXT WAS APPROVED BY SUPREME DECREE NO.
093–2002-EF).
NOTWITHSTANDING THE FOREGOING, THE SHARES AND THE INFORMATION CONTAINED HEREIN MAY BE SUBMITTED AND REGISTERED WITH PERUVIAN PENSION FUNDS—ADMINISTRADORAS PRIVADAS DE FONDOS DE PENSIONES (AFP), AS REQUIRED BY SUPERINTENDENCE OF BANKING, INSURANCE AND PENSION FUNDS—SUPERINTENDENCIA DE BANCA, SEGUROS Y ADMINISTRADORAS PRIVADAS DE FONDOS DE PENSIONES (SBS) – AS A RESULT OF PRIVATE OFFERINGS OF THE SHARES ADDRESSED TO CERTAIN INSTITUTIONAL INVESTORS IN ACCORDANCE WITH PERUVIAN REGULATIONS.
NOTICE TO RESIDENTS OF TRINIDAD AND TOBAGO
NOTICE TO PROSPECTIVE INVESTORS IN TRINIDAD AND TOBAGO
THE FUND WILL NOT BE SUBJECT TO A PUBLIC OR LIMITED OFFERING IN TRINIDAD AND TOBAGO AND THE FUND AND THE RELEVANT DOCUMENTS HAVE NOT BEEN AND WILL NOT BE NOTIFIED TO OR REGISTERED WITH OR REVIEWED OR APPROVED BY THE TRINIDAD AND TOBAGO STOCK EXCHANGE OR THE TRINIDAD AND TOBAGO SECURITIES AND EXCHANGE COMMISSION.
INVESTMENTS IN THE FUND IS STRICTLY PRIVATE AND CONFIDENTIAL AND MAY ONLY BE ISSUED IN TRINIDAD AND TOBAGO PURSUANT TO SECTION 4(6A)(A) OF THE SECURITIES ACT, 2012 (AS AMENDED) OF THE LAWS OF THE REPUBLIC OF TRINIDAD AND TOBAGO (THE ‘T&T SECURITIES ACT’) TO INVESTORS WHO QUALIFY AS REGISTRANTS UNDER SECTION 51(4) OF THE SECURITIES ACT OR TO ACCREDITED INVESTORS (AS DEFINED IN THE T&T SECURITIES ACT) WHO QUALIFY AS FOREIGN PERSONS AND MEET THE CONDITIONS UNDER SECTION 4(6A)(B) OF THE T&T SECURITIES ACT OR TO ACCREDITED INVESTORS WHO HAVE EXPRESSLY AND ON THEIR OWN VOLITION SOLICITED AN INVESTMENT IN THE FUND.
THE FUND HAS NOT BEEN AND WILL NOT BE PUBLICLY OFFERED, SOLD, PROMOTED OR ADVERTISED IN TRINIDAD AND TOBAGO. INVESTMENTS IN THE FUND WILL BE SOLD OUTSIDE TRINIDAD AND TOBAGO AND ARE NOT PART OF A PUBLIC OFFERING.
THIS MATERIAL MUST NOT BE SHOWN, MADE AVAILABLE OR PROVIDED TO ANY PERSON OTHER THAN THE ORIGINAL RECIPIENT AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. INVESTMENTS IN THE FUND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY TO THE PUBLIC IN TRINIDAD AND TOBAGO.

TRINIDAD AND TOBAGO SECURITIES LAWS AND REGULATIONS ON THE REGISTRATION OF ISSUERS AND THE REGISTRATION OF SECURITIES WILL NOT BE APPLICABLE TO THE OFFERING OF THE FUND AND THEREFORE THE DISCLOSURE OBLIGATIONS SET FORTH THEREIN WILL NOT BE APPLICABLE TO THE ISSUER OR THE SELLERS OF INVESTMENTS IN THE FUND BEFORE OR AFTER THEIR ACQUISITION BY PROSPECTIVE INVESTORS.
SAVE AS SET OUT HEREIN, THE MATERIAL AND OTHER OFFERING MATERIALS RELATING TO THE OFFER OF THE INVESTMENTS IN THE FUND ARE BEING SUPPLIED TO THOSE TRINIDAD AND TOBAGO INVESTORS WHO HAVE EXPRESSLY AND ON THEIR OWN VOLITION REQUESTED THEM. SUCH MATERIALS MAY NOT BE DISTRIBUTED TO ANY PERSON OR ENTITY OTHER THAN THE INTENDED RECIPIENTS.
NOTICE TO RESIDENTS OF TURKS AND CAICOS
THE OFFERING IS NOT AND WILL NOT BE MARKETED OR OFFERED TO THE PUBLIC IN THE TURKS AND CAICOS ISLANDS, NOR WILL THERE BE ANY REGISTRATION WITH OR APPROVAL OF THE OFFERING BY ANY AUTHORITY IN THE TURKS AND CAICOS ISLANDS.
NOTICE TO RESIDENTS OF URUGUAY
IN URUGUAY THE SHARES ARE BEING PLACED RELYING ON A PRIVATE PLACEMENT (OFERTA PRIVADA) PURSUANT TO SECTION 2 OF LAW 18, 627. THE SHARES ARE NOT AND WILL NOT BE REGISTERED WITH THE FINANCIAL SERVICES SUPERINTENDENCE OF THE CENTRAL BANK OF URUGUAY TO BE PUBLICLY OFFERED IN URUGUAY. THIS FUND IS NOT CONSTITUTED UNDER LAW NR. 16.774 AND WILL NOT BE REGISTERED WITH THE CENTRAL BANK OF URUGUAY. THE SHARES CORRESPOND TO INVESTMENT FUNDS THAT ARE NOT INVESTMENT FUNDS REGULATED BY URUGUAYAN LAW 16,774 DATED SEPTEMBER 27, 1996, AS AMENDED.

PURCHASE OF COMMON SHARES
You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Intermediary Manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments, our Common Shares are only suitable as a long-term investment. Because there is no public market for our Common Shares, shareholders may have difficulty selling their Common Shares.
Acceptance and Timing of Purchase Orders
A purchase order received by the Fund or a financial intermediary prior to the close of the NYSE, on a day the Fund is open for business, together with payment will be effected at that day’s NAV. An order received after the close of the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business. For shares purchased through the Intermediary Manager, order instructions must be received in good order prior to the close of regular trading on the NYSE in order to receive the current day’s NAV. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order. For more information on purchasing Common Shares through the Intermediary Manager, please call (844) 702-1299.
Investors may buy and redeem shares of the Fund through brokers, dealers and other financial intermediaries (“Selling Agents”) that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Orders will be priced at the appropriate price next computed after it is received by a Selling Agent and accepted by the Fund. The Fund will be deemed to have received a purchase order when a Selling Agent or, if applicable, a Selling Agent’s authorized designee, receives the request in good order and the Fund is in receipt. A purchase order from the client of a Selling Agent is not received in “good order” by such Selling Agent unless and until a confirmation of such order is passed back from the Intermediary Manager, the Fund, or their delegate to the broker who submitted the order, which may not occur until the business day immediately following the business day on which the purchase order was submitted by the client to such Selling Agent or at another time determined by the Fund or the Selling Agent. A Selling Agent may hold shares in an omnibus account in the Selling Agent’s name or the Selling Agent may maintain individual ownership records. Selling Agents may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Selling Agent to determine if it is subject to these arrangements. Selling Agents are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.
Selling Agents and other financial intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus

(including requirements as to the timing of a subscription and required documentation). Such terms and conditions are not imposed by the Fund, the Intermediary Manager or any other service provider of the Fund. Any terms and conditions imposed by a Selling Agent or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a stockholder’s ability to purchase Common Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their Selling Agent or other financial intermediary.
The Fund and the Intermediary Manager each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Common Shares. The sale of Common Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.
Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy Common Shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.
Purchase Price
Shares are sold at the NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you purchase in our primary offering will be automatically invested in additional Common Shares of the same class. The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the NAV per share for such Common Shares on the date the distribution is paid.
Our NAV may vary significantly from one day to the next. The Fund’s daily NAV per share will be available on the Fund’s website at www.bmacx.com. Information contained on the Fund’s website is not incorporated by reference into this prospectus, and you should not consider such information to be part of this prospectus.
In contrast to securities traded on an exchange or
over-the-counter,
where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated daily using our valuation methodology, and the price at which we sell new Common Shares and repurchase outstanding Common Shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM
The Fund is a
closed-end
interval fund. We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our Common Shares. Instead, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Common Shares, we will make periodic offers to repurchase Common Shares. No shareholder will have the right to require the Fund to repurchase its Common Shares, except as permitted by the Fund’s interval structure. As a result, if you purchase our Common Shares, your ability to sell your Common Shares will be limited.
The Fund has adopted, pursuant to Rule
23c-3
under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expect to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board. The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine).
The date on which the repurchase price for Common Shares is determined shall occur no later than the 14 th
 day after the Repurchase Request Deadline (or the next business day, if the 14 th
day is not a business day). The date by which shareholders wishing to tender Common Shares for repurchase must respond to the repurchase offer will be no more than seven days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 calendar days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Common Shares that the Fund is offering to repurchase and how the Fund will purchase Common Shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder’s repurchase request is due.

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which the Fund will pay to shareholders the proceeds from their Common Shares accepted for repurchase.

•	The NAV of the Common Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

•
The procedures by which shareholders may tender their Common Shares, the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline, and the amount of any repurchase fees that may be charged.

•	For Common Shares held in “street name,” any additional procedures from the financial intermediary a shareholder must follow, as applicable.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.
This notice must be included in a shareholder report or other Fund document.
If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will generally be unable to liquidate Common Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.
The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date.

The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting
www.bmacx.com
or calling the Fund’s transfer agent at (816) 435-3455.
The Fund may impose an Early Repurchase Deduction on Common Shares repurchased within one year. The one-year
holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Common Shares. Shareholders who are exchanging a class of our Common Shares for an equivalent aggregate NAV of another class of our Common Shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Deduction. In addition, the Fund’s Common Shares may be sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to
non-U.S.
persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
We may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

•	repurchases resulting from death, qualifying disability or divorce;

•	in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance;

•	due to trade or operational error; or

•	repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund.
As set forth above, we may waive the Early Repurchase Deduction in respect of repurchase of Common Shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including Common Shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the Common Shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing
on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the Common Shares (through the repurchase of the Common Shares by us and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). We must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of Common Shares, the request to have the Common Shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. Such repurchases must be properly submitted, including specifying the particular exemption (i.e., death, disability or divorce, as applicable). Notwithstanding the above, the Early Repurchase Deduction waiver may not be honored at the discretion of the Adviser if it is not operationally feasible. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.

You may tender all of the Common Shares that you own. If you are a participant in the Fund’s distribution reinvestment plan and tender Common Shares that you own, it will impact your participation in the distribution reinvestment plan.
See “Distribution Reinvestment Plan.”
There is no minimum number of Common Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Common Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Common Shares (either by number of shares or aggregate NAV). In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Common Shares up to a maximum amount of 2% of the outstanding Common Shares of the Fund. If the Fund determines not to repurchase additional Common Shares beyond the repurchase offer amount, or if shareholders tender an amount of Common Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Common Shares (in the aggregate across all share classes) tendered on a pro rata basis.
If any Common Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Common Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Common Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule
23c-3
under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of the Independent Trustees. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (2) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Additionally, to the extent we seek to participate in a repurchase program of any portfolio company in which we invest, the amount that we tender in such repurchase offers may not be fully accepted by the portfolio company, which may affect our liquidity. In order to provide potential liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to liquid assets, including bonds, syndicated loans, cash, cash equivalents or other liquid investments. We may fund repurchase requests from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds.
A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $500. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $500, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV.
Payment for repurchased Common Shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Common Shares.

DISTRIBUTION REINVESTMENT PLAN
We have adopted an
“opt-out”
distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional Common Shares will be credited to each participating shareholder’s account to three decimal places.
No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our Common Shares. If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares received under the Plan will be issued to you at their NAV on the ex-dividend
date.
If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of Common Shares by a participant to a non-participant
will terminate participation in the distribution reinvestment plan with respect to the transferred Common Shares. A shareholder holding Common Shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the distribution reinvestment plan or may need to affirmatively opt into the reinvestment plan. Processes may vary by broker; please refer to your broker for required processes. If a participant elects to repurchase its Common Shares in full, any Common Shares issued to the participant under the plan subsequent to the expiration of the repurchase offer will be considered part of the participant’s request to repurchase its Common Shares in full, and the participant’s participation in the plan will be terminated as of the valuation date of the applicable repurchase offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date. If a participant elects to repurchase a portion of its Common Shares, such shareholder will remain a participant in the plan with respect to its Common Shares that were not repurchased (even if they are Common Shares that such shareholder requested for repurchase).
If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your Common Shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.
Any purchases of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.
The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such Common Shares on the date the distribution is paid. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.
All correspondence or questions concerning the distribution reinvestment plan should be directed to the Plan Administrator.
See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

REGULATION
The following discussion is a general summary of the material prohibitions and descriptions governing the Fund generally. It does not purport to be a complete description of all of the laws and regulations affecting the Fund.
Leverage and Senior Securities; Coverage Ratio
To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will borrowings by the Fund exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 1:2 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from financial institutions and issuances of debt securities. We may also use leverage in the form of the issuance of preferred shares or, to a limited extent, by using reverse repurchase agreements or similar transactions and derivatives, including credit default swaps. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment or other uses by us.
We expect to invest in other investment companies and BDCs, and such vehicles will use leverage which we will not count towards our leverage limit (provided that we do not wholly own any of these investment companies or BDCs or that we are not otherwise required to consolidate such entities). We may invest in operating entities, for example insurance-related companies and their related entities, but we will not treat the liabilities of such operating companies as leverage for purposes of calculating our leverage limit (provided that such liabilities (including borrowings) are not recourse to us and that the financial statements of the operating entity are not consolidated in our financial statements pursuant to the requirements of U.S. GAAP). See “
Risk Factors—Leverage Risk
.”
The Fund may also enter into transactions that may give rise to a form of leverage that will not count towards the above limit, including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.
The net proceeds the Fund obtains from reverse repurchase agreements, credit default swaps, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to shareholders than if the Fund were not so leveraged.
Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the NAV of the Common Shares and the yield to shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the shareholders and result in a reduction of the NAV of the Common Shares.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.
Code of Ethics
We and the Adviser will adopt a code of ethics pursuant to Rule
17j-1
under the 1940 Act and
Rule 204A-1
under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address:
publicinfo@sec.gov
.
Affiliated Transactions
We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser, and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, the Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule
206(4)-6
under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.
Proxy Policies
The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case
basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the Investment Team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund’s investment in a particular company.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Blackstone Private Credit Strategies LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the Exchange Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, we are prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
Our internet address is
www.
bmacx.com.
We make available free of charge on our website our annual and semi-annual reports to shareholders and amendments to those reports, when available, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our Common Shares as capital assets. A U.S. shareholder is a shareholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) an estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt
organizations, dealers in securities or currencies, traders in securities that elect mark to market treatment, or persons that will hold our Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or any U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our Common Shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation as a Regulated Investment Company
The Fund intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a RIC under Subchapter M of the Code.
To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in clause 2(b) above).
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt
income, if any, for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections), (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year
period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.
A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate
shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
While the Fund generally intends to qualify as a RIC for each taxable year, it is possible that as the Fund ramps up its portfolio that it may not satisfy the diversification requirements described above, and thus may not qualify as a RIC, for its first short taxable year. In such case, however, we anticipate that the associated tax liability would not be material, and that such non-compliance
would not have a material adverse effect on our business, financial condition and results of operations, although there can be no assurance in this regard. The remainder of this discussion assumes that the Fund qualifies as a RIC for each taxable year.
Distributions
Distributions to shareholders by the Fund of ordinary income and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in its Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate
shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional Common Shares will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional Common Shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the Common Shares were credited to the shareholder’s account.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions.
Sale or Exchange of Shares
Upon the sale, exchange or other taxable disposition of our Common Shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Common Shares. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Common Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. For non-corporate
taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.
No loss will be allowed on the sale, exchange or other taxable disposition of Common Shares if the shareholder acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other taxable disposition of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares.
The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Shareholders who tender all Common Shares of the Fund held, or considered to be held, by them (and do not own any preferred shares of the Fund) in response to a repurchase offer will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the repurchase of its Common Shares. In such a case, there is a risk that non-tendering
shareholders, and shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Nature of the Fund’s Investments
Certain of the Fund’s hedging and derivatives transactions may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.
These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Below Investment Grade Instruments
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Original Issue Discount and Market Discount
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. In addition, the Fund will be treated as having acquired a debt instrument with market discount if it is acquired after its original issue and its stated redemption price at maturity (or, in the case of a debt instrument issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the debt instrument by more than a statutory de minimis amount. We intend to elect to amortize market discount and include such amounts in our taxable income on a current basis, instead of upon disposition of the applicable debt obligation. Because any original issue discount or market discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.
Currency Fluctuations
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Foreign Taxes
The Fund’s investment in
non-U.S.
securities may be subject to
non-U.S.
withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.
Preferred Shares or Borrowings
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Shares in certain circumstances. Limits on the Fund’s payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Backup Withholding
The Fund may be required to withhold from all distributions and repurchase proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Foreign Shareholders
U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.
If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other taxable disposition of Common Shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other taxable disposition of Common Shares.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other taxable disposition of Common Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.
Very generally, special tax rules would apply if the Fund holds “United States real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to foreign shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions and, in certain cases, gain realized on sale of Common Shares, at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.
The Fund may be required to withhold from distributions to foreign shareholders that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies its foreign status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial
foreign entity, whether such
non-financial
foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial
foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our Common Shares.

Other Taxation
Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS
Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including, without limitation, an IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any other U.S. or
non-U.S.
federal, state, local or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Other Plan Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) or (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Other Plan Laws.
General Fiduciary Matters
ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor (defined below) and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term Benefit Plan Investor is defined under ERISA to include any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (b) “plan” as defined in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).
In contemplating an investment in the Fund, each fiduciary of a Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Other Plan Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Other Plan Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Fund, the Adviser or any of their respective affiliates is a fiduciary with respect to such assets of the Plan.
Prohibited Transaction Issues
Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt
prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt
prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any Common Shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any plan assets. Depending on the satisfaction of certain conditions which may include the identity of the Benefit Plan Investor fiduciary making the decision to acquire or hold the Common Shares on behalf of a Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”)
91-38
(relating to investments by bank

collective investment funds), PTCE
84-14
(relating to transactions effected by a “qualified professional asset manager”), PTCE
95-60
(relating to investments by an insurance company general account), PTCE
96-23
(relating to transactions directed by an
in-house
asset manager) or PTCE
90-1
(relating to investments by insurance company pooled separate accounts) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving the Common Shares. It is also possible that one of these exemptions could apply to some aspect of the acquisition or holding of such Common Shares, but not apply to some other aspect of such acquisition or holding. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of a Benefit Plan Investor considering acquiring and/or holding our Common Shares in reliance on these or any other exemption should carefully review the exemption in consultation with their legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.
Plan Asset Issues
An additional issue concerns the extent to which we or all or a portion of our assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of the Code. Under ERISA and the regulations promulgated thereunder by the U.S. Department of Labor (the “DOL”), as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (each within the meaning of the Plan Asset Regulations). Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or the prohibited transaction provisions of Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund.
Other Plans
Plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and
non-U.S.
plans (as described in Section 4(b)(4) of ERISA) may not be subject to the fiduciary responsibility or prohibited transaction rules of ERISA or Section 4975 of the Code, but may be subject to Other Plan Laws which may affect their investment in our Common Shares. Fiduciaries of any such Plans should consult with their legal advisors in connection with an investment in any class of our Common Shares.
Representation
By acceptance of any class of Common Shares, each shareholder will be deemed to have represented and warranted that either (i) the shareholder is not, and is not investing on behalf of, any Plan or (ii) the purchase and holding of the Common Shares by such shareholder will not constitute or result in a non-exempt
prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Other Plan Laws.
Reporting of Indirect Compensation
ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the management fee and incentive fee payable to the Adviser, are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.
This prospectus does not constitute an undertaking to provide impartial investment advice and it is not our intention to act in a fiduciary capacity with respect to any Plan. The Adviser, Blackstone, and our and their respective affiliates have a financial interest in shareholders’ investment in our Common Shares on account of the fees and other compensation they expect to receive (as the case may be) from us and their other relationships with us as contemplated in this prospectus. Any such fees and compensation do not constitute fees or compensation rendered for the provision of investment advice to any Plan. Each Plan will be deemed to represent and warrant that it is advised by a fiduciary that is (a) independent of the Adviser, Blackstone and their respective affiliates; (b) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this prospectus; and (c) a fiduciary (under ERISA, Section 4975 of the Code or applicable Other Plan Law) with respect to the Plan’s investment in the Common Shares, who is responsible for exercising independent judgment in evaluating the Plan’s investment in the Common Shares and any related transactions.
Each Plan investor is advised to contact its own legal and financial advisors and other fiduciaries unrelated to the Adviser, Blackstone and any of their respective affiliates about whether an investment in our Common Shares, or any decision to continue to hold, transfer or provide any consent with respect to any such Common Shares, may be appropriate for the Plan’s circumstances. Prospective investors should not construe the contents of this prospectus or any communications from the Fund, the Adviser, Blackstone or any of our or their respective affiliates as a recommendation with respect to our Common Shares that is based on any prospective investor’s particular needs or individual circumstances, and neither this prospectus nor any such communications should be relied upon by any prospective investor as intended to advance such prospective investor’s best interest. Neither the Fund, the Adviser, Blackstone nor any of our or their respective affiliates has agreed to act, or has acted, as a “fiduciary,” within the meaning of Section 3(21) of ERISA or Section 4975 of the Code to any prospective investor.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by J.P. Morgan Chase N.A. The address of the custodian is 383 Madison Ave., New York NY 10017. SS&C GIDS, Inc. acts as our transfer agent and distribution disbursing agent for our Common Shares. The principal business address of SS&C GIDS, Inc. is 430 W. 7th Street, Suite 219270, Kansas City, Missouri 64105-1594, telephone number: (816) 435-3455.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board of Trustees, if any, the Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
FINANCIAL STATEMENTS
Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund and in such capacity audits the Fund’s annual financial statements and provides other audit, tax and related services.
Because the Fund is newly organized and its Common Shares have not previously been offered, the Fund does not have any financial history as of the date of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.
LEGAL MATTERS
Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Richards, Layton & Finger, P.A., Wilmington, DE, as special Delaware counsel to the Fund. Simpson Thacher & Bartlett LLP, New York, NY, acts as counsel to the Fund.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form
N-2,
together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.
We are required to file with or submit to the SEC annual, quarterly and current reports and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at
http://www.sec.gov.
Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following
e-mail
address: publicinfo@sec.gov.

WEBSITE DISCLOSURE
We use our website (
www.
bmacx.com
) as a channel of distribution of company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this Registration Statement.

Investor Data Privacy Notice
Last updated:
June 30, 2023
Why are you seeing this notice?

◾
You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the
Fund
) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively,
Blackstone
).

◾
We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the
Data Privacy Notice
) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

◾
“
Personal Data
” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

◾
We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.
Who is providing this notice?
Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link:
https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

◾
For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the
Fund Parties
).

◾	Where we use the terms “ we ”, “ us ” and “ our ” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

◾
Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

◾
We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘
Contact Us
’ section.

Investor Data Privacy Notice	Blackstone	1

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “
data controller
”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.
Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.
What personal data do we collect about you?
The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

◾	Contact information, such as name, e-mail and postal address, and phone number;

◾	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;

◾
Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;

◾	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;

◾
Financial information, such as information related to your transactions with us or others, bank account details (
e.g.
, account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (
e.g.
, types and amounts of investments) assets, income, and financial returns and positions;

◾	Investment preferences;

◾
Information related to background checks (
e.g.
, “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;

◾	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and

◾	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.
We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Investor Data Privacy Notice	Blackstone	2

Where do we obtain your personal data?
We collect Personal Data about you from a number of sources, including:

Personal data that you give us
◾
  From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

◾
  When you provide it to us in correspondence and conversations, including electronic communications such as
e-mail
and telephone calls

◾
  When you make transactions with respect to the Fund

◾
  When you interact with our online platforms and websites (such as bxaccess.com)

◾
  When you purchase securities from us and/or tell us where to send money

◾
  From cookies, web beacons, and similar interactions when you or your devices access our sites

◾
  When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal data that we obtain from others
We obtain Personal Data from:

◾
  Publicly available and accessible directories and sources

◾
  Bankruptcy registers

◾
  Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

◾
  Governmental and competent regulatory authorities to whom we have regulatory obligations

◾
  Credit agencies

◾
  Fraud prevention and detection agencies / organizations

◾
  Transaction counterparties

Investor Data Privacy Notice	Blackstone	3

Why do we process your personal data?
We may process your Personal Data for the following reasons:

Contract
It is
necessary to perform our contract
with you to:

◾
  Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

◾
  Meet the resulting contractual obligations we have to you

◾
  Facilitate the continuation or termination of the contractual relationship between you and the Fund

◾
  Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law
It is
necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

◾
  Undertake our client and investor due diligence, and
on-boarding
checks

◾
  Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

◾
  Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

◾
  Comply with requests from regulatory, governmental, tax and law enforcement authorities

◾
  Carry out surveillance and investigations

◾
  Carry out audit checks

◾
  Maintain statutory registers

◾
  Prevent and detect fraud

◾
  Comply with sanctions requirements

Legitimate Interests
For our
legitimate interests
or those of a third party (such as a transaction counterparty or lender) to:

◾
  Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

◾
  Assess and process any applications or requests made by you

◾
  Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

◾
  Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

◾
  Address or investigate any complaints, claims, proceedings or disputes

◾
  Provide you with, and inform you about, our investment products and services

◾
  Monitor and improve our relationships with investors

◾
  Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

Investor Data Privacy Notice	Blackstone	4

Legitimate Interests (cont’d)

◾
  Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

◾
  Manage our risk and operations

◾
  Comply with our accounting and
tax-reporting
requirements

◾
  Comply with our audit requirements

◾
  Assist with internal compliance with our policies and processes

◾
  Ensure appropriate group management and governance

◾
  Keep our internal records

◾
  Prepare reports on incidents/accidents

◾
  Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

◾
  Analyze and manage commercial risks

◾
  Seek professional advice, including legal advice

◾
  Enable any actual or proposed assignee or transferee, participant or sub-participant
of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

◾
  Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

◾
  Monitor communications to/from us using our systems

◾
  Protect the security and integrity of our information technology systems

◾
  Protect the security and safety of our buildings and locations where we operate

◾
  Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

◾
  Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

◾
  Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above
We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Investor Data Privacy Notice	Blackstone	5

Who we share your personal data with
We may share your Personal Data as follows:

Fund Associates
We share your Personal Data with our associates, related parties and members of our group. This is:

◾
  To manage our relationship with you

◾
  For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

◾
  For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers
◾
  Delivering the services you require

◾
  Managing your investment

◾
  Supporting and administering investment-related activities

◾
  Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities
◾
  To comply with applicable laws and regulations

◾
  Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

◾
  Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers
◾
  Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

◾
  Supporting and administering investment-related activities

◾
  Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks
◾
  Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

◾
  Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers
◾
  Providing you with investment-related services

◾
  To comply with applicable legal and regulatory requirements

◾
  Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

◾	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and

◾	Other organizations and agencies – where we are required to do so by law.

Investor Data Privacy Notice	Blackstone	6

Do you have to provide us with this personal data?
Where we collect Personal Data from you, we will indicate if:

◾	Provision of the Personal Data is necessary for our compliance with a legal obligation; or

◾	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.
Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.
Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.
Sending your personal data internationally
We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“
EEA
”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.
Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).
Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘
Contact Us
’ section for details.
Consent – and your right to withdraw it
Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an
e-mail
at
PrivacyQueries@Blackstone.com
at any time if you wish to do so.
Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post,
e-mail,
fax or telephone), you may
opt-out
by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘
Contact Us
’
section for details).

Investor Data Privacy Notice	Blackstone	7

Retention and deletion of your personal data
We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

◾	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and

◾	Retain some Personal Data after your relationship with us ends.
As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.
Your rights
You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

◾	Access your Personal Data

◾	Restrict the use of your Personal Data in certain circumstances

◾	Have incomplete or inaccurate Personal Data corrected

◾	Ask us to stop processing your Personal Data

◾	Require us to delete your Personal Data in some limited circumstances
You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable
format to other organizations (where this is possible).
We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.
If you wish to exercise any of these rights, please see the ‘
Contact Us
’
section for details.
Concerns or queries
We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘
Contact Us
’
section for details.
Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.
If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky )
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/ )

Investor Data Privacy Notice	Blackstone	8

Contact us
Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.
Contact us by
e-mail
or access our web form by
e-mailing
PrivacyQueries@Blackstone.com
.
Contact us in
writing
using this address:

For EU/UK Related Queries	40 Berkeley Square London W1J 5AL United Kingdom

For All Other Queries	345 Park Avenue New York NY 10154
A list of country specific addresses and contacts for locations where we operate is available at
https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA
Changes to this data privacy notice
We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (
www.bxaccess.com
).

Investor Data Privacy Notice	Blackstone	9

August 2024

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.
Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾
  Social Security number and income

◾
  Assets and investment experience

◾
  Risk tolerance and transaction history

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	Yes	Yes

Email a copy of the
Mail-in
Form below identifying any/all you want to limit at
PrivacyQueries@Blackstone.com
, and/or mail to the address indicated below.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Email us at PrivacyQueries@Blackstone.com or go to www.blackstone.com/privacy .

Mail-in Form
Mark any/all you want to limit:
☐   Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
☐   Do not allow your affiliat
es to us
e my personal information to market to me.
☐   Do not share my personal information with nonaffiliates to market their products and services to me.

Name	Attn: Data Policy and Strategy Officer, Legal & Compliance Blackstone Inc. 345 Park Avenue New York NY 10154
Address

City, State, Zip

Who We Are

Who is providing this notice?	Blackstone Registered Funds consists of Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative
Multi-Strategy
Fund, Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, Blackstone Private Credit Fund, Blackstone Secured Lending Fund, and Blackstone Private Multi-Asset Credit and Income Fund.

What We Do

How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do Blackstone Registered Funds collect my personal information?
We collect your personal information, for example, when you:

◾
   open an account or give us your income information
◾
   provide employment information or give us your contact information
◾
   tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

◾
   sharing for affiliates’ everyday business purposes—information about your creditworthiness
◾
   affiliates from using your information to market to you
◾
   sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account, I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.

Definitions

Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾
   Our affiliates include companies with a Blackstone name, financial companies such as Strategic Partners Fund Solutions, and others listed in Appendix A to our Online Privacy Notice at
www.blackstone.com/privacy/online-privacy-notice
.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Our joint marketing partners include financial services companies.

Other Important Information

California Residents
— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents
— In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at
PrivacyQueries@Blackstone.com
or access our web form
www.blackstone.com/privacy
.

You may also write to:
Blackstone, Inc.
Attn: Legal & Compliance
345 Park Avenue
New York, NY 10154

Financial Statement and Supplementary Data

Report of Independent Registered Public Accounting Firm
To the Shareholder and the Board of Trustees of Blackstone Private Multi-Asset Credit and Income Fund:
Opinion on the Financial Statement
We have audited the accompanying statement of assets and liabilities of Blackstone Private Multi-Asset Credit and Income Fund (the “Fund”) as of January 31, 2025, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of January 31, 2025, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. Our procedures included confirmation of securities owned as of January 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
New York, New York
February 21, 2025
We have served as the auditor of one or more investment companies in the Blackstone Credit & Insurance Funds Complex since 2010.

Blackstone Private Multi-Asset Credit and Income Fund
Statement of Assets and Liabilities

January 3l, 2025
Assets
Cash and Cash Equivalents	$100,000

Total Assets	$100,000
Liabilities

Total Liabilities	$—
Commitments and Contingencies (Note 4)	—

Net Assets Attributable to Common Shareholders	$100,000
COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Paid-in-capital	$100 ,000

Net Assets Attributable to Common Shareholders	$100,000
NET ASSET VALUE
Class S Common Shares
Net asset value per share	$—
Net assets	$—
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.01 per share)	—
Class D Common Shares
Net asset value per share	$—
Net assets	$—
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.01 per share)	—
Class I Common Shares
Net asset value per share	$15
Net assets	$100,000
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.01 per share)	6,667
Class I Advisory Common Shares
Net asset value per share	$—
Net assets	$—
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.01 per share)	—
The accompanying notes are an integral part of this financial statement.

Blackstone Private Multi-Asset Credit and Income Fund
Notes to Financial Statement
Note 1
—
ORGANIZATION
Blackstone Private Multi-Asset Credit and Income Fund (“BMACX” or the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management
investment company. The Fund engages in a continuous offering of its Common Shares and operates as an interval fund that will offer to make quarterly repurchases of shares at the relevant net asset value (the “NAV”) per share.
The Fund currently offers four classes of shares of beneficial interest on a continuous basis: Class S Common Shares (“Class S Shares”), Class D Common Shares (“Class D Shares”), Class I Common Shares (“Class I Shares”) and Class I Advisory Common Shares (“Class I Advisory Shares” and, together with the Class S Shares, Class D Shares and Class I Shares, “Common Shares”). The Fund is authorized to issue an unlimited number of Common Shares.
The Fund has adopted, pursuant to Rule
23c-3
under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board of Trustees. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request.
Blackstone Private Credit Strategies LLC (the “Adviser”), an affiliate of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone, “Blackstone Credit & Insurance” or “BXCI”), acts as the Fund’s investment adviser. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser will be responsible for the day-to-
day management of the Fund. The Fund operates under the direction of the Board of Trustees. The independent Trustees are responsible for, among other things, reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates.
The Fund’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund will seek to achieve its investment objectives by employing a flexible mandate and dynamically allocating assets across a wide range of credit and income-oriented strategies with a focus on private investments.
The Fund was organized as a Delaware statutory trust on July 26, 2024, pursuant to an Agreement and Declaration of Trust, governed by the laws of the State of Delaware. The Fund has no operations from that date to January 31, 2025, other than those related to organizational matters and the registration of its Common Shares under applicable securities laws. The Adviser purchased 6,667 Class I Shares at a net asset value of $15.00 per share on January 31, 2025.

Blackstone Private Multi-Asset Credit and Income Fund
Notes to Financial Statement (continued)

Note 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946
.
Management believes it has made all necessary adjustments so that the financial statement is presented fairly and that estimates made in preparing its financial statements are reasonable and prudent.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results may ultimately differ from these estimates.
Net Asset Value
The NAV for each class of Common Shares will be calculated by the Fund daily, as of the close of regular trading on the NYSE. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made. The valuation of the Fund’s investments, upon which the NAV is based, and all other assets and liabilities are recorded in accordance with U.S. GAAP and the 1940 Act. The fund’s investments are valued in accordance with ASC 820 and Rule
2a-5
under the 1940 Act.
Cash and Cash Equivalents
Cash and Cash Equivalents represents cash on hand, cash held in banks, money market funds and liquid investments with original maturities of three months or less. Cash and cash equivalent held by the Fund as of January 31, 2025 are composed of cash equivalents that are categorized as Level 1 within the fair value hierarchy established by ASC 820.
Organizational and Offering Expenses
The Adviser has agreed to bear all expenses of the Fund until the Fund completes its first sale of shares in its public offering, following which organizational expenses will be paid out of Fund assets which will be expensed as they are incurred and offering expenses will be amortized over a
12-month
period from when they are incurred. In each case, the organizational and offering costs will be subject to the Total Expense Cap (as defined in Note 3). As of January 31, 2025, the Fund has not completed its first sale of shares in its public offering. Therefore, organizational and offering expenses are not recorded in the accompanying Statement of Assets and Liabilities.
Income Taxes
The Funds intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its

Blackstone Private Multi-Asset Credit and Income Fund
Notes to Financial Statement (continued)

investment company taxable income and net capital gains, if any. So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s shareholders and would not be reflected in the Fund’s financial statements.
Note 3
—
RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
Pursuant to the Investment Advisory Agreement, the Fund will pay the Adviser a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee.
Management Fee - The management fee is accrued daily and payable monthly in arrears at an annual rate of 0.75% of the value of the Fund’s net assets as of the beginning of each business day. The Adviser has contractually agreed to waive the management fee in full for the six-month
period beginning from the date the Fund completes its first sale of shares in its public offering (“Management Fee Waiver Agreement”). Unless otherwise extended by agreement between the Fund and the Adviser, the management fee payable by the Fund after the termination of the Management Fee Waiver Agreement will be at the annual rate of 0.75% of the Fund’s net assets. The waiver of the management fee under the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement. For the avoidance of doubt, the Adviser is not waiving the incentive fee payable under the Investment Advisory Agreement.
Incentive Fee
-
The incentive fee is based on income, whereby the Fund will pay the Adviser quarterly in arrears 12.5% of the
“Pre-Incentive
Fee Net Investment Income Returns” (as defined below) for each calendar quarter subject to a 5% annualized hurdle rate, with a full catch-up.
“Pre-Incentive
Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, fees and expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
To the extent the Fund invests in investment companies or BDCs managed by the Adviser or its affiliates, shareholders will not bear duplicative fees.
Administration Agreement
Under the terms of the Administration Agreement, Blackstone Private Credit Strategies LLC (in its capacity as BMACX’s administrator, the “Administrator”), will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, overseeing the calculation of NAV, and generally managing the administrative affairs of the Fund. In consideration for its administrative services, the Administrator will be entitled to receive an administration fee accrued daily and payable monthly by the Fund equal to, in the aggregate, an annual rate of 0.10% of the value of the Fund’s net assets as of the beginning of each business day. Accruals will occur daily, provided, however, that accruals on any non-business
day will be effective as of the immediately preceding business day. From time to time, the Administrator may outsource certain administrative duties provided to the Fund to third parties, and the Administrator will pay the third parties accordingly. The fees, costs and expenses of any such third-party service providers will be payable by the Administrator out of its administration fee.

Blackstone Private Multi-Asset Credit and Income Fund
Notes to Financial Statement (continued)

Expense Limitation and Reimbursement Agreement
The Adviser will waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) to the extent that, for any calendar month, “Specified Expenses” (as defined below) would exceed the Total Expense Cap (as defined below). “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) investment advisory fees (including management and incentive fees), (ii) the shareholder servicing fee and/or distribution fees, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, (vi) extraordinary expenses (as determined in the sole discretion of the Adviser), and (vii) acquired fund fees and expenses. “Total Expense Cap” means the annual rate of 0.50% of the Fund’s net assets (annualized). The Adviser may discontinue its obligation to waive its compensation or to bear other expenses at any time (i) prior to the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, with the written consent of the Board of Trustees and (ii) on or after the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, upon written notice to the Fund. If, while the Adviser is the investment adviser to the Fund, the estimated annualized Specified Expenses for a given month are less than the Total Expense Cap, the Adviser shall be entitled to reimbursement by the Fund of the compensation waived and other expenses borne by the Adviser on behalf of the Fund pursuant to the Fund’s Expense Limitation and Reimbursement Agreement during any of the previous thirty-six
(36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses are less than, for such month, the lesser of the Total Expense Cap or any other relevant expense limit then in effect with respect to the Fund, and provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six
(36) month period after the Adviser bears the expense.
Intermediary Manager Agreement
The Fund entered into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Blackstone Securities Partners L.P. (the “Intermediary Manager”), a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority.
Pursuant to the Intermediary Manager Agreement, the Intermediary Manager agreed to, among other things, manage the Fund’s relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which are referred to “participating brokers,” and financial advisors. The Intermediary Manager also coordinates the Fund’s marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the Fund’s offering, its investment strategies, material aspects of its operations and subscription procedures.
The Intermediary Manager is entitled to receive shareholder servicing and/or distribution fee equal to
0.75% per annum of the aggregate NAV for the Class S Shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares, in each case, accrued daily and payable monthly in arrears. The shareholder servicing and/or distribution fees are payable to the Intermediary Manager, but the Intermediary Manager anticipates that all of such fees will be reallowed (paid) to, participating brokers or other financial intermediaries.
Affiliates
The Adviser, the Administrator and the Intermediary Manager are related parties of the Fund. Fee arrangements with related parties are disclosed below.

Blackstone Private Multi-Asset Credit and Income Fund
Notes to Financial Statement (continued)

Note 4—COMMITMENTS AND CONTINGENCIES
Commitments
As of January 31, 2025, the Adviser and its affiliates have incurred organizational and offering expenses on the Fund’s behalf in the estimated amount of $2.0 million. This amount will only be borne by the Fund after the Fund completes its first sale of shares in its public offering. Thereafter, organizational expenses will be paid out of Fund assets which will be expensed as they are incurred and offering expenses will be amortized over a
12-month
period from when they are incurred, in each case, subject to the Total Expense Cap (as defined in Note 3).
Note 5—INDEMNIFICATIONS
Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. Under such agreements, underwriters and agents may be entitled to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution for payments the underwriters or agents may be required to make. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Note 6—RECENT ACCOUNTING PRONOUNCEMENT
In November 2023, the FASB issued ASU
2023-07,
Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU
2023-
07”), which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker. The Fund’s management is currently evaluating the impact of this guidance and intends to comply upon commencement of the Fund’s operations.
Note 7
—
SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events identified that require recognition or disclosure.

Blackstone Private Multi-Asset Credit and Income Fund

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Blackstone Private Multi-Asset Credit and Income Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

All financial intermediaries that effect transactions in these Common Shares, whether or not participating in this offering, may be required to deliver a prospectus.

[ ], 2025

PART C

Other Information

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:
Part A: None.
Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statement
(2)	Exhibits
	(a)(1)	Certificate of Trust(1)
	(a)(2)	Certificate of Amendment to Certificate of Trust(2)
	(a)(3)	Amended and Restated Agreement and Declaration of Trust(3)
	(b)	Bylaws(3)
	(c)	Not applicable.
	(d)	Not applicable.
	(e)	Distribution Reinvestment Plan(3)
	(f)	Not applicable.
	(g)	Investment Advisory Agreement(3)
	(h)(1)	Management Fee Waiver Agreement(3)
	(h)(2)	Intermediary Manager Agreement(3)
	(h)(3)	Form of Selected Intermediary Agreement(3)
	(h)(4)	Distribution and Servicing Plan(3)
	(i)	Not applicable.
	(j)	Custodian Agreement(3)
	(k)(1)	Administration Agreement(3)
	(k)(2)	Transfer Agency Agreement(3)
	(k)(3)	Master Agreement DST Digital Solutions Services(3)
	(k)(4)	Expense Limitation and Reimbursement Agreement(3)
	(k)(5)	Multi-Class Plan(3)
	(1)	Opinion and Consent of Delaware Counsel(3)
	(m)	Not applicable.
	(n)	Consent of Independent Registered Public Accounting Firm(3)
	(o)	Not applicable.
	(p)	Subscription Agreement for Seed Capital(3)
	(q)	Not applicable.
	(r)(1) (r)(2)	Code of Ethics of Registrant(3) Code of Ethics of Adviser(3)
	(s)	Not applicable.
	(t)	Power of Attorney(3)
	101.INS	Inline XBRL Instance Document.(3)
	101.SCH	Inline XBRL Taxonomy Extension Schema Document.(3)
	101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.(3)
	101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.(3)
	101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.(3)
	101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.(3)
	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2, filed on August 21, 2024.
(2)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2, filed on December 23, 2024.
(3)	Filed herewith.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$0
Legal fees	$2,000,000
Accounting fees	$10,000
Printing fees	$190,000
Blue sky fees	$20,000
Total	$2,220,000

Item 28. Persons Controlled by or Under Common Control With Registrant

Immediately prior to this offering, Blackstone Private Credit Strategies LLC, a Delaware limited liability company, will own 100% of the outstanding common shares of the Registrant due to the contribution of seed capital. See “Control Persons and Principal Shareholders” in the Prospectus contained herein.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Class S	—
Class D	—
Class I	—
Class I Advisory	—

Item 30. Indemnification

The Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

The descriptions of the Adviser under the caption “Management of the Fund” in this registration statement are incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-128455) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser’s principal business address is 345 Park Avenue, 31st floor, New York, NY 10154.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at 345 Park Avenue, 31st Floor, New York, NY 10154.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) Not applicable;

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on February 21, 2025.

BLACKSTONE PRIVATE MULTI-ASSET CREDIT AND INCOME FUND

By:	/s/ Heather von Zuben
Name:	Heather von Zuben
Title:	Chairperson, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date
/s/ Heather von Zuben Heather von Zuben	Chairperson, Chief Executive Officer and Trustee (Principal Executive Officer)	February 21, 2025

/s/ Kevin Kresge Kevin Kresge	Chief Financial Officer (Principal Financial Officer)	February 21, 2025

/s/ Gregory Roppa Gregory Roppa	Chief Accounting Officer (Principal Accounting Officer)	February 21, 2025

/s/ Tracy Collins* Tracy Collins	Trustee	February 21, 2025

/s/ Vicki Fuller* Vicki Fuller	Trustee	February 21, 2025

/s/ James Clark* James Clark	Trustee	February 21, 2025

/s/ Hope Pascucci* Hope Pascucci	Trustee	February 21, 2025

*By:

/s/ Heather von Zuben
Heather von Zuben

As Agent or Attorney-in-Fact

February 21, 2025

Schedule of Exhibits

(a)(3)	Amended and Restated Agreement and Declaration of Trust
(b)	Bylaws
(e)	Distribution Reinvestment Plan
(g)	Investment Advisory Agreement
(h)(1)	Management Fee Waiver Agreement
(h)(2)	Intermediary Manager Agreement
(h)(3)	Form of Selected Intermediary Agreement
(h)(4)	Distribution and Servicing Plan
(j)	Custodian Agreement
(k)(1)	Administration Agreement
(k)(2)	Transfer Agency Agreement
(k)(3)	Master Agreement DST Digital Solutions Services
(k)(4)	Expense Limitation and Reimbursement Agreement
(k)(5)	Multi-Class Plan
(1)	Opinion and Consent of Delaware Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(p)	Subscription Agreement for Seed Capital
(r)(1)	Code of Ethics of Registrant
(r)(2)	Code of Ethics of Adviser
(t)	Power of Attorney
101.INS	Inline XBRL Instance Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).